 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BOND FUND/VA: We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Denver, Colorado February 11, 2005 STATEMENT OF INVESTMENTS December 31, 2004 -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 ----------------------------------------------------------------------------------------- ASSET-BACKED SECURITIES--14.3% ----------------------------------------------------------------------------------------- Bank One Auto Securitization Trust, Automobile Receivable Certificates, Series 2003-1, Cl. A2, 1.29%, 8/21/06 $ 1,248,281 $ 1,246,064 ----------------------------------------------------------------------------------------- BMW Vehicle Owner Trust, Automobile Loan Certificates, Series 2004-A, Cl. A2, 1.88%, 10/25/06 2,893,286 2,884,008 ----------------------------------------------------------------------------------------- Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts., Series 2004-2, Cl. A3, 3.58%, 1/15/09 2,250,000 2,247,188 ----------------------------------------------------------------------------------------- Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed Certificates: Series 2003-C, Cl. AF1, 2.14%, 7/25/18 365,095 364,688 Series 2004-A, Cl. AF1, 2.03%, 6/25/19 722,488 719,706 Series 2004-D, Cl. AF1, 2.98%, 4/25/20 1 1,170,118 1,166,324 ----------------------------------------------------------------------------------------- Chase Funding Mortgage Loan Asset-Backed Certificates, Home Equity Mtg. Obligations: Series 2002-4, Cl. 1A3, 3.44%, 4/25/23 392,162 392,188 Series 2003-1, Cl. 1A3, 3.14%, 7/25/23 1,125,276 1,124,691 Series 2003-4, Cl. 1A1, 2.538%, 9/25/17 2 354,162 354,353 Series 2003-4, Cl. 1A2, 2.138%, 7/25/18 900,000 896,977 ----------------------------------------------------------------------------------------- Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through Certificates: Series 2002-A, Cl. A4, 4.24%, 9/15/08 591,900 595,603 Series 2003-B, Cl. A2, 1.28%, 3/15/06 397,999 397,778 ----------------------------------------------------------------------------------------- CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2004-DFS, Cl. A2, 2.66%, 11/20/06 1 1,840,000 1,832,167 ----------------------------------------------------------------------------------------- CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized Mtg. Obligations: Series 2003-2, Cl. AF1, 2.518%, 5/25/33 2 209,577 209,712 Series 2003-3, Cl. AF1, 2.538%, 8/25/33 2 841,457 842,020 ----------------------------------------------------------------------------------------- Citigroup Mortgage Loan Trust, Inc., Home Equity Mtg. Obligations, Series 2004-OPT1, Cl. A1B, 2.388%, 9/1/34 1 2,104,493 2,101,862 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ----------------------------------------------------------------------------------------- ASSET-BACKED SECURITIES Continued ----------------------------------------------------------------------------------------- Countrywide Asset-Backed Certificates, Inc., Home Equity Asset-Backed Certificates, Series 2002-4, Cl. A1, 2.788%, 2/25/33 2 $ 414,877 $ 417,537 ----------------------------------------------------------------------------------------- DaimlerChrysler Auto Trust, Automobile Loan Pass-Through Certificates: Series 2003-A, Cl. A2, 1.52%, 12/8/05 1,054,529 1,054,421 Series 2003-B, Cl. A2, 1.61%, 7/10/06 3,726,266 3,720,003 Series 2004-B, Cl. A2, 2.48%, 2/8/07 1 670,000 668,393 Series 2004-C, Cl. A2, 2.62%, 6/8/07 3,330,000 3,319,778 ----------------------------------------------------------------------------------------- Ford Credit Auto Owner Trust, Automobile Loan Pass-Through Certificates, Series 2004-A, Cl. A2, 2.13%, 10/15/06 1,100,000 1,095,717 ----------------------------------------------------------------------------------------- Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts., Series 2003-3, Cl. A1, 1.50%, 1/15/08 2,369,494 2,361,123 ----------------------------------------------------------------------------------------- Honda Auto Receivables Owner Trust, Automobile Receivable Obligations: Series 2003-3, Cl. A2, 1.52%, 4/21/06 2,495,247 2,491,068 Series 2003-4, Cl. A2, 1.58%, 7/17/06 3,083,871 3,076,991 ----------------------------------------------------------------------------------------- Household Automotive Trust, Automobile Loan Certificates, Series 2003-2, Cl. A2, 1.56%, 12/18/06 1,266,104 1,263,603 ----------------------------------------------------------------------------------------- Lease Investment Flight Trust, Collateralized Aviation Obligations, Series 1A, Cl. D2, 8%, 7/15/31 1 5,356,722 502,193 ----------------------------------------------------------------------------------------- Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31 1 4,064,108 4,198,630 ----------------------------------------------------------------------------------------- M&I Auto Loan Trust, Automobile Loan Certificates: Series 2002-1, Cl. A3, 2.49%, 10/22/07 1,350,430 1,350,242 Series 2003-1, Cl. A2, 1.60%, 7/20/06 2,053,001 2,050,038 ----------------------------------------------------------------------------------------- National City Auto Receivables Trust, Automobile Receivable Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07 1,212,883 1,208,615 ----------------------------------------------------------------------------------------- NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I, Cl. ECFD, 8.75%, 1/25/29 1 3,370,016 899,373 ----------------------------------------------------------------------------------------- Nissan Auto Lease Trust, Automobile Lease Obligations: Series 2003-A, Cl. A2, 1.69%, 12/15/05 209,464 209,464 Series 2004-A, Cl. A2, 2.55%, 1/15/07 1,590,000 1,588,921 7 | OPPENHEIMER BOND FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 ----------------------------------------------------------------------------------------- ASSET-BACKED SECURITIES Continued ----------------------------------------------------------------------------------------- Nissan Auto Receivables Owner Trust, Automobile Receivable Nts., Series 2002-A, Cl. A4, 4.28%, 10/16/06 $ 469,590 $ 471,958 ----------------------------------------------------------------------------------------- Option One Mortgage Loan Trust, Home Equity Mtg. Obligations, Series 2004-3, Cl. A2, 2.568%, 11/25/34 1,2 1,129,842 1,130,569 ----------------------------------------------------------------------------------------- Popular ABS Mortgage Pass-Through Trust, Home Equity Pass-Through Certificates, Series 2004-5, Cl. A F2, 3.735%, 11/10/34 1 620,000 617,937 ----------------------------------------------------------------------------------------- Tobacco Settlement Authority, Asset-Backed Securities, Series 2001-A, 6.79%, 6/1/10 1,930,000 1,924,673 ----------------------------------------------------------------------------------------- Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed Obligations: Series 2002-B, Cl. A3, 3.76%, 6/15/06 239,721 240,067 Series 2003-B, Cl. A2, 1.43%, 2/15/06 975,302 974,707 ----------------------------------------------------------------------------------------- USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.: Series 2001-2, Cl. A4, 3.91%, 4/16/07 462,011 462,934 Series 2002-1, Cl. A3, 2.41%, 10/16/06 577,258 577,239 Series 2004-2, Cl. A2, 2.41%, 2/15/07 2,270,000 2,262,828 Series 2004-3, Cl. A2, 2.79%, 6/15/07 1,540,000 1,536,962 ----------------------------------------------------------------------------------------- Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities, Series 2004-A, Cl. A2, 2.47%, 1/22/07 2,190,000 2,179,991 ----------------------------------------------------------------------------------------- Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable Certificates: Series 2003-1, Cl. A2, 1.11%, 12/20/05 148,183 148,133 Series 2003-2, Cl. A2, 1.55%, 6/20/06 1,667,494 1,664,255 ----------------------------------------------------------------------------------------- Wachovia Auto Owner Trust, Automobile Receivable Nts., Series 2004-B, Cl. A2, 2.40%, 5/21/07 1,620,000 1,613,333 ----------------------------------------------------------------------------------------- Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. AI1B, 2.94%, 9/25/18 3,358,336 3,342,250 ----------------------------------------------------------------------------------------- Whole Auto Loan Trust, Automobile Loan Receivable Certificates: Series 2003-1, Cl. A2A, 1.40%, 4/15/06 2,234,176 2,229,987 Series 2004-1, Cl. A2A, 2.59%, 5/15/07 2,000,000 1,992,640 --------------- Total Asset-Backed Securities (Cost $78,256,358) 72,221,902 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ----------------------------------------------------------------------------------------- MORTGAGE-BACKED OBLIGATIONS--54.1% ----------------------------------------------------------------------------------------- GOVERNMENT AGENCY--43.3% ----------------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED--43.1% Fannie Mae Whole Loan, Collateralized Mtg. Obligations Pass-Through Certificates, Trust 004-W9, Cl. 2A2, 7%, 2/25/44 3 $ 1,305,163 $ 1,383,877 ----------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp.: 5%, 1/1/35 3 5,153,000 5,117,573 5.50%, 1/1/35 3 1,783,000 1,811,417 6.50%, 7/1/28-4/1/34 1,512,292 1,589,756 7%, 3/1/31-11/1/34 15,183,200 16,104,550 7%, 4/1/32-1/1/35 3 4,290,000 4,544,719 8%, 4/1/16 1,466,570 1,557,217 9%, 8/1/22-5/1/25 401,828 447,652 ----------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Pass-Through Participation Certificates, Series 151, Cl. F, 9%, 5/15/21 72,045 72,086 ----------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2500, Cl. FD, 2.903%, 3/15/32 2 826,692 829,935 Series 2526, Cl. FE, 2.803%, 6/15/29 2 1,116,913 1,120,933 Series 2551, Cl. FD, 2.803%, 1/15/33 2 897,254 903,404 ----------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 176, Cl. IO, (0.21)%, 6/1/26 4 1,267,751 236,695 Series 183, Cl. IO, (1.41)%, 4/1/27 4 1,984,500 384,749 Series 184, Cl. IO, 1.81%, 12/1/26 4 2,036,419 378,674 Series 192, Cl. IO, 3.27%, 2/1/28 4 485,244 90,177 Series 200, Cl. IO, 2.89%, 1/1/29 4 592,784 113,646 Series 206, Cl. IO, (16.54)%, 12/1/29 4 1,352,113 245,798 Series 2130, Cl. SC, 12.38%, 3/15/29 4 1,349,514 140,976 Series 2796, Cl. SD, 19.10%, 7/15/26 4 2,071,436 209,384 ----------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 6.95%, 6/1/26 5 516,501 450,616 ----------------------------------------------------------------------------------------- Federal National Mortgage Assn.: 4.50%, 1/1/20 3 12,307,000 12,268,541 5%, 1/1/20-1/1/35 3 22,401,000 22,369,335 5.50%, 3/1/33-1/1/34 14,236,928 14,470,326 5.50%, 1/1/35 3 20,092,000 20,399,649 6%, 8/1/24 2,296,120 2,389,823 6%, 1/1/35 3 18,725,000 19,362,811 6.50%, 3/1/11 64,829 68,799 8 | OPPENHEIMER BOND FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED Continued Federal National Mortgage Assn.: Continued 6.50%, 1/1/35 3 $ 45,697,000 $ 47,924,729 7%, 11/1/25-7/1/34 10,186,327 10,811,344 7%, 1/1/35 3 11,749,000 12,450,274 7.50%, 1/1/08-1/1/26 139,152 148,799 8%, 5/1/17 16,011 17,450 8.50%, 7/1/32 202,224 219,691 ----------------------------------------------------------------------------------------- Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Trust 131, Cl. G, 8.75%, 11/25/05 18,268 18,547 Trust 1993-87, Cl. Z, 6.50%, 6/25/23 2,683,300 2,817,589 Trust 2001-70, Cl. LR, 6%, 9/25/30 1,126,397 1,148,481 Trust 2001-72, Cl. NH, 6%, 4/25/30 908,252 928,849 Trust 2001-74, Cl. PD, 6%, 5/25/30 383,581 388,786 Trust 2002-50, Cl. PD, 6%, 9/25/27 630,718 631,141 Trust 2002-77, Cl. WF, 2.81%, 12/18/32 2 1,440,915 1,449,427 Trust 2003-81, Cl. PA, 5%, 2/25/12 625,637 627,937 Trust 2004-101, Cl. BG, 5%, 1/25/20 1,908,000 1,924,695 ----------------------------------------------------------------------------------------- Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust 1989-17, Cl. E, 10.40%, 4/25/19 127,390 142,299 ----------------------------------------------------------------------------------------- Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Trust 319, Cl. 2, (3.08)%, 2/1/32 4 914,601 175,797 Trust 2002-47, Cl. NS, 9.28%, 4/25/32 4 2,682,302 281,133 Trust 2002-51, Cl. S, 9.56%, 8/25/32 4 2,462,362 258,344 ----------------------------------------------------------------------------------------- Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 222, Cl. 2, (2.03)%, 6/1/23 4 3,836,433 714,784 Trust 240, Cl. 2, (1.12)%, 9/1/23 4 4,450,477 847,552 Trust 252, Cl. 2, (3.44)%, 11/1/23 4 3,039,360 597,047 Trust 254, Cl. 2, (0.11)%, 1/1/24 4 1,482,053 306,254 Trust 273, Cl. 2, 0.09%, 7/1/26 4 920,321 170,042 Trust 303, Cl. IO, (13.36)%, 11/1/29 4 577,780 112,856 Trust 321, Cl. 2, (8.68)%, 3/1/32 4 10,036,256 1,994,458 Trust 333, Cl. 2, 2.09%, 3/1/33 4 3,221,848 696,792 Trust 334, Cl. 17, (16.18)%, 2/1/33 4 1,641,349 329,047 Trust 2001-81, Cl. S, 13.68%, 1/25/32 4 1,056,260 128,828 Trust 2002-52, Cl. SD, 8.50%, 9/25/32 4 3,113,327 321,902 Trust 2002-77, Cl. SH, 21.15%, 12/18/32 4 1,250,229 126,609 Trust 2004-54, Cl. DS, 20.40%, 11/25/30 4 2,208,796 201,289 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED Continued Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 9.71%, 9/25/23 5 $ 1,016,567 $ 880,366 --------------- 218,856,256 ----------------------------------------------------------------------------------------- GNMA/GUARANTEED--0.2% Government National Mortgage Assn.: 7%, 1/15/09-5/15/09 63,937 67,640 8.50%, 8/15/17-12/15/17 521,575 574,537 ----------------------------------------------------------------------------------------- Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 14.94%, 1/16/27 4 2,062,394 197,250 Series 2002-15, Cl. SM, 9.39%, 2/16/32 4 2,427,939 234,086 Series 2004-11, Cl. SM, 10.64%, 1/17/30 4 1,906,852 171,457 --------------- 1,244,970 ----------------------------------------------------------------------------------------- PRIVATE--10.8% ----------------------------------------------------------------------------------------- COMMERCIAL--10.2% Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1996-MD6, Cl. A3, 7.405%, 11/13/29 2 1,200,000 1,298,748 ----------------------------------------------------------------------------------------- Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security Collateralized Mtg. Obligations, Series 1997-D4, Cl. PS1, 5.54%, 4/14/29 4 42,978,868 1,596,437 ----------------------------------------------------------------------------------------- Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2004-6, Cl. A3, 4.512%, 12/10/42 1,720,000 1,720,000 ----------------------------------------------------------------------------------------- Bank of America Mortgage Securities, Inc., Collateralized Mtg. Obligations Pass-Through Certificates: Series 2004-E, Cl. 2A9, 3.712%, 6/25/34 2,005,519 2,006,786 Series 2004-G, Cl. 2A1, 2.469%, 8/25/34 1,364,127 1,361,438 Series 2004-2, Cl. 2A1, 6.50%, 7/20/32 3,609,116 3,687,259 Series 2004-8, Cl. 5A1, 6.50%, 5/25/32 2,702,672 2,808,246 ----------------------------------------------------------------------------------------- Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 9.87%, 6/22/24 4 25,279,609 959,280 9 | OPPENHEIMER BOND FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- COMMERCIAL Continued Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2004-J9, Cl. 1A1, 2.598%, 10/25/34 2 $ 2,501,567 $ 2,504,445 ----------------------------------------------------------------------------------------- DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1996-CF1, Cl. A3, 7.904%, 3/13/28 2 711,193 723,130 ----------------------------------------------------------------------------------------- First Union National Bank/ Lehman Brothers/Bank of America Commercial Mtg. Trust, Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%, 11/18/35 1,510,000 1,624,400 ----------------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Obligations, Series 2004-C3, Cl. A4, 4.547%, 12/10/41 1,110,000 1,112,920 ----------------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29 1,152,983 1,220,512 ----------------------------------------------------------------------------------------- GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through Certificates, Series 2004-C1, Cl. A1, 3.659%, 10/10/28 1,271,204 1,257,387 ----------------------------------------------------------------------------------------- GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 04-12, Cl. 3A1, 4.593%, 12/25/34 1,2 3,795,193 3,800,420 ----------------------------------------------------------------------------------------- Lehman Brothers Commercial Conduit Mortgage Trust, Interest- Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 6.40%, 2/18/30 4 18,695,717 603,090 ----------------------------------------------------------------------------------------- Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24 1 415,366 382,093 ----------------------------------------------------------------------------------------- Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-6, Cl 10A1, 6%, 7/25/34 3,519,677 3,634,390 ----------------------------------------------------------------------------------------- Mastr Asset Securitization Trust, Pass-Through Collateralized Mtg. Obligations, Series 2004-9, Cl. A3, 4.70%, 8/25/34 2,885,183 2,887,520 ----------------------------------------------------------------------------------------- Mastr Seasoned Securities Trust, Collateralized Mtg. Obligations, Series 2004-2, Cl. PT65, 6.50%, 12/1/34 3 5,041,000 5,191,442 ----------------------------------------------------------------------------------------- Nomura Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30 1,680,000 1,818,240 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- COMMERCIAL Continued Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 7.85%, 5/18/32 4 $ 379,935,952 $ 1,538,323 ----------------------------------------------------------------------------------------- Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg. Obligations: Series 2004-DD, Cl. 2 A1, 4.548%, 1/25/35 2,540,000 2,544,167 Series 2004-N, Cl. A10, 3.803%, 8/25/34 1 3,553,553 3,565,241 Series 2004-W, Cl. A2, 4.635%, 11/25/34 2 1,965,129 1,970,554 --------------- 51,816,468 ----------------------------------------------------------------------------------------- OTHER--0.1% CIT Equipment Collateral, Equipment Receivable-Backed Nts., Series 2003-EF1, Cl. A2, 1.49%, 12/20/05 226,169 226,215 ----------------------------------------------------------------------------------------- Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 34.28%, 10/23/17 4 24,848 5,917 ----------------------------------------------------------------------------------------- Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 9.29%, 10/23/17 5 36,775 33,828 --------------- 265,960 ----------------------------------------------------------------------------------------- RESIDENTIAL--0.5% Structured Asset Securities Corp., Collateralized Mtg. Obligations Pass-Through Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32 2,908,347 2,588,930 --------------- Total Mortgage-Backed Obligations (Cost $274,406,649) 274,772,584 ----------------------------------------------------------------------------------------- U.S. GOVERNMENT OBLIGATIONS--9.1% ----------------------------------------------------------------------------------------- Federal Home Loan Mortgage Corp. Unsec. Nts.: 6.625%, 9/15/09 14,525,000 16,260,447 6.875%, 9/15/10 7,300,000 8,343,637 ----------------------------------------------------------------------------------------- Federal National Mortgage Assn. Unsec. Nts.: 3.01%, 6/2/06 6 2,500,000 2,489,780 6.625%, 9/15/09 6,010,000 6,717,449 7.25%, 5/15/30 1,665,000 2,135,717 ----------------------------------------------------------------------------------------- Tennessee Valley Authority Bonds: 7.125%, 5/1/30 2,570,000 3,207,201 Series A, 6.79%, 5/23/12 5,659,000 6,525,755 10 | OPPENHEIMER BOND FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- U.S. GOVERNMENT OBLIGATIONS Continued ----------------------------------------------------------------------------------------- U.S. Treasury Nts., 4.25%, 11/15/14 $ 758,000 $ 760,221 --------------- Total U.S. Government Obligations (Cost $46,186,100) 46,440,207 ----------------------------------------------------------------------------------------- FOREIGN GOVERNMENT OBLIGATIONS--0.6% ----------------------------------------------------------------------------------------- United Mexican States Nts., 7.50%, 1/14/12 (Cost $2,632,266) 2,610,000 2,966,265 ----------------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--40.8% ----------------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--11.5% ----------------------------------------------------------------------------------------- AUTO COMPONENTS--1.1% Delphi Automotive Systems Corp., 6.50% Nts., 5/1/09 3,195,000 3,287,016 ----------------------------------------------------------------------------------------- Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09 2,265,000 2,571,239 --------------- 5,858,255 ----------------------------------------------------------------------------------------- AUTOMOBILES--2.9% American Honda Finance Corp., 3.85% Nts., 11/6/08 7 1,555,000 1,552,036 ----------------------------------------------------------------------------------------- DaimlerChrysler North America Holding Corp., 4.75% Unsec. Nts., 1/15/08 3,645,000 3,725,434 ----------------------------------------------------------------------------------------- Ford Holdings, Inc., 9.30% Unsec. Unsub. Debs., 3/1/30 460,000 540,918 ----------------------------------------------------------------------------------------- Ford Motor Credit Co., 7.375% Nts., 10/28/09 485,000 523,685 ----------------------------------------------------------------------------------------- General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33 2,705,000 2,810,365 ----------------------------------------------------------------------------------------- Hertz Corp. (The), 6.35% Nts., 6/15/10 2,960,000 3,037,132 ----------------------------------------------------------------------------------------- Volkswagen Credit, Inc., 2.33% Nts., 7/21/05 2,7 2,695,000 2,695,226 --------------- 14,884,796 ----------------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--1.0% Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07 1,025,000 1,115,458 ----------------------------------------------------------------------------------------- Starwood Hotels & Resorts Worldwide, Inc., 7.375% Nts., 5/1/07 805,000 862,356 ----------------------------------------------------------------------------------------- Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06 2,785,000 2,959,377 --------------- 4,937,191 ----------------------------------------------------------------------------------------- HOUSEHOLD DURABLES--1.2% Beazer Homes USA, Inc., 8.625% Sr. Unsec. Nts., 5/15/11 1,440,000 1,576,800 ----------------------------------------------------------------------------------------- D.R. Horton, Inc., 6.125% Nts., 1/15/14 1,415,000 1,464,525 ----------------------------------------------------------------------------------------- Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13 1,250,000 1,325,891 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- HOUSEHOLD DURABLES Continued Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11 $ 1,440,000 $ 1,598,400 --------------- 5,965,616 ----------------------------------------------------------------------------------------- MEDIA--3.9% Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08 2,525,000 2,837,390 ----------------------------------------------------------------------------------------- Cox Communications, Inc., 7.875% Unsec. Nts., 8/15/09 1,695,000 1,925,678 ----------------------------------------------------------------------------------------- Liberty Media Corp., 3.50% Nts., 9/25/06 1,660,000 1,651,459 ----------------------------------------------------------------------------------------- TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12 2,500,000 3,226,815 ----------------------------------------------------------------------------------------- Time Warner Cos., Inc., 9.125% Debs., 1/15/13 2,840,000 3,656,415 ----------------------------------------------------------------------------------------- Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12 1,073,000 1,409,602 ----------------------------------------------------------------------------------------- Univision Communications, Inc.: 2.875% Sr. Unsec. Nts., 10/15/06 357,000 352,422 3.50% Sr. Unsec. Nts., 10/15/07 1,860,000 1,839,257 ----------------------------------------------------------------------------------------- Walt Disney Co. (The), 5.375% Sr. Unsec. Nts., 6/1/07 2,975,000 3,094,271 --------------- 19,993,309 ----------------------------------------------------------------------------------------- MULTILINE RETAIL--1.0% Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08 1,785,000 1,944,800 ----------------------------------------------------------------------------------------- J.C. Penney Co., Inc., 8% Nts., 3/1/10 2,640,000 3,029,400 ----------------------------------------------------------------------------------------- May Department Stores Co., 3.95% Nts., 7/15/07 178,000 178,407 --------------- 5,152,607 ----------------------------------------------------------------------------------------- SPECIALTY RETAIL--0.4% Gap, Inc. (The): 6.90% Nts., 9/15/07 1 1,169,000 1,262,520 10.55% Unsub. Nts., 12/15/08 466,000 569,685 --------------- 1,832,205 ----------------------------------------------------------------------------------------- CONSUMER STAPLES--3.2% ----------------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--1.8% Food Lion, Inc., 7.55% Nts., 4/15/07 1,815,000 1,972,083 ----------------------------------------------------------------------------------------- Kroger Co. (The), 7.80% Sr. Nts., 8/15/07 4,300,000 4,718,566 ----------------------------------------------------------------------------------------- Safeway, Inc., 4.80% Sr. Unsec. Nts., 7/16/07 2,440,000 2,499,268 --------------- 9,189,917 ----------------------------------------------------------------------------------------- FOOD PRODUCTS--1.4% ConAgra Foods, Inc., 6% Nts., 9/15/06 1,320,000 1,374,937 ----------------------------------------------------------------------------------------- General Mills, Inc., 3.875% Nts., 11/30/07 2,070,000 2,078,034 11 | OPPENHEIMER BOND FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- FOOD PRODUCTS Continued Kraft Foods, Inc., 5.25% Nts., 6/1/07 $ 3,275,000 $ 3,394,407 --------------- 6,847,378 ----------------------------------------------------------------------------------------- ENERGY--1.5% ----------------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.1% Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08 400,000 414,000 ----------------------------------------------------------------------------------------- OIL & GAS--1.4% Chesapeake Energy Corp., 7.50% Sr. Nts., 6/15/14 1,380,000 1,514,550 ----------------------------------------------------------------------------------------- Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12 1,980,000 2,179,679 ----------------------------------------------------------------------------------------- Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27 1,730,000 2,175,475 ----------------------------------------------------------------------------------------- PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13 7 1,522,029 1,477,852 --------------- 7,347,556 ----------------------------------------------------------------------------------------- FINANCIALS--10.6% ----------------------------------------------------------------------------------------- COMMERCIAL BANKS--0.3% Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13 33,000 33,629 ----------------------------------------------------------------------------------------- National City Bank, 6.20% Sub. Nts., 12/15/11 178,000 195,963 ----------------------------------------------------------------------------------------- SunTrust Banks, Inc.: 4% Nts., 10/15/08 1,370,000 1,383,832 7.75% Unsec. Sub. Nts., 5/1/10 123,000 143,014 --------------- 1,756,438 ----------------------------------------------------------------------------------------- CONSUMER FINANCE--0.3% Household Finance Corp., 8.875% Sr. Unsec. Nts., 2/15/06 1,435,000 1,519,471 ----------------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--3.3% American Express Centurion Bank, 4.375% Nts., 7/30/09 950,000 966,120 ----------------------------------------------------------------------------------------- CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12 3,080,000 3,650,995 ----------------------------------------------------------------------------------------- Franklin Resources, Inc., 3.70% Nts., 4/15/08 1,430,000 1,427,713 ----------------------------------------------------------------------------------------- Lehman Brothers Holdings, Inc., 7% Nts., 2/1/08 1,660,000 1,814,956 ----------------------------------------------------------------------------------------- Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08 262,000 283,077 ----------------------------------------------------------------------------------------- MBNA America Bank NA, 5.375% Nts., 1/15/08 2,050,000 2,142,588 ----------------------------------------------------------------------------------------- Merrill Lynch & Co., Inc., 4.125% Nts., 9/10/09 2,755,000 2,756,022 ----------------------------------------------------------------------------------------- Morgan Stanley, 6.60% Nts., 4/1/12 3,410,000 3,808,769 --------------- 16,850,240 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- INSURANCE--4.9% Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 7 $ 520,000 $ 526,567 ----------------------------------------------------------------------------------------- Allstate Life Global Funding II, 3.50% Nts., 7/30/07 710,000 707,436 ----------------------------------------------------------------------------------------- AXA, 8.60% Unsec. Sub. Nts., 12/15/30 2,520,000 3,319,626 ----------------------------------------------------------------------------------------- Hartford Financial Services Group, Inc. (The), 2.375% Nts., 6/1/06 1,185,000 1,163,733 ----------------------------------------------------------------------------------------- John Hancock Global Funding II, 7.90% Nts., 7/2/10 7 2,554,000 2,993,814 ----------------------------------------------------------------------------------------- Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14 506,000 495,303 ----------------------------------------------------------------------------------------- Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12 3,185,000 3,368,332 ----------------------------------------------------------------------------------------- Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 7 4,640,000 5,907,323 ----------------------------------------------------------------------------------------- Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 7 4,875,000 6,242,442 --------------- 24,724,576 ----------------------------------------------------------------------------------------- REAL ESTATE--1.8% iStar Financial, Inc.: 4.875% Sr. Unsec. Nts., Series B, 1/15/09 1,235,000 1,254,685 8.75% Sr. Unsec. Nts., 8/15/08 905,000 1,032,802 ----------------------------------------------------------------------------------------- Liberty Property Trust, 5.65% Sr. Nts., 8/15/14 1,330,000 1,369,046 ----------------------------------------------------------------------------------------- Spieker Properties LP, 6.75% Unsec. Unsub. Nts., 1/15/08 2,400,000 2,603,052 ----------------------------------------------------------------------------------------- Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07 2,630,000 2,732,094 --------------- 8,991,679 ----------------------------------------------------------------------------------------- HEALTH CARE--1.2% ----------------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--1.2% Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06 2,730,000 2,842,774 ----------------------------------------------------------------------------------------- CIGNA Corp., 7.40% Unsec. Nts., 5/15/07 3,195,000 3,434,328 --------------- 6,277,102 ----------------------------------------------------------------------------------------- INDUSTRIALS--3.7% ----------------------------------------------------------------------------------------- AEROSPACE & DEFENSE--0.6% Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06 406,000 418,788 ----------------------------------------------------------------------------------------- McDonnell Douglas Corp., 6.875% Unsec. Unsub. Nts., 11/1/06 366,000 387,576 ----------------------------------------------------------------------------------------- Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11 2,210,000 2,539,416 --------------- 3,345,780 12 | OPPENHEIMER BOND FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS--0.6% FedEx Corp., 2.65% Unsec. Nts., 4/1/07 $ 2,975,000 $ 2,915,360 ----------------------------------------------------------------------------------------- BUILDING PRODUCTS--0.1% Green Star Products, Inc., 10.15% Bonds, 6/24/10 7 682,655 695,451 ----------------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--0.9% Allied Waste North America, Inc., 8.875% Sr. Nts., Series B, 4/1/08 1,330,000 1,429,750 ----------------------------------------------------------------------------------------- Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts., 8/15/05 300,000 304,500 ----------------------------------------------------------------------------------------- Waste Management, Inc.: 7% Sr. Nts., 7/15/28 920,000 1,040,825 7.125% Sr. Unsec. Nts., 10/1/07 1,485,000 1,613,861 --------------- 4,388,936 ----------------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--1.0% Hutchison Whampoa International Ltd., 7.45% Sr. Bonds, 11/24/33 7 1,675,000 1,863,566 ----------------------------------------------------------------------------------------- Tyco International Group SA: 6.375% Sr. Unsec. Unsub. Nts., 2/15/06 1,895,000 1,958,666 6.75% Sr. Unsub. Nts., 2/15/11 975,000 1,094,152 --------------- 4,916,384 ----------------------------------------------------------------------------------------- ROAD & RAIL--0.5% Canadian National Railway Co., 4.25% Nts., 8/1/09 358,000 361,220 ----------------------------------------------------------------------------------------- CSX Corp., 6.25% Unsec. Nts., 10/15/08 2,012,000 2,171,121 --------------- 2,532,341 ----------------------------------------------------------------------------------------- MATERIALS--0.2% ----------------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.2% Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05 873,000 877,062 ----------------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--3.6% ----------------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--3.1% British Telecommunications plc: 7.875% Nts., 12/15/05 2,525,000 2,634,148 8.125% Nts., 12/15/10 215,000 258,495 ----------------------------------------------------------------------------------------- Citizens Communications Co., 9.25% Sr. Nts., 5/15/11 989,000 1,162,075 ----------------------------------------------------------------------------------------- Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10 2,630,000 3,136,809 ----------------------------------------------------------------------------------------- France Telecom SA: 7.95% Sr. Unsec. Nts., 3/1/06 2,070,000 2,174,030 9.25% Sr. Unsec. Nts., 3/1/31 2 1,150,000 1,563,540 ----------------------------------------------------------------------------------------- Sprint Capital Corp.: 7.125% Sr. Unsec. Nts., 1/30/06 1,345,000 1,399,316 8.75% Nts., 3/15/32 1,220,000 1,630,420 PRINCIPAL VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES Continued Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08 $ 1,750,000 $ 1,766,037 --------------- 15,724,870 ----------------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--0.5% AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07 2,395,000 2,602,747 ----------------------------------------------------------------------------------------- UTILITIES--5.3% ----------------------------------------------------------------------------------------- ELECTRIC UTILITIES--4.4% CenterPoint Energy, Inc.: 5.875% Sr. Nts., 6/1/08 2,425,000 2,539,445 8.125% Unsec. Nts., Series B, 7/15/05 530,000 544,031 ----------------------------------------------------------------------------------------- Conectiv, Inc., 5.30% Unsec. Unsub. Nts., Series B, 6/1/05 397,000 400,264 ----------------------------------------------------------------------------------------- Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10 3,390,000 3,994,623 ----------------------------------------------------------------------------------------- DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06 725,000 754,979 ----------------------------------------------------------------------------------------- Duke Capital LLC, 5.668% Nts., 8/15/14 1,380,000 1,426,586 ----------------------------------------------------------------------------------------- FirstEnergy Corp.: 5.50% Sr. Unsub. Nts., Series A, 11/15/06 995,000 1,027,619 7.375% Sr. Unsub. Nts., Series C, 11/15/31 1,140,000 1,305,949 ----------------------------------------------------------------------------------------- IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 1,2 1,180,000 1,333,400 ----------------------------------------------------------------------------------------- MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12 3,750,000 3,979,841 ----------------------------------------------------------------------------------------- PSEG Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07 1 1,575,000 1,673,438 ----------------------------------------------------------------------------------------- TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07 1,690,000 1,956,178 ----------------------------------------------------------------------------------------- TXU Corp., 4.80% Nts., 11/15/09 7 1,260,000 1,263,611 --------------- 22,199,964 ----------------------------------------------------------------------------------------- GAS UTILITIES--0.9% NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10 3,920,000 4,613,797 --------------- Total Corporate Bonds and Notes (Cost $199,200,861) 207,355,028 UNITS ----------------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% ----------------------------------------------------------------------------------------- Pathmark Stores, Inc. Wts., Exp. 9/19/10 8 (Cost $14,872) 5,408 1,082 13 | OPPENHEIMER BOND FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 ----------------------------------------------------------------------------------------- STRUCTURED NOTES--3.0% ----------------------------------------------------------------------------------------- Deutsche Bank AG, COUNTS Corp. Sec. Credit Linked Nts., Series 2003-1, 3.78%, 1/7/05 1,2 (Cost $15,300,000) $ 15,300,000 $ 15,254,100 ----------------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--4.6% ----------------------------------------------------------------------------------------- Undivided interest of 1.63% in joint repurchase agreement (Principal Amount/Value $1,443,703,000, with a maturity value of $1,443,962,867) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $23,491,228 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a value of $1,474,609,071 (Cost $23,487,000) 23,487,000 23,487,000 ----------------------------------------------------------------------------------------- Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $639,484,106) 642,498,168 ----------------------------------------------------------------------------------------- INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--8.0% ----------------------------------------------------------------------------------------- ASSET-BACKED FLOATING SECURITY--0.5% Money Market Trust, Series A-2, 2.478%, 1/18/05 9 1,000,000 1,000,000 ----------------------------------------------------------------------------------------- Whitehawk CDO Funding Corp., 2.56%, 3/15/05 9 1,500,000 1,500,000 --------------- 2,500,000 ----------------------------------------------------------------------------------------- FUNDING AGREEMENT/GIC--0.2% Allstate Life Insurance, 2.47%, 1/3/05 9 1,000,000 1,000,000 ----------------------------------------------------------------------------------------- MASTER FLOATING NOTES--0.5% Bear Stearns, 2.493%, 1/3/05 9 2,500,000 2,500,000 ----------------------------------------------------------------------------------------- REPURCHASE AGREEMENTS--6.8% Undivided interest of 10.70% in joint repurchase agreement (Principal Amount/Value $155,205,723, with a maturity value of $155,232,367) with Credit Suisse First Boston LLC, 2.06%, dated 12/31/04, to be repurchased at $16,611,609 on 1/3/05, collateralized by AA Corporate Bonds, 0%-15.73%, 1/1/06-7/16/44, with a value of $155,312,640 9 16,608,758 16,608,758 ----------------------------------------------------------------------------------------- Undivided interest of 0.64% in joint repurchase agreement (Principal Amount/Value $2,800,000,000, with a maturity value of $2,800,550,669) with Nomura Securities, 2.36%, dated 12/31/04, to be repurchased at $17,829,212 on 1/3/05, collateralized by U.S. Government Mortgage Agencies, 2.58%-7.50%, 1/15/08-10/15/44, with a value of $2,908,566,289 9 17,825,706 17,825,706 --------------- 34,434,464 --------------- VALUE SEE NOTE 1 ----------------------------------------------------------------------------------------- Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $40,434,464) $ 40,434,464 ----------------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $679,918,570) 134.5% 682,932,632 ----------------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (34.5) (175,183,897) ------------------------------- NET ASSETS 100.0% $ 507,748,735 =============================== FOOTNOTES TO STATEMENT OF INVESTMENTS 1. Illiquid security. The aggregate value of illiquid securities as of December 31, 2004 was $40,388,660, which represents 7.95% of the Fund's net assets. See Note 8 of Notes to Financial Statements. 2. Represents the current interest rate for a variable or increasing rate security. 3. When-issued security or forward commitment to be delivered and settled after December 31, 2004. See Note 1 of Notes to Financial Statements. 4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,368,673 or 2.83% of the Fund's net assets as of December 31, 2004. 5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,364,810 or 0.27% of the Fund's net assets as of December 31, 2004. 6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $1,991,824. See Note 5 of Notes to Financial Statements. 7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,217,888 or 4.97% of the Fund's net assets as of December 31, 2004. 8. Non-income producing security. 9. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of Notes to Financial Statements. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 14 | OPPENHEIMER BOND FUND/VA STATEMENT OF ASSETS AND LIABILITIES December 31, 2004 -------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------ ASSETS ------------------------------------------------------------------------------------------------------------------------------ Investments, at value (including securities loaned of $51,155,830) (cost $679,918,570) --see accompanying statement of investments $ 682,932,632 ------------------------------------------------------------------------------------------------------------------------------ Cash 828,733 ------------------------------------------------------------------------------------------------------------------------------ Collateral for securities loaned 11,586,484 ------------------------------------------------------------------------------------------------------------------------------ Receivables and other assets: Investments sold on a when-issued basis or forward commitment 68,831,464 Interest and principal paydowns 5,194,261 Futures margins 321,360 Shares of beneficial interest sold 290,800 Other 9,802 -------------- Total assets 769,995,536 ------------------------------------------------------------------------------------------------------------------------------ LIABILITIES ------------------------------------------------------------------------------------------------------------------------------ Return of collateral for securities loaned 52,020,948 ------------------------------------------------------------------------------------------------------------------------------ Unrealized depreciation on swap contracts 17,661 ------------------------------------------------------------------------------------------------------------------------------ Payables and other liabilities: Investments purchased on a when-issued basis or forward commitment 208,447,267 Shares of beneficial interest redeemed 1,677,153 Shareholder communications 36,833 Trustees' compensation 13,427 Distribution and service plan fees 1,687 Transfer and shareholder servicing agent fees 873 Other 30,952 -------------- Total liabilities 262,246,801 ------------------------------------------------------------------------------------------------------------------------------ NET ASSETS $ 507,748,735 ============== ------------------------------------------------------------------------------------------------------------------------------ COMPOSITION OF NET ASSETS ------------------------------------------------------------------------------------------------------------------------------ Par value of shares of beneficial interest $ 44,136 ------------------------------------------------------------------------------------------------------------------------------ Additional paid-in capital 510,879,953 ------------------------------------------------------------------------------------------------------------------------------ Accumulated net investment income 24,100,215 ------------------------------------------------------------------------------------------------------------------------------ Accumulated net realized loss on investments (30,986,841) ------------------------------------------------------------------------------------------------------------------------------ Net unrealized appreciation on investments 3,711,272 -------------- NET ASSETS $ 507,748,735 ============== ------------------------------------------------------------------------------------------------------------------------------ NET ASSET VALUE PER SHARE ------------------------------------------------------------------------------------------------------------------------------ Non-Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $504,243,728 and 43,830,804 shares of beneficial interest outstanding) $ 11.50 ------------------------------------------------------------------------------------------------------------------------------ Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $3,505,007 and 305,477 shares of beneficial interest outstanding) $ 11.47 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 15 | OPPENHEIMER BOND FUND/VA STATEMENT OF OPERATIONS For the Year Ended December 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------- INVESTMENT INCOME -------------------------------------------------------------------- Interest $ 20,877,006 -------------------------------------------------------------------- Fee income 4,365,468 -------------------------------------------------------------------- Portfolio lending fees 90,936 ------------- Total investment income 25,333,410 -------------------------------------------------------------------- EXPENSES -------------------------------------------------------------------- Management fees 4,013,043 -------------------------------------------------------------------- Distribution and service plan fees--Service shares 7,476 -------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Non-Service shares 10,097 Service shares 17 -------------------------------------------------------------------- Shareholder communications: Non-Service shares 48,974 Service shares 255 -------------------------------------------------------------------- Custodian fees and expenses 24,715 -------------------------------------------------------------------- Trustees' compensation 14,913 -------------------------------------------------------------------- Other 34,434 ------------- Total expenses 4,153,924 Less reduction to custodian expenses (7,487) ------------- Net expenses 4,146,437 -------------------------------------------------------------------- NET INVESTMENT INCOME 21,186,973 -------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) -------------------------------------------------------------------- Net realized gain on: Investments 9,864,921 Closing of futures contracts 4,887,384 Closing and expiration of swaption contracts 384,215 ------------- Net realized gain 15,136,520 -------------------------------------------------------------------- Net change in unrealized appreciation on: Investments (7,820,176) Futures contracts 379,959 Swap contracts (31,511) ------------- Net change in unrealized appreciation (7,471,728) -------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 28,851,765 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 16 | OPPENHEIMER BOND FUND/VA STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- YEAR ENDED DECEMBER 31, 2004 2003 ------------------------------------------------------------------------------------------------------------------------- OPERATIONS ------------------------------------------------------------------------------------------------------------------------- Net investment income $ 21,186,973 $ 28,002,301 ------------------------------------------------------------------------------------------------------------------------- Net realized gain 15,136,520 14,994,207 ------------------------------------------------------------------------------------------------------------------------- Net change in unrealized appreciation (7,471,728) 2,326,132 -------------------------------- Net increase in net assets resulting from operations 28,851,765 45,322,640 ------------------------------------------------------------------------------------------------------------------------- DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS ------------------------------------------------------------------------------------------------------------------------- Dividends from net investment income: Non-Service shares (27,226,980) (40,547,869) Service shares (159,134) (196,017) ------------------------------------------------------------------------------------------------------------------------- BENEFICIAL INTEREST TRANSACTIONS ------------------------------------------------------------------------------------------------------------------------- Net increase (decrease) in net assets resulting from beneficial interest transactions: Non-Service shares (115,482,453) (111,087,827) Service shares (303,187) 1,355,244 ------------------------------------------------------------------------------------------------------------------------- NET ASSETS ------------------------------------------------------------------------------------------------------------------------- Total decrease (114,319,989) (105,153,829) ------------------------------------------------------------------------------------------------------------------------- Beginning of period 622,068,724 727,222,553 -------------------------------- End of period (including accumulated net investment income of $24,100,215 and $27,335,903, respectively) $ 507,748,735 $ 622,068,724 ================================ SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 | OPPENHEIMER BOND FUND/VA FINANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- NON-SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 -------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA -------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 11.42 $ 11.31 $ 11.21 $ 11.25 $ 11.52 -------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .43 1 .51 .65 .81 .94 Net realized and unrealized gain (loss) .18 .23 .27 .03 (.29) Payment from affiliate -- -- .01 -- -- -------------------------------------------------------------------- Total from investment operations .61 .74 .93 .84 .65 -------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.53) (.63) (.83) (.88) (.92) -------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 11.50 $ 11.42 $ 11.31 $ 11.21 $ 11.25 ==================================================================== -------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN: -------------------------------------------------------------------------------------------------------------------------- Total return at net asset value 2 5.49% 6.78% 9.02% 7.79% 6.10% Total return before payment from affiliate 3 N/A N/A 8.93% N/A N/A -------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA -------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 504,244 $ 618,234 $ 724,787 $ 693,701 $ 562,345 -------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 552,293 $ 691,931 $ 686,932 $ 638,820 $ 557,873 -------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 4 Net investment income before payment from affiliate 3.82% 4.03% 5.91% 3 7.93% 7.94% Net investment income after payment from affiliate N/A N/A 6.07% N/A N/A Total expenses 0.75% 5 0.73% 5 0.73% 5 0.77% 5 0.76% 5 -------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 95% 6 101% 157% 186% 260% 1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. 6. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $2,841,348,053 and $2,925,500,296, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER BOND FUND/VA SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 1 -------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA -------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 11.39 $ 11.30 $ 10.46 -------------------------------------------------------------------------------------------- Income from investment operations: Net investment income .40 2 .43 .11 Net realized and unrealized gain .18 .28 .72 Payment from affiliate -- -- .01 -------------------------------------- Total from investment operations .58 .71 .84 -------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.50) (.62) -- -------------------------------------------------------------------------------------------- Net asset value, end of period $ 11.47 $ 11.39 $ 11.30 ====================================== -------------------------------------------------------------------------------------------- TOTAL RETURN: -------------------------------------------------------------------------------------------- Total return at net asset value 3 5.22% 6.56% 8.03% Total return before payment from affiliate 4 N/A N/A 7.94% -------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA -------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 3,505 $ 3,835 $ 2,435 -------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 3,002 $ 3,903 $ 834 -------------------------------------------------------------------------------------------- Ratios to average net assets: 5 Net investment income before payment from affiliate 3.55% 3.73% 4.37% 4 Net investment income after payment from affiliate N/A N/A 5.04% Total expenses 0.99% 6 0.98% 6 0.98% 6,7 -------------------------------------------------------------------------------------------- Portfolio turnover rate 95% 8 101% 157% 1. For the period from May 1, 2002 (inception of offering) to December 31, 2002. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share. 5. Annualized for periods of less than one full year. 6. Reduction to custodian expenses less than 0.01%. 7. Voluntary waiver of transfer agent fees less than 0.01%. 8. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $2,841,348,053 and $2,925,500,296, respectively. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER BOND FUND/VA NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 3.0% of the Fund's net assets and resulted in unrealized cumulative losses of $45,900. -------------------------------------------------------------------------------- SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while 20 | OPPENHEIMER BOND FUND/VA remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased $208,447,267 of securities on a when-issued basis or forward commitment and sold $68,831,464 of securities issued on a when-issued basis or forward commitment. In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools. -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES -------------------------------------------------------------------------- $ 25,178,703 $ -- $ 30,220,954 $ 1,876,687 1. As of December 31, 2004, the Fund had $29,885,554 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforward were as follows: EXPIRING ----------------------- 2010 $ 29,885,554 2. As of December 31, 2004, the Fund had $335,400 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013. 3. During the fiscal year ended December 31, 2004, the Fund utilized $9,566,561 of capital loss carryforward to offset capital gains realized in that fiscal year. 4. During the fiscal year ended December 31, 2003, the Fund utilized $18,880,076 of capital loss carryforward to offset capital gains realized in that fiscal year. 21 | OPPENHEIMER BOND FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications. INCREASE TO INCREASE TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS -------------------------------- $ 2,963,453 $ 2,963,453 The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows: YEAR ENDED YEAR ENDED DECEMBER 31, 2004 DECEMBER 31, 2003 ---------------------------------------------------------------- Distributions paid from: Ordinary income $ 27,386,114 $ 40,743,886 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 680,941,048 Federal tax cost of other investments (48,656,076) ------------- Total federal tax cost $ 632,284,972 ============= Gross unrealized appreciation $ 11,161,154 Gross unrealized depreciation (9,284,467) ------------- Net unrealized appreciation $ 1,876,687 ============= -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. 22 | OPPENHEIMER BOND FUND/VA -------------------------------------------------------------------------------- CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED DECEMBER 31, 2004 YEAR ENDED DECEMBER 31, 2003 SHARES AMOUNT SHARES AMOUNT -------------------------------------------------------------------------------------------------------- NON-SERVICE SHARES Sold 1,867,203 $ 21,055,436 6,666,784 $ 75,024,613 Dividends and/or distributions reinvested 2,424,486 27,226,980 3,719,988 40,547,869 Redeemed (14,578,269) (163,764,869) (20,335,565) (226,660,309) ------------------------------------------------------------- Net decrease (10,286,580) $ (115,482,453) (9,948,793) $ (111,087,827) ============================================================= --------------------------------------------------------------------------------------------------------- SERVICE SHARES Sold 132,217 $ 1,497,198 507,273 $ 5,712,858 Dividends and/or distributions reinvested 14,183 159,134 18,016 196,017 Redeemed (177,573) (1,959,519) (404,048) (4,553,631) ------------------------------------------------------------- Net increase (decrease) (31,173) $ (303,187) 121,241 $ 1,355,244 ============================================================= -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2004, were $298,410,160 and $338,058,617, respectively. There were purchases of $157,786,344 and sales of $233,884,344 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $2,841,348,053 and sales of $2,925,500,296 of To Be Announced (TBA) mortgage-related securities for the year ended December 31, 2004. -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. -------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. 23 | OPPENHEIMER BOND FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $10,076 to OFS for services to the Fund. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. -------------------------------------------------------------------------------- PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. -------------------------------------------------------------------------------- 5. FUTURES CONTRACTS A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts. The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired. Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. 24 | OPPENHEIMER BOND FUND/VA As of December 31, 2004, the Fund had outstanding futures contracts as follows: UNREALIZED EXPIRATION NUMBER OF VALUATION AS OF APPRECIATION CONTRACT DESCRIPTION DATES CONTRACTS DECEMBER 31, 2004 (DEPRECIATION) ---------------------------------------------------------------------------------------- CONTRACTS TO PURCHASE U.S. Long Bonds 3/21/05 552 $ 62,100,000 $ 682,292 U.S. Treasury Nts., 10 yr. 3/21/05 25 2,798,438 11,234 ---------- 693,526 ========== CONTRACTS TO SELL U.S. Treasury Nts., 2 yr. 3/31/05 363 76,082,531 71,569 U.S. Treasury Nts., 5 yr. 3/21/05 343 37,569,219 (50,224) ---------- 21,345 ---------- $ 714,871 ========== -------------------------------------------------------------------------------- 6. CREDIT SWAP CONTRACTS The Fund may enter into a credit swap transaction to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund pays an annual interest fee on the notional amount in exchange for the counterparty paying in a potential credit event. During the year ended December 31, 2004, the Fund entered into transactions to hedge credit risk. Information regarding the credit swaps is as follows: EXPIRATION NOTIONAL VALUATION AS OF UNREALIZED CONTRACT DESCRIPTION DATE AMOUNT DECEMBER 31, 2004 DEPRECIATION ----------------------------------------------------------------------------------------------------- Morgan Stanley Capital Services, Inc., Dow Jones CDX.NA.IG.3 Index Credit Bonds 3/20/10 $ 30,000,000 $ (87,327) $ 87,327 -------------------------------------------------------------------------------- 7. TOTAL RETURN SWAP CONTRACTS The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations). As of December 31, 2004, the Fund had entered into the following total return swap agreements: NOTIONAL PAID BY THE FUND AT RECEIVED BY THE FUND AT TERMINATION UNREALIZED SWAP COUNTERPARTY AMOUNT DECEMBER 31, 2004 DECEMBER 31, 2004 DATES APPRECIATION --------------------------------------------------------------------------------------------------------------------------- Value of One-Month total return of LIBOR less Lehman Brothers Deutsche Bank AG $ 7,500,000 50 basis points CMBS Index 1/1/05 $ 37,365 Value of total return of One-Month Lehman Brothers Goldman Sachs Capital Markets LP 7,500,000 LIBOR BBA CMBS Index 3/31/05 32,301 -------- $ 69,666 ======== Index abbreviations are as follows: CMBS Commercial Mortgage Backed Securities Markets LIBOR London-Interbank Offered Rate LIBOR BBA London-Interbank Offered Rate British Bankers Association 25 | OPPENHEIMER BOND FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 8. ILLIQUID SECURITIES As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. -------------------------------------------------------------------------------- 9. SECURITIES LENDING The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $51,155,830. Cash of $52,020,948 was received as collateral for the loans, of which $40,434,464 was invested in approved instruments. -------------------------------------------------------------------------------- 10. LITIGATION A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL APPRECIATION FUND/VA: We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Denver, Colorado February 11, 2005 STATEMENT OF INVESTMENTS December 31, 2004 -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS--97.1% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--18.7% -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--1.9% Carnival Corp. 325,500 $ 18,758,565 -------------------------------------------------------------------------------- Royal Caribbean Cruises Ltd. 358,200 19,500,408 --------------- 38,258,973 -------------------------------------------------------------------------------- MEDIA--11.7% Clear Channel Communications, Inc. 437,300 14,645,177 -------------------------------------------------------------------------------- Comcast Corp., Cl. A Special, Non-Vtg. 1 1,955,800 64,228,472 -------------------------------------------------------------------------------- News Corp., Inc., Cl. B 1,332,400 25,582,080 -------------------------------------------------------------------------------- Omnicom Group, Inc. 103,300 8,710,256 -------------------------------------------------------------------------------- Time Warner, Inc. 1 2,280,700 44,336,808 -------------------------------------------------------------------------------- Univision Communications, Inc., Cl. A 1 444,165 13,000,710 -------------------------------------------------------------------------------- Viacom, Inc., Cl. B 1,264,300 46,007,877 -------------------------------------------------------------------------------- Walt Disney Co. (The) 677,000 18,820,600 --------------- 235,331,980 -------------------------------------------------------------------------------- MULTILINE RETAIL--2.0% Federated Department Stores, Inc. 209,700 12,118,563 -------------------------------------------------------------------------------- J.C. Penney Co., Inc. (Holding Co.) 122,800 5,083,920 -------------------------------------------------------------------------------- Target Corp. 459,600 23,867,028 --------------- 41,069,511 -------------------------------------------------------------------------------- SPECIALTY RETAIL--3.1% Best Buy Co., Inc. 231,700 13,767,614 -------------------------------------------------------------------------------- Gap, Inc. (The) 828,800 17,504,256 -------------------------------------------------------------------------------- Home Depot, Inc. 394,100 16,843,834 -------------------------------------------------------------------------------- Lowe's Cos., Inc. 176,100 10,141,599 -------------------------------------------------------------------------------- Williams-Sonoma, Inc. 1 114,900 4,026,096 --------------- 62,283,399 -------------------------------------------------------------------------------- CONSUMER STAPLES--7.6% -------------------------------------------------------------------------------- BEVERAGES--2.9% Anheuser-Busch Cos., Inc. 382,000 19,378,860 -------------------------------------------------------------------------------- Coca-Cola Co. (The) 146,100 6,082,143 -------------------------------------------------------------------------------- PepsiCo, Inc. 629,200 32,844,240 --------------- 58,305,243 -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--2.5% Costco Wholesale Corp. 227,800 11,027,798 -------------------------------------------------------------------------------- Wal-Mart Stores, Inc. 644,100 34,021,362 -------------------------------------------------------------------------------- Walgreen Co. 130,500 5,007,285 --------------- 50,056,445 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--1.6% Kimberly-Clark Corp. 70,200 $ 4,619,862 -------------------------------------------------------------------------------- Procter & Gamble Co. (The) 529,500 29,164,860 --------------- 33,784,722 -------------------------------------------------------------------------------- PERSONAL PRODUCTS--0.6% Estee Lauder Cos., Inc. (The), Cl. A 255,800 11,707,966 -------------------------------------------------------------------------------- ENERGY--4.4% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.8% Halliburton Co. 36,100 1,416,564 -------------------------------------------------------------------------------- Schlumberger Ltd. 221,600 14,836,120 --------------- 16,252,684 -------------------------------------------------------------------------------- OIL & GAS--3.6% Amerada Hess Corp. 81,900 6,746,922 -------------------------------------------------------------------------------- Burlington Resources, Inc. 136,300 5,929,050 -------------------------------------------------------------------------------- Devon Energy Corp. 105,400 4,102,168 -------------------------------------------------------------------------------- Exxon Mobil Corp. 792,700 40,633,802 -------------------------------------------------------------------------------- Kinder Morgan Management LLC 249,768 10,165,558 -------------------------------------------------------------------------------- Murphy Oil Corp. 69,600 5,599,320 --------------- 73,176,820 -------------------------------------------------------------------------------- FINANCIALS--10.9% -------------------------------------------------------------------------------- COMMERCIAL BANKS--0.5% Bank of America Corp. 216,200 10,159,238 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--8.3% American Express Co. 435,500 24,549,135 -------------------------------------------------------------------------------- Bear Stearns Cos., Inc. (The) 112,900 11,550,799 -------------------------------------------------------------------------------- Citigroup, Inc. 977,500 47,095,950 -------------------------------------------------------------------------------- Goldman Sachs Group, Inc. (The) 116,300 12,099,852 -------------------------------------------------------------------------------- JPMorgan Chase & Co. 627,028 24,460,362 -------------------------------------------------------------------------------- MBNA Corp. 369,100 10,404,929 -------------------------------------------------------------------------------- Morgan Stanley 660,500 36,670,960 --------------- 166,831,987 -------------------------------------------------------------------------------- INSURANCE--2.1% American International Group, Inc. 381,550 25,056,389 -------------------------------------------------------------------------------- Prudential Financial, Inc. 245,700 13,503,672 -------------------------------------------------------------------------------- XL Capital Ltd., Cl. A 59,200 4,596,880 --------------- 43,156,941 -------------------------------------------------------------------------------- HEALTH CARE--16.1% -------------------------------------------------------------------------------- BIOTECHNOLOGY--3.1% Amgen, Inc. 1 423,800 27,186,770 -------------------------------------------------------------------------------- Applera Corp./Applied Biosystems Group 167,700 3,506,607 -------------------------------------------------------------------------------- Digene Corp. 1 92,200 2,411,030 -------------------------------------------------------------------------------- Genentech, Inc. 1 183,100 9,967,964 -------------------------------------------------------------------------------- Gilead Sciences, Inc. 1 469,400 16,424,306 7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- BIOTECHNOLOGY Continued MedImmune, Inc. 1 124,600 $ 3,377,906 --------------- 62,874,583 -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--4.4% Medtronic, Inc. 787,700 39,125,059 -------------------------------------------------------------------------------- Millipore Corp. 1 364,700 18,165,707 -------------------------------------------------------------------------------- PerkinElmer, Inc. 396,300 8,912,787 -------------------------------------------------------------------------------- Stryker Corp. 286,900 13,842,925 -------------------------------------------------------------------------------- Varian Medical Systems, Inc. 1 89,500 3,869,980 -------------------------------------------------------------------------------- Waters Corp. 1 83,500 3,906,965 --------------- 87,823,423 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--0.4% Laboratory Corp. of America Holdings 1 77,300 3,851,086 -------------------------------------------------------------------------------- Pharmaceutical Product Development, Inc. 1 70,600 2,915,074 -------------------------------------------------------------------------------- Quest Diagnostics, Inc. 21,200 2,025,660 --------------- 8,791,820 -------------------------------------------------------------------------------- PHARMACEUTICALS--8.2% Abbott Laboratories 86,400 4,030,560 -------------------------------------------------------------------------------- Eli Lilly & Co. 307,000 17,422,250 -------------------------------------------------------------------------------- Johnson & Johnson 633,600 40,182,912 -------------------------------------------------------------------------------- Merck & Co., Inc. 403,867 12,980,285 -------------------------------------------------------------------------------- Novartis AG 497,588 25,074,129 -------------------------------------------------------------------------------- Pfizer, Inc. 1,437,300 38,648,997 -------------------------------------------------------------------------------- Roche Holdings AG 45,716 5,262,707 -------------------------------------------------------------------------------- Teva Pharmaceutical Industries Ltd., Sponsored ADR 707,396 21,122,845 --------------- 164,724,685 -------------------------------------------------------------------------------- INDUSTRIALS--13.0% -------------------------------------------------------------------------------- AEROSPACE & DEFENSE--3.3% Empresa Brasileira de Aeronautica SA, ADR 325,000 10,868,000 -------------------------------------------------------------------------------- Honeywell International, Inc. 217,600 7,705,216 -------------------------------------------------------------------------------- L-3 Communications Holdings, Inc. 127,900 9,367,396 -------------------------------------------------------------------------------- Lockheed Martin Corp. 284,300 15,792,865 -------------------------------------------------------------------------------- Northrop Grumman Corp. 111,700 6,072,012 -------------------------------------------------------------------------------- Rockwell Collins, Inc. 37,700 1,486,888 -------------------------------------------------------------------------------- United Technologies Corp. 154,700 15,988,245 --------------- 67,280,622 -------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS--2.0% Expeditors International of Washington, Inc. 180,500 10,086,340 -------------------------------------------------------------------------------- FedEx Corp. 122,600 12,074,874 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS Continued United Parcel Service, Inc., Cl. B 213,100 $ 18,211,526 --------------- 40,372,740 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--0.9% Manpower, Inc. 96,300 4,651,290 -------------------------------------------------------------------------------- Waste Management, Inc. 464,900 13,919,106 --------------- 18,570,396 -------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT--0.1% Rockwell Automation, Inc. 47,300 2,343,715 -------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--5.9% General Electric Co. 2,802,900 102,305,850 -------------------------------------------------------------------------------- Tyco International Ltd. 467,600 16,712,024 --------------- 119,017,874 -------------------------------------------------------------------------------- MACHINERY--0.8% Ingersoll-Rand Co., Cl. A 186,300 14,959,890 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--22.4% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--4.1% Cisco Systems, Inc. 1 2,029,200 39,163,560 -------------------------------------------------------------------------------- Lucent Technologies, Inc. 1 1,925,200 7,238,752 -------------------------------------------------------------------------------- Motorola, Inc. 645,800 11,107,760 -------------------------------------------------------------------------------- Nokia Corp., Sponsored ADR 957,200 14,999,324 -------------------------------------------------------------------------------- Telefonaktiebolaget LM Ericsson, Sponsored ADR 1 313,900 9,884,711 --------------- 82,394,107 -------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--3.9% Dell, Inc. 1 474,300 19,987,002 -------------------------------------------------------------------------------- EMC Corp. 1 249,300 3,707,091 -------------------------------------------------------------------------------- International Business Machines Corp. 472,700 46,598,766 -------------------------------------------------------------------------------- Sun Microsystems, Inc. 1 1,462,200 7,866,636 --------------- 78,159,495 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5% Agilent Technologies, Inc. 1 496,200 11,958,420 -------------------------------------------------------------------------------- Ingram Micro, Inc., Cl. A 1 381,000 7,924,800 -------------------------------------------------------------------------------- Tektronix, Inc. 357,800 10,809,138 --------------- 30,692,358 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--1.6% VeriSign, Inc. 1 44,400 1,488,288 -------------------------------------------------------------------------------- Yahoo!, Inc. 1 796,600 30,015,888 --------------- 31,504,176 -------------------------------------------------------------------------------- IT SERVICES--0.3% Accenture Ltd., Cl. A 1 231,400 6,247,800 8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.7% Altera Corp. 1 149,800 $ 3,100,860 -------------------------------------------------------------------------------- Analog Devices, Inc. 251,600 9,289,072 -------------------------------------------------------------------------------- Broadcom Corp., Cl. A 1 321,000 10,361,880 -------------------------------------------------------------------------------- Intel Corp. 1,578,100 36,911,759 -------------------------------------------------------------------------------- Texas Instruments, Inc. 601,500 14,808,930 --------------- 74,472,501 -------------------------------------------------------------------------------- SOFTWARE--7.3% Adobe Systems, Inc. 374,100 23,471,034 -------------------------------------------------------------------------------- Cadence Design Systems, Inc. 1 517,200 7,142,532 -------------------------------------------------------------------------------- Citrix Systems, Inc. 1 393,500 9,652,555 -------------------------------------------------------------------------------- Mercury Interactive Corp. 1 222,800 10,148,540 -------------------------------------------------------------------------------- Microsoft Corp. 2,760,400 73,730,284 -------------------------------------------------------------------------------- Novell, Inc. 1 323,400 2,182,950 -------------------------------------------------------------------------------- SAP AG, Sponsored ADR 499,000 22,060,789 --------------- 148,388,684 -------------------------------------------------------------------------------- MATERIALS--2.7% -------------------------------------------------------------------------------- CHEMICALS--2.6% Air Products & Chemicals, Inc. 258,600 14,991,042 -------------------------------------------------------------------------------- Dow Chemical Co. 88,800 4,396,488 -------------------------------------------------------------------------------- E.I. DuPont de Nemours & Co. 288,500 14,150,925 -------------------------------------------------------------------------------- Praxair, Inc. 455,600 20,114,740 --------------- 53,653,195 -------------------------------------------------------------------------------- METALS & MINING--0.1% Alcan, Inc. 38,800 1,902,752 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--1.3% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--1.1% Sprint Corp. 450,800 11,202,380 -------------------------------------------------------------------------------- Telefonos de Mexico SA de CV, Sponsored ADR 294,600 11,289,072 --------------- 22,491,452 -------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--0.2% AT&T Corp. 196,900 3,752,914 --------------- Total Common Stocks (Cost $1,800,967,668) 1,960,795,091 VALUE UNITS SEE NOTE 1 -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% -------------------------------------------------------------------------------- Lucent Technologies, Inc. Wts., Exp. 12/10/07 1 (Cost $0) 84,120 $ 132,910 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--3.1% -------------------------------------------------------------------------------- Undivided interest of 4.34% in joint repurchase agreement (Principal Amount/Value $1,443,703,000, with a maturity value of $1,443,962,867) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $62,698,284 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a value of $1,474,609,071 (Cost $62,687,000) $ 62,687,000 62,687,000 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $1,863,654,668) 100.2% 2,023,615,001 -------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (0.2) (4,692,277) ------------------------------ NET ASSETS 100.0% $2,018,922,724 ============================== FOOTNOTE TO STATEMENT OF INVESTMENTS 1. Non-income producing security. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA STATEMENT OF ASSETS AND LIABILITIES December 31, 2004 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------- ASSETS ---------------------------------------------------------------------------------------------------------------------- Investments, at value (cost $1,863,654,668)--see accompanying statement of investments $ 2,023,615,001 ---------------------------------------------------------------------------------------------------------------------- Cash 294,467 ---------------------------------------------------------------------------------------------------------------------- Receivables and other assets: Investments sold 4,968,096 Interest and dividends 1,981,833 Shares of beneficial interest sold 1,782,291 Other 18,729 ---------------- Total assets 2,032,660,417 ---------------------------------------------------------------------------------------------------------------------- LIABILITIES ---------------------------------------------------------------------------------------------------------------------- Payables and other liabilities: Investments purchased 12,631,037 Shares of beneficial interest redeemed 819,695 Distribution and service plan fees 141,957 Shareholder communications 61,796 Trustees' compensation 27,565 Transfer and shareholder servicing agent fees 1,773 Other 53,870 ---------------- Total liabilities 13,737,693 ---------------------------------------------------------------------------------------------------------------------- NET ASSETS $ 2,018,922,724 ================ ---------------------------------------------------------------------------------------------------------------------- COMPOSITION OF NET ASSETS ---------------------------------------------------------------------------------------------------------------------- Par value of shares of beneficial interest $ 54,633 ---------------------------------------------------------------------------------------------------------------------- Additional paid-in capital 2,126,705,195 ---------------------------------------------------------------------------------------------------------------------- Accumulated net investment income 17,399,802 ---------------------------------------------------------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (285,201,028) ---------------------------------------------------------------------------------------------------------------------- Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 159,964,122 ---------------- NET ASSETS $ 2,018,922,724 ================ ---------------------------------------------------------------------------------------------------------------------- NET ASSET VALUE PER SHARE ---------------------------------------------------------------------------------------------------------------------- Non-Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $1,770,273,281 and 47,863,861 shares of beneficial interest outstanding) $ 36.99 ---------------------------------------------------------------------------------------------------------------------- Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $248,649,443 and 6,769,088 shares of beneficial interest outstanding) $ 36.73 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA STATEMENT OF OPERATIONS For the Year Ended December 31, 2004 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------- INVESTMENT INCOME ---------------------------------------------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $167,336) $ 30,583,919 ---------------------------------------------------------------------------------------------------------------------- Interest 821,751 ---------------- Total investment income 31,405,670 ---------------------------------------------------------------------------------------------------------------------- EXPENSES ---------------------------------------------------------------------------------------------------------------------- Management fees 12,193,670 ---------------------------------------------------------------------------------------------------------------------- Distribution and service plan fees--Service shares 459,798 ---------------------------------------------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Non-Service shares 10,276 Service shares 10,036 ---------------------------------------------------------------------------------------------------------------------- Shareholder communications: Non-Service shares 90,788 Service shares 11,222 ---------------------------------------------------------------------------------------------------------------------- Custodian fees and expenses 48,830 ---------------------------------------------------------------------------------------------------------------------- Trustees' compensation 35,958 ---------------------------------------------------------------------------------------------------------------------- Other 79,122 ---------------- Total expenses 12,939,700 Less reduction to custodian expenses (5,579) ---------------- Net expenses 12,934,121 ---------------------------------------------------------------------------------------------------------------------- NET INVESTMENT INCOME 18,471,549 ---------------------------------------------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) ---------------------------------------------------------------------------------------------------------------------- Net realized gain on: Investments 81,657,867 Foreign currency transactions 1,248,945 Net increase from payment by affiliate 153,724 ---------------- Net realized gain 83,060,536 ---------------------------------------------------------------------------------------------------------------------- Net change in unrealized appreciation on: Investments 25,551,439 Translation of assets and liabilities denominated in foreign currencies 1,809,774 ---------------- Net change in unrealized appreciation 27,361,213 ---------------------------------------------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 128,893,298 ================ SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- YEAR ENDED DECEMBER 31, 2004 2003 ---------------------------------------------------------------------------------------------------------------------- OPERATIONS ---------------------------------------------------------------------------------------------------------------------- Net investment income $ 18,471,549 $ 5,758,596 ---------------------------------------------------------------------------------------------------------------------- Net realized gain (loss) 83,060,536 (149,446,395) ---------------------------------------------------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) 27,361,213 558,998,061 ---------------------------------- Net increase in net assets resulting from operations 128,893,298 415,310,262 ---------------------------------------------------------------------------------------------------------------------- DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS ---------------------------------------------------------------------------------------------------------------------- Dividends from net investment income: Non-Service shares (5,404,905) (5,643,286) Service shares (357,596) (84,026) ---------------------------------------------------------------------------------------------------------------------- BENEFICIAL INTEREST TRANSACTIONS ---------------------------------------------------------------------------------------------------------------------- Net increase (decrease) in net assets resulting from beneficial interest transactions: Non-Service shares (53,964,830) (18,705,242) Service shares 114,818,206 87,031,915 ---------------------------------------------------------------------------------------------------------------------- NET ASSETS ---------------------------------------------------------------------------------------------------------------------- Total increase 183,984,173 477,909,623 ---------------------------------------------------------------------------------------------------------------------- Beginning of period 1,834,938,551 1,357,028,928 ---------------------------------- End of period (including accumulated net investment income of $17,399,802 and $5,752,602, respectively) $2,018,922,724 $ 1,834,938,551 ================================== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA FINANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- NON-SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 ------------------------------------------------------------------------------------------------------------------------------------ PER SHARE OPERATING DATA ------------------------------------------------------------------------------------------------------------------------------------ Net asset value, beginning of period $ 34.70 $ 26.62 $ 36.58 $ 46.63 $ 49.84 ------------------------------------------------------------------------------------------------------------------------------------ Income (loss) from investment operations: Net investment income .35 1 .12 .11 .18 .27 Net realized and unrealized gain (loss) 2.05 8.07 (9.89) (5.86) .02 ----------------------------------------------------------------------------- Total from investment operations 2.40 8.19 (9.78) (5.68) .29 ------------------------------------------------------------------------------------------------------------------------------------ Dividends and/or distributions to shareholders: Dividends from net investment income (.11) (.11) (.18) (.27) (.06) Distributions from net realized gain -- -- -- (4.10) (3.44) ----------------------------------------------------------------------------- Total dividends and/or distributions to shareholders (.11) (.11) (.18) (4.37) (3.50) ------------------------------------------------------------------------------------------------------------------------------------ Net asset value, end of period $ 36.99 $ 34.70 $ 26.62 $ 36.58 $ 46.63 ============================================================================= ------------------------------------------------------------------------------------------------------------------------------------ TOTAL RETURN, AT NET ASSET VALUE 2 6.93% 30.94% (26.86)% (12.58)% (0.23)% ------------------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------------------ RATIOS/SUPPLEMENTAL DATA ------------------------------------------------------------------------------------------------------------------------------------ Net assets, end of period (in thousands) $ 1,770,273 $ 1,715,240 $ 1,338,769 $ 1,975,345 $ 2,095,803 ------------------------------------------------------------------------------------------------------------------------------------ Average net assets (in thousands) $ 1,708,511 $ 1,468,297 $ 1,630,430 $ 2,000,314 $ 1,922,099 ------------------------------------------------------------------------------------------------------------------------------------ Ratios to average net assets: 3 Net investment income 0.99% 0.39% 0.35% 0.51% 0.66% Total expenses 0.66% 4 0.67% 4 0.66% 4 0.68% 4 0.67% 4 ------------------------------------------------------------------------------------------------------------------------------------ Portfolio turnover rate 44% 48% 32% 45% 38% 1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA FINANCIAL HIGHLIGHTS Continued -------------------------------------------------------------------------------- SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 1 ------------------------------------------------------------------------------------------------------------------ PER SHARE OPERATING DATA ------------------------------------------------------------------------------------------------------------------ Net asset value, beginning of period $ 34.53 $ 26.53 $ 36.56 $ 31.66 ------------------------------------------------------------------------------------------------------------------ Income (loss) from investment operations: Net investment income .29 2 .08 .20 -- 3 Net realized and unrealized gain (loss) 1.99 8.02 (10.05) 4.90 ----------------------------------------------------------- Total from investment operations 2.28 8.10 (9.85) 4.90 ------------------------------------------------------------------------------------------------------------------ Dividends and/or distributions to shareholders: Dividends from net investment income (.08) (.10) (.18) -- Distributions from net realized gain -- -- -- -- ----------------------------------------------------------- Total dividends and/or distributions to shareholders (.08) (.10) (.18) -- ------------------------------------------------------------------------------------------------------------------ Net asset value, end of period $ 36.73 $ 34.53 $ 26.53 $ 36.56 =========================================================== ------------------------------------------------------------------------------------------------------------------ TOTAL RETURN, AT NET ASSET VALUE 4 6.62% 30.69% (27.09)% 15.51% ------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------ RATIOS/SUPPLEMENTAL DATA ------------------------------------------------------------------------------------------------------------------ Net assets, end of period (in thousands) $ 248,649 $ 119,699 $ 18,260 $ 90 ------------------------------------------------------------------------------------------------------------------ Average net assets (in thousands) $ 184,273 $ 48,178 $ 6,263 $ 16 ------------------------------------------------------------------------------------------------------------------ Ratios to average net assets: 5 Net investment income 0.85% 0.14% 0.26% 0.11% Total expenses 0.91% 6 0.94% 6 0.81% 6,7 0.81% 6 ------------------------------------------------------------------------------------------------------------------ Portfolio turnover rate 44% 48% 32% 45% 1. For the period from September 18, 2001 (inception of offering) to December 31, 2001. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Less than $0.005 per share. 4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 5. Annualized for periods of less than one full year. 6. Reduction to custodian expenses less than 0.01%. 7. Voluntary waiver of transfer agent fees less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. 15 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3 TAX PURPOSES -------------------------------------------------------------------------- $17,418,420 $-- $277,090,190 $151,853,324 1. As of December 31, 2004, the Fund had $277,090,190 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING ------------------------- 2010 $ 83,313,825 2011 193,776,365 ------------ Total $277,090,190 ============ 2. During the fiscal year ended December 31, 2004, the Fund utilized $83,521,467 of capital loss carryforward to offset capital gains realized in that fiscal year. 3. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications. REDUCTION TO REDUCTION TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS --------------------------------------- $1,061,848 $1,061,848 16 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows: YEAR ENDED YEAR ENDED DECEMBER 31, 2004 DECEMBER 31, 2003 -------------------------------------------------------------------------- Distributions paid from: Ordinary income $5,762,501 $5,727,312 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $1,871,765,466 =============== Gross unrealized appreciation $ 290,087,257 Gross unrealized depreciation (138,233,933) --------------- Net unrealized appreciation $ 151,853,324 =============== -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 17 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED DECEMBER 31, 2004 YEAR ENDED DECEMBER 31, 2003 SHARES AMOUNT SHARES AMOUNT --------------------------------------------------------------------------------------------------------------- NON-SERVICE SHARES Sold 5,578,990 $ 194,357,727 11,371,657 $ 330,561,752 Dividends and/or distributions reinvested 155,940 5,404,905 223,231 5,643,286 Redeemed (7,294,682) (253,727,462) (12,455,978) (354,910,280) --------------------------------------------------------------- Net decrease (1,559,752) $ (53,964,830) (861,090) $ (18,705,242) =============================================================== --------------------------------------------------------------------------------------------------------------- SERVICE SHARES Sold 3,992,696 $ 138,774,693 2,961,561 $ 92,475,323 Dividends and/or distributions reinvested 10,365 357,596 3,339 84,026 Redeemed (700,538) (24,314,083) (186,681) (5,527,434) --------------------------------------------------------------- Net increase 3,302,523 $114,818,206 2,778,219 $ 87,031,915 =============================================================== -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $926,341,824 and $809,068,289, respectively. -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. -------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. -------------------------------------------------------------------------------- TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $20,206 to OFS for services to the Fund. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. 18 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA -------------------------------------------------------------------------------- PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $153,724, an amount equivalent to certain of such commissions incurred in prior years. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. As of December 31, 2004, the Fund had no outstanding foreign currency contracts. -------------------------------------------------------------------------------- 6. LITIGATION A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GLOBAL SECURITIES FUND/VA: We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Securities Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Denver, Colorado February 11, 2005 STATEMENT OF INVESTMENTS December 31, 2004 -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS--94.9% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--16.9% -------------------------------------------------------------------------------- AUTOMOBILES--1.3% Porsche AG, Preferred 22,868 $ 14,506,586 -------------------------------------------------------------------------------- Toyota Motor Corp. 667,900 27,277,577 ------------ 41,784,163 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--1.3% International Game Technology 568,100 19,531,278 ------------ Starbucks Corp. 1 334,400 20,853,184 ------------ 40,384,462 -------------------------------------------------------------------------------- HOUSEHOLD DURABLES--0.4% Sharp Corp. 806,000 13,159,344 -------------------------------------------------------------------------------- INTERNET & CATALOG RETAIL--0.4% Amazon.com, Inc. 1 279,100 12,361,339 -------------------------------------------------------------------------------- MEDIA--8.6% Grupo Televisa SA, Sponsored GDR 405,299 24,520,590 -------------------------------------------------------------------------------- JC Decaux SA 1 492,604 14,382,403 -------------------------------------------------------------------------------- Pearson plc 1,950,238 23,532,707 -------------------------------------------------------------------------------- Reed Elsevier plc 1,423,866 13,135,346 -------------------------------------------------------------------------------- Singapore Press Holdings Ltd. 5,887,640 16,590,997 -------------------------------------------------------------------------------- Sirius Satellite Radio, Inc. 1 13,387,014 102,410,657 -------------------------------------------------------------------------------- Societe Television Francaise 1 351,960 11,457,716 -------------------------------------------------------------------------------- Television Broadcasts Ltd. 4,743,832 22,032,541 -------------------------------------------------------------------------------- Wolters Kluwer NV 738,450 14,825,209 -------------------------------------------------------------------------------- WPP Group plc 1,068,520 11,754,828 -------------------------------------------------------------------------------- Zee Telefilms Ltd. 4,876,300 19,193,350 ------------ 273,836,344 -------------------------------------------------------------------------------- SPECIALTY RETAIL--4.3% Circuit City Stores, Inc./ Circuit City Group 1,281,249 20,038,734 -------------------------------------------------------------------------------- Gap, Inc. (The) 522,500 11,035,200 -------------------------------------------------------------------------------- Hennes & Mauritz AB, B Shares 1,955,900 68,135,981 -------------------------------------------------------------------------------- New Dixons Group plc 8,998,110 26,258,740 -------------------------------------------------------------------------------- RadioShack Corp. 320,600 10,541,328 ------------ 136,009,983 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--0.6% Coach, Inc. 1 172,400 9,723,360 -------------------------------------------------------------------------------- LVMH Moet Hennessey Louis Vuitton 108,870 8,338,758 ------------ 18,062,118 -------------------------------------------------------------------------------- CONSUMER STAPLES--7.4% -------------------------------------------------------------------------------- BEVERAGES--1.5% Companhia de Bebidas das Americas, ADR 563,415 15,961,547 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- BEVERAGES Continued Diageo plc 406,400 $ 5,797,243 -------------------------------------------------------------------------------- Fomento Economico Mexicano SA de CV, UBD 2,863,600 15,036,019 -------------------------------------------------------------------------------- Grupo Modelo SA de CV, Series C 3,951,400 10,868,388 ------------ 47,663,197 -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--1.0% Boots Group plc 1,010,620 12,718,608 -------------------------------------------------------------------------------- Carrefour SA 180,410 8,592,587 -------------------------------------------------------------------------------- Seven-Eleven Japan Co. Ltd. 321,000 10,118,376 ------------ 31,429,571 -------------------------------------------------------------------------------- FOOD PRODUCTS--1.0% Cadbury Schweppes plc 3,289,501 30,630,265 -------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--2.5% Hindustan Lever Ltd. 5,411,000 17,862,399 -------------------------------------------------------------------------------- Reckitt Benckiser plc 2,002,937 60,527,259 ------------ 78,389,658 -------------------------------------------------------------------------------- PERSONAL PRODUCTS--1.0% Gillette Co. 513,100 22,976,618 -------------------------------------------------------------------------------- Shiseido Co. Ltd. 734,000 10,629,999 ------------ 33,606,617 -------------------------------------------------------------------------------- TOBACCO--0.4% Altria Group, Inc. 133,000 8,126,300 -------------------------------------------------------------------------------- ITC Ltd. 115,900 3,492,197 ------------ 11,618,497 -------------------------------------------------------------------------------- ENERGY--7.6% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--3.2% GlobalSantaFe Corp. 895,100 29,636,761 -------------------------------------------------------------------------------- Technip SA 174,520 32,261,411 -------------------------------------------------------------------------------- Transocean, Inc. 1 901,700 38,223,063 ------------ 100,121,235 -------------------------------------------------------------------------------- OIL & GAS--4.4% BP plc, ADR 407,969 23,825,390 -------------------------------------------------------------------------------- Burlington Resources, Inc. 324,400 14,111,400 -------------------------------------------------------------------------------- ChevronTexaco Corp. 466,944 24,519,229 -------------------------------------------------------------------------------- Encana Corp. 356,817 20,369,973 -------------------------------------------------------------------------------- ENI SpA 532,000 13,319,886 -------------------------------------------------------------------------------- Husky Energy, Inc. 1,009,715 28,863,447 -------------------------------------------------------------------------------- Oil & Natural Gas Corp. Ltd. 190,670 3,594,746 -------------------------------------------------------------------------------- Total SA, B Shares 57,630 12,630,122 ------------ 141,234,193 8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- FINANCIALS--17.7% -------------------------------------------------------------------------------- CAPITAL MARKETS--0.3% Northern Trust Corp. 200,100 $ 9,720,858 -------------------------------------------------------------------------------- COMMERCIAL BANKS--8.2% ABN Amro Holding NV 1,125,400 29,813,845 -------------------------------------------------------------------------------- Anglo Irish Bank Corp. 742,166 18,057,321 -------------------------------------------------------------------------------- Australia & New Zealand Banking Group Ltd. 841,550 13,583,038 -------------------------------------------------------------------------------- Commerce Bancorp, Inc. 91,900 5,918,360 -------------------------------------------------------------------------------- HSBC Holdings plc 3 1,790,887 30,644,174 -------------------------------------------------------------------------------- HSBC Holdings plc 3 205,000 3,459,567 -------------------------------------------------------------------------------- ICICI Bank Ltd., Sponsored ADR 1,198,250 24,144,738 -------------------------------------------------------------------------------- Resona Holdings, Inc. 1 6,040,000 12,219,640 -------------------------------------------------------------------------------- Royal Bank of Scotland Group plc (The) 1,823,287 61,329,317 -------------------------------------------------------------------------------- Societe Generale, Cl. A 280,020 28,336,943 -------------------------------------------------------------------------------- Wachovia Corp. 599,029 31,508,925 ------------ 259,015,868 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--5.1% 3i Group plc 903,406 11,551,442 -------------------------------------------------------------------------------- American Express Co. 415,900 23,444,283 -------------------------------------------------------------------------------- Citigroup, Inc. 201,566 9,711,450 -------------------------------------------------------------------------------- Credit Saison Co. Ltd. 479,600 17,511,466 -------------------------------------------------------------------------------- Investor AB, B Shares 611,109 7,770,595 -------------------------------------------------------------------------------- JPMorgan Chase & Co. 1,242,563 48,472,383 -------------------------------------------------------------------------------- MBNA Corp. 963,250 27,154,018 -------------------------------------------------------------------------------- MLP AG 343,647 6,801,006 -------------------------------------------------------------------------------- Schwab (Charles) Corp. 888,300 10,624,068 ------------ 163,040,711 -------------------------------------------------------------------------------- INSURANCE--4.1% ACE Ltd. 647,871 27,696,485 -------------------------------------------------------------------------------- Aegon NV 1,642,107 22,387,295 -------------------------------------------------------------------------------- Allianz AG 220,600 29,130,474 -------------------------------------------------------------------------------- Berkshire Hathaway, Inc., Cl. B 1 7,250 21,286,000 -------------------------------------------------------------------------------- Everest Re Group Ltd. 127,300 11,400,988 -------------------------------------------------------------------------------- Manulife Financial Corp. 373,713 17,279,723 ------------ 129,180,965 -------------------------------------------------------------------------------- HEALTH CARE--12.8% -------------------------------------------------------------------------------- BIOTECHNOLOGY--3.6% Affymetrix, Inc. 1 413,600 15,117,080 -------------------------------------------------------------------------------- Amgen, Inc. 1 456,900 29,310,135 -------------------------------------------------------------------------------- Applera Corp./Applied Biosystems Group 498,500 10,423,635 -------------------------------------------------------------------------------- Genentech, Inc. 1 262,700 14,301,388 -------------------------------------------------------------------------------- Genzyme Corp. (General Division) 1 246,600 14,320,062 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- BIOTECHNOLOGY Continued Gilead Sciences, Inc. 1 698,360 $ 24,435,616 -------------------------------------------------------------------------------- Human Genome Sciences, Inc. 1 302,400 3,634,848 -------------------------------------------------------------------------------- Millennium Pharmaceuticals, Inc. 1 291,700 3,535,404 ------------ 115,078,168 -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--1.5% Essilor International SA 178,810 14,011,685 -------------------------------------------------------------------------------- Nektar Therapeutics 1,2 314,361 5,090,133 -------------------------------------------------------------------------------- Smith & Nephew plc 2,623,390 26,845,349 ------------ 45,947,167 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--1.6% Express Scripts, Inc. 1 162,800 12,444,432 -------------------------------------------------------------------------------- IMS Health, Inc. 529,900 12,298,979 -------------------------------------------------------------------------------- Quest Diagnostics, Inc. 272,100 25,999,155 ------------ 50,742,566 ------------------------------------------------------------------------------- PHARMACEUTICALS--6.1% AstraZeneca plc 267,000 9,683,274 -------------------------------------------------------------------------------- Chugai Pharmaceutical Co. Ltd. 754,800 12,478,103 -------------------------------------------------------------------------------- Eli Lilly & Co. 160,100 9,085,675 -------------------------------------------------------------------------------- Novartis AG 404,244 20,370,399 -------------------------------------------------------------------------------- Pfizer, Inc. 657,719 17,686,064 -------------------------------------------------------------------------------- Roche Holdings AG 310,265 35,716,901 -------------------------------------------------------------------------------- Sanofi-Synthelabo SA 691,494 55,266,885 -------------------------------------------------------------------------------- Schering-Plough Corp. 785,200 16,394,976 -------------------------------------------------------------------------------- Shionogi & Co. Ltd. 1,266,000 17,506,802 ------------ 194,189,079 ------------------------------------------------------------------------------ INDUSTRIALS--4.5% -------------------------------------------------------------------------------- AEROSPACE & DEFENSE--3.0% Boeing Co. 279,300 14,459,361 -------------------------------------------------------------------------------- Empresa Brasileira de Aeronautica SA, ADR 920,934 30,796,033 -------------------------------------------------------------------------------- Lockheed Martin Corp. 237,200 13,176,460 -------------------------------------------------------------------------------- Northrop Grumman Corp. 251,200 13,655,232 -------------------------------------------------------------------------------- Raytheon Co. 577,600 22,428,208 ------------ 94,515,294 -------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--0.1% JGC Corp. 490,000 4,480,628 -------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--0.9% Hutchison Whampoa Ltd. 1,415,000 13,243,950 -------------------------------------------------------------------------------- Siemens AG 189,018 16,021,697 ------------ 29,265,647 -------------------------------------------------------------------------------- MACHINERY--0.4% Hyundai Heavy Industries Co. Ltd. 342,470 11,396,920 9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- MARINE--0.1% Peninsular & Oriental Steam Navigation Co. 586,910 $ 3,352,258 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--19.7% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--5.8% Alcatel SA 1 1,046,470 16,376,510 -------------------------------------------------------------------------------- Cisco Systems, Inc. 1 924,600 17,844,780 -------------------------------------------------------------------------------- Corning, Inc. 1 1,238,400 14,575,968 -------------------------------------------------------------------------------- JDS Uniphase Corp. 1 4,530,200 14,360,734 -------------------------------------------------------------------------------- Juniper Networks, Inc. 1 430,700 11,710,733 -------------------------------------------------------------------------------- QUALCOMM, Inc. 690,500 29,277,200 -------------------------------------------------------------------------------- Scientific-Atlanta, Inc. 317,200 10,470,772 -------------------------------------------------------------------------------- Telefonaktiebolaget LM Ericsson, B Shares 1 21,949,100 70,021,507 -------------- 184,638,204 -------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--1.5% International Business Machines Corp. 304,117 29,979,854 -------------------------------------------------------------------------------- Sun Microsystems, Inc. 1 3,464,000 18,636,320 -------------- 48,616,174 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8% Hoya Corp. 70,400 7,948,941 -------------------------------------------------------------------------------- Keyence Corp. 50,200 11,248,092 -------------------------------------------------------------------------------- Murata Manufacturing Co. Ltd. 222,100 12,463,010 -------------------------------------------------------------------------------- Nidec Corp. 48,300 5,887,255 -------------------------------------------------------------------------------- Omron Corp. 134,000 3,197,326 -------------------------------------------------------------------------------- Tandberg ASA 1,405,950 17,468,029 -------------- 58,212,653 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.3% Yahoo Japan Corp. 1 1,762 8,460,076 -------------------------------------------------------------------------------- IT SERVICES--1.6% Amadeus Global Travel Distribution SA 1,419,001 14,600,839 -------------------------------------------------------------------------------- Infosys Technologies Ltd. 738,140 35,472,152 -------------- 50,072,991 -------------------------------------------------------------------------------- OFFICE ELECTRONICS--0.4% Canon, Inc. 208,000 11,264,629 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.4% Advanced Micro Devices, Inc. 1 1,920,800 42,296,016 -------------------------------------------------------------------------------- Altera Corp. 1 254,000 5,257,800 -------------------------------------------------------------------------------- National Semiconductor Corp. 1 1,125,800 20,208,110 -------------------------------------------------------------------------------- Nikon Corp. 1,192,415 14,787,233 -------------------------------------------------------------------------------- Samsung Electronics Co. 62,740 27,303,294 -------------------------------------------------------------------------------- Silicon Laboratories, Inc. 1 158,800 5,607,228 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued Taiwan Semiconductor Manufacturing Co. Ltd. 2 15,313,223 $ 24,402,580 -------------- 139,862,261 -------------------------------------------------------------------------------- SOFTWARE--3.9% BEA Systems, Inc. 1 1,408,805 12,482,012 -------------------------------------------------------------------------------- Cadence Design Systems, Inc. 1 888,770 12,273,914 -------------------------------------------------------------------------------- Electronic Arts, Inc. 1 81,442 5,023,343 -------------------------------------------------------------------------------- Novell, Inc. 1 1,827,226 12,333,776 -------------------------------------------------------------------------------- Red Hat, Inc. 1 402,100 5,368,035 -------------------------------------------------------------------------------- SAP AG 170,738 30,448,323 -------------------------------------------------------------------------------- Symantec Corp. 1 633,000 16,306,080 -------------------------------------------------------------------------------- Trend Micro, Inc. 341,000 18,519,702 -------------------------------------------------------------------------------- Veritas Software Corp. 1 319,100 9,110,305 -------------- 121,865,490 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--7.3% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--1.7% France Telecom SA 903,108 29,903,100 -------------------------------------------------------------------------------- Tele Norte Leste Participacoes SA 78 1,368 -------------------------------------------------------------------------------- Tele Norte Leste Participacoes SA, Preference 1,387,785 23,199,418 -------------- 53,103,886 -------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--5.6% Hutchison Telecommunications International Ltd. 1 18,720 16,859 -------------------------------------------------------------------------------- KDDI Corp. 8,604 46,349,253 -------------------------------------------------------------------------------- SK Telecom Co. Ltd., ADR 874,960 19,467,860 -------------------------------------------------------------------------------- Vodafone Group plc 41,162,730 111,627,608 -------------- 177,461,580 -------------------------------------------------------------------------------- UTILITIES--1.0% -------------------------------------------------------------------------------- ELECTRIC UTILITIES--0.4% Energias de Portugal SA 2,729,106 8,272,266 -------------------------------------------------------------------------------- Fortum Oyj 256,200 4,743,026 -------------- 13,015,292 -------------------------------------------------------------------------------- GAS UTILITIES--0.6% Gail India Ltd. 324,270 1,720,936 -------------------------------------------------------------------------------- Hong Kong & China Gas Co. Ltd. 8,035,000 16,591,628 -------------- 18,312,564 -------------- Total Common Stocks (Cost $2,080,377,086) 3,005,102,915 10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 ------------------------------------------------------------------------------------ JOINT REPURCHASE AGREEMENTS--4.8% ------------------------------------------------------------------------------------ Undivided interest of 10.58% in joint repurchase agreement (Principal Amount/Value $1,443,703,000, with a maturity value of $1,443,962,867) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $152,800,499 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a value of $1,474,609,071 (Cost $152,773,000) $ 152,773,000 $ 152,773,000 ------------------------------------------------------------------------------------ TOTAL INVESTMENTS, AT VALUE (COST $2,233,150,086) 99.7% 3,157,875,915 ------------------------------------------------------------------------------------ OTHER ASSETS NET OF LIABILITIES 0.3 9,821,293 -------------------------------- NET ASSETS 100.0% $3,167,697,208 ================================ FOOTNOTES TO STATEMENT OF INVESTMENTS 1. Non-income producing security. 2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $29,492,713, which represents 0.93% of the Fund's net assets, of which $5,090,133 is considered restricted. See Note 6 of Notes to Financial Statements. 3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges. -------------------------------------------------------------------------------- GEOGRAPHIC HOLDINGS (Unaudited) -------------------------------------------------------------------------------- DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS: GEOGRAPHIC HOLDINGS VALUE PERCENT -------------------------------------------------------------------------------- United States $1,255,621,619 39.8% United Kingdom 466,673,375 14.8 Japan 265,507,452 8.4 France 231,558,120 7.3 Sweden 145,928,083 4.6 India 105,480,518 3.3 Germany 96,908,086 3.1 Brazil 69,958,366 2.2 The Netherlands 67,026,349 2.1 Canada 66,513,143 2.1 Korea, Republic of South 58,168,074 1.8 Switzerland 56,087,300 1.8 Hong Kong 51,884,978 1.6 Mexico 50,424,997 1.6 Bermuda 39,097,473 1.2 Taiwan 24,402,580 0.8 Ireland 18,057,321 0.6 Norway 17,468,029 0.6 Singapore 16,590,997 0.5 Spain 14,600,839 0.5 Australia 13,583,038 0.4 Italy 13,319,886 0.4 Portugal 8,272,266 0.3 Finland 4,743,026 0.2 ----------------------------- Total $3,157,875,915 100.0% ============================= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA STATEMENT OF ASSETS AND LIABILITIES December 31, 2004 -------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------- ASSETS --------------------------------------------------------------------------------------------------------- Investments, at value (cost $2,233,150,086)--see accompanying statement of investments $ 3,157,875,915 --------------------------------------------------------------------------------------------------------- Cash 70,058 --------------------------------------------------------------------------------------------------------- Cash--foreign currencies (cost $2,287,816) 2,318,287 --------------------------------------------------------------------------------------------------------- Receivables and other assets: Interest and dividends 5,682,367 Shares of beneficial interest sold 3,273,141 Investments sold 587,702 Other 32,367 ---------------- Total assets 3,169,839,837 --------------------------------------------------------------------------------------------------------- LIABILITIES --------------------------------------------------------------------------------------------------------- Payables and other liabilities: Shares of beneficial interest redeemed 1,560,266 Distribution and service plan fees 210,215 Custodian fees 124,870 Foreign capital gains tax 106,918 Trustees' compensation 50,045 Shareholder communications 36,185 Transfer and shareholder servicing agent fees 3,455 Other 50,675 --------------- Total liabilities 2,142,629 --------------------------------------------------------------------------------------------------------- NET ASSETS $ 3,167,697,208 ================ --------------------------------------------------------------------------------------------------------- COMPOSITION OF NET ASSETS Par value of shares of beneficial interest $ 107,376 --------------------------------------------------------------------------------------------------------- Additional paid-in capital 2,361,502,185 --------------------------------------------------------------------------------------------------------- Accumulated net investment income 13,762,145 --------------------------------------------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (132,454,462) --------------------------------------------------------------------------------------------------------- Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 924,779,964 ---------------- NET ASSETS $ 3,167,697,208 ================ --------------------------------------------------------------------------------------------------------- NET ASSET VALUE PER SHARE Non-Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $2,518,866,995 and 85,355,332 shares of beneficial interest outstanding) $29.51 --------------------------------------------------------------------------------------------------------- Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $346,402,810 and 11,809,440 shares of beneficial interest outstanding) $29.33 --------------------------------------------------------------------------------------------------------- Class 3 Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $265,043,754 and 8,937,735 shares of beneficial interest outstanding) $29.65 --------------------------------------------------------------------------------------------------------- Class 4 Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $37,383,649 and 1,273,510 shares of beneficial interest outstanding) $29.35 --------------------------------------------------------------------------------------------------------- SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA STATEMENT OF OPERATIONS For the Year Ended December 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- INVESTMENT INCOME -------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $4,284,789) $ 46,732,962 -------------------------------------------------------------------------------- Interest 1,850,524 ------------- Total investment income 48,583,486 -------------------------------------------------------------------------------- EXPENSES -------------------------------------------------------------------------------- Management fees 18,297,753 -------------------------------------------------------------------------------- Distribution and service plan fees: Service shares 617,506 Class 4 shares 32,566 -------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Non-Service shares 10,282 Service shares 10,036 Class 3 shares 10,026 Class 4 shares 5,016 -------------------------------------------------------------------------------- Shareholder communications: Non-Service shares 89,139 Service shares 8,396 Class 3 shares 6,834 Class 4 shares 382 -------------------------------------------------------------------------------- Custodian fees and expenses 571,468 -------------------------------------------------------------------------------- Trustees' compensation 70,320 -------------------------------------------------------------------------------- Other 114,362 -------------- Total expenses 19,844,086 Less reduction to custodian expenses (11,719) -------------- Net expenses 19,832,367 -------------------------------------------------------------------------------- NET INVESTMENT INCOME 28,751,119 -------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN -------------------------------------------------------------------------------- Net realized gain on: Investments 137,644,145 Foreign currency transactions 41,371,491 Net increase from payment by affiliate 70,760 ------------- Net realized gain 179,086,396 -------------------------------------------------------------------------------- Net change in unrealized appreciation on: Investments (net of foreign capital gains tax of $106,918) 280,226,888 Translation of assets and liabilities denominated in foreign currencies 50,820,961 -------------- Net change in unrealized appreciation 331,047,849 -------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 538,885,364 ============== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- YEAR ENDED DECEMBER 31, 2004 2003 ----------------------------------------------------------------------------------------------------- OPERATIONS ----------------------------------------------------------------------------------------------------- Net investment income $ 28,751,119 $ 18,395,967 ----------------------------------------------------------------------------------------------------- Net realized gain (loss) 179,086,396 (67,064,035) ----------------------------------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) 331,047,849 777,963,383 ----------------------------------- Net increase in net assets resulting from operations 538,885,364 729,295,315 ----------------------------------------------------------------------------------------------------- DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS ----------------------------------------------------------------------------------------------------- Dividends from net investment income: Non-Service shares (30,456,227) (13,324,089) Service shares (2,439,240) (449,100) Class 3 shares (2,221,201) -- Class 4 shares -- -- ----------------------------------------------------------------------------------------------------- BENEFICIAL INTEREST TRANSACTIONS ----------------------------------------------------------------------------------------------------- Net increase (decrease) in net assets resulting from beneficial interest transactions: Non-Service shares (177,302,804) 79,623,681 Service shares 130,991,549 77,667,391 Class 3 shares 80,796,251 121,430,754 Class 4 shares 32,377,319 -- ----------------------------------------------------------------------------------------------------- NET ASSETS ----------------------------------------------------------------------------------------------------- Total increase 570,631,011 994,243,952 ----------------------------------------------------------------------------------------------------- Beginning of period 2,597,066,197 1,602,822,245 ----------------------------------- End of period (including accumulated net investment income of $13,762,145 and $14,682,479, respectively) $ 3,167,697,208 $ 2,597,066,197 =================================== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA FINANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- NON-SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 ------------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ------------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 25.08 $ 17.70 $ 22.84 $ 30.33 $ 33.41 ------------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .26 1 .19 .16 .17 .27 Net realized and unrealized gain (loss) 4.49 7.34 (5.19) (3.85) 1.82 ------------------------------------------------------------------------ Total from investment operations 4.75 7.53 (5.03) (3.68) 2.09 ------------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.32) (.15) (.11) (.19) (.09) Distributions from net realized gain -- -- -- (3.62) (5.08) ------------------------------------------------------------------------ Total dividends and/or distributions to shareholders (.32) (.15) (.11) (3.81) (5.17) ------------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 29.51 $ 25.08 $ 17.70 $ 22.84 $ 30.33 ======================================================================== ------------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 2 19.16% 43.02% (22.13)% (12.04)% 5.09% ------------------------------------------------------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ------------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $2,518,867 $2,280,752 $1,549,993 $1,905,890 $2,136,420 ------------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $2,451,188 $1,751,226 $1,776,289 $1,918,335 $2,116,100 ------------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 3 Net investment income 1.01% 0.99% 0.80% 0.70% 0.83% Total expenses 0.66% 4 0.67% 4 0.67% 4 0.70% 4 0.68% 4 ------------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 30% 34% 34% 39% 50% 1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA FINANCIAL HIGHLIGHTS Continued -------------------------------------------------------------------------------- SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 1 -------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA -------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 24.96 $ 17.61 $ 22.78 $ 30.30 $32.65 -------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .20 2 .12 .12 .21 .03 Net realized and unrealized gain (loss) 4.46 7.36 (5.19) (3.92) (2.38) ------------------------------------------------------------------- Total from investment operations 4.66 7.48 (5.07) (3.71) (2.35) -------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.29) (.13) (.10) (.19) -- Distributions from net realized gain -- -- -- (3.62) -- ------------------------------------------------------------------- Total dividends and/or distributions to shareholders (.29) (.13) (.10) (3.81) -- -------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 29.33 $ 24.96 $ 17.61 $ 22.78 $30.30 =================================================================== -------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 3 18.88% 42.86% (22.37)% (12.17)% (7.20)% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA -------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $346,403 $168,739 $ 52,830 $ 20,467 $ 983 -------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $247,490 $ 91,800 $ 34,847 $ 8,502 $ 325 -------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 4 Net investment income 0.77% 0.68% 0.51% 0.44% 0.60% Total expenses 0.91% 5 0.93% 5 0.90% 5 0.85% 5 0.83% 5 -------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 30% 34% 34% 39% 50% 1. For the period from July 13, 2000 (inception of offering) to December 31, 2000. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA CLASS 3 SHARES YEAR ENDED DECEMBER 31, 2004 2003 1 -------------------------------------------------------------------------------------- PER SHARE OPERATING DATA -------------------------------------------------------------------------------------- Net asset value, beginning of period $ 25.19 $ 17.55 -------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .26 2 .07 Net realized and unrealized gain 4.52 7.57 ---------------------------- Total from investment operations 4.78 7.64 -------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.32) -- Distributions from net realized gain -- -- ----------------------------- Total dividends and/or distributions to shareholders (.32) -- -------------------------------------------------------------------------------------- Net asset value, end of period $ 29.65 $ 25.19 ============================= -------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 3 19.19% 43.53% -------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA -------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $265,044 $147,576 -------------------------------------------------------------------------------------- Average net assets (in thousands) $199,388 $80,579 -------------------------------------------------------------------------------------- Ratios to average net assets: 4 Net investment income 1.00% 0.73% Total expenses 0.66% 5 0.68% 5 -------------------------------------------------------------------------------------- Portfolio turnover rate 30% 34% 1. For the period from May 1, 2003 (inception of offering) to December 31, 2003. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA FINANCIAL HIGHLIGHTS Continued -------------------------------------------------------------------------------- CLASS 4 SHARES PERIOD ENDED DECEMBER 31, 2004 1 ----------------------------------------------------------------------------- PER SHARE OPERATING DATA Net asset value, beginning of period $ 25.21 ----------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .09 2 Net realized and unrealized gain 4.05 ---------- Total from investment operations 4.14 ----------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income -- Distributions from net realized gain -- ---------- Total dividends and/or distributions to shareholders -- ----------------------------------------------------------------------------- Net asset value, end of period $ 29.35 ----------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 3 16.42% ----------------------------------------------------------------------------- ----------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ----------------------------------------------------------------------------- Net assets, end of period (in thousands) $37,384 ----------------------------------------------------------------------------- Average net assets (in thousands) $19,774 ----------------------------------------------------------------------------- Ratios to average net assets: 4 Net investment income 0.53% Total expenses 0.94% 5 ----------------------------------------------------------------------------- Portfolio turnover rate 30% 1. For the period from May 3, 2004 (inception of offering) to December 31, 2004. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The classes of shares designated as Service shares and Class 4 shares are subject to a distribution and service plan. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net 19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES -------------------------------------------------------------------------- $32,197,430 $-- $ 130,533,912 $904,456,195 1. As of December 31, 2004, the Fund had $130,358,556 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING -------------------------- 2010 $ 24,452,753 2011 105,905,803 ------------ Total $130,358,556 ============ 2. The Fund had $94,954 of post-October foreign currency losses which were deferred. 3. The Fund had $80,402 of post-October passive foreign investment company losses which were deferred. 4. During the fiscal year ended December 31, 2004, the Fund utilized $170,421,832 of capital loss carryforward to offset capital gains realized in that fiscal year. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications. 20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA INCREASE TO INCREASE TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS ---------------------------------- $5,445,215 $5,445,215 The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows: YEAR ENDED YEAR ENDED DECEMBER 31, 2004 DECEMBER 31, 2003 ------------------------------------------------------------------ Distributions paid from: Ordinary income $35,116,668 $13,773,189 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 2,253,473,856 Federal tax cost of other investments 2,287,816 --------------- Total federal tax cost $ 2,255,761,672 =============== Gross unrealized appreciation $ 940,496,257 Gross unrealized depreciation (36,040,062) --------------- Net unrealized appreciation $ 904,456,195 =============== Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized. -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings. 21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED DECEMBER 31, 2004 1 YEAR ENDED DECEMBER 31, 2003 2 SHARES AMOUNT SHARES AMOUNT ------------------------------------------------------------------------------------------------------------------- NON-SERVICE SHARES Sold 23,590,376 $ 610,109,742 56,815,585 $ 1,050,428,269 Dividends and/or distributions reinvested 1,203,327 30,456,227 828,612 13,324,089 Redeemed (30,383,126) (817,868,773) (54,266,655) (984,128,677) ---------------------------------------------------------------------- Net increase (decrease) (5,589,423) $(177,302,804) 3,377,542 $ 79,623,681 ====================================================================== ------------------------------------------------------------------------------------------------------------------- SERVICE SHARES Sold 6,516,321 $ 168,136,666 9,204,619 $ 180,268,510 Dividends and/or distributions reinvested 96,757 2,439,240 28,051 449,100 Redeemed (1,562,747) (39,584,357) (5,472,867) (103,050,219) ---------------------------------------------------------------------- Net increase 5,050,331 $ 130,991,549 3,759,803 $ 77,667,391 ====================================================================== ------------------------------------------------------------------------------------------------------------------- CLASS 3 SHARES Sold 3,286,454 $ 85,761,974 6,450,195 $ 132,821,158 Dividends and/or distributions reinvested 87,346 2,221,201 -- -- Redeemed (293,439) (7,186,924) 3 (592,821) (11,390,404) ---------------------------------------------------------------------- Net increase 3,080,361 $ 80,796,251 5,857,374 $ 121,430,754 ====================================================================== ------------------------------------------------------------------------------------------------------------------- CLASS 4 SHARES Sold 1,345,840 $ 34,232,416 -- $ -- Dividends and/or distributions reinvested -- -- -- -- Redeemed (72,330) (1,855,097) 3 -- -- ---------------------------------------------------------------------- Net increase 1,273,510 $ 32,377,319 -- $ -- ====================================================================== 1. For the year ended December 31, 2004, for Non-Service, Service and Class 3 shares and for the period from May 3, 2004 (inception of offering) to December 31, 2004, for Class 4 shares. 2. For the year ended December 31, 2003, for Non-Service and Service shares and for the period from May 1, 2003 (inception of offering) to December 31, 2003, for Class 3 shares. 3. Net of redemption fees of $34,168 and $5,752 for Class 3 and Class 4 shares, respectively. -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $854,707,319 and $843,096,565, respectively. 22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. -------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. -------------------------------------------------------------------------------- TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $34,406 to OFS for services to the Fund. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN FOR SERVICE AND CLASS 4 SHARES. The Fund has adopted a Distribution and Service Plan for Service share class and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service class and Class 4 shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service share class and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service class and Class 4 shares. The impact of the service plan is to increase operating expenses of the Service class and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. -------------------------------------------------------------------------------- PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $70,760, an amount equivalent to certain of such commissions incurred in prior years. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. As of December 31, 2004, the Fund had no outstanding foreign currency contracts. 23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 6. ILLIQUID OR RESTRICTED SECURITIES As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Information concerning restricted securities is as follows: ACQUISITION VALUATION AS OF UNREALIZED SECURITY DATE COST DECEMBER 31, 2004 APPRECIATION ------------------------------------------------------------------------------- Nektar Therapeutics 6/25/03 $3,568,000 $5,090,133 $1,522,133 -------------------------------------------------------------------------------- 7. LITIGATION A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET FUND/VA: We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Denver, Colorado February 11, 2005 STATEMENT OF INVESTMENTS December 31, 2004 -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- COMMON STOCKS--98.8% -------------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--12.4% -------------------------------------------------------------------------------------- AUTO COMPONENTS--0.2% Aftermarket Technology Corp. 1 252 $ 4,057 -------------------------------------------------------------------------------------- ArvinMeritor, Inc. 9,900 221,463 -------------------------------------------------------------------------------------- Autoliv, Inc. 27,400 1,323,420 -------------------------------------------------------------------------------------- Dana Corp. 65,200 1,129,916 -------------------------------------------------------------------------------------- Delphi Corp. 16,100 145,222 -------------------------------------------------------------------------------------- Goodyear Tire & Rubber Co. 1 53,600 785,776 -------------------------------------------------------------------------------------- Lear Corp. 1,800 109,818 -------------------------------------------------------------------------------------- Visteon Corp. 26,800 261,836 ---------------- 3,981,508 -------------------------------------------------------------------------------------- AUTOMOBILES--0.5% Ford Motor Co. 254,415 3,724,636 -------------------------------------------------------------------------------------- General Motors Corp. 42,900 1,718,574 -------------------------------------------------------------------------------------- Harley-Davidson, Inc. 42,800 2,600,100 -------------------------------------------------------------------------------------- Thor Industries, Inc. 3,400 125,970 -------------------------------------------------------------------------------------- Winnebago Industries, Inc. 9,700 378,882 ---------------- 8,548,162 -------------------------------------------------------------------------------------- DISTRIBUTORS--0.0% Genuine Parts Co. 7,700 339,262 -------------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--1.3% Applebee's International, Inc. 12,100 320,045 -------------------------------------------------------------------------------------- Aztar Corp. 1 2,900 101,268 -------------------------------------------------------------------------------------- Caesars Entertainment, Inc. 1 45,900 924,426 -------------------------------------------------------------------------------------- CBRL Group, Inc. 19,900 832,815 -------------------------------------------------------------------------------------- CEC Entertainment, Inc. 1 24,300 971,271 -------------------------------------------------------------------------------------- Choice Hotels International, Inc. 3,300 191,400 -------------------------------------------------------------------------------------- Darden Restaurants, Inc. 7,700 213,598 -------------------------------------------------------------------------------------- International Game Technology 74,900 2,575,062 -------------------------------------------------------------------------------------- Isle of Capri Casinos, Inc. 1 1,500 38,475 -------------------------------------------------------------------------------------- Jack in the Box, Inc. 1 5,400 199,098 -------------------------------------------------------------------------------------- Mandalay Resort Group 19,600 1,380,428 -------------------------------------------------------------------------------------- Marriott International, Inc., Cl. A 48,300 3,041,934 -------------------------------------------------------------------------------------- McDonald's Corp. 159,350 5,108,761 -------------------------------------------------------------------------------------- MGM Mirage, Inc. 1 7,700 560,098 -------------------------------------------------------------------------------------- P.F. Chang's China Bistro, Inc. 1 2,700 152,145 -------------------------------------------------------------------------------------- Rare Hospitality International, Inc. 1 7,000 223,020 -------------------------------------------------------------------------------------- Sonic Corp. 1 2,800 85,400 -------------------------------------------------------------------------------------- Starbucks Corp. 1 26,300 1,640,068 -------------------------------------------------------------------------------------- Yum! Brands, Inc. 37,700 1,778,686 ---------------- 20,337,998 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- HOUSEHOLD DURABLES--0.8% American Greetings Corp., Cl. A 21,700 $ 550,095 -------------------------------------------------------------------------------------- Beazer Homes USA, Inc. 2,100 307,041 -------------------------------------------------------------------------------------- Black & Decker Corp. 14,700 1,298,451 -------------------------------------------------------------------------------------- Cavco Industries, Inc. 1 815 36,634 -------------------------------------------------------------------------------------- Ethan Allen Interiors, Inc. 10,100 404,202 -------------------------------------------------------------------------------------- Furniture Brands International, Inc. 6,700 167,835 -------------------------------------------------------------------------------------- Harman International Industries, Inc. 5,200 660,400 -------------------------------------------------------------------------------------- Hovnanian Enterprises, Inc., Cl. A 1 1,700 84,184 -------------------------------------------------------------------------------------- KB Home 11,800 1,231,920 -------------------------------------------------------------------------------------- Leggett & Platt, Inc. 23,400 665,262 -------------------------------------------------------------------------------------- Lennar Corp., Cl. B 9,160 478,244 -------------------------------------------------------------------------------------- M.D.C. Holdings, Inc. 13,133 1,135,217 -------------------------------------------------------------------------------------- Meritage Homes Corp. 1 8,200 924,140 -------------------------------------------------------------------------------------- Newell Rubbermaid, Inc. 70,000 1,693,300 -------------------------------------------------------------------------------------- NVR, Inc. 1 800 615,520 -------------------------------------------------------------------------------------- Ryland Group, Inc. (The) 13,600 782,544 -------------------------------------------------------------------------------------- Stanley Works (The) 11,800 578,082 -------------------------------------------------------------------------------------- Whirlpool Corp. 8,800 609,048 ---------------- 12,222,119 -------------------------------------------------------------------------------------- INTERNET & CATALOG RETAIL--0.7% Amazon.com, Inc. 1 24,400 1,080,676 -------------------------------------------------------------------------------------- eBay, Inc. 1 71,000 8,255,880 -------------------------------------------------------------------------------------- IAC/InterActiveCorp 1 94,400 2,607,328 ---------------- 11,943,884 -------------------------------------------------------------------------------------- LEISURE EQUIPMENT & PRODUCTS--0.2% Action Performance Cos., Inc. 31,100 341,789 -------------------------------------------------------------------------------------- Eastman Kodak Co. 17,500 564,375 -------------------------------------------------------------------------------------- Hasbro, Inc. 33,800 655,044 -------------------------------------------------------------------------------------- Leapfrog Enterprises, Inc. 1 3,000 40,800 -------------------------------------------------------------------------------------- Marvel Enterprises, Inc. 1 18,200 372,736 -------------------------------------------------------------------------------------- Nautilus Group, Inc. (The) 7,400 178,858 -------------------------------------------------------------------------------------- Polaris Industries, Inc. 5,600 380,912 -------------------------------------------------------------------------------------- SCP Pool Corp. 5,600 178,640 ---------------- 2,713,154 -------------------------------------------------------------------------------------- MEDIA--3.7% Charter Communications, Inc., Cl. A 1 169,900 380,576 -------------------------------------------------------------------------------------- Clear Channel Communications, Inc. 76,700 2,568,683 -------------------------------------------------------------------------------------- Comcast Corp., Cl. A 1 388,115 12,916,467 -------------------------------------------------------------------------------------- EchoStar Communications Corp., Cl. A 40,100 1,332,924 -------------------------------------------------------------------------------------- Fox Entertainment Group, Inc., A Shares 1 2,800 87,528 -------------------------------------------------------------------------------------- Gannett Co., Inc. 7,300 596,410 -------------------------------------------------------------------------------------- Getty Images, Inc. 1 8,000 550,800 8 | OPPENHEIMER MAIN STREET FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- MEDIA Continued Knight-Ridder, Inc. 9,700 $ 649,318 -------------------------------------------------------------------------------------- Martha Stewart Living Omnimedia, Inc., Cl. A 1 15,300 444,006 -------------------------------------------------------------------------------------- McGraw-Hill Cos., Inc. (The) 39,000 3,570,060 -------------------------------------------------------------------------------------- NTL, Inc. 1 4,000 291,840 -------------------------------------------------------------------------------------- Pixar, Inc. 1 1,600 136,976 -------------------------------------------------------------------------------------- Time Warner, Inc. 1 794,900 15,452,856 -------------------------------------------------------------------------------------- Viacom, Inc., Cl. B 249,046 9,062,784 -------------------------------------------------------------------------------------- Walt Disney Co. (The) 409,700 11,389,660 -------------------------------------------------------------------------------------- Westwood One, Inc. 1 18,400 495,512 ---------------- 59,926,400 -------------------------------------------------------------------------------------- MULTILINE RETAIL--0.9% Dillard's, Inc., Cl. A 23,600 634,132 -------------------------------------------------------------------------------------- Federated Department Stores, Inc. 43,800 2,531,202 -------------------------------------------------------------------------------------- J.C. Penney Co., Inc. (Holding Co.) 79,900 3,307,860 -------------------------------------------------------------------------------------- Kmart Holding Corp. 1 9,900 979,605 -------------------------------------------------------------------------------------- Kohl's Corp. 1 3,500 172,095 -------------------------------------------------------------------------------------- Neiman Marcus Group, Inc. (The), Cl. A 1,500 107,310 -------------------------------------------------------------------------------------- Nordstrom, Inc. 26,800 1,252,364 -------------------------------------------------------------------------------------- Sears Roebuck & Co. 33,000 1,683,990 -------------------------------------------------------------------------------------- Target Corp. 69,300 3,598,749 ---------------- 14,267,307 -------------------------------------------------------------------------------------- SPECIALTY RETAIL--3.7% Abercrombie & Fitch Co., Cl. A 33,700 1,582,215 -------------------------------------------------------------------------------------- Aeropostale, Inc. 1 23,000 676,890 -------------------------------------------------------------------------------------- American Eagle Outfitters, Inc. 29,300 1,380,030 -------------------------------------------------------------------------------------- AnnTaylor Stores Corp. 1 21,600 465,048 -------------------------------------------------------------------------------------- AutoNation, Inc. 1 16,200 311,202 -------------------------------------------------------------------------------------- Barnes & Noble, Inc. 1 15,700 506,639 -------------------------------------------------------------------------------------- bebe stores, inc. 4,650 125,457 -------------------------------------------------------------------------------------- Bed Bath & Beyond, Inc. 1 36,700 1,461,761 -------------------------------------------------------------------------------------- Best Buy Co., Inc. 41,700 2,477,814 -------------------------------------------------------------------------------------- Blockbuster, Inc., Cl. B 56,956 501,782 -------------------------------------------------------------------------------------- Borders Group, Inc. 45,100 1,145,540 -------------------------------------------------------------------------------------- Children's Place Retail Stores, Inc. 1 6,000 222,180 -------------------------------------------------------------------------------------- Christopher & Banks Corp. 3,400 62,730 -------------------------------------------------------------------------------------- Circuit City Stores, Inc./ Circuit City Group 93,500 1,462,340 -------------------------------------------------------------------------------------- Claire's Stores, Inc. 42,400 901,000 -------------------------------------------------------------------------------------- Electronics Boutique Holdings Corp. 1 5,500 236,170 -------------------------------------------------------------------------------------- Finish Line, Inc. (The), Cl. A 7,600 139,080 -------------------------------------------------------------------------------------- Gap, Inc. (The) 142,300 3,005,376 -------------------------------------------------------------------------------------- Hollywood Entertainment Corp. 1 11,200 146,608 -------------------------------------------------------------------------------------- Home Depot, Inc. 442,100 18,895,354 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- SPECIALTY RETAIL Continued Hot Topic, Inc. 1 13,100 $ 225,189 -------------------------------------------------------------------------------------- Limited Brands, Inc. 107,400 2,472,348 -------------------------------------------------------------------------------------- Lowe's Cos., Inc. 65,600 3,777,904 -------------------------------------------------------------------------------------- Men's Wearhouse, Inc. (The) 1 5,300 169,388 -------------------------------------------------------------------------------------- Michaels Stores, Inc. 35,000 1,048,950 -------------------------------------------------------------------------------------- Office Depot, Inc. 1 77,900 1,352,344 -------------------------------------------------------------------------------------- Pacific Sunwear of California, Inc. 1 43,775 974,432 -------------------------------------------------------------------------------------- Petco Animal Supplies, Inc. 1 3,500 138,180 -------------------------------------------------------------------------------------- PETsMART, Inc. 9,500 337,535 -------------------------------------------------------------------------------------- Pier 1 Imports, Inc. 1,400 27,580 -------------------------------------------------------------------------------------- Rent-A-Center, Inc. 1 4,200 111,300 -------------------------------------------------------------------------------------- Sherwin-Williams Co. 25,000 1,115,750 -------------------------------------------------------------------------------------- Staples, Inc. 126,500 4,264,315 -------------------------------------------------------------------------------------- Talbots, Inc. (The) 20,100 547,323 -------------------------------------------------------------------------------------- Tiffany & Co. 19,200 613,824 -------------------------------------------------------------------------------------- TJX Cos., Inc. (The) 129,500 3,254,335 -------------------------------------------------------------------------------------- Too, Inc. 1 12,800 313,088 -------------------------------------------------------------------------------------- Toys R Us, Inc. 1 69,100 1,414,477 -------------------------------------------------------------------------------------- Urban Outfitters, Inc. 1 7,800 346,320 -------------------------------------------------------------------------------------- Zale Corp. 1 23,500 701,945 ---------------- 58,911,743 -------------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--0.4% Coach, Inc. 1 19,000 1,071,600 -------------------------------------------------------------------------------------- Deckers Outdoor Corp. 1 2,000 93,980 -------------------------------------------------------------------------------------- Jones Apparel Group, Inc. 29,000 1,060,530 -------------------------------------------------------------------------------------- Nike, Inc., Cl. B 19,000 1,723,110 -------------------------------------------------------------------------------------- Timberland Co., Cl. A 1 19,400 1,215,798 -------------------------------------------------------------------------------------- VF Corp. 15,500 858,390 ---------------- 6,023,408 -------------------------------------------------------------------------------------- CONSUMER STAPLES--8.7% -------------------------------------------------------------------------------------- BEVERAGES--2.3% Anheuser-Busch Cos., Inc. 49,600 2,516,208 -------------------------------------------------------------------------------------- Brown-Forman Corp., Cl. B 2,200 107,096 -------------------------------------------------------------------------------------- Coca-Cola Co. (The) 360,800 15,020,104 -------------------------------------------------------------------------------------- Pepsi Bottling Group, Inc. (The) 43,100 1,165,424 -------------------------------------------------------------------------------------- PepsiAmericas, Inc. 3,500 74,340 -------------------------------------------------------------------------------------- PepsiCo, Inc. 352,150 18,382,230 ---------------- 37,265,402 -------------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--2.3% BJ's Wholesale Club, Inc. 1 20,500 597,165 -------------------------------------------------------------------------------------- Costco Wholesale Corp. 47,000 2,275,270 -------------------------------------------------------------------------------------- Kroger Co. (The) 1 41,700 731,418 -------------------------------------------------------------------------------------- Rite Aid Corp. 1 76,700 280,722 9 | OPPENHEIMER MAIN STREET FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- FOOD & STAPLES RETAILING Continued Safeway, Inc. 1 33,400 $ 659,316 -------------------------------------------------------------------------------------- SUPERVALU, Inc. 30,800 1,063,216 -------------------------------------------------------------------------------------- Sysco Corp. 106,500 4,065,105 -------------------------------------------------------------------------------------- Wal-Mart Stores, Inc. 435,000 22,976,700 -------------------------------------------------------------------------------------- Walgreen Co. 91,300 3,503,181 -------------------------------------------------------------------------------------- Whole Foods Market, Inc. 4,000 381,400 ---------------- 36,533,493 -------------------------------------------------------------------------------------- FOOD PRODUCTS--0.6% Archer-Daniels-Midland Co. 40,300 899,093 -------------------------------------------------------------------------------------- ConAgra Foods, Inc. 11,400 335,730 -------------------------------------------------------------------------------------- Corn Products International, Inc. 6,800 364,208 -------------------------------------------------------------------------------------- Heinz (H.J.) Co. 81,000 3,158,190 -------------------------------------------------------------------------------------- Kellogg Co. 2,400 107,184 -------------------------------------------------------------------------------------- Kraft Foods, Inc., Cl. A 1 41,500 1,477,815 -------------------------------------------------------------------------------------- Pilgrim's Pride Corp., Cl. B 3,300 101,244 -------------------------------------------------------------------------------------- Sara Lee Corp. 105,000 2,534,700 -------------------------------------------------------------------------------------- Smithfield Foods, Inc. 1 1,400 41,426 -------------------------------------------------------------------------------------- Tyson Foods, Inc., Cl. A 56,300 1,035,920 -------------------------------------------------------------------------------------- Wm. Wrigley Jr. Co. 5,200 359,788 ---------------- 10,415,298 -------------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--1.8% Clorox Co. (The) 7,000 412,510 -------------------------------------------------------------------------------------- Energizer Holdings, Inc. 1 10,800 536,652 -------------------------------------------------------------------------------------- Kimberly-Clark Corp. 55,000 3,619,550 -------------------------------------------------------------------------------------- Nu Skin Asia Pacific, Inc., Cl. A 12,900 327,402 -------------------------------------------------------------------------------------- Procter & Gamble Co. (The) 419,700 23,117,076 -------------------------------------------------------------------------------------- Rayovac Corp. 1 7,200 220,032 ---------------- 28,233,222 -------------------------------------------------------------------------------------- PERSONAL PRODUCTS--0.4% Avon Products, Inc. 31,600 1,222,920 -------------------------------------------------------------------------------------- Estee Lauder Cos., Inc. (The), Cl. A 51,300 2,348,001 -------------------------------------------------------------------------------------- Gillette Co. 80,400 3,600,312 -------------------------------------------------------------------------------------- NBTY, Inc. 1 2,200 52,822 ---------------- 7,224,055 -------------------------------------------------------------------------------------- TOBACCO--1.3% Altria Group, Inc. 327,500 20,010,250 -------------------------------------------------------------------------------------- Reynolds American, Inc. 7,800 613,080 -------------------------------------------------------------------------------------- UST, Inc. 10,900 524,399 ---------------- 21,147,729 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- ENERGY--7.7% -------------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--0.5% Atwood Oceanics, Inc. 1 3,000 $ 156,300 -------------------------------------------------------------------------------------- BJ Services Co. 17,200 800,488 -------------------------------------------------------------------------------------- Cal Dive International, Inc. 1 14,200 578,650 -------------------------------------------------------------------------------------- Diamond Offshore Drilling, Inc. 35,700 1,429,785 -------------------------------------------------------------------------------------- Grant Prideco, Inc. 1 28,300 567,415 -------------------------------------------------------------------------------------- Halliburton Co. 33,700 1,322,388 -------------------------------------------------------------------------------------- Hydril Co. 1 1,800 81,918 -------------------------------------------------------------------------------------- Lone Star Technologies, Inc. 1 7,600 254,296 -------------------------------------------------------------------------------------- Oil States International, Inc. 1 28,700 553,623 -------------------------------------------------------------------------------------- Precision Drilling Corp. 1 6,300 397,092 -------------------------------------------------------------------------------------- Pride International, Inc. 1 11,700 240,318 -------------------------------------------------------------------------------------- Smith International, Inc. 1 6,900 375,429 -------------------------------------------------------------------------------------- Universal Compression Holdings, Inc. 1 13,600 474,776 ---------------- 7,232,478 -------------------------------------------------------------------------------------- OIL & GAS--7.2% Amerada Hess Corp. 20,500 1,688,790 -------------------------------------------------------------------------------------- Apache Corp. 43,500 2,199,795 -------------------------------------------------------------------------------------- Ashland, Inc. 9,900 577,962 -------------------------------------------------------------------------------------- Cabot Oil & Gas Corp., Cl. A 1,900 84,075 -------------------------------------------------------------------------------------- Canadian Natural Resources Ltd. 60,700 2,596,399 -------------------------------------------------------------------------------------- Chesapeake Energy Corp. 47,500 783,750 -------------------------------------------------------------------------------------- ChevronTexaco Corp. 304,000 15,963,040 -------------------------------------------------------------------------------------- Cimarex Energy Co. 1 10,439 395,638 -------------------------------------------------------------------------------------- ConocoPhillips 88,021 7,642,863 -------------------------------------------------------------------------------------- Devon Energy Corp. 48,300 1,879,836 -------------------------------------------------------------------------------------- El Paso Corp. 17,500 182,000 -------------------------------------------------------------------------------------- EOG Resources, Inc. 19,300 1,377,248 -------------------------------------------------------------------------------------- Exxon Mobil Corp. 1,106,516 56,720,010 -------------------------------------------------------------------------------------- Forest Oil Corp. 1 8,000 253,760 -------------------------------------------------------------------------------------- Frontier Oil Corp. 115,900 3,089,894 -------------------------------------------------------------------------------------- General Maritime Corp. 1 12,600 503,370 -------------------------------------------------------------------------------------- Houston Exploration Co. 1 12,500 703,875 -------------------------------------------------------------------------------------- Kerr-McGee Corp. 12,300 710,817 -------------------------------------------------------------------------------------- Murphy Oil Corp. 5,400 434,430 -------------------------------------------------------------------------------------- Newfield Exploration Co. 1 14,500 856,225 -------------------------------------------------------------------------------------- Noble Energy, Inc. 13,900 857,074 -------------------------------------------------------------------------------------- Occidental Petroleum Corp. 31,900 1,861,684 -------------------------------------------------------------------------------------- OMI Corp. 28,700 483,595 -------------------------------------------------------------------------------------- Paramount Resources Ltd. 1 155,200 3,484,439 -------------------------------------------------------------------------------------- Patina Oil & Gas Corp. 6,900 258,750 -------------------------------------------------------------------------------------- Petroleum Development Corp. 1 4,600 177,422 -------------------------------------------------------------------------------------- Pioneer Natural Resources Co. 8,600 301,860 -------------------------------------------------------------------------------------- Plains Exploration & Production Co. 1 9,200 239,200 10 | OPPENHEIMER MAIN STREET FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- OIL & GAS Continued Premcor, Inc. 5,400 $ 227,718 -------------------------------------------------------------------------------------- Southwestern Energy Co. 1 4,000 202,760 -------------------------------------------------------------------------------------- Sunoco, Inc. 20,800 1,699,568 -------------------------------------------------------------------------------------- Talisman Energy, Inc. 91,000 2,456,996 -------------------------------------------------------------------------------------- Teekay Shipping Corp. 14,100 593,751 -------------------------------------------------------------------------------------- Tesoro Corp. 1 34,100 1,086,426 -------------------------------------------------------------------------------------- Unocal Corp. 43,400 1,876,616 -------------------------------------------------------------------------------------- Valero Energy Corp. 27,200 1,234,880 -------------------------------------------------------------------------------------- Vintage Petroleum, Inc. 7,400 167,906 -------------------------------------------------------------------------------------- Williams Cos., Inc. (The) 34,800 566,892 ---------------- 116,421,314 -------------------------------------------------------------------------------------- FINANCIALS--21.7% -------------------------------------------------------------------------------------- CAPITAL MARKETS--0.4% Bank of New York Co., Inc. (The) 101,400 3,388,788 -------------------------------------------------------------------------------------- Mellon Financial Corp. 29,800 927,078 -------------------------------------------------------------------------------------- Northern Trust Corp. 27,700 1,345,666 ---------------- 5,661,532 -------------------------------------------------------------------------------------- COMMERCIAL BANKS--6.9% Associated Banc-Corp. 3,400 112,914 -------------------------------------------------------------------------------------- Astoria Financial Corp. 15,600 623,532 -------------------------------------------------------------------------------------- Bank of America Corp. 800,402 37,610,890 -------------------------------------------------------------------------------------- Banknorth Group, Inc. 34,400 1,259,040 -------------------------------------------------------------------------------------- BB&T Corp. 36,300 1,526,415 -------------------------------------------------------------------------------------- Comerica, Inc. 44,900 2,739,798 -------------------------------------------------------------------------------------- Compass Bancshares, Inc. 8,900 433,163 -------------------------------------------------------------------------------------- Fifth Third Bancorp 39,200 1,853,376 -------------------------------------------------------------------------------------- First Horizon National Corp. 4,900 211,239 -------------------------------------------------------------------------------------- Golden West Financial Corp. 15,500 952,010 -------------------------------------------------------------------------------------- Hibernia Corp., Cl. A 26,200 773,162 -------------------------------------------------------------------------------------- Huntington Bancshares, Inc. 16,500 408,870 -------------------------------------------------------------------------------------- Independence Community Bank Corp. 12,900 549,282 -------------------------------------------------------------------------------------- Indymac Mortgage Holdings, Inc. 10,900 375,505 -------------------------------------------------------------------------------------- KeyCorp 66,300 2,247,570 -------------------------------------------------------------------------------------- M&T Bank Corp. 13,600 1,466,624 -------------------------------------------------------------------------------------- National City Corp. 52,900 1,986,395 -------------------------------------------------------------------------------------- North Fork Bancorporation, Inc. 33,256 959,436 -------------------------------------------------------------------------------------- PNC Financial Services Group, Inc. 39,000 2,240,160 -------------------------------------------------------------------------------------- R&G Financial Corp., Cl. B 2,500 97,200 -------------------------------------------------------------------------------------- Regions Financial Corp. 21,605 768,922 -------------------------------------------------------------------------------------- Silicon Valley Bancshares 1 5,200 233,064 -------------------------------------------------------------------------------------- Sterling Financial Corp. (Western US) 1,100 43,186 -------------------------------------------------------------------------------------- SunTrust Banks, Inc. 42,300 3,125,124 -------------------------------------------------------------------------------------- U.S. Bancorp 464,270 14,540,936 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- COMMERCIAL BANKS Continued UnionBanCal Corp. 39,800 $ 2,566,304 -------------------------------------------------------------------------------------- Wachovia Corp. 245,200 12,897,520 -------------------------------------------------------------------------------------- Washington Mutual, Inc. 41,100 1,737,708 -------------------------------------------------------------------------------------- Webster Financial Corp. 6,700 339,288 -------------------------------------------------------------------------------------- Wells Fargo & Co. 263,600 16,382,740 -------------------------------------------------------------------------------------- Zions Bancorp 10,500 714,315 ---------------- 111,775,688 -------------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--8.5% Affiliated Managers Group, Inc. 1 11,850 802,719 -------------------------------------------------------------------------------------- American Capital Strategies Ltd. 15,100 503,585 -------------------------------------------------------------------------------------- American Express Co. 132,100 7,446,477 -------------------------------------------------------------------------------------- Bear Stearns Cos., Inc. (The) 34,900 3,570,619 -------------------------------------------------------------------------------------- Capital One Financial Corp. 27,200 2,290,512 -------------------------------------------------------------------------------------- Chicago Mercantile Exchange (The) 400 91,480 -------------------------------------------------------------------------------------- CIT Group, Inc. 34,000 1,557,880 -------------------------------------------------------------------------------------- Citigroup, Inc. 967,088 46,594,300 -------------------------------------------------------------------------------------- E*TRADE Financial Corp. 1 72,500 1,083,875 -------------------------------------------------------------------------------------- Federated Investors, Inc., Cl. B 5,500 167,200 -------------------------------------------------------------------------------------- Franklin Resources, Inc. 7,900 550,235 -------------------------------------------------------------------------------------- Goldman Sachs Group, Inc. (The) 20,400 2,122,416 -------------------------------------------------------------------------------------- JPMorgan Chase & Co. 811,644 31,662,232 -------------------------------------------------------------------------------------- Knight Trading Group, Inc. 1 2,500 27,375 -------------------------------------------------------------------------------------- Legg Mason, Inc. 4,150 304,029 -------------------------------------------------------------------------------------- Lehman Brothers Holdings, Inc. 26,400 2,309,472 -------------------------------------------------------------------------------------- MBNA Corp. 168,100 4,738,739 -------------------------------------------------------------------------------------- Merrill Lynch & Co., Inc. 150,200 8,977,454 -------------------------------------------------------------------------------------- Moody's Corp. 5,900 512,415 -------------------------------------------------------------------------------------- Morgan Stanley 236,100 13,108,272 -------------------------------------------------------------------------------------- Principal Financial Group, Inc. (The) 68,500 2,804,390 -------------------------------------------------------------------------------------- Schwab (Charles) Corp. 219,400 2,624,024 -------------------------------------------------------------------------------------- SEI Investments Co. 7,800 327,054 -------------------------------------------------------------------------------------- SLM Corp. 16,700 891,613 -------------------------------------------------------------------------------------- State Street Corp. 20,800 1,021,696 -------------------------------------------------------------------------------------- T. Rowe Price Group, Inc. 13,000 808,600 -------------------------------------------------------------------------------------- WFS Financial, Inc. 400 20,312 ---------------- 136,918,975 -------------------------------------------------------------------------------------- INSURANCE--4.0% ACE Ltd. 28,000 1,197,000 -------------------------------------------------------------------------------------- AFLAC, Inc. 87,200 3,474,048 -------------------------------------------------------------------------------------- Allmerica Financial Corp. 1 9,700 318,451 -------------------------------------------------------------------------------------- Allstate Corp. 106,600 5,513,352 -------------------------------------------------------------------------------------- AMBAC Financial Group, Inc. 3,400 279,242 -------------------------------------------------------------------------------------- American Financial Group, Inc. 11,800 369,458 -------------------------------------------------------------------------------------- American International Group, Inc. 451,540 29,652,632 11 | OPPENHEIMER MAIN STREET FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- INSURANCE Continued AmerUs Group Co. 3,700 $ 167,610 -------------------------------------------------------------------------------------- Aon Corp. 61,600 1,469,776 -------------------------------------------------------------------------------------- Chubb Corp. 12,400 953,560 -------------------------------------------------------------------------------------- Cincinnati Financial Corp. 17,070 755,518 -------------------------------------------------------------------------------------- Fidelity National Financial, Inc. 39,659 1,811,227 -------------------------------------------------------------------------------------- First American Corp. (The) 10,000 351,400 -------------------------------------------------------------------------------------- Hartford Financial Services Group, Inc. (The) 48,600 3,368,466 -------------------------------------------------------------------------------------- Jefferson-Pilot Corp. 8,000 415,680 -------------------------------------------------------------------------------------- LandAmerica Financial Group, Inc. 7,900 426,047 -------------------------------------------------------------------------------------- Lincoln National Corp. 29,600 1,381,728 -------------------------------------------------------------------------------------- Loews Corp. 24,300 1,708,290 -------------------------------------------------------------------------------------- Marsh & McLennan Cos., Inc. 31,100 1,023,190 -------------------------------------------------------------------------------------- MBIA, Inc. 15,700 993,496 -------------------------------------------------------------------------------------- MetLife, Inc. 33,600 1,361,136 -------------------------------------------------------------------------------------- Nationwide Financial Services, Inc., Cl. A 17,400 665,202 -------------------------------------------------------------------------------------- Old Republic International Corp. 10,400 263,120 -------------------------------------------------------------------------------------- Progressive Corp. 7,300 619,332 -------------------------------------------------------------------------------------- Reinsurance Group of America, Inc. 22,000 1,065,900 -------------------------------------------------------------------------------------- RenaissanceRe Holdings Ltd. 6,500 338,520 -------------------------------------------------------------------------------------- Safeco Corp. 21,300 1,112,712 -------------------------------------------------------------------------------------- St. Paul Travelers Cos., Inc. (The) 17,400 645,018 -------------------------------------------------------------------------------------- StanCorp Financial Group, Inc. 4,900 404,250 -------------------------------------------------------------------------------------- Torchmark Corp. 12,000 685,680 -------------------------------------------------------------------------------------- UICI 2,600 88,140 -------------------------------------------------------------------------------------- Universal American Financial Corp. 1 1,000 15,470 -------------------------------------------------------------------------------------- UnumProvident Corp. 64,600 1,158,924 ---------------- 64,053,575 -------------------------------------------------------------------------------------- REAL ESTATE--0.0% St. Joe Co. (The) 3,600 231,120 -------------------------------------------------------------------------------------- THRIFTS & MORTGAGE FINANCE--1.9% Countrywide Financial Corp. 77,498 2,868,201 -------------------------------------------------------------------------------------- Fannie Mae 195,000 13,885,950 -------------------------------------------------------------------------------------- Freddie Mac 148,000 10,907,600 -------------------------------------------------------------------------------------- Fremont General Corp. 33,200 835,976 -------------------------------------------------------------------------------------- MGIC Investment Corp. 25,200 1,736,532 -------------------------------------------------------------------------------------- Radian Group, Inc. 22,700 1,208,548 ---------------- 31,442,807 -------------------------------------------------------------------------------------- HEALTH CARE--12.4% -------------------------------------------------------------------------------------- BIOTECHNOLOGY--1.1% Amgen, Inc. 1 145,500 9,333,825 -------------------------------------------------------------------------------------- Applera Corp./Applied Biosystems Group 45,800 957,678 -------------------------------------------------------------------------------------- Gen-Probe, Inc. 1 11,400 515,394 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- BIOTECHNOLOGY Continued Millennium Pharmaceuticals, Inc. 1 43,800 $ 530,856 -------------------------------------------------------------------------------------- Onyx Pharmaceuticals, Inc. 1 2,600 84,214 -------------------------------------------------------------------------------------- United Therapeutics Corp. 1 8,000 361,200 -------------------------------------------------------------------------------------- Wyeth 148,800 6,337,392 ---------------- 18,120,559 -------------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--1.4% Bausch & Lomb, Inc. 8,700 560,802 -------------------------------------------------------------------------------------- Baxter International, Inc. 19,000 656,260 -------------------------------------------------------------------------------------- Becton, Dickinson & Co. 44,900 2,550,320 -------------------------------------------------------------------------------------- Biomet, Inc. 4,700 203,933 -------------------------------------------------------------------------------------- Boston Scientific Corp. 1 32,500 1,155,375 -------------------------------------------------------------------------------------- Dade Behring Holdings, Inc. 1 2,000 112,000 -------------------------------------------------------------------------------------- Hospira, Inc. 1 35,380 1,185,230 -------------------------------------------------------------------------------------- Idexx Laboratories, Inc. 1 1,200 65,508 -------------------------------------------------------------------------------------- Inamed Corp. 1 1,700 107,525 -------------------------------------------------------------------------------------- Medtronic, Inc. 194,100 9,640,947 -------------------------------------------------------------------------------------- PerkinElmer, Inc. 50,600 1,137,994 -------------------------------------------------------------------------------------- Respironics, Inc. 1 1,800 97,848 -------------------------------------------------------------------------------------- Stryker Corp. 65,900 3,179,675 -------------------------------------------------------------------------------------- Thermo Electron Corp. 1 44,300 1,337,417 -------------------------------------------------------------------------------------- Varian Medical Systems, Inc. 1 12,900 557,796 -------------------------------------------------------------------------------------- VISX, Inc. 1 9,800 253,526 -------------------------------------------------------------------------------------- Wright Medical Group, Inc. 1 5,200 148,200 ---------------- 22,950,356 -------------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--2.4% Advisory Board Co. (The) 1 2,900 106,952 -------------------------------------------------------------------------------------- Aetna, Inc. 26,700 3,330,825 -------------------------------------------------------------------------------------- Amedisys, Inc. 1 2,800 90,692 -------------------------------------------------------------------------------------- AmerisourceBergen Corp. 20,200 1,185,336 -------------------------------------------------------------------------------------- Andrx Corp. 1 15,900 347,097 -------------------------------------------------------------------------------------- Caremark Rx, Inc. 1 29,300 1,155,299 -------------------------------------------------------------------------------------- Cerner Corp. 1 3,300 175,461 -------------------------------------------------------------------------------------- CIGNA Corp. 37,600 3,067,032 -------------------------------------------------------------------------------------- Covance, Inc. 1 16,700 647,125 -------------------------------------------------------------------------------------- Coventry Health Care, Inc. 1 19,950 1,058,946 -------------------------------------------------------------------------------------- DaVita, Inc. 1 1,700 67,201 -------------------------------------------------------------------------------------- eResearch Technology, Inc. 1 4,900 77,665 -------------------------------------------------------------------------------------- Express Scripts, Inc. 1 2,200 168,168 -------------------------------------------------------------------------------------- Gentiva Health Services, Inc. 1 1,000 16,720 -------------------------------------------------------------------------------------- HCA, Inc. 8,200 327,672 -------------------------------------------------------------------------------------- Humana, Inc. 1 36,200 1,074,778 -------------------------------------------------------------------------------------- IMS Health, Inc. 10,800 250,668 -------------------------------------------------------------------------------------- Laboratory Corp. of America Holdings 1 14,700 732,354 12 | OPPENHEIMER MAIN STREET FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES Continued LCA-Vision, Inc. 14,400 $ 336,816 -------------------------------------------------------------------------------------- McKesson Corp. 19,200 604,032 -------------------------------------------------------------------------------------- Medco Health Solutions, Inc. 1 51,281 2,133,290 -------------------------------------------------------------------------------------- PacifiCare Health Systems, Inc. 1 28,000 1,582,560 -------------------------------------------------------------------------------------- Pediatrix Medical Group, Inc. 1 12,300 787,815 -------------------------------------------------------------------------------------- Quest Diagnostics, Inc. 18,900 1,805,895 -------------------------------------------------------------------------------------- Select Medical Corp. 8,200 144,320 -------------------------------------------------------------------------------------- Sierra Health Services, Inc. 1 8,600 473,946 -------------------------------------------------------------------------------------- Sunrise Senior Living, Inc. 1 4,900 227,164 -------------------------------------------------------------------------------------- UnitedHealth Group, Inc. 120,624 10,618,531 -------------------------------------------------------------------------------------- WellChoice, Inc. 1 11,000 587,400 -------------------------------------------------------------------------------------- WellPoint, Inc. 1 43,900 5,048,500 ---------------- 38,230,260 -------------------------------------------------------------------------------------- PHARMACEUTICALS--7.5% Abbott Laboratories 191,500 8,933,475 -------------------------------------------------------------------------------------- Allergan, Inc. 17,400 1,410,618 -------------------------------------------------------------------------------------- Barr Pharmaceuticals, Inc. 1 13,200 601,128 -------------------------------------------------------------------------------------- Bristol-Myers Squibb Co. 389,100 9,968,742 -------------------------------------------------------------------------------------- Eli Lilly & Co. 161,700 9,176,475 -------------------------------------------------------------------------------------- Endo Pharmaceuticals Holdings, Inc. 1 40,400 849,208 -------------------------------------------------------------------------------------- Eon Labs, Inc. 1 15,700 423,900 -------------------------------------------------------------------------------------- Forest Laboratories, Inc. 1 68,100 3,054,966 -------------------------------------------------------------------------------------- Johnson & Johnson 497,506 31,551,831 -------------------------------------------------------------------------------------- Merck & Co., Inc. 483,600 15,542,904 -------------------------------------------------------------------------------------- Pfizer, Inc. 1,406,800 37,828,852 -------------------------------------------------------------------------------------- Schering-Plough Corp. 49,500 1,033,560 ---------------- 120,375,659 -------------------------------------------------------------------------------------- INDUSTRIALS--10.2% -------------------------------------------------------------------------------------- AEROSPACE & DEFENSE--1.7% Boeing Co. 70,500 3,649,785 -------------------------------------------------------------------------------------- General Dynamics Corp. 16,600 1,736,360 -------------------------------------------------------------------------------------- Goodrich Corp. 7,800 254,592 -------------------------------------------------------------------------------------- Honeywell International, Inc. 62,500 2,213,125 -------------------------------------------------------------------------------------- Lockheed Martin Corp. 25,500 1,416,525 -------------------------------------------------------------------------------------- Northrop Grumman Corp. 59,100 3,212,676 -------------------------------------------------------------------------------------- Precision Castparts Corp. 1,000 65,680 -------------------------------------------------------------------------------------- Raytheon Co. 34,600 1,343,518 -------------------------------------------------------------------------------------- Rockwell Collins, Inc. 2,200 86,768 -------------------------------------------------------------------------------------- United Defense Industries, Inc. 1 10,800 510,300 -------------------------------------------------------------------------------------- United Technologies Corp. 130,800 13,518,180 ---------------- 28,007,509 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS--0.5% EGL, Inc. 1 19,500 $ 582,855 -------------------------------------------------------------------------------------- Expeditors International of Washington, Inc. 6,900 385,572 -------------------------------------------------------------------------------------- FedEx Corp. 22,600 2,225,874 -------------------------------------------------------------------------------------- United Parcel Service, Inc., Cl. B 56,100 4,794,306 ---------------- 7,988,607 -------------------------------------------------------------------------------------- AIRLINES--0.2% Alaska Air Group, Inc. 1 11,000 368,390 -------------------------------------------------------------------------------------- AMR Corp. 1 71,700 785,115 -------------------------------------------------------------------------------------- Continental Airlines, Inc., Cl. B 1 35,800 484,732 -------------------------------------------------------------------------------------- Delta Air Lines, Inc. 1 80,200 599,896 -------------------------------------------------------------------------------------- Northwest Airlines Corp., Cl. A 1 21,500 234,995 ---------------- 2,473,128 -------------------------------------------------------------------------------------- BUILDING PRODUCTS--0.2% American Standard Cos., Inc. 1 15,600 644,592 -------------------------------------------------------------------------------------- Masco Corp. 32,300 1,179,919 -------------------------------------------------------------------------------------- USG Corp. 1 16,500 664,455 ---------------- 2,488,966 -------------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--0.6% Brink's Co. (The) 4,100 162,032 -------------------------------------------------------------------------------------- Cendant Corp. 168,200 3,932,516 -------------------------------------------------------------------------------------- Cintas Corp. 15,200 666,672 -------------------------------------------------------------------------------------- Copart, Inc. 1 16,200 426,384 -------------------------------------------------------------------------------------- Corporate Executive Board Co. 4,200 281,148 -------------------------------------------------------------------------------------- Dun & Bradstreet Corp. 1 6,900 411,585 -------------------------------------------------------------------------------------- Equifax, Inc. 17,200 483,320 -------------------------------------------------------------------------------------- Gevity HR, Inc. 2,500 51,400 -------------------------------------------------------------------------------------- ITT Educational Services, Inc. 1 7,400 351,870 -------------------------------------------------------------------------------------- Miller (Herman), Inc. 4,900 135,387 -------------------------------------------------------------------------------------- Pitney Bowes, Inc. 8,500 393,380 -------------------------------------------------------------------------------------- Republic Services, Inc. 15,800 529,932 -------------------------------------------------------------------------------------- Resources Connection, Inc. 1 2,400 130,344 -------------------------------------------------------------------------------------- Robert Half International, Inc. 39,100 1,150,713 -------------------------------------------------------------------------------------- Sotheby's Holdings, Inc., Cl. A 1 8,000 145,280 -------------------------------------------------------------------------------------- Waste Management, Inc. 39,700 1,188,618 ---------------- 10,440,581 -------------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--0.0% Shaw Group, Inc. (The) 1 13,200 235,620 -------------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT--0.4% American Power Conversion Corp. 24,900 532,860 -------------------------------------------------------------------------------------- Cooper Industries Ltd., Cl. A 9,400 638,166 -------------------------------------------------------------------------------------- Emerson Electric Co. 44,800 3,140,480 -------------------------------------------------------------------------------------- Hubbell, Inc., Cl. B 1,500 78,450 13 | OPPENHEIMER MAIN STREET FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT Continued Molex, Inc., Cl. A 20,750 $ 552,988 -------------------------------------------------------------------------------------- Rockwell Automation, Inc. 19,100 946,405 ---------------- 5,889,349 -------------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--5.1% 3M Co. 150,800 12,376,156 -------------------------------------------------------------------------------------- General Electric Co. 1,855,200 67,714,800 -------------------------------------------------------------------------------------- Textron, Inc. 9,900 730,620 -------------------------------------------------------------------------------------- Tyco International Ltd. 23,000 822,020 ---------------- 81,643,596 -------------------------------------------------------------------------------------- MACHINERY--1.2% Briggs & Stratton Corp. 1,600 66,528 -------------------------------------------------------------------------------------- Caterpillar, Inc. 33,100 3,227,581 -------------------------------------------------------------------------------------- Cummins, Inc. 12,500 1,047,375 -------------------------------------------------------------------------------------- Danaher Corp. 14,100 809,481 -------------------------------------------------------------------------------------- Deere & Co. 36,000 2,678,400 -------------------------------------------------------------------------------------- Dover Corp. 13,400 561,996 -------------------------------------------------------------------------------------- Illinois Tool Works, Inc. 35,400 3,280,872 -------------------------------------------------------------------------------------- Ingersoll-Rand Co., Cl. A 25,800 2,071,740 -------------------------------------------------------------------------------------- Mueller Industries, Inc. 6,000 193,200 -------------------------------------------------------------------------------------- Navistar International Corp. 1 18,200 800,436 -------------------------------------------------------------------------------------- Paccar, Inc. 23,050 1,855,064 -------------------------------------------------------------------------------------- Pall Corp. 16,900 489,255 -------------------------------------------------------------------------------------- Parker-Hannifin Corp. 10,300 780,122 -------------------------------------------------------------------------------------- SPX Corp. 33,500 1,342,010 -------------------------------------------------------------------------------------- Terex Corp. 1 3,000 142,950 -------------------------------------------------------------------------------------- Toro Co. (The) 5,600 455,560 -------------------------------------------------------------------------------------- Wabash National Corp. 1 9,100 245,063 ---------------- 20,047,633 -------------------------------------------------------------------------------------- ROAD & RAIL--0.2% Burlington Northern Santa Fe Corp. 8,800 416,328 -------------------------------------------------------------------------------------- CNF Transportation, Inc. 18,000 901,800 -------------------------------------------------------------------------------------- CSX Corp. 5,900 236,472 -------------------------------------------------------------------------------------- Genesee & Wyoming, Inc., Cl. A 1 1,100 30,943 -------------------------------------------------------------------------------------- Hunt (J.B.) Transport Services, Inc. 19,600 879,060 -------------------------------------------------------------------------------------- Norfolk Southern Corp. 8,300 300,377 -------------------------------------------------------------------------------------- Ryder Systems, Inc. 17,000 812,090 -------------------------------------------------------------------------------------- Swift Transportation Co., Inc. 1 23,400 502,632 ---------------- 4,079,702 -------------------------------------------------------------------------------------- TRADING COMPANIES & DISTRIBUTORS--0.1% W.W. Grainger, Inc. 13,000 866,060 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--18.9% -------------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--3.4% ADTRAN, Inc. 24,000 $ 459,360 -------------------------------------------------------------------------------------- Avaya, Inc. 1 98,300 1,690,760 -------------------------------------------------------------------------------------- Brocade Communications Systems, Inc. 1 70,700 540,148 -------------------------------------------------------------------------------------- Ciena Corp. 1 147,100 491,314 -------------------------------------------------------------------------------------- Cisco Systems, Inc. 1 1,260,300 24,323,790 -------------------------------------------------------------------------------------- CommScope, Inc. 1 5,000 94,500 -------------------------------------------------------------------------------------- Comverse Technology, Inc. 1 60,000 1,467,000 -------------------------------------------------------------------------------------- Ditech Communications Corp. 1 3,300 49,335 -------------------------------------------------------------------------------------- Extreme Networks, Inc. 1 26,900 176,195 -------------------------------------------------------------------------------------- Harris Corp. 6,100 376,919 -------------------------------------------------------------------------------------- Juniper Networks, Inc. 1 144,300 3,923,517 -------------------------------------------------------------------------------------- Lucent Technologies, Inc. 1 649,300 2,441,368 -------------------------------------------------------------------------------------- Motorola, Inc. 258,700 4,449,640 -------------------------------------------------------------------------------------- Polycom, Inc. 1 12,200 284,504 -------------------------------------------------------------------------------------- QUALCOMM, Inc. 292,600 12,406,240 -------------------------------------------------------------------------------------- Scientific-Atlanta, Inc. 38,000 1,254,380 -------------------------------------------------------------------------------------- Sonus Networks, Inc. 1 20,100 115,173 -------------------------------------------------------------------------------------- Tellabs, Inc. 1 32,400 278,316 ---------------- 54,822,459 -------------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--4.8% Apple Computer, Inc. 1 27,400 1,764,560 -------------------------------------------------------------------------------------- Avid Technology, Inc. 1 3,500 216,125 -------------------------------------------------------------------------------------- Dell, Inc. 1 523,200 22,047,648 -------------------------------------------------------------------------------------- Electronics for Imaging, Inc. 1 6,300 109,683 -------------------------------------------------------------------------------------- Hewlett-Packard Co. 741,000 15,538,770 -------------------------------------------------------------------------------------- International Business Machines Corp. 295,500 29,130,390 -------------------------------------------------------------------------------------- Lexmark International, Inc., Cl. A 1 32,600 2,771,000 -------------------------------------------------------------------------------------- Maxtor Corp. 1 71,600 379,480 -------------------------------------------------------------------------------------- NCR Corp. 1 17,800 1,232,294 -------------------------------------------------------------------------------------- Storage Technology Corp. 1 30,600 967,266 -------------------------------------------------------------------------------------- Sun Microsystems, Inc. 1 656,900 3,534,122 -------------------------------------------------------------------------------------- Western Digital Corp. 1 33,500 363,140 ---------------- 78,054,478 -------------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6% Agilent Technologies, Inc. 1 100,000 2,410,000 -------------------------------------------------------------------------------------- Amphenol Corp., Cl. A 1 31,500 1,157,310 -------------------------------------------------------------------------------------- Arrow Electronics, Inc. 1 1,600 38,880 -------------------------------------------------------------------------------------- CDW Corp. 9,200 610,420 -------------------------------------------------------------------------------------- Cognex Corp. 5,400 150,660 -------------------------------------------------------------------------------------- Diebold, Inc. 900 50,157 -------------------------------------------------------------------------------------- Dionex Corp. 1 1,100 62,337 14 | OPPENHEIMER MAIN STREET FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS Continued Electro Scientific Industries, Inc. 1 800 $ 15,808 -------------------------------------------------------------------------------------- Ingram Micro, Inc., Cl. A 1 37,600 782,080 -------------------------------------------------------------------------------------- Jabil Circuit, Inc. 1 39,500 1,010,410 -------------------------------------------------------------------------------------- Littlefuse, Inc. 1 3,000 102,480 -------------------------------------------------------------------------------------- Molex, Inc. 23,600 708,000 -------------------------------------------------------------------------------------- MTS Systems Corp. 1,100 37,191 -------------------------------------------------------------------------------------- Sanmina-SCI Corp. 1 104,700 886,809 -------------------------------------------------------------------------------------- Symbol Technologies, Inc. 5,500 95,150 -------------------------------------------------------------------------------------- Tech Data Corp. 1 19,700 894,380 -------------------------------------------------------------------------------------- Trimble Navigation Ltd. 1 6,800 224,672 -------------------------------------------------------------------------------------- UNOVA, Inc. 1 3,400 85,986 ---------------- 9,322,730 -------------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.6% DoubleClick, Inc. 1 25,200 196,056 --------------------------------------------------------------------------------------' EarthLink, Inc. 1 50,500 581,760 -------------------------------------------------------------------------------------- InfoSpace, Inc. 1 13,600 646,680 -------------------------------------------------------------------------------------- Internet Security Systems, Inc. 1 22,000 511,500 -------------------------------------------------------------------------------------- MicroStrategy, Inc., Cl. A 1 4,500 271,125 -------------------------------------------------------------------------------------- Openwave Systems, Inc. 1 10,700 165,422 -------------------------------------------------------------------------------------- United Online, Inc. 1 40,100 462,353 -------------------------------------------------------------------------------------- ValueClick, Inc. 1 21,400 285,262 -------------------------------------------------------------------------------------- VeriSign, Inc. 1 16,300 546,376 -------------------------------------------------------------------------------------- WebEx Communications, Inc. 1 3,700 87,986 -------------------------------------------------------------------------------------- Websense, Inc. 1 11,300 573,136 -------------------------------------------------------------------------------------- Yahoo!, Inc. 1 141,800 5,343,024 ---------------- 9,670,680 -------------------------------------------------------------------------------------- IT SERVICES--0.9% Acxiom Corp. 24,600 646,980 -------------------------------------------------------------------------------------- Affiliated Computer Services, Inc., Cl. A 1 30,600 1,841,814 -------------------------------------------------------------------------------------- Automatic Data Processing, Inc. 88,300 3,916,105 -------------------------------------------------------------------------------------- BISYS Group, Inc. (The) 1 1,500 24,675 -------------------------------------------------------------------------------------- CheckFree Corp. 1 34,200 1,302,336 -------------------------------------------------------------------------------------- Computer Sciences Corp. 1 40,500 2,282,985 -------------------------------------------------------------------------------------- Convergys Corp. 1 26,700 400,233 -------------------------------------------------------------------------------------- CSG Systems International, Inc. 1 1,300 24,310 -------------------------------------------------------------------------------------- Electronic Data Systems Corp. 79,000 1,824,900 -------------------------------------------------------------------------------------- First Data Corp. 50,200 2,135,508 -------------------------------------------------------------------------------------- Sabre Holdings Corp. 41,200 912,992 ---------------- 15,312,838 -------------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.8% Advanced Micro Devices, Inc. 1 82,900 1,825,458 -------------------------------------------------------------------------------------- Agere Systems, Inc., Cl. A 1 160,300 219,611 -------------------------------------------------------------------------------------- Altera Corp. 1 62,200 1,287,540 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued Analog Devices, Inc. 88,800 $ 3,278,496 -------------------------------------------------------------------------------------- Applied Materials, Inc. 1 255,100 4,362,210 -------------------------------------------------------------------------------------- Applied Micro Circuits Corp. 1 80,800 340,168 -------------------------------------------------------------------------------------- Atmel Corp. 1 286,900 1,124,648 -------------------------------------------------------------------------------------- Broadcom Corp., Cl. A 1 7,500 242,100 -------------------------------------------------------------------------------------- Cabot Microelectronics Corp. 1 13,700 548,685 -------------------------------------------------------------------------------------- Cree, Inc. 1 35,300 1,414,824 -------------------------------------------------------------------------------------- Cymer, Inc. 1 4,900 144,746 -------------------------------------------------------------------------------------- Freescale Semiconductor, Inc., Cl. A 1 35,800 637,956 -------------------------------------------------------------------------------------- Freescale Semiconductor, Inc., Cl. B 1 28,343 520,377 -------------------------------------------------------------------------------------- Integrated Circuit Systems, Inc. 1 1,100 23,012 -------------------------------------------------------------------------------------- Integrated Device Technology, Inc. 1 25,600 295,936 -------------------------------------------------------------------------------------- Intel Corp. 1,132,100 26,479,819 -------------------------------------------------------------------------------------- International Rectifier Corp. 1 500 22,285 -------------------------------------------------------------------------------------- Intersil Corp., Cl. A 54,700 915,678 -------------------------------------------------------------------------------------- KLA-Tencor Corp. 1 19,800 922,284 -------------------------------------------------------------------------------------- Lam Research Corp. 1 34,700 1,003,177 -------------------------------------------------------------------------------------- Linear Technology Corp. 83,800 3,248,088 -------------------------------------------------------------------------------------- LSI Logic Corp. 1 83,400 457,032 -------------------------------------------------------------------------------------- Maxim Integrated Products, Inc. 37,100 1,572,669 -------------------------------------------------------------------------------------- Micrel, Inc. 1 15,100 166,402 -------------------------------------------------------------------------------------- Microchip Technology, Inc. 34,100 909,106 -------------------------------------------------------------------------------------- Micron Technology, Inc. 1 150,700 1,861,145 -------------------------------------------------------------------------------------- National Semiconductor Corp. 1 95,600 1,716,020 -------------------------------------------------------------------------------------- PMC-Sierra, Inc. 1 3,200 36,000 -------------------------------------------------------------------------------------- Rambus, Inc. 1 19,100 439,300 -------------------------------------------------------------------------------------- Semtech Corp. 1 18,600 406,782 -------------------------------------------------------------------------------------- Silicon Image, Inc. 1 15,100 248,546 -------------------------------------------------------------------------------------- Teradyne, Inc. 1 12,800 218,496 -------------------------------------------------------------------------------------- Texas Instruments, Inc. 165,900 4,084,458 -------------------------------------------------------------------------------------- Xilinx, Inc. 15,400 456,610 ---------------- 61,429,664 -------------------------------------------------------------------------------------- SOFTWARE--4.8% Activision, Inc. 1 29,000 585,220 -------------------------------------------------------------------------------------- Adobe Systems, Inc. 19,800 1,242,252 -------------------------------------------------------------------------------------- Amdocs Ltd. 1 22,200 582,750 -------------------------------------------------------------------------------------- Autodesk, Inc. 40,400 1,533,180 -------------------------------------------------------------------------------------- BEA Systems, Inc. 1 51,500 456,290 -------------------------------------------------------------------------------------- BMC Software, Inc. 1 48,200 896,520 -------------------------------------------------------------------------------------- Computer Associates International, Inc. 38,900 1,208,234 -------------------------------------------------------------------------------------- Compuware Corp. 1 6,500 42,055 -------------------------------------------------------------------------------------- Electronic Arts, Inc. 1 32,600 2,010,768 -------------------------------------------------------------------------------------- FactSet Research Systems, Inc. 4,300 251,292 -------------------------------------------------------------------------------------- Fair Isaac Corp. 12,900 473,172 15 | OPPENHEIMER MAIN STREET FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- SOFTWARE Continued FileNet Corp. 1 8,700 $ 224,112 -------------------------------------------------------------------------------------- Macrovision Corp. 1 7,600 195,472 -------------------------------------------------------------------------------------- McAfee, Inc. 1 39,300 1,136,949 -------------------------------------------------------------------------------------- MICROS Systems, Inc. 1 1,300 101,478 -------------------------------------------------------------------------------------- Microsoft Corp. 1,803,700 48,176,827 -------------------------------------------------------------------------------------- Oracle Corp. 1 858,100 11,773,132 -------------------------------------------------------------------------------------- Quest Software, Inc. 1 2,400 38,280 -------------------------------------------------------------------------------------- RSA Security, Inc. 1 27,000 541,620 -------------------------------------------------------------------------------------- Siebel Systems, Inc. 1 61,700 647,850 -------------------------------------------------------------------------------------- Sybase, Inc. 1 57,600 1,149,120 -------------------------------------------------------------------------------------- Synopsys, Inc. 1 30,900 606,258 -------------------------------------------------------------------------------------- Take-Two Interactive Software, Inc. 1 14,700 511,413 -------------------------------------------------------------------------------------- THQ, Inc. 1 22,500 516,150 -------------------------------------------------------------------------------------- TIBCO Software, Inc. 1 75,800 1,011,172 -------------------------------------------------------------------------------------- Veritas Software Corp. 1 36,800 1,050,640 ---------------- 76,962,206 -------------------------------------------------------------------------------------- MATERIALS--2.6% -------------------------------------------------------------------------------------- CHEMICALS--1.1% Cabot Corp. 5,400 208,872 -------------------------------------------------------------------------------------- Dow Chemical Co. 38,200 1,891,282 -------------------------------------------------------------------------------------- E.I. DuPont de Nemours & Co. 107,300 5,263,065 -------------------------------------------------------------------------------------- Eastman Chemical Co. 14,500 837,085 -------------------------------------------------------------------------------------- Engelhard Corp. 13,400 410,978 -------------------------------------------------------------------------------------- FMC Corp. 1 7,300 352,590 -------------------------------------------------------------------------------------- Georgia Gulf Corp. 17,600 876,480 -------------------------------------------------------------------------------------- Lyondell Chemical Co. 30,300 876,276 -------------------------------------------------------------------------------------- Monsanto Co. 77,500 4,305,125 -------------------------------------------------------------------------------------- OM Group, Inc. 1 12,700 411,734 -------------------------------------------------------------------------------------- PPG Industries, Inc. 12,000 817,920 -------------------------------------------------------------------------------------- Praxair, Inc. 9,100 401,765 -------------------------------------------------------------------------------------- Rohm & Haas Co. 18,300 809,409 -------------------------------------------------------------------------------------- Scotts Co. (The), Cl. A 1 3,800 279,376 -------------------------------------------------------------------------------------- W.R. Grace & Co. 1 25,000 340,250 ---------------- 18,082,207 -------------------------------------------------------------------------------------- CONSTRUCTION MATERIALS--0.1% Eagle Materials, Inc., Cl. B 7,543 635,875 -------------------------------------------------------------------------------------- Florida Rock Industries, Inc. 1,900 113,107 -------------------------------------------------------------------------------------- Texas Industries, Inc. 3,400 212,092 -------------------------------------------------------------------------------------- Vulcan Materials Co. 8,000 436,880 ---------------- 1,397,954 -------------------------------------------------------------------------------------- CONTAINERS & PACKAGING--0.1% Ball Corp. 3,800 167,124 -------------------------------------------------------------------------------------- Bemis Co., Inc. 2,300 66,907 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- CONTAINERS & PACKAGING Continued Crown Holdings, Inc. 1 25,100 $ 344,874 -------------------------------------------------------------------------------------- Owens-Illinois, Inc. 1 37,000 838,050 -------------------------------------------------------------------------------------- Smurfit-Stone Container Corp. 14,300 267,124 ---------------- 1,684,079 -------------------------------------------------------------------------------------- METALS & MINING--0.8% AK Steel Holding Corp. 1 31,300 452,911 -------------------------------------------------------------------------------------- Alcoa, Inc. 140,800 4,423,936 -------------------------------------------------------------------------------------- Carpenter Technology Corp. 3,900 227,994 -------------------------------------------------------------------------------------- Cleveland-Cliffs, Inc. 5,500 571,230 -------------------------------------------------------------------------------------- Inco Ltd. 1 5,600 205,968 -------------------------------------------------------------------------------------- Massey Energy Co. 24,800 866,760 -------------------------------------------------------------------------------------- Nucor Corp. 17,600 921,184 -------------------------------------------------------------------------------------- Phelps Dodge Corp. 26,400 2,611,488 -------------------------------------------------------------------------------------- Schnitzer Steel Industries, Inc. 4,700 159,471 -------------------------------------------------------------------------------------- Southern Peru Copper Corp. 5,800 273,818 -------------------------------------------------------------------------------------- Steel Dynamics, Inc. 6,600 250,008 -------------------------------------------------------------------------------------- United States Steel Corp. 33,000 1,691,250 -------------------------------------------------------------------------------------- Worthington Industries, Inc. 14,800 289,784 ---------------- 12,945,802 -------------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.5% Georgia-Pacific Corp. 76,600 2,870,968 -------------------------------------------------------------------------------------- International Paper Co. 13,900 583,800 -------------------------------------------------------------------------------------- Louisiana-Pacific Corp. 52,500 1,403,850 -------------------------------------------------------------------------------------- MeadWestvaco Corp. 53,100 1,799,559 -------------------------------------------------------------------------------------- Neenah Paper, Inc. 1 2,036 66,374 -------------------------------------------------------------------------------------- Potlatch Corp. 10,500 531,090 -------------------------------------------------------------------------------------- Weyerhaeuser Co. 1,400 94,108 ---------------- 7,349,749 -------------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--3.8% -------------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--3.4% Alltel Corp. 20,100 1,181,076 ------------------------------------------------------------------------------------- BellSouth Corp. 326,400 9,070,656 ------------------------------------------------------------------------------------- CenturyTel, Inc. 31,000 1,099,570 ------------------------------------------------------------------------------------- Citizens Communications Co. 115,400 1,591,366 ------------------------------------------------------------------------------------- Qwest Communications International, Inc. 1 25,200 111,888 ------------------------------------------------------------------------------------- SBC Communications, Inc. 775,500 19,984,635 ------------------------------------------------------------------------------------- Sprint Corp. 44,700 1,110,795 ------------------------------------------------------------------------------------- Verizon Communications, Inc. 500,456 20,273,473 --------------- 54,423,459 ------------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--0.4% Alamosa Holdings, Inc. 1 23,700 295,539 ------------------------------------------------------------------------------------- AT&T Corp. 46,400 884,384 16 | OPPENHEIMER MAIN STREET FUND/VA VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES Continued Nextel Communications, Inc., Cl. A 1 185,700 $ 5,571,000 -------------------------------------------------------------------------------------- Telephone & Data Systems, Inc. 3,500 269,325 ---------------- 7,020,248 -------------------------------------------------------------------------------------- UTILITIES--0.4% -------------------------------------------------------------------------------------- ELECTRIC UTILITIES--0.4% American Electric Power Co., Inc. 59,300 2,036,362 -------------------------------------------------------------------------------------- Calpine Corp. 1 69,033 271,990 -------------------------------------------------------------------------------------- CMS Energy Corp. 1 29,900 312,455 -------------------------------------------------------------------------------------- Constellation Energy Group, Inc. 200 8,742 -------------------------------------------------------------------------------------- Edison International, Inc. 27,000 864,810 -------------------------------------------------------------------------------------- Exelon Corp. 18,448 813,003 -------------------------------------------------------------------------------------- FPL Group, Inc. 10,500 784,875 -------------------------------------------------------------------------------------- PG&E Corp. 1 23,500 782,080 -------------------------------------------------------------------------------------- Progress Energy, Inc. 1,2 32,000 4,320 -------------------------------------------------------------------------------------- Wisconsin Energy Corp. 3,800 128,098 ---------------- 6,006,735 -------------------------------------------------------------------------------------- GAS UTILITIES--0.0% ONEOK, Inc. 6,500 184,728 ---------------- Total Common Stocks (Cost $1,371,019,607) 1,592,279,234 -------------------------------------------------------------------------------------- PREFERRED STOCKS--0.0% -------------------------------------------------------------------------------------- Wachovia Corp., Dividend Equalization Preferred Shares 1,2 (Cost $0) 6,000 6 UNITS -------------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.0% -------------------------------------------------------------------------------------- Dime Bancorp, Inc. Wts., Exp. 1/2/10 1 31,900 6,061 -------------------------------------------------------------------------------------- Lucent Technologies, Inc. Wts., Exp. 12/10/07 1 4,837 7,642 ---------------- Total Rights, Warrants and Certificates (Cost $0) 13,703 PRINCIPAL AMOUNT -------------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--1.1% -------------------------------------------------------------------------------------- Undivided interest of 1.24% in joint repurchase agreement (Principal Amount/ Value $1,443,703,000, with a maturity value of $1,443,962,867) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $17,894,220 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a value of $1,474,609,071 (Cost $17,891,000) $ 17,891,000 17,891,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS Continued -------------------------------------------------------------------------------------- Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $1,388,910,607) $ 1,610,183,943 -------------------------------------------------------------------------------------- INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--5.2% -------------------------------------------------------------------------------------- ASSET-BACKED FLOATING SECURITY--0.1% Money Market Trust, Series A-2, 2.478% Nts., 1/18/05 3 1,000,000 1,000,000 -------------------------------------------------------------------------------------- FUNDING AGREEMENT/GIC--0.1% Allstate Life Insurance Co., 2.47%, 1/3/05 3 1,000,000 1,000,000 -------------------------------------------------------------------------------------- MASTER FLOATING NOTES--0.2% Bear Stearns, 2.493%, 1/3/05 3 3,500,000 3,500,000 -------------------------------------------------------------------------------------- REPURCHASE AGREEMENT--4.7% Undivided interest of 2.75% in joint repurchase agreement (Principal Amount/Value $2,800,000,000, with a maturity value of $2,800,550,669) with Nomura Securities, 2.36%, dated 12/31/04, to be repurchased at $76,906,710 on 1/3/05, collateralized by U.S. Government Mortgage Agencies, 2.58%-7.50%, 1/15/08-10/15/44, with a value of $2,908,566,289 3 76,891,588 76,891,588 -------------------------------------------------------------------------------------- YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.1% Natexis Banque, NY, 2.193% Deposit Nts., 1/3/05 3 1,999,200 1,999,200 ---------------- Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $84,390,788) 84,390,788 -------------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $1,473,301,395) 105.1% 1,694,574,731 -------------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (5.1) (82,781,880) ------------------------------- NET ASSETS 100.0% $ 1,611,792,851 =============================== FOOTNOTES TO STATEMENT OF INVESTMENTS 1. Non-income producing security. 2. Illiquid security. The aggregate value of illiquid securities as of December 31, 2004 was $4,326, which represents less than 0.05% of the Fund's net assets. See Note 6 of Notes to Financial Statements. 3. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial Statements. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 17 | OPPENHEIMER MAIN STREET FUND/VA STATEMENT OF ASSETS AND LIABILITIES December 31, 2004 -------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------- ASSETS -------------------------------------------------------------------------------------------------- Investments, at value (including securities loaned of $82,656,230) (cost $1,473,301,395)--see accompanying statement of investments $ 1,694,574,731 -------------------------------------------------------------------------------------------------- Cash 277,531 -------------------------------------------------------------------------------------------------- Receivables and other assets: Investments sold 20,004,857 Interest and dividends 2,057,773 Shares of beneficial interest sold 1,273,039 Other 14,112 ---------------- Total assets 1,718,202,043 -------------------------------------------------------------------------------------------------- LIABILITIES -------------------------------------------------------------------------------------------------- Return of collateral for securities loaned 84,390,788 -------------------------------------------------------------------------------------------------- Payables and other liabilities: Investments purchased 20,683,436 Shares of beneficial interest redeemed 985,903 Distribution and service plan fees 236,965 Shareholder communications 45,245 Trustees' compensation 21,290 Transfer and shareholder servicing agent fees 1,748 Other 43,817 ---------------- Total liabilities 106,409,192 -------------------------------------------------------------------------------------------------- NET ASSETS $ 1,611,792,851 ================ -------------------------------------------------------------------------------------------------- COMPOSITION OF NET ASSETS -------------------------------------------------------------------------------------------------- Par value of shares of beneficial interest $ 77,460 -------------------------------------------------------------------------------------------------- Additional paid-in capital 1,596,214,582 -------------------------------------------------------------------------------------------------- Accumulated net investment income 20,719,203 -------------------------------------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (226,491,822) -------------------------------------------------------------------------------------------------- Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 221,273,428 ---------------- NET ASSETS $ 1,611,792,851 ================ -------------------------------------------------------------------------------------------------- NET ASSET VALUE PER SHARE -------------------------------------------------------------------------------------------------- Non-Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $1,238,947,749 and 59,452,782 shares of beneficial interest outstanding) $ 20.84 -------------------------------------------------------------------------------------------------- Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $372,845,102 and 18,007,790 shares of beneficial interest outstanding) $ 20.70 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 18 | OPPENHEIMER MAIN STREET FUND/VA STATEMENT OF OPERATIONS For the Year Ended December 31, 2004 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------- INVESTMENT INCOME ---------------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $14,482) $ 30,469,815 ---------------------------------------------------------------------------------------- Interest 345,218 ---------------------------------------------------------------------------------------- Portfolio lending fees 146,383 -------------- Total investment income 30,961,416 ---------------------------------------------------------------------------------------- EXPENSES ---------------------------------------------------------------------------------------- Management fees 9,708,725 ---------------------------------------------------------------------------------------- Distribution and service plan fees--Service shares 655,239 ---------------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Non-Service shares 10,185 Service shares 10,053 ---------------------------------------------------------------------------------------- Shareholder communications: Non-Service shares 61,504 Service shares 13,518 ---------------------------------------------------------------------------------------- Trustees' compensation 29,093 ---------------------------------------------------------------------------------------- Custodian fees and expenses 25,878 ---------------------------------------------------------------------------------------- Other 96,421 -------------- Total expenses 10,610,616 Less reduction to custodian expenses (6,829) -------------- Net expenses 10,603,787 ---------------------------------------------------------------------------------------- NET INVESTMENT INCOME 20,357,629 ---------------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) ---------------------------------------------------------------------------------------- Net realized gain on: Investments 110,334,595 Foreign currency transactions 448,102 Net increase from payment by affiliate 416,623 -------------- Net realized gain 111,199,320 ----------------------------------------------------------------------------------------- Net change in unrealized appreciation on: Investments 4,876,244 Translation of assets and liabilities denominated in foreign currencies (258,242) -------------- Net change in unrealized appreciation 4,618,002 ---------------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 136,174,951 ============== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER MAIN STREET FUND/VA STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- YEAR ENDED DECEMBER 31, 2004 2003 -------------------------------------------------------------------------------------------------------------- OPERATIONS -------------------------------------------------------------------------------------------------------------- Net investment income $ 20,357,629 $ 11,837,805 -------------------------------------------------------------------------------------------------------------- Net realized gain (loss) 111,199,320 (28,749,982) -------------------------------------------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) 4,618,002 288,279,862 ---------------------------------- Net increase in net assets resulting from operations 136,174,951 271,367,685 -------------------------------------------------------------------------------------------------------------- DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS -------------------------------------------------------------------------------------------------------------- Dividends from net investment income: Non-Service shares (10,373,133) (9,176,729) Service shares (1,403,577) (594,874) -------------------------------------------------------------------------------------------------------------- BENEFICIAL INTEREST TRANSACTIONS -------------------------------------------------------------------------------------------------------------- Net increase (decrease) in net assets resulting from beneficial interest transactions: Non-Service shares (73,484,963) 88,259,594 Service shares 179,202,879 89,152,120 -------------------------------------------------------------------------------------------------------------- NET ASSETS -------------------------------------------------------------------------------------------------------------- Total increase 230,116,157 439,007,796 -------------------------------------------------------------------------------------------------------------- Beginning of period 1,381,676,694 942,668,898 ---------------------------------- End of period (including accumulated net investment income of $20,719,203 and $11,726,476, respectively) $ 1,611,792,851 $ 1,381,676,694 ================================== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 | OPPENHEIMER MAIN STREET FUND/VA FINIANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- NON-SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 ------------------------------------------------------------------------------------------------------------------------------ PER SHARE OPERATING DATA ------------------------------------------------------------------------------------------------------------------------------ Net asset value, beginning of period $ 19.20 $ 15.32 $ 18.99 $ 21.26 $ 24.63 ------------------------------------------------------------------------------------------------------------------------------ Income (loss) from investment operations: Net investment income .27 1 .18 .16 .13 .10 Net realized and unrealized gain (loss) 1.53 3.86 (3.70) (2.29) (2.14) ---------------------------------------------------------------------------- Total from investment operations 1.80 4.04 (3.54) (2.16) (2.04) ------------------------------------------------------------------------------------------------------------------------------ Dividends and/or distributions to shareholders: Dividends from net investment income (.16) (.16) (.13) (.11) (.09) Distributions from net realized gain -- -- -- -- (1.24) ---------------------------------------------------------------------------- Total dividends and/or distributions to shareholders (.16) (.16) (.13) (.11) (1.33) ------------------------------------------------------------------------------------------------------------------------------ Net asset value, end of period $ 20.84 $ 19.20 $ 15.32 $ 18.99 $ 21.26 ============================================================================ ------------------------------------------------------------------------------------------------------------------------------ TOTAL RETURN, AT NET ASSET VALUE 2 9.46% 26.72% (18.80)% (10.16)% (8.78)% ------------------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------------------ RATIOS/SUPPLEMENTAL DATA ------------------------------------------------------------------------------------------------------------------------------ Net assets, end of period (in thousands) $ 1,238,948 $ 1,214,960 $ 890,740 $ 1,074,945 $ 1,009,823 ------------------------------------------------------------------------------------------------------------------------------ Average net assets (in thousands) $ 1,216,081 $ 1,003,396 $ 999,275 $ 1,028,913 $ 809,662 ------------------------------------------------------------------------------------------------------------------------------ Ratios to average net assets: 3 Net investment income 1.39% 1.10% 0.94% 0.73% 0.69% Total expenses 0.67% 4 0.70% 4 0.69% 4 0.73% 4 0.73% ------------------------------------------------------------------------------------------------------------------------------ Portfolio turnover rate 82% 85% 98% 69% 63% 1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 21 | OPPENHEIMER MAIN STREET FUND/VA FINIANCIAL HIGHLIGHTS continued -------------------------------------------------------------------------------- SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2001 1 ------------------------------------------------------------------------------------------------------------------ PER SHARE OPERATING DATA ------------------------------------------------------------------------------------------------------------------ Net asset value, beginning of period $ 19.10 $ 15.26 $ 18.95 $ 21.24 $ 24.04 ------------------------------------------------------------------------------------------------------------------ Income (loss) from investment operations: Net investment income .25 2 .14 .13 .14 .02 Net realized and unrealized gain (loss) 1.49 3.85 (3.70) (2.32) (2.82) ---------------------------------------------------------------- Total investment operations 1.74 3.99 (3.57) (2.18) (2.80) ------------------------------------------------------------------------------------------------------------------ Dividends and/or distributions to shareholders: Dividends from net investment income (.14) (.15) (.12) (.11) -- Distributions from net realized gain -- -- -- -- -- ---------------------------------------------------------------- Total dividends and/or distributions to shareholders (.14) (.15) (.12) (.11) -- ------------------------------------------------------------------------------------------------------------------ Net asset value, end of period $ 20.70 $ 19.10 $ 15.26 $ 18.95 $ 21.24 ================================================================ ------------------------------------------------------------------------------------------------------------------ TOTAL RETURN, AT NET ASSET VALUE 3 9.15% 26.44% (18.99)% (10.27)% (11.61)% ------------------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------------------ RATIOS/SUPPLEMENTAL DATA ------------------------------------------------------------------------------------------------------------------ Net assets, end of period (in thousands) $ 372,845 $ 166,717 $ 51,929 $ 21,545 $ 1,698 ------------------------------------------------------------------------------------------------------------------ Average net assets (in thousands) $ 262,660 $ 98,210 $ 34,604 $ 10,306 $ 543 ------------------------------------------------------------------------------------------------------------------ Ratios to average net assets: 4 Net investment income 1.30% 0.83% 0.87% 0.66% 0.50% Total expenses 0.92% 5 0.96% 5 0.84% 5 0.88% 5 0.88% ------------------------------------------------------------------------------------------------------------------ Portfolio turnover rate 82% 85% 98% 69% 63% 1. For the period from July 13, 2000 (inception of offering) to December 31, 2000. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 22 | OPPENHEIMER MAIN STREET FUND/VA NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer Main Street Fund/VA (the Fund), is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. 23 | OPPENHEIMER MAIN STREET FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES -------------------------------------------------------------------------- $ 20,674,279 $ -- $ 210,806,406 $ 205,708,485 1. As of December 31, 2004, the Fund had $208,785,635 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING ------------------------ 2009 $ 55,468,376 2010 126,747,906 2011 26,569,353 ------------- Total $ 208,785,635 ============= 2. As of December 31, 2004, the Fund had $2,020,771 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013. 3. During the fiscal year ended December 31, 2004, the Fund utilized $114,232,007 of capital loss carryforward to offset capital gains realized in that fiscal year. 4. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications. INCREASE TO INCREASE TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS -------------------------------- $ 411,808 $ 411,808 24 | OPPENHEIMER MAIN STREET FUND/VA The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows: YEAR ENDED YEAR ENDED DECEMBER 31, 2004 DECEMBER 31, 2003 ---------------------------------------------------------------- Distributions paid from: Ordinary income $ 11,776,710 $ 9,771,603 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 1,488,866,338 ================ Gross unrealized appreciation $ 229,577,710 Gross unrealized depreciation (23,869,225) ---------------- Net unrealized appreciation $ 205,708,485 ================ -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 25 | OPPENHEIMER MAIN STREET FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED DECEMBER 31, 2004 YEAR ENDED DECEMBER 31, 2003 SHARES AMOUNT SHARES AMOUNT -------------------------------------------------------------------------------------------------------- NON-SERVICE SHARES Sold 11,955,294 $ 233,322,256 19,380,163 $ 327,567,787 Dividends and/or distributions reinvested 536,356 10,373,133 639,048 9,176,729 Redeemed (16,312,427) (317,180,352) (14,871,791) (248,484,922) ------------------------------------------------------------ Net increase (decrease) (3,820,777) $ (73,484,963) 5,147,420 $ 88,259,594 ============================================================ --------------------------------------------------------------------------------------------------------- SERVICE SHARES Sold 10,163,617 $ 196,313,963 5,793,833 $ 97,063,016 Dividends and/or distributions reinvested 72,875 1,403,577 41,628 594,874 Redeemed (955,303) (18,514,661) (511,472) (8,505,770) ------------------------------------------------------------ Net increase 9,281,189 $ 179,202,879 5,323,989 $ 89,152,120 ============================================================ -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $1,305,020,608 and $1,185,897,130, respectively. -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. -------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. -------------------------------------------------------------------------------- TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $20,156 to OFS for services to the Fund. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. 26 | OPPENHEIMER MAIN STREET FUND/VA -------------------------------------------------------------------------------- PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $416,623, an amount equivalent to certain of such commissions incurred in prior years. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. As of December 31, 2004, the Fund had no outstanding foreign currency contracts. -------------------------------------------------------------------------------- 6. ILLIQUID SECURITIES As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. -------------------------------------------------------------------------------- 7. SECURITIES LENDING The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $82,656,230. Cash of $84,390,788 was received as collateral for the loans, all of which was invested in approved instruments. 27 | OPPENHEIMER MAIN STREET FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 8. LITIGATION A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER HIGH INCOME FUND/VA: We have audited the accompanying statement of assets and liabilities of Oppenheimer High Income Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer High Income Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Denver, Colorado February 11, 2005 STATEMENT OF INVESTMENTS December 31, 2004 -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ASSET-BACKED SECURITIES--0.3% -------------------------------------------------------------------------------- Consumer Credit Reference Index Securities Program, Credit Card Asset-Backed Certificates, Series 2002-B, Cl. FX, 10.421%, 3/22/07 1 $ 500,000 $ 514,941 -------------------------------------------------------------------------------- Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10 1 1,500,000 1,470,000 ------------- Total Asset-Backed Securities (Cost $1,997,606) 1,984,941 -------------------------------------------------------------------------------- MORTGAGE-BACKED OBLIGATIONS--0.1% -------------------------------------------------------------------------------- First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. D, 7.863%, 4/29/39 1,2 300,000 305,672 -------------------------------------------------------------------------------- Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-Through Certificates, Series 1996-B, Cl. 1, 4.357%, 4/25/26 1,2 21,630 19,967 ------------- Total Mortgage-Backed Obligations (Cost $297,992) 325,639 -------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--77.9% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--23.0% -------------------------------------------------------------------------------- AUTO COMPONENTS--2.5% ArvinMeritor, Inc., 8.75% Sr. Unsec Unsub. Nts., 3/1/12 1,800,000 2,088,000 -------------------------------------------------------------------------------- Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Sub. Nts., Series B, 2/15/10 800,000 864,000 -------------------------------------------------------------------------------- Cooper Standard Automotive Group: 7% Sr. Nts., 12/15/12 3 180,000 183,600 8.375% Sr. Sub. Nts., 12/15/14 3 710,000 711,775 -------------------------------------------------------------------------------- Dana Corp., 10.125% Nts., 3/15/10 1 500,000 566,790 -------------------------------------------------------------------------------- Dura Operating Corp.: 8.625% Sr. Nts., Series B, 4/15/12 1,000,000 1,045,000 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR] 100,000 129,129 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09 200,000 199,000 -------------------------------------------------------------------------------- Eagle-Picher, Inc., 9.75% Sr. Nts., 9/1/13 1,200,000 1,206,000 -------------------------------------------------------------------------------- Goodyear Tire & Rubber Co. (The), 7.857% Nts., 8/15/11 1,500,000 1,530,000 -------------------------------------------------------------------------------- Keystone Automotive Operations, Inc., 9.75% Sr. Unsec. Sub. Nts., 11/1/13 200,000 215,000 -------------------------------------------------------------------------------- Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09 1,300,000 1,475,767 -------------------------------------------------------------------------------- Metaldyne Corp.: 10% Sr. Nts., 11/1/13 3 500,000 477,500 11% Sr. Sub. Nts., 6/15/12 750,000 626,250 -------------------------------------------------------------------------------- Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12 1,200,000 1,401,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- AUTO COMPONENTS Continued Tenneco Automotive, Inc.: 8.625% Sr. Sub. Nts., 11/15/14 3 $ 1,100,000 $ 1,149,500 10.25% Sr. Sec. Nts., Series B, 7/15/13 900,000 1,066,500 -------------------------------------------------------------------------------- United Components, Inc., 9.375% Sr. Sub. Nts., 6/15/13 400,000 436,000 -------------------------------------------------------------------------------- Visteon Corp., 7% Sr. Unsec. Nts., 3/10/14 200,000 192,000 ------------- 15,562,811 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--5.9% Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 940,000 925,900 -------------------------------------------------------------------------------- Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11 450,000 498,375 -------------------------------------------------------------------------------- Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12 800,000 894,000 -------------------------------------------------------------------------------- Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995 1,4,5 9,500 -- -------------------------------------------------------------------------------- Carrols Corp., 9% Sr. Sub. Nts., 1/15/13 3 270,000 280,800 -------------------------------------------------------------------------------- Domino's, Inc., 8.25% Sr. Unsec. Sub. Nts., 7/1/11 875,000 960,313 -------------------------------------------------------------------------------- Gaylord Entertainment Co., 8% Sr. Nts., 11/15/13 500,000 542,500 -------------------------------------------------------------------------------- Hilton Hotels Corp.: 7.625% Nts., 12/1/12 500,000 585,602 7.625% Nts., 5/15/08 400,000 443,340 -------------------------------------------------------------------------------- Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07 1,000,000 1,022,500 -------------------------------------------------------------------------------- Intrawest Corp., 7.50% Sr. Unsec. Nts., 10/15/13 917,000 980,044 -------------------------------------------------------------------------------- Isle of Capri Casinos, Inc.: 7% Sr. Unsec. Sub. Nts., 3/1/14 800,000 820,000 9% Sr. Sub. Nts., 3/15/12 600,000 664,500 -------------------------------------------------------------------------------- John Q. Hammons Hotels, Inc., 8.875% Sr. Nts., Series B, 5/15/12 900,000 1,021,500 -------------------------------------------------------------------------------- La Quinta Properties, Inc., 7% Sr. Sec. Nts., 8/15/12 500,000 531,250 -------------------------------------------------------------------------------- Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07 800,000 908,000 -------------------------------------------------------------------------------- MGM Mirage, Inc.: 5.875% Sr. Nts., 2/27/14 600,000 592,500 8.375% Sr. Unsec. Sub. Nts., 2/1/11 900,000 1,019,250 9.75% Sr. Unsec. Sub. Nts., 6/1/07 800,000 892,000 -------------------------------------------------------------------------------- Mohegan Tribal Gaming Authority: 6.375% Sr. Sub. Nts., 7/15/09 800,000 826,000 8% Sr. Sub. Nts., 4/1/12 700,000 763,000 -------------------------------------------------------------------------------- NCL Corp., 10.625% Sr. Nts., 7/15/14 3 600,000 603,000 -------------------------------------------------------------------------------- Park Place Entertainment Corp.: 7.875% Sr. Sub. Nts., 3/15/10 1,500,000 1,696,875 9.375% Sr. Unsec. Sub. Nts., 2/15/07 1,500,000 1,657,500 7 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE Continued Penn National Gaming, Inc., 8.875% Sr. Sub. Nts., 3/15/10 $ 600,000 $ 657,750 -------------------------------------------------------------------------------- Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12 1,350,000 1,441,125 -------------------------------------------------------------------------------- Royal Caribbean Cruises Ltd., 8.75% Sr. Unsub. Nts., 2/2/11 600,000 711,750 -------------------------------------------------------------------------------- Six Flags, Inc.: 8.875% Sr. Unsec. Nts., 2/1/10 800,000 814,000 9.625% Sr. Nts., 6/1/14 57,000 57,570 9.75% Sr. Nts., 4/15/13 1,000,000 1,020,000 -------------------------------------------------------------------------------- Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts., 5/1/12 1,500,000 1,721,250 -------------------------------------------------------------------------------- Station Casinos, Inc.: 6.50% Sr. Unsec. Sub. Nts., 2/1/14 2,300,000 2,374,750 9.875% Sr. Unsec. Sub. Nts., 7/1/10 600,000 634,500 -------------------------------------------------------------------------------- Sun International Hotels Ltd., 8.875% Sr. Unsec. Sub. Nts., 8/15/11 1,000,000 1,097,500 -------------------------------------------------------------------------------- Universal City Development Partners Ltd., 11.75% Sr. Nts., 4/1/10 1,000,000 1,186,250 -------------------------------------------------------------------------------- Vail Resorts, Inc., 6.75% Sr. Sub. Nts., 2/15/14 900,000 920,250 -------------------------------------------------------------------------------- Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11% Sec. Nts., 6/15/10 850,000 974,313 -------------------------------------------------------------------------------- Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14 3 3,400,000 3,383,000 ------------- 36,122,757 -------------------------------------------------------------------------------- HOUSEHOLD DURABLES--1.8% Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12 500,000 552,500 -------------------------------------------------------------------------------- Blount, Inc., 8.875% Sr. Sub. Nts., 8/1/12 775,000 844,750 -------------------------------------------------------------------------------- D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10 300,000 364,500 -------------------------------------------------------------------------------- K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12 800,000 888,000 -------------------------------------------------------------------------------- KB Home: 8.625% Sr. Sub. Nts., 12/15/08 150,000 170,250 9.50% Sr. Unsec. Sub. Nts., 2/15/11 350,000 386,750 -------------------------------------------------------------------------------- Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11 1,200,000 1,332,000 -------------------------------------------------------------------------------- Norcraft Cos. LP, 9% Sr. Sub. Nts., 11/1/11 1 300,000 325,500 -------------------------------------------------------------------------------- Sealy Mattress Co., 8.25% Sr. Sub. Nts., 6/15/14 1,400,000 1,491,000 -------------------------------------------------------------------------------- Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12 700,000 815,500 -------------------------------------------------------------------------------- Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11 500,000 555,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HOUSEHOLD DURABLES Continued WCI Communities, Inc.: 9.125% Sr. Sub. Nts., 5/1/12 $ 800,000 $ 892,000 10.625% Sr. Unsec. Sub. Nts., 2/15/11 600,000 669,000 -------------------------------------------------------------------------------- William Lyon Homes, Inc., 10.75% Sr. Nts., 4/1/13 800,000 903,000 -------------------------------------------------------------------------------- Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07 1,000,000 1,005,000 ------------- 11,194,750 -------------------------------------------------------------------------------- MEDIA--10.6% Adelphia Communications Corp.: 7.875% Sr. Unsec. Nts., 5/1/09 4,5 360,000 336,600 8.125% Sr. Nts., Series B, 7/15/03 4,5 1,000,000 945,000 8.375% Sr. Nts., Series B, 2/1/08 4,5 1,000,000 947,500 10.875% Sr. Unsec. Nts., 10/1/10 4,5 1,000,000 995,000 -------------------------------------------------------------------------------- Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12 700,000 728,000 -------------------------------------------------------------------------------- AMC Entertainment, Inc.: 8% Sr. Unsec. Sub. Nts., 3/1/14 1,050,000 1,050,000 9.50% Sr. Unsec. Sub. Nts., 2/1/11 1,192,000 1,238,190 -------------------------------------------------------------------------------- American Media Operations, Inc.: 8.875% Sr. Unsec. Sub. Nts., 1/15/11 900,000 961,875 10.25% Sr. Unsec. Sub. Nts., Series B, 5/1/09 600,000 635,250 -------------------------------------------------------------------------------- Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09 600,000 657,000 -------------------------------------------------------------------------------- Cablevision Systems New York Group, 8% Sr. Nts., 4/15/12 3 500,000 536,250 -------------------------------------------------------------------------------- Carmike Cinemas, Inc., 7.50% Sr. Sub. Nts., 2/15/14 850,000 874,438 -------------------------------------------------------------------------------- CBD Media LLC/CBD Finance, Inc., 8.625% Sr. Sub. Nts., 6/1/11 200,000 212,500 -------------------------------------------------------------------------------- Charter Communications Holdings II LLC, 10.25% Sr. Unsec. Nts., 9/15/10 700,000 745,500 -------------------------------------------------------------------------------- Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: 0%/11.75% Sr. Unsec. Sub. Disc. Nts., 5/15/11 6 475,000 351,500 8.375% Sr. Nts., Second Lien, 4/30/14 3 6,400,000 6,784,000 -------------------------------------------------------------------------------- Cinemark USA, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/13 400,000 458,500 -------------------------------------------------------------------------------- Cinemark, Inc., 0%/9.75% Sr. Unsec. Disc. Nts., 3/15/14 6 1,800,000 1,368,000 -------------------------------------------------------------------------------- Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12 800,000 882,000 -------------------------------------------------------------------------------- CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11 1,900,000 2,056,750 -------------------------------------------------------------------------------- Dex Media East LLC/Dex Media East Finance Co., 9.875% Sr. Unsec. Nts., 11/15/09 800,000 915,000 8 | OPPENHEIMER HIGH INCOME FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MEDIA Continued Dex Media West LLC, 5.875% Sr. Nts., 11/15/11 3 $ 1,800,000 $ 1,800,000 -------------------------------------------------------------------------------- Dex Media West LLC/Dex Media West Finance Co.: 8.50% Sr. Nts., 8/15/10 700,000 782,250 9.875% Sr. Sub. Nts., 8/15/13 1,172,000 1,356,590 -------------------------------------------------------------------------------- Dex Media, Inc., 8% Unsec. Nts., 11/15/13 3,550,000 3,860,625 -------------------------------------------------------------------------------- DirecTV Holdings LLC/DirecTV Financing Co., Inc., 8.375% Sr. Unsec. Nts., 3/15/13 3,400,000 3,829,250 -------------------------------------------------------------------------------- EchoStar DBS Corp.: 6.625% Sr. Nts., 10/1/14 3 2,350,000 2,391,125 9.125% Sr. Nts., 1/15/09 1,895,000 2,093,975 -------------------------------------------------------------------------------- Emmis Operating Co., 6.875% Sr. Unsec. Sub. Nts., 5/15/12 1,200,000 1,261,500 -------------------------------------------------------------------------------- Entravision Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09 600,000 643,500 -------------------------------------------------------------------------------- Granite Broadcasting Corp., 9.75% Sr. Sec. Nts., 12/1/10 1,257,000 1,206,720 -------------------------------------------------------------------------------- Gray Television, Inc., 9.25% Sr. Sub. Nts., 12/15/11 500,000 562,500 -------------------------------------------------------------------------------- Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13 200,000 217,000 -------------------------------------------------------------------------------- Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13 500,000 516,875 -------------------------------------------------------------------------------- LodgeNet Entertainment Corp., 9.50% Sr. Sub. Debs., 6/15/13 400,000 444,000 -------------------------------------------------------------------------------- Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13 1,257,000 1,267,999 -------------------------------------------------------------------------------- MediaNews Group, Inc.: 6.375% Sr. Sub. Nts., 4/1/14 1,400,000 1,393,000 6.875% Sr. Unsec. Sub. Nts., 10/1/13 500,000 515,000 -------------------------------------------------------------------------------- News America Holdings, Inc., 8.875% Sr. Debs., 4/26/23 625,000 814,644 -------------------------------------------------------------------------------- PanAmSat Corp., 9% Sr. Nts., 8/15/14 3 2,000,000 2,242,500 -------------------------------------------------------------------------------- PRIMEDIA, Inc.: 8% Sr. Nts., 5/15/13 1,700,000 1,757,375 8.875% Sr. Unsec. Nts., 5/15/11 57,000 60,563 -------------------------------------------------------------------------------- R.H. Donnelley Financial Corp. I: 8.875% Sr. Nts., 12/15/10 3 700,000 784,000 10.875% Sr. Sub. Nts., 12/15/12 3 1,000,000 1,192,500 -------------------------------------------------------------------------------- Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11 800,000 875,000 -------------------------------------------------------------------------------- Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12 3 1,800,000 1,984,500 -------------------------------------------------------------------------------- Rogers Cable, Inc., 6.75% Sr. Sec. Second Priority Nts., 3/15/15 3 500,000 513,750 -------------------------------------------------------------------------------- Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12 1,600,000 1,708,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MEDIA Continued Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts., 11/1/09 $ 600,000 $ 631,500 -------------------------------------------------------------------------------- Vertis, Inc.: 9.75% Sr. Sec. Nts., 4/1/09 500,000 545,000 10.875% Sr. Unsec. Nts., Series B, 6/15/09 650,000 708,500 -------------------------------------------------------------------------------- WMG Holdings Corp.: 0%/9.50% Sr. Disc. Nts., 12/15/14 3,6 2,000,000 1,287,500 6.905% Sr. Nts., 12/15/11 2,3 900,000 911,250 -------------------------------------------------------------------------------- WRC Media, Inc./Weekly Reader Corp./ CompassLearning, Inc., 12.75% Sr. Sub. Nts., 11/15/09 1,100,000 1,051,875 ------------- 64,889,219 -------------------------------------------------------------------------------- MULTILINE RETAIL--0.1% Saks, Inc.: 8.25% Sr. Unsec. Nts., 11/15/08 250,000 275,000 9.875% Nts., 10/1/11 300,000 357,000 ------------- 632,000 -------------------------------------------------------------------------------- SPECIALTY RETAIL--1.1% Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12 600,000 633,000 -------------------------------------------------------------------------------- Atlantic Broadband Finance LLC, 9.375% Sr. Sub. Nts., 1/15/14 3 500,000 486,250 -------------------------------------------------------------------------------- AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08 1,200,000 1,377,000 -------------------------------------------------------------------------------- Boise Cascade LLC/Boise Cascade Finance Corp., 7.125% Sr. Sub. Nts., 10/15/14 3 950,000 1,009,375 -------------------------------------------------------------------------------- Building Materials Corp. of America, 8% Sr. Nts, 12/1/08 300,000 310,500 -------------------------------------------------------------------------------- Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08 400,000 402,000 -------------------------------------------------------------------------------- Finlay Fine Jewelry Corp., 8.375% Sr. Unsec. Nts., 6/1/12 600,000 651,000 -------------------------------------------------------------------------------- Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts., 3/15/11 300,000 319,500 -------------------------------------------------------------------------------- Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts., 11/1/11 750,000 881,250 -------------------------------------------------------------------------------- Rent-A-Center, Inc., 7.50% Sr. Unsec. Sub. Nts., Series B, 5/1/10 350,000 364,438 ------------- 6,434,313 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--1.0% Invista, Inc., 9.25% Sr. Nts., 5/1/12 3 2,500,000 2,800,000 -------------------------------------------------------------------------------- Levi Strauss & Co.: 7% Unsec. Nts., 11/1/06 800,000 844,000 9.75% Sr. Nts., 1/15/15 3 1,100,000 1,094,500 11.625% Sr. Unsec. Nts., 1/15/08 100,000 105,500 9 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS Continued Oxford Industries, Inc., 8.875% Sr. Nts., 6/1/11 $ 500,000 $ 539,375 -------------------------------------------------------------------------------- Russell Corp., 9.25% Sr. Nts., 5/1/10 600,000 646,500 ------------- 6,029,875 -------------------------------------------------------------------------------- CONSUMER STAPLES--3.1% -------------------------------------------------------------------------------- BEVERAGES--0.1% Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12 500,000 545,625 -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--0.6% Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11 457,000 430,723 -------------------------------------------------------------------------------- Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/11 57,000 61,275 -------------------------------------------------------------------------------- Jean Coutu Group (PJC), Inc. (The): 7.625% Sr. Nts., 8/1/12 3 650,000 690,625 8.50% Sr. Sub. Nts., 8/1/14 3 1,100,000 1,133,000 -------------------------------------------------------------------------------- Real Time Data Co., 11% Disc. Nts., 5/31/09 1,4,5,7 476,601 -- -------------------------------------------------------------------------------- Rite Aid Corp.: 8.125% Sr. Sec. Nts., 5/1/10 900,000 956,250 9.50% Sr. Sec. Nts., 2/15/11 450,000 496,125 ------------- 3,767,998 -------------------------------------------------------------------------------- FOOD PRODUCTS--2.0% American Seafoods Group LLC, 10.125% Sr. Sub. Nts., 4/15/10 500,000 537,500 -------------------------------------------------------------------------------- Burns Philp Capital Property Ltd., 9.75% Sr. Unsec. Sub. Nts., 7/15/12 400,000 442,000 -------------------------------------------------------------------------------- Chiquita Brands International, Inc., 7.50% Sr. Nts., 11/1/14 1 300,000 305,250 -------------------------------------------------------------------------------- Del Monte Corp.: 8.625% Sr. Sub. Nts., 12/15/12 1,000,000 1,125,000 9.25% Sr. Unsec. Sub. Nts., 5/15/11 100,000 110,000 -------------------------------------------------------------------------------- Doane Pet Care Co.: 9.75% Sr. Unsec. Sub. Nts., 5/15/07 400,000 396,000 10.75% Sr. Nts., 3/1/10 1,500,000 1,612,500 -------------------------------------------------------------------------------- Dole Food Co., Inc.: 8.625% Sr. Nts., 5/1/09 900,000 983,250 8.875% Sr. Unsec. Nts., 3/15/11 400,000 437,000 -------------------------------------------------------------------------------- Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts., 10/1/11 600,000 658,500 -------------------------------------------------------------------------------- Pinnacle Foods Holding Corp.: 8.25% Sr. Sub. Nts., 12/1/13 3 500,000 478,750 8.25% Sr. Sub. Nts., 12/1/13 3 600,000 574,500 -------------------------------------------------------------------------------- Smithfield Foods, Inc.: 7.625% Sr. Unsec. Sub. Nts., 2/15/08 925,000 994,375 8% Sr. Nts., Series B, 10/15/09 900,000 1,001,250 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- FOOD PRODUCTS Continued Swift & Co., 10.125% Sr. Nts., 10/1/09 $ 1,000,000 $ 1,120,000 -------------------------------------------------------------------------------- United Biscuits Finance plc, 10.625% Sr. Sub. Nts., 4/15/11 [EUR] 1,000,000 1,440,805 ------------- 12,216,680 -------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--0.4% Church & Dwight Co., Inc., 6% Sr. Sub. Nts., 12/15/12 3 500,000 511,250 -------------------------------------------------------------------------------- Playtex Products, Inc.: 8% Sr. Sec. Nts., 3/1/11 1,000,000 1,097,500 9.375% Sr. Unsec. Sub. Nts., 6/1/11 700,000 750,750 ------------- 2,359,500 -------------------------------------------------------------------------------- PERSONAL PRODUCTS--0.0% Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14 300,000 319,500 -------------------------------------------------------------------------------- ENERGY--7.0% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--1.1% BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts., 2/15/08 750,000 792,188 -------------------------------------------------------------------------------- Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11 400,000 440,000 -------------------------------------------------------------------------------- Grant Prideco, Inc., 9% Sr. Unsec. Nts., 12/15/09 300,000 333,750 -------------------------------------------------------------------------------- Hanover Compress Co., 8.625% Sr. Nts., 12/15/10 700,000 768,250 -------------------------------------------------------------------------------- Hanover Equipment Trust 2001A, 8.50% Sr. Sec. Nts., Series A, 9/1/08 500,000 540,000 -------------------------------------------------------------------------------- Hornbeck Offshore Services, Inc., 6.125% Sr. Nts., 12/1/14 3 750,000 757,500 -------------------------------------------------------------------------------- Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08 1,350,000 1,397,250 -------------------------------------------------------------------------------- Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09 600,000 660,000 -------------------------------------------------------------------------------- Universal Compression, Inc., 7.25% Sr. Unsec. Sub. Nts., 5/15/10 1 800,000 858,000 ------------- 6,546,938 -------------------------------------------------------------------------------- OIL & GAS--5.9% ANR Pipeline Co., 8.875% Sr. Nts., 3/15/10 400,000 450,000 -------------------------------------------------------------------------------- Chesapeake Energy Corp.: 6.375% Sr. Nts., 6/15/15 3 550,000 567,875 6.875% Sr. Unsec. Nts., 1/15/16 1,120,000 1,178,800 9% Sr. Nts., 8/15/12 300,000 344,250 -------------------------------------------------------------------------------- El Paso Corp., 7.875% Sr. Unsec. Nts., 6/15/12 3,057,000 3,213,671 -------------------------------------------------------------------------------- El Paso Energy Corp., 7.625% Nts., 7/15/11 350,000 364,000 10 | OPPENHEIMER HIGH INCOME FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- OIL & GAS Continued El Paso Production Holding Co., 7.75% Sr. Unsec. Nts., 6/1/13 $ 3,000,000 $ 3,157,500 -------------------------------------------------------------------------------- EXCO Resources, Inc., 7.25% Sr. Nts., 1/15/11 800,000 860,000 -------------------------------------------------------------------------------- Forest Oil Corp., 7.75% Sr. Nts., 5/1/14 1,000,000 1,092,500 -------------------------------------------------------------------------------- Frontier Oil Corp., 6.625% Sr. Nts., 10/1/11 3 450,000 461,250 -------------------------------------------------------------------------------- MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.875% Sr. Nts., 11/1/14 3 250,000 255,000 -------------------------------------------------------------------------------- Newfield Exploration Co.: 6.625% Sr. Unsec. Sub. Nts., 9/1/14 3 1,300,000 1,381,250 8.375% Sr. Sub. Nts., 8/15/12 600,000 675,000 -------------------------------------------------------------------------------- Plains Exploration & Production Co., 7.125% Sr. Nts., 6/15/14 600,000 657,000 -------------------------------------------------------------------------------- Premcor Refining Group, Inc.: 6.75% Sr. Nts., 5/1/14 700,000 747,250 9.50% Sr. Nts., 2/1/13 1,000,000 1,165,000 -------------------------------------------------------------------------------- Range Resources Corp., 7.375% Sr. Sub. Nts., 7/15/13 400,000 431,000 -------------------------------------------------------------------------------- Southern Natural Gas Co.: 7.35% Nts., 2/15/31 600,000 625,500 8% Sr. Unsub. Nts., 3/1/32 1 900,000 986,625 8.875% Sr. Nts., 3/15/10 700,000 787,500 -------------------------------------------------------------------------------- Stone Energy Corp.: 6.75% Sr. Sub. Nts., 12/15/14 3 360,000 360,900 8.25% Sr. Unsec. Sub. Nts., 12/15/11 1,600,000 1,736,000 -------------------------------------------------------------------------------- Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11 575,000 669,875 -------------------------------------------------------------------------------- Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17 2,915,000 3,228,363 -------------------------------------------------------------------------------- Tesoro Petroleum Corp.: 8% Sr. Sec. Nts., 4/15/08 1,000,000 1,092,500 9.625% Sr. Sub. Nts., 4/1/12 557,000 643,335 -------------------------------------------------------------------------------- Transcontinental Gas Pipe Line Corp.: 6.125% Nts., 1/15/05 200,000 200,000 8.875% Sr. Unsub. Nts., Series B, 7/15/12 200,000 244,250 -------------------------------------------------------------------------------- Whiting Petroleum Corp., 7.25% Sr. Sub. Nts., 5/1/12 800,000 840,000 -------------------------------------------------------------------------------- Williams Cos., Inc. (The): 7.125% Nts., 9/1/11 2,550,000 2,798,625 7.625% Nts., 7/15/19 1,400,000 1,547,000 8.75% Unsec. Nts., 3/15/32 1,900,000 2,192,125 -------------------------------------------------------------------------------- Williams Holdings of Delaware, Inc., 6.50% Nts., 12/1/08 300,000 315,000 -------------------------------------------------------------------------------- XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12 1,000,000 1,171,886 ------------- 36,440,830 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- FINANCIALS--1.9% -------------------------------------------------------------------------------- CAPITAL MARKETS--1.0% American Color Graphics, Inc., 10% Sr. Sec. Nts., 6/15/10 $ 400,000 $ 339,500 -------------------------------------------------------------------------------- BCP Caylux Holdings Luxembourg SCA, 9.625% Sr. Sub. Nts., 6/15/14 3 2,400,000 2,718,000 -------------------------------------------------------------------------------- Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12 1,600,000 1,840,000 -------------------------------------------------------------------------------- DeCrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08 1,550,000 1,046,250 ------------- 5,943,750 -------------------------------------------------------------------------------- COMMERCIAL BANKS--0.1% Bank Plus Corp., 12% Sr. Nts., 7/18/07 517,000 555,775 -------------------------------------------------------------------------------- Western Financial Bank, 9.625% Unsec. Sub. Debs., 5/15/12 400,000 458,000 ------------- 1,013,775 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--0.3% Affinia Group, Inc., 9% Sr. Sub. Nts., 11/30/14 3 450,000 471,375 -------------------------------------------------------------------------------- Global Cash Access LLC/Global Cash Finance Corp., 8.75% Sr. Sub. Nts., 3/15/12 1 575,000 622,438 -------------------------------------------------------------------------------- Universal City Florida: 7.20% Sr. Nts., 5/1/10 1,2 270,000 282,150 8.375% Sr. Nts., 5/1/10 1 270,000 281,475 ------------- 1,657,438 -------------------------------------------------------------------------------- REAL ESTATE--0.5% American Casino & Entertainment Properties LLC, 7.85% Sr. Sec. Nts., 2/1/12 800,000 854,000 -------------------------------------------------------------------------------- Felcor Lodging LP, 9% Sr. Nts., 6/1/11 837,000 952,088 -------------------------------------------------------------------------------- HMH Properties, Inc., 7.875% Sr. Nts., Series B, 8/1/08 441,000 455,333 -------------------------------------------------------------------------------- MeriStar Hospitality Corp.: 9.125% Sr. Unsec. Nts., 1/15/11 457,000 495,845 10.50% Sr. Unsec. Nts., 6/15/09 350,000 383,250 ------------- 3,140,516 -------------------------------------------------------------------------------- HEALTH CARE--5.7% -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--0.8% Dade Behring Holdings, Inc., 11.91% Sr. Unsec. Sub. Nts., 10/3/10 177,358 198,198 -------------------------------------------------------------------------------- Fisher Scientific International, Inc., 8.125% Sr. Sub. Nts., 5/1/12 782,000 871,930 -------------------------------------------------------------------------------- HMP Equity Holdings Corp., 17.95% Sr. Disc. Nts., 5/15/08 8 2,000,000 1,332,500 11 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES Continued Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts., 2/15/12 1 $ 600,000 $ 630,000 -------------------------------------------------------------------------------- Sybron Dental Specialties, Inc., 8.125% Sr. Sub. Nts., 6/15/12 700,000 766,500 -------------------------------------------------------------------------------- Universal Hospital Services, Inc., 10.125% Sr. Unsec. Nts., 11/1/11 800,000 836,000 ------------- 4,635,128 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--4.8% Alderwoods Group, Inc., 7.75% Sr. Nts., 9/15/12 3 950,000 1,030,750 -------------------------------------------------------------------------------- AmeriPath, Inc., 10.50% Sr. Unsec. Sub. Nts., 4/1/13 700,000 747,250 -------------------------------------------------------------------------------- Beverly Enterprises, Inc., 7.875% Sr. Sub. Nts., 6/15/14 1 600,000 646,500 -------------------------------------------------------------------------------- Community Health Systems, Inc., 6.50% Sr. Sub. Nts., 12/15/12 3 900,000 911,250 -------------------------------------------------------------------------------- Extendicare Health Services, Inc.: 6.875% Sr. Sub. Nts., 5/1/14 600,000 615,000 9.50% Sr. Unsec. Sub. Nts., 7/1/10 500,000 562,500 -------------------------------------------------------------------------------- Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08 1,600,000 1,740,000 -------------------------------------------------------------------------------- Genesis HealthCare Corp., 8% Sr. Sub. Nts., 10/15/13 400,000 436,000 -------------------------------------------------------------------------------- HCA, Inc.: 6.30% Sr. Unsec. Nts., 10/1/12 3,200,000 3,250,387 6.375% Nts., 1/15/15 1,100,000 1,106,481 7.50% Bonds, 11/6/33 600,000 613,903 7.875% Sr. Nts., 2/1/11 305,000 336,366 8.75% Sr. Nts., 9/1/10 400,000 457,752 -------------------------------------------------------------------------------- HealthSouth Corp.: 7.625% Nts., 6/1/12 1,000,000 1,010,000 10.75% Sr. Unsec. Sub. Nts., 10/1/08 357,000 378,420 -------------------------------------------------------------------------------- Magellan Health Services, Inc., 9.375% Sr. Unsec. Nts., Series A, 11/15/08 1,867,643 2,042,735 -------------------------------------------------------------------------------- Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B, 8/15/12 1 700,000 826,000 -------------------------------------------------------------------------------- National Nephrology Assn., 9% Sr. Sub. Nts., 11/1/11 3 200,000 232,500 -------------------------------------------------------------------------------- NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts., 12/1/12 600,000 648,000 -------------------------------------------------------------------------------- PacifiCare Health Systems, Inc., 10.75% Sr. Unsec. Unsub. Nts., 6/1/09 714,000 828,240 -------------------------------------------------------------------------------- Quintiles Transnational Corp., 10% Sr. Sub. Nts., 10/1/13 1 600,000 675,000 -------------------------------------------------------------------------------- Rotech Healthcare, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/12 1 600,000 663,000 -------------------------------------------------------------------------------- Stewart Enterprises, Inc., 10.75% Sr. Unsec. Sub. Nts., 7/1/08 1,800,000 1,957,500 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES Continued Tenet Healthcare Corp.: 6.375% Sr. Nts., 12/1/11 $ 1,660,000 $ 1,547,950 7.375% Nts., 2/1/13 57,000 55,575 9.875% Sr. Nts., 7/1/14 3 1,500,000 1,642,500 -------------------------------------------------------------------------------- Triad Hospitals, Inc.: 7% Sr. Nts., 5/15/12 900,000 951,750 7% Sr. Sub. Nts., 11/15/13 1,120,000 1,150,800 -------------------------------------------------------------------------------- US Oncology, Inc.: 9% Sr. Nts., 8/15/12 3 650,000 729,625 10.75% Sr. Sub. Nts., 8/15/14 3 650,000 755,625 -------------------------------------------------------------------------------- Vicar Operating, Inc., 9.875% Sr. Sub. Nts., 12/1/09 1,000,000 1,100,000 ------------- 29,649,359 -------------------------------------------------------------------------------- PHARMACEUTICALS--0.1% Valeant Pharmaceuticals International, Inc., 7% Sr. Nts., 12/15/11 800,000 836,000 -------------------------------------------------------------------------------- INDUSTRIALS--7.3% -------------------------------------------------------------------------------- AEROSPACE & DEFENSE--1.1% Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11 900,000 990,000 -------------------------------------------------------------------------------- BE Aerospace, Inc.: 8% Sr. Unsec. Sub. Nts., Series B, 3/1/08 300,000 301,875 8.875% Sr. Unsec. Sub. Nts., 5/1/11 57,000 59,850 -------------------------------------------------------------------------------- L-3 Communications Corp.: 5.875% Sr. Sub. Nts., 1/15/15 3 1,000,000 1,002,500 7.625% Sr. Sub. Nts., 6/15/12 800,000 882,000 -------------------------------------------------------------------------------- Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts., 12/15/12 700,000 794,500 -------------------------------------------------------------------------------- TD Funding Corp., 8.375% Sr. Sub. Nts., 7/15/11 800,000 862,000 -------------------------------------------------------------------------------- TRW Automotive, Inc.: 9.375% Sr. Nts., 2/15/13 580,000 675,700 11% Sr. Sub. Nts., 2/15/13 454,000 549,340 -------------------------------------------------------------------------------- Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11 300,000 293,250 ------------- 6,411,015 -------------------------------------------------------------------------------- AIRLINES--0.3% America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05 1,000,000 1,002,500 -------------------------------------------------------------------------------- ATA Holdings Corp., 13% Sr. Unsec. Nts., 2/1/09 4,5 1,575,000 905,625 ------------- 1,908,125 -------------------------------------------------------------------------------- BUILDING PRODUCTS--0.4% Associated Materials, Inc., 9.75% Sr. Sub. Nts., 4/15/12 700,000 785,750 12 | OPPENHEIMER HIGH INCOME FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- BUILDING PRODUCTS Continued Goodman Global Holding Co., Inc., 7.875% Sr. Sub. Nts., 12/15/12 3 $ 360,000 $ 358,200 -------------------------------------------------------------------------------- Green Star Products, Inc., 10.15% Bonds, 6/24/10 3 284,439 289,771 -------------------------------------------------------------------------------- Jacuzzi Brands, Inc., 9.625% Sr. Sec. Nts., 7/1/10 544,000 606,560 -------------------------------------------------------------------------------- North America Energy Partners, Inc., 8.75% Sr. Unsec. Nts., 12/1/11 300,000 307,500 ------------- 2,347,781 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--1.9% Allied Waste North America, Inc.: 7.375% Sr. Sec. Nts., Series B, 4/15/14 300,000 288,750 7.875% Sr. Nts., 4/15/13 800,000 824,000 8.50% Sr. Sub. Nts., 12/1/08 1,000,000 1,065,000 8.875% Sr. Nts., Series B, 4/1/08 1,500,000 1,612,500 9.25% Sr. Sec. Debs., Series B, 9/1/12 1,700,000 1,848,750 -------------------------------------------------------------------------------- American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05 1,4,5 200,000 -- -------------------------------------------------------------------------------- Cenveo Corp., 7.875% Sr. Sub. Nts., 12/1/13 1,600,000 1,496,000 -------------------------------------------------------------------------------- Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 350,000 345,625 -------------------------------------------------------------------------------- Corrections Corp. of America: 7.50% Sr. Nts., 5/1/11 500,000 536,875 9.875% Sr. Nts., 5/1/09 500,000 557,500 -------------------------------------------------------------------------------- Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07 1 250,000 253,125 -------------------------------------------------------------------------------- Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 576,000 581,040 -------------------------------------------------------------------------------- Mail-Well I Corp., 9.625% Sr. Nts., 3/15/12 1 700,000 771,750 -------------------------------------------------------------------------------- Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts., 8/15/05 900,000 913,500 -------------------------------------------------------------------------------- Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09 700,000 766,500 ------------- 11,860,915 -------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--0.1% Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C, 2/1/09 58,000 54,810 -------------------------------------------------------------------------------- URS Corp., 11.50% Sr. Unsec. Nts., 9/15/09 455,000 525,525 ------------- 580,335 -------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT--0.5% Belden & Blake Corp., 8.75% Sr. Sec. Nts., 7/15/12 1 650,000 663,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT Continued Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09 $ 100,000 $ 104,500 -------------------------------------------------------------------------------- General Cable Corp., 9.50% Sr. Nts., 11/15/10 500,000 567,500 -------------------------------------------------------------------------------- Tennessee Gas Pipeline Co., 7% Sr. Unsec. Debs., 10/15/28 1,500,000 1,511,250 ------------- 2,846,250 -------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--0.0% Great Lakes Dredge & Dock Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/13 250,000 228,750 -------------------------------------------------------------------------------- MACHINERY--1.6% AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08 1,000,000 1,070,000 -------------------------------------------------------------------------------- Douglas Dynamics LLC, 7.75% Sr. Nts., 1/15/12 3 600,000 611,250 -------------------------------------------------------------------------------- Dresser-Rand Group, Inc., 7.375% Sr. Sub. Nts., 11/1/14 3 300,000 307,500 -------------------------------------------------------------------------------- Manitowoc Co., Inc. (The): 7.125% Sr. Nts., 11/1/13 150,000 163,125 10.50% Sr. Sub. Nts., 8/1/12 800,000 924,000 -------------------------------------------------------------------------------- Milacron Escrow Corp., 11.50% Sr. Sec. Nts., 5/15/11 1 1,200,000 1,278,000 -------------------------------------------------------------------------------- Navistar International Corp., 7.50% Sr. Nts., 6/15/11 800,000 862,000 -------------------------------------------------------------------------------- NMHG Holding Co., 10% Sr. Nts., 5/15/09 600,000 666,000 -------------------------------------------------------------------------------- SPX Corp., 7.50% Sr. Nts., 1/1/13 900,000 981,000 -------------------------------------------------------------------------------- Terex Corp.: 7.375% Sr. Unsec. Sub. Nts., 1/15/14 500,000 538,750 9.25% Sr. Unsec. Sub. Nts., 7/15/11 800,000 902,000 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11 500,000 562,500 -------------------------------------------------------------------------------- Trinity Industries, Inc., 6.50% Sr. Nts., 3/15/14 1,000,000 1,005,000 ------------- 9,871,125 -------------------------------------------------------------------------------- MARINE--0.4% CP Ships Ltd., 10.375% Sr. Nts., 7/15/12 1,000,000 1,158,750 -------------------------------------------------------------------------------- Millenium Seacarriers, Inc., 12% Sr. Sec. Nts., 7/15/05 1,4,5 700,000 16,870 -------------------------------------------------------------------------------- Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07 1,4,5 1,000,000 756,250 -------------------------------------------------------------------------------- Pacific & Atlantic Holdings, Inc., 3.75% Sec. Nts., 12/31/07 3,7 429,249 198,571 ------------- 2,130,441 13 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ROAD & RAIL--0.6% Kansas City Southern Railway Co. (The), 7.50% Sr. Nts., 6/15/09 $ 500,000 $ 527,500 -------------------------------------------------------------------------------- Stena AB: 7% Sr. Nts., 12/1/16 3 1,700,000 1,691,500 7.50% Sr. Unsec. Nts., 11/1/13 928,000 976,720 9.625% Sr. Nts., 12/1/12 600,000 681,000 ------------- 3,876,720 -------------------------------------------------------------------------------- TRADING COMPANIES & DISTRIBUTORS--0.2% United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14 1,500,000 1,410,000 -------------------------------------------------------------------------------- TRANSPORTATION INFRASTRUCTURE--0.2% Horizon Lines LLC, 9% Nts., 11/1/12 3 600,000 648,000 -------------------------------------------------------------------------------- Worldspan LP/Worldspan Financial Corp., 9.625% Sr. Nts., 6/15/11 550,000 550,000 ------------- 1,198,000 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--2.6% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--0.4% Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29 1,700,000 1,547,000 -------------------------------------------------------------------------------- Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts., 1/15/07 1,4,5 1,150,000 603,750 ------------- 2,150,750 -------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--0.1% Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09 700,000 759,500 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9% Flextronics International Ltd., 6.25% Sr. Sub. Nts., 11/15/14 3 2,300,000 2,288,500 -------------------------------------------------------------------------------- Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08 1,200,000 1,311,000 -------------------------------------------------------------------------------- LCE Acquisition Corp., 9% Sr. Sub. Nts., 8/1/14 3 875,000 951,563 -------------------------------------------------------------------------------- Sensus Metering System, Inc., 8.625% Sr. Unsec. Sub. Nts., 12/15/13 1,000,000 1,030,000 ------------- 5,581,063 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.0% Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09 1,4,5 [EUR] 846,550 11,507 -------------------------------------------------------------------------------- Globix Corp., 11% Sr. Nts., 5/1/08 7 71,480 66,119 -------------------------------------------------------------------------------- NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10 1,4,5 240,208 -- -------------------------------------------------------------------------------- PSINet, Inc., 10.50% Sr. Unsec. Nts., 12/1/06 1,4,5 [EUR] 1,000,000 54,370 ------------- 131,996 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- IT SERVICES--0.3% Iron Mountain, Inc.: 7.75% Sr. Sub. Nts., 1/15/15 $ 400,000 $ 408,000 8.625% Sr. Unsec. Sub. Nts., 4/1/13 1,000,000 1,067,500 -------------------------------------------------------------------------------- Titan Corp. (The), 8% Sr. Sub. Nts., 5/15/11 400,000 428,000 ------------- 1,903,500 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.9% AMI Semiconductor, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/1/13 682,000 804,760 -------------------------------------------------------------------------------- Amkor Technology, Inc.: 7.75% Sr. Nts., 5/15/13 120,000 113,400 9.25% Sr. Unsec. Sub. Nts., 2/15/08 1,000,000 1,027,500 -------------------------------------------------------------------------------- Freescale Semiconductor, Inc., 7.125% Sr. Unsec. Nts., 7/15/14 1,300,000 1,417,000 -------------------------------------------------------------------------------- Huntsman International LLC, 7.375% Sr. Sub. Nts., 1/1/15 3 1,550,000 1,561,625 -------------------------------------------------------------------------------- MagnaChip Semiconductor Ltd., 8% Sr. Sub. Nts., 12/15/14 3 181,000 189,598 ------------- 5,113,883 -------------------------------------------------------------------------------- MATERIALS--11.5% -------------------------------------------------------------------------------- CHEMICALS--3.8% Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09 117,000 121,095 -------------------------------------------------------------------------------- ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07 250,000 167,500 -------------------------------------------------------------------------------- Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11 1,200,000 1,356,000 -------------------------------------------------------------------------------- Crompton Corp., 9.875% Sr. Nts., 8/1/12 3 800,000 920,000 -------------------------------------------------------------------------------- Equistar Chemicals LP/ Equistar Funding Corp.: 8.75% Sr. Unsec. Nts., 2/15/09 400,000 450,000 10.125% Sr. Unsec. Nts., 9/1/08 57,000 65,978 10.625% Sr. Unsec. Nts., 5/1/11 1,800,000 2,097,000 -------------------------------------------------------------------------------- Huntsman Co. LLC: 11.625% Sr. Unsec. Nts., 10/15/10 57,000 67,688 11.75% Sr. Nts., 7/15/12 3 1,300,000 1,543,750 -------------------------------------------------------------------------------- Huntsman Corp./ICI Chemical Co. plc: 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR] 60,838 88,698 10.125% Sr. Unsec. Sub. Nts., 7/1/09 9 1,645,000 1,739,588 13.09% Sr. Unsec. Disc. Nts., 12/31/09 8 400,000 226,000 -------------------------------------------------------------------------------- Huntsman International LLC, 9.875% Sr. Nts., 3/1/09 2,000,000 2,205,000 -------------------------------------------------------------------------------- IMC Global, Inc.: 7.625% Bonds, 11/1/05 1 3,000 3,075 10.875% Sr. Unsec. Nts., 8/1/13 1 57,000 71,535 10.875% Sr. Unsec. Nts., Series B, 6/1/08 11,627 14,011 14 | OPPENHEIMER HIGH INCOME FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CHEMICALS Continued Innophos, Inc., 8.875% Sr. Sub. Nts., 8/15/14 1 $ 800,000 $ 868,000 -------------------------------------------------------------------------------- ISP Chemco, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/11 500,000 567,500 -------------------------------------------------------------------------------- ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09 300,000 333,750 -------------------------------------------------------------------------------- KI Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 11/15/14 3,6 750,000 483,750 -------------------------------------------------------------------------------- Lyondell Chemical Co.: 9.50% Sec. Nts., 12/15/08 57,000 62,130 9.50% Sr. Sec. Nts., 12/15//08 100,000 109,000 9.625% Sr. Sec. Nts., Series A, 5/1/07 1,300,000 1,436,500 9.80% Debs., 2/1/20 900,000 1,030,500 9.875% Sec. Nts., Series B, 5/1/07 420,000 442,050 10.50% Sr. Sec. Nts., 6/1/13 300,000 358,500 11.125% Sr. Sec. Nts., 7/15/12 300,000 357,750 -------------------------------------------------------------------------------- Millennium America, Inc., 9.25% Sr. Unsec. Sub. Nts., 6/15/08 711,627 813,034 -------------------------------------------------------------------------------- PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08 319,909 340,703 -------------------------------------------------------------------------------- Pioneer Cos., Inc., 6.05% Sr. Sec. Nts., 12/31/06 2 101,304 106,876 -------------------------------------------------------------------------------- PolyOne Corp.: 8.875% Sr. Unsec. Nts., 5/1/12 1,550,000 1,693,375 10.625% Sr. Unsec. Nts., 5/15/10 357,000 403,410 -------------------------------------------------------------------------------- Resolution Performance Products LLC: 8% Sr. Sec. Nts., 12/15/09 450,000 486,000 13.50% Sr. Unsec. Sub. Nts., 11/15/10 300,000 327,750 -------------------------------------------------------------------------------- Rhodia SA, 10.25% Sr. Unsec. Nts., 6/1/10 500,000 565,000 -------------------------------------------------------------------------------- Rockwood Specialties Group, Inc.: 7.50% Sr. Sub. Nts., 11/15/14 3 400,000 417,000 10.625% Sr. Unsec. Sub. Nts., 5/15/11 400,000 462,000 -------------------------------------------------------------------------------- Sterling Chemicals, Inc., 10% Sr. Sec. Nts., 12/19/07 7 409,135 411,181 -------------------------------------------------------------------------------- Westlake Chemical Corp., 8.75% Sr. Nts., 7/15/11 260,000 295,100 ------------- 23,562,140 -------------------------------------------------------------------------------- CONSTRUCTION MATERIALS--0.1% Texas Industries, Inc., 10.25% Sr. Unsec. Nts., 6/15/11 800,000 940,000 -------------------------------------------------------------------------------- CONTAINERS & PACKAGING--2.9% Crown Euro Holdings SA, 9.50% Sr. Sec. Nts., 3/1/11 900,000 1,030,500 -------------------------------------------------------------------------------- Graham Packaging Co., Inc.: 8.50% Sr. Nts., 10/15/12 3 350,000 369,250 9.875% Sub. Nts., 10/15/14 3 600,000 643,500 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- CONTAINERS & PACKAGING Continued Graphic Packaging International Corp.: 8.50% Sr. Nts., 8/15/11 $ 1,000,000 $ 1,097,500 9.50% Sr. Sub. Nts., 8/15/13 700,000 799,750 -------------------------------------------------------------------------------- Jefferson Smurfit Corp.: 7.50% Sr. Unsec. Unsub. Nts., 6/1/13 350,000 375,375 8.25% Sr. Unsec. Nts., 10/1/12 900,000 985,500 -------------------------------------------------------------------------------- MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12 800,000 896,000 -------------------------------------------------------------------------------- Owens-Brockway Glass Container, Inc.: 7.75% Sr. Sec. Nts., 5/15/11 1,000,000 1,087,500 8.25% Sr. Unsec. Nts., 5/15/13 557,000 615,485 8.75% Sr. Sec. Nts., 11/15/12 1,350,000 1,528,875 8.875% Sr. Sec. Nts., 2/15/09 1,300,000 1,418,625 -------------------------------------------------------------------------------- Pliant Corp., 0%/11.125% Sr. Sec. Disc. Nts., 6/15/09 6 600,000 557,250 -------------------------------------------------------------------------------- Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14 1,500,000 1,567,500 -------------------------------------------------------------------------------- Stone Container Corp.: 8.375% Sr. Nts., 7/1/12 750,000 821,250 9.25% Sr. Unsec. Nts., 2/1/08 1,000,000 1,110,000 9.75% Sr. Unsec. Nts., 2/1/11 1,000,000 1,100,000 -------------------------------------------------------------------------------- Stone Container Finance Co. of Canada II, 7.375% Sr. Unsec. Nts., 7/15/14 600,000 642,000 -------------------------------------------------------------------------------- TriMas Corp., 9.875% Sr. Unsec. Sub. Nts., 6/15/12 1 1,000,000 1,065,000 ------------- 17,710,860 -------------------------------------------------------------------------------- METALS & MINING--2.7% AK Steel Corp.: 7.75% Sr. Unsec. Nts., 6/15/12 557,000 576,495 7.875% Sr. Unsec. Nts., 2/15/09 300,000 307,125 -------------------------------------------------------------------------------- Arch Western Finance LLC, 6.75% Sr. Nts., 7/1/13 800,000 830,000 -------------------------------------------------------------------------------- California Steel Industries, Inc., 6.125% Sr. Nts., 3/15/14 800,000 798,000 -------------------------------------------------------------------------------- Century Aluminum Co., 7.50% Sr. Nts., 8/15/14 3 1,300,000 1,391,000 -------------------------------------------------------------------------------- Foundation PA Coal Co., 7.25% Sr. Nts., 8/1/14 3 650,000 695,500 -------------------------------------------------------------------------------- IMCO Recycling, Inc., 10.375% Sr. Sec. Nts., 10/15/10 700,000 798,000 -------------------------------------------------------------------------------- International Steel Group, Inc., 6.50% Sr. Nts., 4/15/14 300,000 323,250 -------------------------------------------------------------------------------- IPSCO, Inc., 8.75% Sr. Nts., 6/1/13 300,000 345,000 -------------------------------------------------------------------------------- Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14 1,364,000 1,691,360 -------------------------------------------------------------------------------- Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12 800,000 904,000 15 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- METALS & MINING Continued Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series B, 10/15/06 4,5 $ 1,000,000 $ 887,500 -------------------------------------------------------------------------------- Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13 900,000 1,030,500 -------------------------------------------------------------------------------- Massey Energy Co., 6.625% Sr. Nts., 11/15/10 400,000 420,000 -------------------------------------------------------------------------------- Metallurg, Inc., 11% Sr. Nts., 12/1/07 740,000 647,500 -------------------------------------------------------------------------------- Northwest Pipeline Corp., 8.125% Sr. Nts., 3/1/10 200,000 222,250 -------------------------------------------------------------------------------- Oregon Steel Mills, Inc., 10% Sr. Nts., 7/15/09 1,300,000 1,452,750 -------------------------------------------------------------------------------- Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13 1,000,000 1,087,500 -------------------------------------------------------------------------------- Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09 400,000 440,000 -------------------------------------------------------------------------------- UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12 1 400,000 459,000 -------------------------------------------------------------------------------- United States Steel Corp.: 9.75% Sr. Nts., 5/15/10 505,000 578,225 10.75% Sr. Nts., 8/1/08 389,000 459,993 ------------- 16,344,948 -------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--2.0% Abitibi-Consolidated, Inc., 8.55% Nts., 8/1/10 300,000 326,625 -------------------------------------------------------------------------------- Appleton Papers, Inc., 8.125% Sr. Nts., 6/15/11 600,000 649,500 -------------------------------------------------------------------------------- Buckeye Technologies, Inc., 8.50% Sr. Nts., 10/1/13 350,000 381,500 -------------------------------------------------------------------------------- Georgia-Pacific Corp.: 7.75% Sr. Unsec. Nts., 11/15/29 2,000,000 2,250,000 8.125% Sr. Unsec. Nts., 5/15/11 2,200,000 2,541,000 9.375% Sr. Unsec. Nts., 2/1/13 1,600,000 1,872,000 -------------------------------------------------------------------------------- Inland Fiber Group LLC, 9.625% Sr. Unsec. Nts., 11/15/07 1,4,5 300,000 136,500 -------------------------------------------------------------------------------- Norske Skog Canada Ltd., 7.375% Sr. Unsec. Nts., 3/1/14 600,000 628,500 -------------------------------------------------------------------------------- Riverside Forest Products Ltd., 7.875% Sr. Unsec. Sub. Nts., 3/1/14 600,000 663,000 -------------------------------------------------------------------------------- Tekni-Plex, Inc., 8.75% Sr. Sec. Nts., 11/15/13 3 1,557,000 1,557,000 -------------------------------------------------------------------------------- Tembec Industries, Inc.: 7.75% Sr. Nts., 3/15/12 700,000 680,750 8.50% Sr. Unsec. Nts., 2/1/11 57,000 57,570 -------------------------------------------------------------------------------- Western Forest Products, Inc., 15% Sec. Nts., 7/28/09 3,7 417,000 472,253 ------------- 12,216,198 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--9.6% -------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--3.7% American Tower Corp.: 7.125% Sr. Unsec. Nts., 10/15/12 3 $ 500,000 $ 513,750 9.375% Sr. Nts., 2/1/09 9 161,000 171,063 -------------------------------------------------------------------------------- Citizens Communications Co.: 6.25% Sr. Nts., 1/15/13 1,400,000 1,417,500 9% Sr. Unsec. Unsub. Nts., 8/15/31 600,000 688,500 9.25% Sr. Nts., 5/15/11 800,000 940,000 -------------------------------------------------------------------------------- Crown Castle International Corp., 7.50% Sr. Nts., 12/1/13 900,000 972,000 -------------------------------------------------------------------------------- MCI, Inc.: 6.908% Sr. Unsec. Nts., 5/1/07 2 2,729,000 2,800,636 7.688% Sr. Unsec. Nts., 5/1/09 2 1,000,000 1,037,500 -------------------------------------------------------------------------------- PSINet, Inc., 11% Sr. Nts., 8/1/09 1,4,5 886,049 13,291 -------------------------------------------------------------------------------- Qwest Capital Funding, Inc., 7.90% Unsec. Nts., 8/15/10 1,657,000 1,681,855 -------------------------------------------------------------------------------- Qwest Communications International, Inc., 7.25% Sr. Nts., 2/15/11 3 600,000 618,000 -------------------------------------------------------------------------------- Qwest Corp.: 6.875% Unsec. Debs., 9/15/33 1,000,000 925,000 9.125% Nts., 3/15/12 3 2,500,000 2,900,000 -------------------------------------------------------------------------------- Qwest Services Corp.: 14% Nts., 12/15/10 2,3 4,800,000 5,796,000 14.50% Nts., 12/15/14 3 1,700,000 2,159,000 -------------------------------------------------------------------------------- Teligent, Inc., 11.50% Sr. Nts., 12/1/07 1,4,5 400,000 -- -------------------------------------------------------------------------------- Time Warner Telecom LLC/Time Warner Telecom, Inc., 9.75% Sr. Nts., 7/15/08 100,000 101,750 -------------------------------------------------------------------------------- Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10 1,4,5 1,000,000 -- ------------- 22,735,845 -------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--5.9% Alamosa Delaware, Inc.: 8.50% Sr. Nts., 1/31/12 1,000,000 1,097,500 11% Sr. Unsec. Nts., 7/31/10 57,000 67,403 12.50% Sr. Unsec. Nts., 2/1/11 100,000 113,500 -------------------------------------------------------------------------------- American Cellular Corp., 10% Sr. Nts., Series B, 8/1/11 200,000 172,500 -------------------------------------------------------------------------------- American Tower Corp., 7.50% Sr. Nts., 5/1/12 1,650,000 1,740,750 -------------------------------------------------------------------------------- American Tower Escrow Corp., 12.25% Sr. Sub. Disc. Nts., 8/1/08 8 1,400,000 1,053,500 -------------------------------------------------------------------------------- AT&T Corp., 9.05% Sr. Unsec. Nts., 11/15/11 2 3,250,000 3,757,813 -------------------------------------------------------------------------------- CellNet Data Systems, Inc., Sr. Unsec. Disc. Nts., 10/1/07 1,4,5 1,834,000 -- -------------------------------------------------------------------------------- Centennial Cellular Operating Co. LLC/Centennial Communications Corp., 10.125% Sr. Nts., 6/15/13 1,700,000 1,916,750 16 | OPPENHEIMER HIGH INCOME FUND/VA PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES Continued Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11 $ 2,050,000 $ 2,234,500 -------------------------------------------------------------------------------- Dobson Cellular Systems, 8.375% Sec. Nts., 11/1/11 3 270,000 280,125 -------------------------------------------------------------------------------- Dobson Communications Corp., 8.875% Sr. Nts., 10/1/13 507,000 358,703 -------------------------------------------------------------------------------- IWO Escrow Co., Sr. Sec. Nts., 1/15/12 2,3,9 220,000 222,750 -------------------------------------------------------------------------------- Nextel Communications, Inc., 7.375% Sr. Nts., 8/1/15 6,490,000 7,171,450 -------------------------------------------------------------------------------- Nextel Partners, Inc.: 8.125% Sr. Nts., 7/1/11 700,000 780,500 12.50% Sr. Nts., 11/15/09 1,162,000 1,321,775 -------------------------------------------------------------------------------- Rogers Wireless Communications, Inc.: 6.375% Sec. Nts., 3/1/14 2,400,000 2,388,000 7.50% Sr. Sec. Nts., 3/15/15 3 900,000 954,000 8% Sr. Sub. Nts., 12/15/12 3 800,000 850,000 -------------------------------------------------------------------------------- Rural Cellular Corp.: 8.25% Sr. Sec. Nts., 3/15/12 775,000 823,438 9.75% Sr. Sub. Nts., 1/15/10 457,000 415,870 9.875% Sr. Nts., 2/1/10 1,100,000 1,124,750 -------------------------------------------------------------------------------- SBA Communications Corp., 8.50% Sr. Nts., 12/1/12 3 1,150,000 1,178,750 -------------------------------------------------------------------------------- SBA Telecommunications, Inc./SBA Communications Corp., 0%/9.75% Sr. Disc. Nts., 12/15/11 6 2,357,000 1,997,558 -------------------------------------------------------------------------------- Triton PCS, Inc., 8.50% Sr. Unsec. Nts., 6/1/13 1,300,000 1,261,000 -------------------------------------------------------------------------------- UbiquiTel Operating Co., 9.875% Sr. Nts., 3/1/11 1,100,000 1,240,250 -------------------------------------------------------------------------------- US Unwired, Inc., 10% Sr. Sec. Nts., 6/15/12 500,000 566,250 -------------------------------------------------------------------------------- Western Wireless Corp., 9.25% Sr. Unsec. Nts., 7/15/13 1,057,000 1,154,773 ------------- 36,244,158 -------------------------------------------------------------------------------- UTILITIES--6.2% -------------------------------------------------------------------------------- ELECTRIC UTILITIES--3.9% AES Corp. (The), 8.75% Sr. Sec. Nts., 5/15/13 3 1,150,000 1,312,438 -------------------------------------------------------------------------------- Allegheny Energy, Inc., 7.75% Nts., 8/1/05 300,000 305,625 -------------------------------------------------------------------------------- Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09 366,797 405,311 -------------------------------------------------------------------------------- Calpine Corp., 7.625% Sr. Nts., 4/15/06 360,000 355,500 -------------------------------------------------------------------------------- CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10 1,600,000 1,786,640 -------------------------------------------------------------------------------- CMS Energy Corp.: 7.50% Sr. Nts., 1/15/09 357,000 381,990 7.75% Sr. Nts., 8/1/10 400,000 439,500 9.875% Sr. Unsec. Nts., 10/15/07 1,400,000 1,571,500 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- ELECTRIC UTILITIES Continued CMS Energy X-TRAS Pass-Through Trust I, 7% Sr. Unsec. Pass-Through Certificates, 1/15/05 $ 500,000 $ 500,000 -------------------------------------------------------------------------------- ESI Tractebel Acquisition Corp., 7.99% Sec. Bonds, Series B, 12/30/11 1 882,000 935,834 -------------------------------------------------------------------------------- Midwest Generation LLC, 8.75% Sr. Sec. Nts., 5/1/34 3,600,000 4,104,000 -------------------------------------------------------------------------------- Mirant Americas Generation LLC, 8.30% Sr. Unsec. Nts., 5/1/11 4,5 200,000 212,500 -------------------------------------------------------------------------------- MSW Energy Holdings II LLC/MSW Energy Finance Co. II, Inc., 7.375% Sr. Sec. Nts., Series B, 9/1/10 700,000 738,500 -------------------------------------------------------------------------------- MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., 8.50% Sr. Sec. Nts., 9/1/10 400,000 440,000 -------------------------------------------------------------------------------- NRG Energy, Inc., 8% Sr. Sec. Nts., 12/15/13 3 2,500,000 2,737,500 -------------------------------------------------------------------------------- Reliant Energy, Inc., 6.75% Sr. Sec. Nts., 12/15/14 900,000 898,875 -------------------------------------------------------------------------------- Reliant Resources, Inc.: 9.25% Sr. Sec. Nts., 7/15/10 1,657,000 1,855,840 9.50% Sr. Sec. Nts., 7/15/13 1,600,000 1,826,000 -------------------------------------------------------------------------------- Teco Energy, Inc., 7.20% Unsec. Unsub. Nts., 5/1/11 2,000,000 2,200,000 -------------------------------------------------------------------------------- Texas Genco LLC, 6.875% Sr. Nts., 12/15/14 3 1,100,000 1,142,625 ------------- 24,150,178 -------------------------------------------------------------------------------- GAS UTILITIES--0.3% AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 8.875% Sr. Unsec. Nts., Series B, 5/20/11 10 1,400,000 1,533,000 -------------------------------------------------------------------------------- SEMCO Energy, Inc., 7.125% Sr. Nts., 5/15/08 400,000 430,109 ------------- 1,963,109 -------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER--1.9% AES Red Oak LLC: 8.54% Sr. Sec. Bonds, Series A, 11/30/19 1,031,898 1,163,465 9.20% Sr. Sec. Bonds, Series B, 11/30/29 500,000 563,750 -------------------------------------------------------------------------------- Consumers Energy Co.: 6.25% Nts., 9/15/06 300,000 313,344 6.375% Sr. Sec. Nts., 2/1/08 450,000 481,506 7.375% Nts., 9/15/23 350,000 362,054 -------------------------------------------------------------------------------- Dynegy Holdings, Inc.: 6.875% Sr. Unsec. Unsub. Nts., 4/1/11 3,340,000 3,231,450 8.75% Sr. Nts., 2/15/12 1,857,000 1,954,493 10.125% Sr. Sec. Nts., 7/15/13 3 1,850,000 2,127,500 -------------------------------------------------------------------------------- Mirant Mid-Atlantic LLC, 8.625% Sec. Pass-Through Certificates, Series A, 6/30/12 797,235 885,429 17 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER Continued NorthWestern Corp., 5.875% Sr. Sec. Nts., 11/1/14 3 $ 580,000 $ 596,223 ------------- 11,679,214 -------------------------------------------------------------------------------- WATER UTILITIES--0.1% National Waterworks, Inc., 10.50% Sr. Unsec. Sub. Nts., Series B, 12/1/12 300,000 339,000 ------------- Total Corporate Bonds and Notes (Cost $450,525,393) 478,080,198 SHARES -------------------------------------------------------------------------------- PREFERRED STOCKS--0.6% -------------------------------------------------------------------------------- AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg. 1,5,7 13,764 -- -------------------------------------------------------------------------------- Dobson Communications Corp., 6% Cv., Series F (converts into Dobson Communications Corp., Cl. A common stock), Non-Vtg. 3 800 56,071 -------------------------------------------------------------------------------- e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg. 1,5,7 498 50 -------------------------------------------------------------------------------- Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg. 1,5 8,000 698,000 -------------------------------------------------------------------------------- ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg. 1,5,7 342 -- -------------------------------------------------------------------------------- McLeodUSA, Inc., 2.50% Cv., Series A 5 3,258 11,875 -------------------------------------------------------------------------------- Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series A 1,5,7 22,013 44,026 -------------------------------------------------------------------------------- Paxson Communications Corp.: 14.25% Cum. Jr. Exchangeable, Non-Vtg. 1,7 92 678,500 14.25% Cum. Jr. Exchangeable, Non-Vtg. 1,5,7 -- 561 -------------------------------------------------------------------------------- PTV, Inc., 10% Cum., Series A, Non-Vtg. 22 75 -------------------------------------------------------------------------------- Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg. 1,5,7 1,177 915,118 -------------------------------------------------------------------------------- Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A 1 10,000 1,517,500 ------------- Total Preferred Stocks (Cost $4,490,451) 3,921,776 -------------------------------------------------------------------------------- COMMON STOCKS--1.6% -------------------------------------------------------------------------------- AboveNet, Inc. 5 159 5,088 -------------------------------------------------------------------------------- Broadwing Corp. 460 4,191 -------------------------------------------------------------------------------- Cebridge Connections Holding LLC 5 2,645 -- -------------------------------------------------------------------------------- Charles River Laboratories International, Inc. 5 8,360 384,644 -------------------------------------------------------------------------------- Chesapeake Energy Corp. 100,909 1,664,999 -------------------------------------------------------------------------------- Covad Communications Group, Inc. 5 20,660 44,419 -------------------------------------------------------------------------------- Crunch Equity Holdings, Cl. A 1,5 301 390,333 -------------------------------------------------------------------------------- Dobson Communications Corp., Cl. A 5 43,391 74,633 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS Continued Globix Corp. 5 11,467 $ 41,281 -------------------------------------------------------------------------------- Gulfstream Holding, Inc. 1,5 56 -- -------------------------------------------------------------------------------- Horizon Natural Resources Co. 1,5 20,000 -- -------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. 5 42,107 21,475 -------------------------------------------------------------------------------- iPCS, Inc. 5 9,973 304,177 -------------------------------------------------------------------------------- Leap Wireless International, Inc. 5 1,913 51,651 -------------------------------------------------------------------------------- Magellan Health Services, Inc. 5 9,965 340,404 -------------------------------------------------------------------------------- Manitowoc Co., Inc. (The) 1,039 39,118 -------------------------------------------------------------------------------- MCI, Inc. 1,629 32,841 -------------------------------------------------------------------------------- NTL, Inc. 5 18,902 1,379,090 -------------------------------------------------------------------------------- Orbital Sciences Corp. 5 2,235 26,440 -------------------------------------------------------------------------------- Pioneer Cos., Inc. 5 20,688 429,276 -------------------------------------------------------------------------------- Polymer Group, Inc., Cl. A 5 24,040 456,760 -------------------------------------------------------------------------------- Prandium, Inc. 1,5 62,829 691 -------------------------------------------------------------------------------- Sterling Chemicals, Inc. 1,5 396 14,751 -------------------------------------------------------------------------------- Telewest Global, Inc. 5 96,326 1,693,411 -------------------------------------------------------------------------------- Telus Corp. 1,079 31,183 -------------------------------------------------------------------------------- TVMAX Holdings, Inc. 1,5 7,500 44,625 -------------------------------------------------------------------------------- UnitedGlobalCom, Inc., Cl. A 5 143,824 1,389,340 -------------------------------------------------------------------------------- Viatel Holding Ltd. (Bermuda) 1,5 2,701 3,241 -------------------------------------------------------------------------------- Western Forest Products, Inc. 5 85,047 472,030 -------------------------------------------------------------------------------- Williams Cos., Inc. (The) 20,000 325,800 -------------------------------------------------------------------------------- WRC Media Corp. 1,5 1,353 27 -------------------------------------------------------------------------------- XO Communications, Inc. 5 2,646 8,044 ------------- Total Common Stocks (Cost $8,602,957) 9,673,963 UNITS -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.2% -------------------------------------------------------------------------------- American Tower Corp. Wts., Exp. 8/1/08 3,5 1,400 322,700 -------------------------------------------------------------------------------- ASAT Finance LLC Wts., Exp. 11/1/06 1,5 500 4 -------------------------------------------------------------------------------- Citigroup, Inc. Litigation Wts., Exp. 12/31/50 5 15,626 22,189 -------------------------------------------------------------------------------- COLO.com, Inc. Wts., Exp. 3/15/10 1,5 600 6 -------------------------------------------------------------------------------- Concentric Network Corp. Wts., Exp. 12/15/07 1,5 750 -- -------------------------------------------------------------------------------- Covergent Communications, Inc. Wts., Exp. 4/1/08 1,5 2,000 20 -------------------------------------------------------------------------------- DeCrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 1,5 1,750 -- -------------------------------------------------------------------------------- Diva Systems Corp. Wts., Exp. 3/1/08 1,5 1,500 -- -------------------------------------------------------------------------------- e.spire Communications, Inc. Wts., Exp. 11/1/05 1,5 475 5 -------------------------------------------------------------------------------- Horizon PCS, Inc. Wts., Exp. 10/1/10 1,5 1,300 -- 18 | OPPENHEIMER HIGH INCOME FUND/VA VALUE UNITS SEE NOTE 1 -------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES Continued -------------------------------------------------------------------------------- Huntsman Co. LLC Wts., Exp. 5/15/11 1,5 1,000 $ 470,500 -------------------------------------------------------------------------------- ICG Communications, Inc. Wts., Exp. 9/15/05 1,5 5,940 59 -------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. Wts.: Exp. 5/16/06 1,5 10,561 53 Exp. 5/16/06 1,5 16 -- -------------------------------------------------------------------------------- Imperial Credit Industries, Inc. Wts., Exp. 1/31/08 1,5 5,148 -- -------------------------------------------------------------------------------- Insilco Corp. Wts., Exp. 8/15/07 1,5 765 -- -------------------------------------------------------------------------------- iPCS, Inc. Wts., Exp. 6/15/10 1,5 750 8 -------------------------------------------------------------------------------- Leap Wireless International, Inc. Wts., Exp. 4/15/10 1,5 550 6 -------------------------------------------------------------------------------- Long Distance International, Inc. Wts., Exp. 4/13/08 1,5 800 -- -------------------------------------------------------------------------------- Loral Space & Communications Ltd. Wts., Exp. 1/15/07 1,5 800 8 -------------------------------------------------------------------------------- McLeodUSA, Inc. Wts., Exp. 4/16/07 5 7,220 1,516 -------------------------------------------------------------------------------- Millenium Seacarriers, Inc. Wts., Exp. 7/15/05 1,5 1,500 15 -------------------------------------------------------------------------------- Ntelos, Inc. Wts., Exp. 8/15/10 1,5 1,000 10 -------------------------------------------------------------------------------- Pathmark Stores, Inc. Wts., Exp. 9/19/10 5 20,000 4,000 -------------------------------------------------------------------------------- Protection One, Inc. Wts., Exp. 6/30/05 1,5 1,600 -- -------------------------------------------------------------------------------- Sterling Chemicals, Inc. Wts., Exp. 12/19/08 1,5 647 3,017 -------------------------------------------------------------------------------- Transocean, Inc. Wts., Exp. 5/1/09 3,5 1,000 453,125 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. A Wts., Exp. 1/16/10 5 5,300 3,578 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. B Wts., Exp. 1/16/10 5 3,975 1,908 -------------------------------------------------------------------------------- XO Communications, Inc., Cl. C Wts., Exp. 1/16/10 5 3,975 1,550 ------------- Total Rights, Warrants and Certificates (Cost $256,478) 1,284,277 PRINCIPAL AMOUNT -------------------------------------------------------------------------------- STRUCTURED NOTES--7.9% -------------------------------------------------------------------------------- Bear Stearns Cos., Inc. (The), High Yield Index Linked Nts., 0%, 5/8/05 8 $ 6,000,000 6,128,400 -------------------------------------------------------------------------------- Dow Jones CDX High Yield Index Pass-Through Certificates: Series 3-1, 7.75%, 12/29/09 3,11 11,000,000 11,323,125 Series 3-3, 8%, 12/29/09 3,11 17,400,000 17,867,625 Series 3-4, 10.50%, 12/29/09 3,11 11,500,000 11,765,938 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- STRUCTURED NOTES Continued -------------------------------------------------------------------------------- Lehman Brothers Holdings, Inc., High Yield Targeted Return Index Securities, Series 2004-1, 8.218%, 8/1/15 1,10,11 $ 953,488 $ 1,063,481 ------------- Total Structured Notes (Cost $46,981,804) 48,148,569 -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--9.6% -------------------------------------------------------------------------------- Undivided interest of 4.07% in joint repurchase agreement (Principal Amount/Value $1,443,703,000, with a maturity value of $1,443,962,867) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $58,766,576 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a value of $1,474,609,071 (Cost $58,756,000) 58,756,000 58,756,000 -------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $571,908,681) 98.2% 602,175,363 -------------------------------------------------------------------------------- OTHER ASSETS NET OF LIABILITIES 1.8 11,242,358 ----------------------------- NET ASSETS 100.0% $ 613,417,721 ============================= FOOTNOTES TO STATEMENT OF INVESTMENTS PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCY: EUR EURO 1. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $23,784,798, which represents 3.88% of the Fund's net assets, of which $691 is considered restricted. See Note 8 of Notes to Financial Statements. 2. Represents the current interest rate for a variable or increasing rate security. 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $132,039,023 or 21.53% of the Fund's net assets as of December 31, 2004. 4. Issue is in default. See Note 1 of Notes to Financial Statements. 5. Non-income producing security. 6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 7. Interest or dividend is paid-in-kind. 8. Zero coupon bond reflects effective yield on the date of purchase. 9. When-issued security or forward commitment to be delivered and settled after December 31, 2004. See Note 1 of Notes to Financial Statements. 10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $363,592. See Note 6 of Notes to Financial Statements. 11. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 19 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF ASSETS AND LIABILITIES December 31, 2004 -------------------------------------------------------------------------------- ----------------------------------------------------------------------------------------------------------------------- ASSETS ----------------------------------------------------------------------------------------------------------------------- Investments, at value (cost $571,908,681)--see accompanying statement of investments $ 602,175,363 ----------------------------------------------------------------------------------------------------------------------- Cash 1,323,413 ----------------------------------------------------------------------------------------------------------------------- Cash--foreign currencies (cost $5,025) 5,025 ----------------------------------------------------------------------------------------------------------------------- Receivables and other assets: Interest, dividends and principal paydowns 9,052,296 Shares of beneficial interest sold 1,245,171 Investments sold 225,785 Other 8,576 -------------- Total assets 614,035,629 ----------------------------------------------------------------------------------------------------------------------- LIABILITIES ----------------------------------------------------------------------------------------------------------------------- Unrealized depreciation on swap contracts 90,514 ----------------------------------------------------------------------------------------------------------------------- Payables and other liabilities: Investments purchased on a when-issued basis or forward commitment 220,000 Shares of beneficial interest redeemed 153,752 Distribution and service plan fees 77,618 Shareholder communications 26,663 Trustees' compensation 12,530 Futures margins 5,000 Transfer and shareholder servicing agent fees 1,733 Other 30,098 -------------- Total liabilities 617,908 ----------------------------------------------------------------------------------------------------------------------- NET ASSETS $ 613,417,721 ============== ----------------------------------------------------------------------------------------------------------------------- COMPOSITION OF NET ASSETS ----------------------------------------------------------------------------------------------------------------------- Par value of shares of beneficial interest $ 69,751 ----------------------------------------------------------------------------------------------------------------------- Additional paid-in capital 656,159,098 ----------------------------------------------------------------------------------------------------------------------- Accumulated net investment income 37,454,171 ----------------------------------------------------------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (110,525,544) ----------------------------------------------------------------------------------------------------------------------- Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 30,260,245 -------------- NET ASSETS $ 613,417,721 ============== ----------------------------------------------------------------------------------------------------------------------- NET ASSET VALUE PER SHARE ----------------------------------------------------------------------------------------------------------------------- Non-Service shares: Net asset value, redemption price per share and offering price per share (based on net assets of $479,405,199 and 54,454,794 shares of beneficial interest outstanding) $ 8.80 ----------------------------------------------------------------------------------------------------------------------- Service shares: Net asset value, redemption price per share and offering price per share (based on net assets of $134,012,522 and 15,296,009 shares of beneficial interest outstanding) $ 8.76 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 20 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENT OF OPERATIONS For the Year Ended December 31, 2004 -------------------------------------------------------------------------------- --------------------------------------------------------------------------------------- INVESTMENT INCOME --------------------------------------------------------------------------------------- Interest (net of foreign withholding taxes of $617) $ 43,139,671 --------------------------------------------------------------------------------------- Portfolio lending fees 6,683 ------------- Total investment income 43,146,354 --------------------------------------------------------------------------------------- EXPENSES --------------------------------------------------------------------------------------- Management fees 4,058,869 --------------------------------------------------------------------------------------- Distribution and service plan fees--Service shares 253,266 --------------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Non-Service shares 10,157 Service shares 10,042 --------------------------------------------------------------------------------------- Shareholder communications: Non-Service shares 52,908 Service shares 12,135 --------------------------------------------------------------------------------------- Custodian fees and expenses 19,333 --------------------------------------------------------------------------------------- Trustees' compensation 16,825 --------------------------------------------------------------------------------------- Other 56,941 ------------- Total expenses 4,490,476 Less reduction to custodian expenses (14,793) ------------- Net expenses 4,475,683 --------------------------------------------------------------------------------------- NET INVESTMENT INCOME 38,670,671 --------------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) --------------------------------------------------------------------------------------- Net realized gain (loss) on: Investments (613,058) Closing of futures contracts 64,322 Foreign currency transactions 327,659 Swap contracts (461,773) ------------- Net realized loss (682,850) --------------------------------------------------------------------------------------- Net change in unrealized appreciation on: Investments 10,248,803 Translation of assets and liabilities denominated in foreign currencies 45,315 Futures contracts 76,370 Swap contracts (90,514) ------------- Net change in unrealized appreciation 10,279,974 --------------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 48,267,795 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 21 | OPPENHEIMER HIGH INCOME FUND/VA STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- YEAR ENDED DECEMBER 31, 2004 2003 -------------------------------------------------------------------------------------------------------------------------- OPERATIONS -------------------------------------------------------------------------------------------------------------------------- Net investment income $ 38,670,671 $ 36,198,271 -------------------------------------------------------------------------------------------------------------------------- Net realized loss (682,850) (3,373,657) -------------------------------------------------------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) 10,279,974 60,265,270 ---------------------------- Net increase in net assets resulting from operations 48,267,795 93,089,884 -------------------------------------------------------------------------------------------------------------------------- DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS -------------------------------------------------------------------------------------------------------------------------- Dividends from net investment income: Non-Service shares (29,416,204) (26,819,814) Service shares (5,469,874) (1,672,018) -------------------------------------------------------------------------------------------------------------------------- BENEFICIAL INTEREST TRANSACTIONS -------------------------------------------------------------------------------------------------------------------------- Net increase (decrease) in net assets resulting from beneficial interest transactions: Non-Service shares (10,547,360) 76,658,765 Service shares 54,117,983 51,833,851 -------------------------------------------------------------------------------------------------------------------------- NET ASSETS -------------------------------------------------------------------------------------------------------------------------- Total increase 56,952,340 193,090,668 -------------------------------------------------------------------------------------------------------------------------- Beginning of period 556,465,381 363,374,713 ---------------------------- End of period (including accumulated net investment income of $37,454,171 and $33,660,739, respectively) $613,417,721 $556,465,381 ============================ SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 22 | OPPENHEIMER HIGH INCOME FUND/VA FINANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- NON-SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 ---------------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ---------------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 8.61 $ 7.51 $ 8.54 $ 9.27 $ 10.72 ---------------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .58 1 .60 .58 .84 1.00 Net realized and unrealized gain (loss) .15 1.09 (.76) (.62) (1.36) -------------------------------------------------------------------------------- Total from investment operations .73 1.69 (.18) .22 (.36) ---------------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.54) (.59) (.85) (.95) (1.09) ---------------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 8.80 $ 8.61 $ 7.51 $ 8.54 $ 9.27 ================================================================================ ---------------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 2 8.97% 23.96% (2.40)% 1.97% (3.74)% ---------------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ---------------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 479,405 $ 480,112 $ 345,670 $ 344,788 $ 333,533 ---------------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 460,877 $ 396,858 $ 335,894 $ 347,723 $ 329,260 ---------------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 3 Net investment income 6.91% 8.31% 8.29% 9.94% 10.47% Total expenses 0.75% 4 0.76% 4 0.77% 4 0.79% 4 0.79% 4 ---------------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 51% 48% 75% 46% 31% 1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 23 | OPPENHEIMER HIGH INCOME FUND/VA FINANCIAL HIGHLIGHTS Continued -------------------------------------------------------------------------------- SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 1 ---------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ---------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 8.58 $ 7.49 $ 8.54 $ 8.40 ---------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .56 2 .61 .88 .20 Net realized and unrealized gain (loss) .15 1.06 (1.08) (.06) -------------------------------------------------------------------- Total from investment operations .71 1.67 (.20) .14 ---------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.53) (.58) (.85) -- ---------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 8.76 $ 8.58 $ 7.49 $ 8.54 ==================================================================== ---------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 3 8.73% 23.79% (2.67)% 1.67% ---------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ---------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 134,013 $ 76,354 $ 17,705 $ 3 ---------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 101,464 $ 41,246 $ 5,602 $ 2 ---------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 4 Net investment income 6.63% 7.84% 8.91% 12.51% Total expenses 1.01% 5 1.04% 5 1.02% 5,6 0.96% 5 ---------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 51% 48% 75% 46% 1. For the period from September 18, 2001 (inception of offering) to December 31, 2001. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. 6. Voluntary waiver of transfer agent fees less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 24 | OPPENHEIMER HIGH INCOME FUND/VA NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer High Income Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income from investment in high-yield fixed-income securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2004, the market value of these securities comprised 7.9% of the Fund's net assets and resulted in unrealized cumulative gains of $1,166,765. -------------------------------------------------------------------------------- SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward 25 | OPPENHEIMER HIGH INCOME FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Fund had purchased $220,000 of securities on a when-issued basis or forward commitment. -------------------------------------------------------------------------------- SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2004, securities with an aggregate market value of $6,822,262, representing 1.11% of the Fund's net assets, were in default. -------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. 26 | OPPENHEIMER HIGH INCOME FUND/VA NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES ------------------------------------------------------------------------------ $37,883,370 $-- $108,492,664 $28,050,771 1. As of December 31, 2004, the Fund had $107,323,569 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING ------------------------- 2006 $ 3,401,577 2007 4,933,260 2008 11,572,833 2009 22,696,701 2010 56,061,391 2011 8,529,303 2012 128,504 ------------- Total $ 107,323,569 ============= 2. As of December 31, 2004, the Fund had $1,169,095 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013. 3. During the fiscal year ended December 31, 2004, the Fund did not utilize any capital loss carryforward. 4. During the fiscal year ended December 31, 2003, the Fund did not utilize any capital loss carryforward. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications. INCREASE TO INCREASE TO ACCUMULATED ACCUMULATED NET NET INVESTMENT REALIZED LOSS INCOME ON INVESTMENTS ----------------------------------------------- $8,839 $8,839 The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows: YEAR ENDED YEAR ENDED DECEMBER 31, 2004 DECEMBER 31, 2003 ------------------------------------------------------------------------ Distributions paid from: Ordinary income $34,886,078 $28,491,832 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 573,928,234 Federal tax cost of other investments 6,176,172 --------------- Total federal tax cost $ 580,104,406 =============== Gross unrealized appreciation $ 42,282,791 Gross unrealized depreciation (14,232,020) --------------- Net unrealized appreciation $ 28,050,771 =============== 27 | OPPENHEIMER HIGH INCOME FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED DECEMBER 31, 2004 YEAR ENDED DECEMBER 31, 2003 SHARES AMOUNT SHARES AMOUNT --------------------------------------------------------------------------------------------------------------------- NON-SERVICE SHARES Sold 23,243,919 $ 196,620,675 28,774,062 $ 229,684,313 Dividends and/or distributions reinvested 3,591,722 29,416,204 3,719,807 26,819,814 Redeemed (28,128,136) (236,584,239) (22,801,608) (179,845,362) ------------------------------------------------------------------ Net increase (decrease) (1,292,495) $ (10,547,360) 9,692,261 $ 76,658,765 ================================================================== 28 | OPPENHEIMER HIGH INCOME FUND/VA YEAR ENDED DECEMBER 31, 2004 YEAR ENDED DECEMBER 31, 2003 SHARES AMOUNT SHARES AMOUNT --------------------------------------------------------------------------------------------------------------------- SERVICE SHARES Sold 12,247,468 $ 103,415,502 13,073,333 $ 104,602,083 Dividends and/or distributions reinvested 669,507 5,469,874 232,224 1,672,018 Redeemed (6,517,361) (54,767,393) (6,772,325) (54,440,250) ------------------------------------------------------------------ Net increase 6,399,614 $ 54,117,983 6,533,232 $ 51,833,851 ================================================================== -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $314,901,839 and $240,904,813, respectively. -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. -------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. -------------------------------------------------------------------------------- TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $20,130 to OFS for services to the Fund. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. -------------------------------------------------------------------------------- PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. 29 | OPPENHEIMER HIGH INCOME FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS Continued The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. As of December 31, 2004, the Fund had no outstanding foreign currency contracts. -------------------------------------------------------------------------------- 6. FUTURES CONTRACTS A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts. The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired. Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of December 31, 2004, the Fund had outstanding futures contracts as follows: EXPIRATION NUMBER OF VALUATION AS OF UNREALIZED CONTRACT DESCRIPTION DATE CONTRACTS DECEMBER 31, 2004 APPRECIATION ---------------------------------------------------------------------------------------------- CONTRACTS TO PURCHASE Standard & Poor's 500 Index 3/17/05 20 $6,068,500 $82,250 -------------------------------------------------------------------------------- 7. INTEREST RATE SWAP CONTRACTS The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount 30 | OPPENHEIMER HIGH INCOME FUND/VA is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. As of December 31, 2004, the Fund had entered into the following interest rate swap agreements: FIXED RATE FLOATING RATE PAID BY RECEIVED BY NOTIONAL THE FUND AT THE FUND AT FLOATING TERMINATION UNREALIZED SWAP COUNTERPARTY AMOUNT DEC. 31, 2004 DEC. 31, 2004 RATE INDEX DATE DEPRECIATION ------------------------------------------------------------------------------------------------------------------- Three-Month Deutshe Bank AG $20,000,000 4.11% 2.41% LIBOR flat 12/2/09 $90,514 Index abbreviation is as follows: LIBOR London-Interbank Offered Rate -------------------------------------------------------------------------------- 8. ILLIQUID OR RESTRICTED SECURITIES As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Information concerning restricted securities is as follows: Acquisition Valuation as of Unrealized Security Dates Cost December 31, 2004 Depreciation -------------------------------------------------------------------------------------- Prandium, Inc. 3/19/99-7/19/02 $738,000 $691 $737,309 -------------------------------------------------------------------------------- 9. SECURITIES LENDING The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had no securities on loan. -------------------------------------------------------------------------------- 10. LITIGATION A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, 31 | OPPENHEIMER HIGH INCOME FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 10. LITIGATION Continued consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET SMALL CAP FUND/VA: We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Denver, Colorado February 11, 2005 STATEMENT OF INVESTMENTS December 31, 2004 -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMMON STOCKS--98.5% --------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--16.4% --------------------------------------------------------------------------------- AUTO COMPONENTS--1.0% Aftermarket Technology Corp. 1 2,400 $ 38,640 --------------------------------------------------------------------------------- ArvinMeritor, Inc. 10,700 239,359 --------------------------------------------------------------------------------- Autoliv, Inc. 4,200 202,860 --------------------------------------------------------------------------------- Collins & Aikman Corp. 1 7,600 33,136 --------------------------------------------------------------------------------- Cooper Tire & Rubber Co. 5,200 112,060 --------------------------------------------------------------------------------- Dana Corp. 5,100 88,383 --------------------------------------------------------------------------------- Drew Industries, Inc. 1 2,700 97,659 --------------------------------------------------------------------------------- Dura Automotive Systems, Inc. 1 500 5,415 --------------------------------------------------------------------------------- Goodyear Tire & Rubber Co. 1 21,400 313,724 --------------------------------------------------------------------------------- Keystone Automotive Industries, Inc. 1 1,100 25,575 --------------------------------------------------------------------------------- Midas, Inc. 1 11,900 238,000 --------------------------------------------------------------------------------- Modine Manufacturing Co. 200 6,754 --------------------------------------------------------------------------------- Shiloh Industries, Inc. 1 2,900 40,600 --------------------------------------------------------------------------------- Spartan Motors, Inc. 2,700 32,211 --------------------------------------------------------------------------------- Standard Motor Products, Inc. 5,600 88,480 --------------------------------------------------------------------------------- Stoneridge, Inc. 1 1,900 28,747 --------------------------------------------------------------------------------- Tenneco Automotive, Inc. 1 16,100 277,564 --------------------------------------------------------------------------------- Visteon Corp. 26,500 258,905 -------------- 2,128,072 --------------------------------------------------------------------------------- AUTOMOBILES--0.3% Monaco Coach Corp. 7,200 148,104 --------------------------------------------------------------------------------- Thor Industries, Inc. 2,600 96,330 --------------------------------------------------------------------------------- Winnebago Industries, Inc. 8,100 316,386 -------------- 560,820 --------------------------------------------------------------------------------- DISTRIBUTORS--0.4% Andersons, Inc. (The) 500 12,750 --------------------------------------------------------------------------------- BlueLinx Holdings, Inc. 1 14,000 202,580 --------------------------------------------------------------------------------- Handleman Co. 12,000 257,760 --------------------------------------------------------------------------------- WESCO International, Inc. 1 9,200 272,688 -------------- 745,778 --------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--3.0% AFC Enterprises, Inc. 1 600 14,226 --------------------------------------------------------------------------------- Ambassadors Group, Inc. 4,100 146,001 --------------------------------------------------------------------------------- Ameristar Casinos, Inc. 6,300 271,593 --------------------------------------------------------------------------------- Applebee's International, Inc. 1,450 38,353 --------------------------------------------------------------------------------- Argosy Gaming Co. 1 4,700 219,490 --------------------------------------------------------------------------------- Aztar Corp. 1 4,400 153,648 --------------------------------------------------------------------------------- Bally Total Fitness Holding Corp. 1 2,800 11,872 --------------------------------------------------------------------------------- BJ's Restaurants, Inc. 1 2,200 30,800 --------------------------------------------------------------------------------- Bluegreen Corp. 1 13,900 275,637 --------------------------------------------------------------------------------- Caesars Entertainment, Inc. 1 5,200 104,728 --------------------------------------------------------------------------------- California Pizza Kitchen, Inc. 1 9,100 209,300 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE Continued CBRL Group, Inc. 3,900 $ 163,215 --------------------------------------------------------------------------------- CEC Entertainment, Inc. 1 13,950 557,582 --------------------------------------------------------------------------------- Checkers Drive-In Restaurants, Inc. 1 2,200 29,480 --------------------------------------------------------------------------------- Choice Hotels International, Inc. 3,200 185,600 --------------------------------------------------------------------------------- Ctrip.com International Ltd., ADR 1 2,800 128,856 --------------------------------------------------------------------------------- Dave & Buster's, Inc. 1 10,900 220,180 --------------------------------------------------------------------------------- Domino's Pizza, Inc. 5,300 94,340 --------------------------------------------------------------------------------- Dover Downs Gaming & Entertainment, Inc. 3,500 45,850 --------------------------------------------------------------------------------- Frisch's Restaurants, Inc. 100 2,383 --------------------------------------------------------------------------------- Gaylord Entertainment Co., Cl. A 1 6,100 253,333 --------------------------------------------------------------------------------- Great Wolf Resorts, Inc. 1 10,100 225,634 --------------------------------------------------------------------------------- Isle of Capri Casinos, Inc. 1 14,400 369,360 --------------------------------------------------------------------------------- Jack in the Box, Inc. 1 13,800 508,806 --------------------------------------------------------------------------------- La Quinta Corp. 1 38,000 345,420 --------------------------------------------------------------------------------- Landry's Restaurants, Inc. 2,100 61,026 --------------------------------------------------------------------------------- Lone Star Steakhouse & Saloon, Inc. 2,400 67,200 --------------------------------------------------------------------------------- Monarch Casino & Resort, Inc. 1 3,400 137,870 --------------------------------------------------------------------------------- Navigant International, Inc. 1 4,900 59,633 --------------------------------------------------------------------------------- O'Charley's, Inc. 1 800 15,640 --------------------------------------------------------------------------------- Outback Steakhouse, Inc. 800 36,624 --------------------------------------------------------------------------------- P.F. Chang's China Bistro, Inc. 1 2,500 140,875 --------------------------------------------------------------------------------- Papa John's International, Inc. 1 4,600 158,424 --------------------------------------------------------------------------------- Pinnacle Entertainment, Inc. 1 6,500 128,570 --------------------------------------------------------------------------------- Rare Hospitality International, Inc. 1 2,450 78,057 --------------------------------------------------------------------------------- Red Robin Gourmet Burgers, Inc. 1 800 42,776 --------------------------------------------------------------------------------- Ryan's Restaurant Group, Inc. 1 3,200 49,344 --------------------------------------------------------------------------------- Scientific Games Corp., Cl. A 1 2,000 47,680 --------------------------------------------------------------------------------- Six Flags, Inc. 1 40,600 218,022 --------------------------------------------------------------------------------- Sonic Corp. 1 7,050 215,025 --------------------------------------------------------------------------------- Speedway Motorsports, Inc. 1,200 47,016 --------------------------------------------------------------------------------- Steak n Shake Co. (The) 1 5,500 110,440 --------------------------------------------------------------------------------- The9 Ltd., ADR 1 4,100 96,842 --------------------------------------------------------------------------------- Vail Resorts, Inc. 1 3,900 87,438 -------------- 6,404,189 --------------------------------------------------------------------------------- HOUSEHOLD DURABLES--2.2% American Greetings Corp., Cl. A 19,600 496,860 --------------------------------------------------------------------------------- Avatar Holdings, Inc. 1 300 14,430 --------------------------------------------------------------------------------- Bassett Furniture Industries, Inc. 900 17,663 --------------------------------------------------------------------------------- Beazer Homes USA, Inc. 1,600 233,936 --------------------------------------------------------------------------------- Black & Decker Corp. 2,300 203,159 --------------------------------------------------------------------------------- Blount International, Inc. 1 11,700 203,814 --------------------------------------------------------------------------------- Brookfield Homes Corp. 1,700 57,630 --------------------------------------------------------------------------------- Champion Enterprises, Inc. 1 3,100 36,642 --------------------------------------------------------------------------------- Chromcraft Revington, Inc. 1 600 7,380 7 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- HOUSEHOLD DURABLES Continued Comstock Homebuilding Cos., Inc., Cl. A 1 6,000 $ 130,620 --------------------------------------------------------------------------------- CSS Industries, Inc. 4,100 130,216 --------------------------------------------------------------------------------- Enesco Group, Inc. 1 200 1,616 --------------------------------------------------------------------------------- Ethan Allen Interiors, Inc. 6,700 268,134 --------------------------------------------------------------------------------- Furniture Brands International, Inc. 15,600 390,780 --------------------------------------------------------------------------------- Interface, Inc., Cl. A 1 3,000 29,910 --------------------------------------------------------------------------------- KB Home 600 62,640 --------------------------------------------------------------------------------- Kimball International, Inc., Cl. B 3,700 54,797 --------------------------------------------------------------------------------- La-Z-Boy, Inc. 3,500 53,795 --------------------------------------------------------------------------------- Leggett & Platt, Inc. 3,100 88,133 --------------------------------------------------------------------------------- Levitt Corp., Cl. A 1,800 55,026 --------------------------------------------------------------------------------- M.D.C. Holdings, Inc. 580 50,135 --------------------------------------------------------------------------------- Maytag Corp. 2,400 50,640 --------------------------------------------------------------------------------- Meritage Homes Corp. 1 3,500 394,450 --------------------------------------------------------------------------------- Mestek, Inc. 1 700 12,670 --------------------------------------------------------------------------------- Movado Group, Inc. 600 11,190 --------------------------------------------------------------------------------- National Presto Industries, Inc. 300 13,650 --------------------------------------------------------------------------------- Ryland Group, Inc. (The) 3,100 178,374 --------------------------------------------------------------------------------- Snap-On, Inc. 4,400 151,184 --------------------------------------------------------------------------------- Standard Pacific Corp. 1,800 115,452 --------------------------------------------------------------------------------- Stanley Furniture Co., Inc. 3,600 161,820 --------------------------------------------------------------------------------- Stanley Works (The) 3,700 181,263 --------------------------------------------------------------------------------- Technical Olympic USA, Inc. 6,600 167,508 --------------------------------------------------------------------------------- Tupperware Corp. 12,300 254,856 --------------------------------------------------------------------------------- Universal Electronics, Inc. 1 5,000 88,000 --------------------------------------------------------------------------------- Whirlpool Corp. 1,400 96,894 --------------------------------------------------------------------------------- Yankee Candle, Inc. (The) 1 6,100 202,398 -------------- 4,667,665 --------------------------------------------------------------------------------- INTERNET & CATALOG RETAIL--0.3% 1-800-FLOWERS.com, Inc. 1 2,500 21,025 --------------------------------------------------------------------------------- Audible, Inc. 1 5,600 145,880 --------------------------------------------------------------------------------- GSI Commerce, Inc. 1 3,100 55,118 --------------------------------------------------------------------------------- Insight Enterprises, Inc. 1 13,100 268,812 --------------------------------------------------------------------------------- J. Jill Group, Inc. 1 4,000 59,560 --------------------------------------------------------------------------------- Provide Commerce, Inc. 1 1,800 66,870 --------------------------------------------------------------------------------- ValueVision Media, Inc., Cl. A 1 8,300 115,453 -------------- 732,718 --------------------------------------------------------------------------------- LEISURE EQUIPMENT & PRODUCTS--1.1% Action Performance Cos., Inc. 10,300 113,197 --------------------------------------------------------------------------------- Arctic Cat, Inc. 2,600 68,952 --------------------------------------------------------------------------------- Callaway Golf Co. 8,400 113,400 --------------------------------------------------------------------------------- Hasbro, Inc. 6,300 122,094 --------------------------------------------------------------------------------- JAKKS Pacific, Inc. 1 5,500 121,605 --------------------------------------------------------------------------------- Marine Products Corp. 1,000 26,110 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- LEISURE EQUIPMENT & PRODUCTS Continued MarineMax, Inc. 1 1,800 $ 53,568 --------------------------------------------------------------------------------- Marvel Enterprises, Inc. 1 16,400 335,872 --------------------------------------------------------------------------------- Nautilus Group, Inc. (The) 22,100 534,157 --------------------------------------------------------------------------------- Oakley, Inc. 500 6,375 --------------------------------------------------------------------------------- Polaris Industries, Inc. 1,900 129,238 --------------------------------------------------------------------------------- RC2 Corp. 1 7,700 251,020 --------------------------------------------------------------------------------- SCP Pool Corp. 11,012 351,283 --------------------------------------------------------------------------------- Steinway Musical Instruments, Inc. 1 4,600 133,124 -------------- 2,359,995 --------------------------------------------------------------------------------- MEDIA--1.5% 4Kids Entertainment, Inc. 1 5,900 124,018 --------------------------------------------------------------------------------- Advo, Inc. 1,850 65,953 --------------------------------------------------------------------------------- Beasley Broadcast Group, Inc., Cl. A 1 100 1,753 --------------------------------------------------------------------------------- Carmike Cinemas, Inc. 800 29,200 --------------------------------------------------------------------------------- Catalina Marketing Corp. 14,000 414,820 --------------------------------------------------------------------------------- Charter Communications, Inc., Cl. A 1 47,800 107,072 --------------------------------------------------------------------------------- Entravision Communications Corp. 1 5,400 45,090 --------------------------------------------------------------------------------- Gemstar-TV Guide International, Inc. 1 10,600 62,752 --------------------------------------------------------------------------------- Getty Images, Inc. 1 1,900 130,815 --------------------------------------------------------------------------------- Gray Television, Inc. 2,100 32,550 --------------------------------------------------------------------------------- Harte-Hanks, Inc. 1,100 28,578 --------------------------------------------------------------------------------- Hearst-Argyle Television, Inc. 1,400 36,932 --------------------------------------------------------------------------------- Hollinger International, Inc. 1,600 25,088 --------------------------------------------------------------------------------- Insight Communications Co., Inc. 1 4,700 43,569 --------------------------------------------------------------------------------- Lakes Gaming, Inc. 1 3,100 50,499 --------------------------------------------------------------------------------- Lin TV Corp. 1 3,200 61,120 --------------------------------------------------------------------------------- Martha Stewart Living Omnimedia, Inc., Cl. A 1 7,300 211,846 --------------------------------------------------------------------------------- Media General, Inc., Cl. A 400 25,924 --------------------------------------------------------------------------------- Mediacom Communications Corp. 1 28,500 178,125 --------------------------------------------------------------------------------- Meredith Corp. 1,800 97,560 --------------------------------------------------------------------------------- New Frontier Media, Inc. 1 700 5,543 --------------------------------------------------------------------------------- Playboy Enterprises, Inc., Cl. B 1 2,500 30,725 --------------------------------------------------------------------------------- PRIMEDIA, Inc. 1 4,100 15,580 --------------------------------------------------------------------------------- ProQuest Co. 1 800 23,760 --------------------------------------------------------------------------------- Pulitzer, Inc. 100 6,485 --------------------------------------------------------------------------------- R.H. Donnelley Corp. 1 3,700 218,485 --------------------------------------------------------------------------------- Radio One, Inc., Cl. D 1 3,600 58,032 --------------------------------------------------------------------------------- Readers Digest Assn., Inc. (The), Cl. A, Non-Vtg 14,500 201,695 --------------------------------------------------------------------------------- Salem Communications Corp., Cl. A 1 7,500 187,125 --------------------------------------------------------------------------------- Thomas Nelson, Inc. 5,200 117,520 --------------------------------------------------------------------------------- TiVo, Inc. 1 12,200 71,614 --------------------------------------------------------------------------------- Westwood One, Inc. 1 3,900 105,027 --------------------------------------------------------------------------------- Wiley (John) & Sons, Inc., Cl. A 2,400 83,616 8 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- MEDIA Continued World Wrestling Federation Entertainment, Inc. 12,600 $ 152,838 --------------------------------------------------------------------------------- WPT Enterprises, Inc. 1 1,500 25,500 -------------- 3,076,809 --------------------------------------------------------------------------------- MULTILINE RETAIL--0.5% Big Lots, Inc. 1 4,200 50,946 --------------------------------------------------------------------------------- Dillard's, Inc., Cl. A 9,700 260,639 --------------------------------------------------------------------------------- Shopko Stores, Inc. 1 11,700 218,556 --------------------------------------------------------------------------------- Stage Stores, Inc. 1 6,500 269,880 --------------------------------------------------------------------------------- Stein Mart, Inc. 1 20,900 356,554 -------------- 1,156,575 --------------------------------------------------------------------------------- SPECIALTY RETAIL--5.0% A.C. Moore Arts & Crafts, Inc. 1 1,100 31,691 --------------------------------------------------------------------------------- Aaron Rents, Inc. 8,400 210,000 --------------------------------------------------------------------------------- Abercrombie & Fitch Co., Cl. A 4,500 211,275 --------------------------------------------------------------------------------- Aeropostale, Inc. 1 12,550 369,347 --------------------------------------------------------------------------------- American Eagle Outfitters, Inc. 3,900 183,690 --------------------------------------------------------------------------------- AnnTaylor Stores Corp. 1 2,950 63,514 --------------------------------------------------------------------------------- AutoNation, Inc. 1 2,300 44,183 --------------------------------------------------------------------------------- Barnes & Noble, Inc. 1 8,800 283,976 --------------------------------------------------------------------------------- bebe stores, inc 4,575 123,434 --------------------------------------------------------------------------------- Big 5 Sporting Goods Corp. 8,100 236,034 --------------------------------------------------------------------------------- Blair Corp. 3,000 106,980 --------------------------------------------------------------------------------- Borders Group, Inc. 12,500 317,500 --------------------------------------------------------------------------------- Brookstone, Inc. 1 7,675 150,046 --------------------------------------------------------------------------------- Buckle, Inc. (The) 2,600 76,700 --------------------------------------------------------------------------------- Build-A-Bear-Workshop, Inc. 1 2,700 94,905 --------------------------------------------------------------------------------- Building Materials Holding Corp. 8,200 313,978 --------------------------------------------------------------------------------- Burlington Coat Factory Warehouse Corp. 5,500 124,850 --------------------------------------------------------------------------------- Casual Male Retail Group, Inc. 1 3,400 18,530 --------------------------------------------------------------------------------- Cato Corp., Cl. A 8,700 250,734 --------------------------------------------------------------------------------- Charlotte Russe Holding, Inc. 1 6,700 67,670 --------------------------------------------------------------------------------- Charming Shoppes, Inc. 1 55,900 523,783 --------------------------------------------------------------------------------- Children's Place Retail Stores, Inc. 1 7,000 259,210 --------------------------------------------------------------------------------- Christopher & Banks Corp. 3,500 64,575 --------------------------------------------------------------------------------- Circuit City Stores, Inc./ Circuit City Group 12,300 192,372 --------------------------------------------------------------------------------- Claire's Stores, Inc. 11,800 250,750 --------------------------------------------------------------------------------- CSK Auto Corp. 1 6,000 100,440 --------------------------------------------------------------------------------- Deb Shops, Inc. 200 5,008 --------------------------------------------------------------------------------- Dress Barn, Inc. (The) 1 12,200 214,720 --------------------------------------------------------------------------------- Electronics Boutique Holdings Corp. 1 9,300 399,342 --------------------------------------------------------------------------------- Finish Line, Inc. (The), Cl. A 13,600 248,880 --------------------------------------------------------------------------------- Finlay Enterprises, Inc. 1 1,300 25,727 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- SPECIALTY RETAIL Continued GameStop Corp. 1 15,100 $ 337,636 --------------------------------------------------------------------------------- GameStop Corp., Cl. B 1 467 10,465 --------------------------------------------------------------------------------- Genesco, Inc. 1 3,000 93,420 --------------------------------------------------------------------------------- Goody's Family Clothing, Inc. 12,300 112,422 --------------------------------------------------------------------------------- Guess?, Inc. 1 18,000 225,900 --------------------------------------------------------------------------------- Haverty Furniture Cos., Inc. 4,900 90,650 --------------------------------------------------------------------------------- Hibbett Sporting Goods, Inc. 1 9,225 245,477 --------------------------------------------------------------------------------- Hollywood Entertainment Corp. 1 3,800 49,742 --------------------------------------------------------------------------------- Hot Topic, Inc. 1 2,100 36,099 --------------------------------------------------------------------------------- Jo-Ann Stores, Inc. 1 1,900 52,326 --------------------------------------------------------------------------------- Jos. A. Banks Clothiers, Inc. 1 1,625 45,988 --------------------------------------------------------------------------------- Men's Wearhouse, Inc. (The) 1 9,800 313,208 --------------------------------------------------------------------------------- Michaels Stores, Inc. 6,700 200,799 --------------------------------------------------------------------------------- Movie Gallery, Inc. 6,500 123,955 --------------------------------------------------------------------------------- NetFlix.com, Inc. 1 600 7,398 --------------------------------------------------------------------------------- Office Depot, Inc. 1 12,300 213,528 --------------------------------------------------------------------------------- Pacific Sunwear of California, Inc. 1 17,875 397,898 --------------------------------------------------------------------------------- Pantry, Inc. (The) 1 4,900 147,441 --------------------------------------------------------------------------------- Party City Corp. 1 600 7,758 --------------------------------------------------------------------------------- Payless ShoeSource, Inc. 1 15,700 193,110 --------------------------------------------------------------------------------- Petco Animal Supplies, Inc. 1 2,700 106,596 --------------------------------------------------------------------------------- PETsMART, Inc. 2,400 85,272 --------------------------------------------------------------------------------- Pier 1 Imports, Inc. 4,800 94,560 --------------------------------------------------------------------------------- Regis Corp. 2,700 124,605 --------------------------------------------------------------------------------- Rent-A-Center, Inc. 1 2,400 63,600 --------------------------------------------------------------------------------- Rent-Way, Inc. 1 1,200 9,612 --------------------------------------------------------------------------------- Restoration Hardware, Inc. 1 17,000 97,580 --------------------------------------------------------------------------------- Sonic Automotive, Inc. 2,000 49,600 --------------------------------------------------------------------------------- Steiner Leisure Ltd. 1 2,800 83,664 --------------------------------------------------------------------------------- Syms Corp. 1 600 7,290 --------------------------------------------------------------------------------- Talbots, Inc. (The) 4,200 114,366 --------------------------------------------------------------------------------- Too, Inc. 1 10,000 244,600 --------------------------------------------------------------------------------- Toys R Us, Inc. 1 9,600 196,512 --------------------------------------------------------------------------------- Trans World Entertainment Corp. 1 14,200 177,074 --------------------------------------------------------------------------------- Tuesday Morning Corp. 1 1,700 52,071 --------------------------------------------------------------------------------- Tweeter Home Entertainment Group, Inc. 1 3,100 21,235 --------------------------------------------------------------------------------- United Auto Group, Inc. 4,100 121,319 --------------------------------------------------------------------------------- Zale Corp. 1 19,100 570,517 -------------- 10,689,137 --------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--1.1% Brown Shoe Co., Inc. 200 5,966 --------------------------------------------------------------------------------- Cherokee, Inc. 900 31,752 --------------------------------------------------------------------------------- Deckers Outdoor Corp. 1 2,800 131,572 --------------------------------------------------------------------------------- Hartmarx Corp. 1 15,000 116,550 9 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS Continued Jones Apparel Group, Inc. 3,700 $ 135,309 --------------------------------------------------------------------------------- K-Swiss, Inc., Cl. A 10,700 311,584 --------------------------------------------------------------------------------- Kellwood Co. 5,900 203,550 --------------------------------------------------------------------------------- Kenneth Cole Productions, Inc., Cl. A 1,000 30,860 --------------------------------------------------------------------------------- Phillips/Van Heusen Corp. 5,100 137,700 --------------------------------------------------------------------------------- Russell Corp. 1,900 37,012 --------------------------------------------------------------------------------- Skechers U.S.A., Inc., Cl. A 1 13,900 180,144 --------------------------------------------------------------------------------- Timberland Co., Cl. A 1 4,400 275,748 --------------------------------------------------------------------------------- Tommy Hilfiger Corp. 1 7,500 84,600 --------------------------------------------------------------------------------- Warnaco Group, Inc. (The) 1 3,900 84,240 --------------------------------------------------------------------------------- Wolverine World Wide, Inc. 16,700 524,714 -------------- 2,291,301 --------------------------------------------------------------------------------- CONSUMER STAPLES--3.5% --------------------------------------------------------------------------------- BEVERAGES--0.2% Adolph Coors Co., Cl. B 100 7,567 --------------------------------------------------------------------------------- Boston Beer Co., Inc., Cl. A 1 5,200 110,604 --------------------------------------------------------------------------------- Hansen Natural Corp. 1 3,700 134,717 --------------------------------------------------------------------------------- National Beverage Corp. 1,400 11,648 --------------------------------------------------------------------------------- PepsiAmericas, Inc. 5,800 123,192 -------------- 387,728 --------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--1.1% 7-Eleven, Inc. 1 12,900 308,955 --------------------------------------------------------------------------------- Arden Group, Inc., Cl. A 800 80,380 --------------------------------------------------------------------------------- BJ's Wholesale Club, Inc. 1 11,300 329,169 --------------------------------------------------------------------------------- Casey's General Stores, Inc. 3,500 63,525 --------------------------------------------------------------------------------- Great Atlantic & Pacific Tea Co., Inc. (The) 1 6,200 63,550 --------------------------------------------------------------------------------- Ingles Markets, Inc., Cl. A 700 8,673 --------------------------------------------------------------------------------- Longs Drug Stores, Inc. 11,600 319,812 --------------------------------------------------------------------------------- Nash Finch Co. 7,500 283,200 --------------------------------------------------------------------------------- Rite Aid Corp. 1 43,400 158,844 --------------------------------------------------------------------------------- Ruddick Corp. 12,700 275,463 --------------------------------------------------------------------------------- Smart & Final, Inc. 1 3,900 56,121 --------------------------------------------------------------------------------- SUPERVALU, Inc. 4,800 165,696 --------------------------------------------------------------------------------- Weis Markets, Inc. 2,900 111,853 --------------------------------------------------------------------------------- Winn-Dixie Stores, Inc. 37,700 171,535 -------------- 2,396,776 --------------------------------------------------------------------------------- FOOD PRODUCTS--1.1% Alico, Inc. 1 100 5,852 --------------------------------------------------------------------------------- Cal-Maine Foods, Inc. 13,000 157,170 --------------------------------------------------------------------------------- Chiquita Brands International, Inc. 1 7,300 161,038 --------------------------------------------------------------------------------- Corn Products International, Inc. 9,500 508,820 --------------------------------------------------------------------------------- Darling International, Inc. 1 38,200 166,552 --------------------------------------------------------------------------------- Del Monte Foods Co. 1 7,100 78,242 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- FOOD PRODUCTS Continued Farmer Brothers Co. 100 $ 2,424 --------------------------------------------------------------------------------- Flowers Foods, Inc. 8,000 252,640 --------------------------------------------------------------------------------- J&J Snack Foods Corp. 1 2,100 102,963 --------------------------------------------------------------------------------- Lancaster Colony Corp. 4,000 171,480 --------------------------------------------------------------------------------- Lance, Inc. 8,600 163,658 --------------------------------------------------------------------------------- M&F Worldwide Corp. 1 2,300 31,326 --------------------------------------------------------------------------------- Omega Protein Corp. 1 4,800 41,280 --------------------------------------------------------------------------------- Pilgrim's Pride Corp., Cl. B 4,900 150,332 --------------------------------------------------------------------------------- Sanderson Farms, Inc. 6,350 274,828 --------------------------------------------------------------------------------- Smithfield Foods, Inc. 1 1,300 38,467 -------------- 2,307,072 --------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--0.6% Chattem, Inc. 1 4,900 162,190 --------------------------------------------------------------------------------- Energizer Holdings, Inc. 1 3,500 173,915 --------------------------------------------------------------------------------- Nu Skin Asia Pacific, Inc., Cl. A 16,400 416,232 --------------------------------------------------------------------------------- Rayovac Corp. 1 15,500 473,680 -------------- 1,226,017 --------------------------------------------------------------------------------- PERSONAL PRODUCTS--0.4% Del Laboratories, Inc. 1 2,538 88,196 --------------------------------------------------------------------------------- Elizabeth Arden, Inc. 1 9,800 232,652 --------------------------------------------------------------------------------- Inter Parfums, Inc. 1,200 19,080 --------------------------------------------------------------------------------- Mannatech, Inc. 15,200 289,408 --------------------------------------------------------------------------------- Nature's Sunshine Products, Inc. 7,900 160,844 --------------------------------------------------------------------------------- NBTY, Inc. 1 6,500 156,065 -------------- 946,245 --------------------------------------------------------------------------------- TOBACCO--0.1% Star Scientific, Inc. 1 20,100 102,209 --------------------------------------------------------------------------------- Vector Group Ltd. 2,200 36,586 -------------- 138,795 --------------------------------------------------------------------------------- ENERGY--7.2% --------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--2.1% Atwood Oceanics, Inc. 1 5,700 296,970 --------------------------------------------------------------------------------- Cal Dive International, Inc. 1 14,700 599,025 --------------------------------------------------------------------------------- Carbo Ceramics, Inc. 2,300 158,700 --------------------------------------------------------------------------------- CHC Helicopter Corp., Cl. A 700 29,819 --------------------------------------------------------------------------------- Diamond Offshore Drilling, Inc. 6,500 260,325 --------------------------------------------------------------------------------- Dril-Quip, Inc. 1 800 19,408 --------------------------------------------------------------------------------- Ensign Resource Service Group, Inc. 14,000 293,169 --------------------------------------------------------------------------------- Grant Prideco, Inc. 1 10,900 218,545 --------------------------------------------------------------------------------- Gulf Island Fabrication, Inc. 5,800 126,614 --------------------------------------------------------------------------------- Hydril Co. 1 4,100 186,591 --------------------------------------------------------------------------------- Key Energy Services, Inc. 1 4,700 55,460 --------------------------------------------------------------------------------- Lone Star Technologies, Inc. 1 6,300 210,798 10 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES Continued Maverick Tube Corp. 1 9,300 $ 281,790 --------------------------------------------------------------------------------- NS Group, Inc. 1 11,100 308,580 --------------------------------------------------------------------------------- Oceaneering International, Inc. 1 1,500 55,980 --------------------------------------------------------------------------------- Offshore Logistics, Inc. 1 3,700 120,139 --------------------------------------------------------------------------------- Oil States International, Inc. 1 14,200 273,918 --------------------------------------------------------------------------------- Pioneer Drilling Co. 1 5,800 58,522 --------------------------------------------------------------------------------- Precision Drilling Corp. 1 1,500 94,546 --------------------------------------------------------------------------------- Pride International, Inc. 1 5,100 104,754 --------------------------------------------------------------------------------- RPC, Inc. 2,800 70,336 --------------------------------------------------------------------------------- Superior Energy Services, Inc. 1 100 1,541 --------------------------------------------------------------------------------- Technicoil Corp. 1 7,100 15,505 --------------------------------------------------------------------------------- Tetra Technologies, Inc. 1 1,000 28,300 --------------------------------------------------------------------------------- Todco, Cl. A 1 2,500 46,050 --------------------------------------------------------------------------------- Total Energy Services Ltd. 1 16,300 92,917 --------------------------------------------------------------------------------- Trican Well Service Ltd. 1 4,100 227,559 --------------------------------------------------------------------------------- Universal Compression Holdings, Inc. 1 7,100 247,861 --------------------------------------------------------------------------------- Veritas DGC, Inc. 1 3,300 73,953 -------------- 4,557,675 --------------------------------------------------------------------------------- OIL & GAS--5.1% Ashland, Inc. 1,900 110,922 --------------------------------------------------------------------------------- Atlas Energy Ltd. 1 37,300 105,847 --------------------------------------------------------------------------------- ATP Oil & Gas Corp. 1 1,200 22,296 --------------------------------------------------------------------------------- Berry Petroleum Co., Cl. A 3,200 152,640 --------------------------------------------------------------------------------- Bill Barrett Corp. 1 7,000 223,930 --------------------------------------------------------------------------------- Blizzard Energy, Inc. 1 86,400 187,489 --------------------------------------------------------------------------------- Cabot Oil & Gas Corp., Cl. A 5,800 256,650 --------------------------------------------------------------------------------- Callon Petroleum Co. 1 8,200 118,572 --------------------------------------------------------------------------------- Canadian Superior Energy, Inc. 1 21,700 34,593 --------------------------------------------------------------------------------- Cimarex Energy Co. 1 14,290 541,591 --------------------------------------------------------------------------------- Clear Energy, Inc. 1 9,133 41,162 --------------------------------------------------------------------------------- Comstock Resources, Inc. 1 8,600 189,630 --------------------------------------------------------------------------------- Crew Energy, Inc. 1 5,666 39,487 --------------------------------------------------------------------------------- Cyries Energy, Inc. 1 1,940 12,613 --------------------------------------------------------------------------------- Daylight Energy Trust 1 32,900 263,606 --------------------------------------------------------------------------------- Denbury Resources, Inc. 1 11,500 315,675 --------------------------------------------------------------------------------- Duvernay Oil Corp. 1 4,500 73,163 --------------------------------------------------------------------------------- Edge Petroleum Corp. 1 1,100 16,038 --------------------------------------------------------------------------------- Encore Acquisition Co. 1 1,200 41,892 --------------------------------------------------------------------------------- Energy Partners Ltd. 1 19,000 385,130 --------------------------------------------------------------------------------- Esprit Energy Trust, Cl. A 950 9,753 --------------------------------------------------------------------------------- Fairborne Energy Ltd. 1,2 5,500 55,314 --------------------------------------------------------------------------------- Find Energy Ltd. 1 7,400 25,261 --------------------------------------------------------------------------------- Find Energy Ltd. 1 28,100 95,922 --------------------------------------------------------------------------------- Forest Oil Corp. 1 5,900 187,148 --------------------------------------------------------------------------------- Frontier Oil Corp. 16,700 445,222 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- OIL & GAS Continued General Maritime Corp. 1 3,300 $ 131,835 --------------------------------------------------------------------------------- Giant Industries, Inc. 1 3,200 84,832 --------------------------------------------------------------------------------- Harvest Natural Resources, Inc. 1 14,600 252,142 --------------------------------------------------------------------------------- Holly Corp. 3,900 108,693 --------------------------------------------------------------------------------- Houston Exploration Co. 1 4,000 225,240 --------------------------------------------------------------------------------- KCS Energy, Inc. 1 9,000 133,020 --------------------------------------------------------------------------------- Ketch Resources Ltd. 1 4,900 69,115 --------------------------------------------------------------------------------- Lightning Energy Ltd. 1 1,100 3,975 --------------------------------------------------------------------------------- Lightning Energy Ltd. 1,3 14,400 49,293 --------------------------------------------------------------------------------- Magnum Hunter Resources, Inc. 1 33,500 432,150 --------------------------------------------------------------------------------- Maritrans, Inc. 3,400 61,778 --------------------------------------------------------------------------------- Meridian Resource Corp. (The) 1 13,200 79,860 --------------------------------------------------------------------------------- Midnight Oil Exploration Ltd. 1 16,450 46,680 --------------------------------------------------------------------------------- Mission Resources Corp. 1 6,400 37,376 --------------------------------------------------------------------------------- Noble Energy, Inc. 1,700 104,822 --------------------------------------------------------------------------------- OMI Corp. 8,600 144,910 --------------------------------------------------------------------------------- OPTI Canada, Inc. 1 3,500 56,758 --------------------------------------------------------------------------------- Overseas Shipholding Group, Inc. 1,200 66,240 --------------------------------------------------------------------------------- Paramount Resources Ltd. 1 18,800 422,084 --------------------------------------------------------------------------------- Patina Oil & Gas Corp. 4,700 176,250 --------------------------------------------------------------------------------- Penn Virginia Corp. 6,400 259,648 --------------------------------------------------------------------------------- Petroleum Development Corp. 1 6,300 242,991 --------------------------------------------------------------------------------- Plains Exploration & Production Co. 1 10,942 284,492 --------------------------------------------------------------------------------- ProEx Energy Ltd. 1 1,940 13,763 --------------------------------------------------------------------------------- ProspEx Resources Ltd. 1 2,120 5,839 --------------------------------------------------------------------------------- ProspEx Resources Ltd. 1,3 3,800 9,605 --------------------------------------------------------------------------------- Range Resources Corp. 6,200 126,852 --------------------------------------------------------------------------------- Real Resources, Inc. 1 11,900 117,595 --------------------------------------------------------------------------------- Remington Oil & Gas Corp. 1 9,300 253,425 --------------------------------------------------------------------------------- Resource America, Inc., Cl. A 2,900 94,250 --------------------------------------------------------------------------------- Southwestern Energy Co. 1 1,100 55,759 --------------------------------------------------------------------------------- St. Mary Land & Exploration Co. 6,600 275,484 --------------------------------------------------------------------------------- StarPoint Energy Ltd. 1 49,800 220,290 --------------------------------------------------------------------------------- Stelmar Shipping Ltd. 3,600 171,756 --------------------------------------------------------------------------------- Stone Energy Corp. 1 1,100 49,599 --------------------------------------------------------------------------------- Sunoco, Inc. 2,800 228,788 --------------------------------------------------------------------------------- Swift Energy Co. 1 7,900 228,626 --------------------------------------------------------------------------------- Tesoro Corp. 1 12,700 404,622 --------------------------------------------------------------------------------- Thunder Energy, Inc. 1 18,666 116,843 --------------------------------------------------------------------------------- TKE Energy Trust 1 14,000 111,706 --------------------------------------------------------------------------------- Tusk Energy Corp. 1 20,700 50,966 --------------------------------------------------------------------------------- Tusk Energy Corp. 1,3 21,300 49,671 --------------------------------------------------------------------------------- VAALCO Energy, Inc. 1 5,000 19,400 --------------------------------------------------------------------------------- Vintage Petroleum, Inc. 19,000 431,110 --------------------------------------------------------------------------------- Whiting Petroleum Corp. 1 4,900 148,225 11 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- OIL & GAS Continued World Fuel Services Corp. 3,000 $ 149,400 -------------- 10,759,304 --------------------------------------------------------------------------------- FINANCIALS--12.1% --------------------------------------------------------------------------------- CAPITAL MARKETS--0.3% Harris & Harris Group, Inc. 1 3,800 62,244 --------------------------------------------------------------------------------- National Financial Partners Corp. 10,700 415,160 --------------------------------------------------------------------------------- SWS Group, Inc. 8,900 195,088 -------------- 672,492 --------------------------------------------------------------------------------- COMMERCIAL BANKS--4.4% Alliance Financial Corp. 600 18,300 --------------------------------------------------------------------------------- AmericanWest Bancorporation 2,910 58,928 --------------------------------------------------------------------------------- Anchor BanCorp Wisconsin, Inc. 3,900 113,685 --------------------------------------------------------------------------------- Arrow Financial Corp. 62 1,922 --------------------------------------------------------------------------------- Associated Banc-Corp 4,113 136,593 --------------------------------------------------------------------------------- Astoria Financial Corp. 1,700 67,949 --------------------------------------------------------------------------------- BancorpSouth, Inc. 1,000 24,370 --------------------------------------------------------------------------------- Bank of Hawaii Corp. 1,900 96,406 --------------------------------------------------------------------------------- Bank of the Ozarks, Inc. 700 23,821 --------------------------------------------------------------------------------- BankAtlantic Bancorp, Inc. 5,500 109,450 --------------------------------------------------------------------------------- Banner Corp. 800 24,952 --------------------------------------------------------------------------------- Berkshire Hills Bancorp, Inc. 1,700 63,155 --------------------------------------------------------------------------------- Camco Financial Corp. 500 7,700 --------------------------------------------------------------------------------- Camden National Corp. 300 11,823 --------------------------------------------------------------------------------- Capital City Bank Group, Inc. 425 17,765 --------------------------------------------------------------------------------- Capital Corp. of the West 400 18,800 --------------------------------------------------------------------------------- Capitol Bancorp Ltd. 600 21,132 --------------------------------------------------------------------------------- Center Financial Corp. 1,700 34,034 --------------------------------------------------------------------------------- CFS Bancorp, Inc. 200 2,854 --------------------------------------------------------------------------------- Chemical Financial Corp. 1,705 73,179 --------------------------------------------------------------------------------- Citizens First Bancorp, Inc. 2,900 70,122 --------------------------------------------------------------------------------- City Holding Co. 7,400 268,176 --------------------------------------------------------------------------------- Colonial BancGroup, Inc. (The) 8,400 178,332 --------------------------------------------------------------------------------- Columbia Banking System, Inc. 5,590 139,694 --------------------------------------------------------------------------------- Commercial Federal Corp. 1,700 50,507 --------------------------------------------------------------------------------- Community Bancorp, Inc. 1 600 18,360 --------------------------------------------------------------------------------- Community Bank System, Inc. 12,300 347,475 --------------------------------------------------------------------------------- Community Trust Bancorp, Inc. 715 23,137 --------------------------------------------------------------------------------- Corus Bankshares, Inc. 900 43,209 --------------------------------------------------------------------------------- CVB Financial Corp. 510 13,546 --------------------------------------------------------------------------------- Dime Community Bancshares, Inc. 3,612 64,691 --------------------------------------------------------------------------------- Downey Financial Corp. 2,300 131,100 --------------------------------------------------------------------------------- East West Bancorp, Inc. 2,200 92,312 --------------------------------------------------------------------------------- Fidelity Bankshares, Inc. 3,316 141,792 --------------------------------------------------------------------------------- First BanCorp 750 47,633 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMMERCIAL BANKS Continued First Citizens BancShares, Inc., Cl. A 800 $ 118,600 --------------------------------------------------------------------------------- First Commonwealth Financial Corp. 12,600 193,914 --------------------------------------------------------------------------------- First Defiance Financial Corp. 1,200 34,164 --------------------------------------------------------------------------------- First Financial Corp. 600 21,018 --------------------------------------------------------------------------------- First Financial Holdings, Inc. 3,100 101,494 --------------------------------------------------------------------------------- First Merchants Corp. 615 17,405 --------------------------------------------------------------------------------- First Midwest Bancorp, Inc. 900 32,661 --------------------------------------------------------------------------------- First National Bankshares of Florida, Inc. 1,957 46,772 --------------------------------------------------------------------------------- First Place Financial Corp. 5,400 120,906 --------------------------------------------------------------------------------- First Republic Bank 4,100 217,300 --------------------------------------------------------------------------------- FirstFed Financial Corp. 1 2,400 124,488 --------------------------------------------------------------------------------- Flagstar Bancorp, Inc. 3,100 70,060 --------------------------------------------------------------------------------- Flushing Financial Corp. 1,775 35,607 --------------------------------------------------------------------------------- Foothill Independent Bancorp 118 2,771 --------------------------------------------------------------------------------- Frontier Financial Corp. 200 7,722 --------------------------------------------------------------------------------- GB&T Bancshares, Inc. 1,800 43,416 --------------------------------------------------------------------------------- Glacier Bancorp, Inc. 3,375 114,885 --------------------------------------------------------------------------------- Greater Bay Bancorp 9,300 259,284 --------------------------------------------------------------------------------- Hancock Holding Co. 700 23,422 --------------------------------------------------------------------------------- Harbor Florida Bancshares, Inc. 3,900 134,979 --------------------------------------------------------------------------------- Hibernia Corp., Cl. A 5,400 159,354 --------------------------------------------------------------------------------- Home Federal Bancorp 1,000 25,219 --------------------------------------------------------------------------------- Horizon Financial Corp. 200 4,116 --------------------------------------------------------------------------------- Hudson River Bancorp, Inc. 2,400 47,496 --------------------------------------------------------------------------------- Hudson United Bancorp 1,300 51,194 --------------------------------------------------------------------------------- Independence Community Bank Corp. 1,600 68,128 --------------------------------------------------------------------------------- Independent Bank Corp., Michigan 4,443 132,535 --------------------------------------------------------------------------------- Indymac Mortgage Holdings, Inc. 4,100 141,245 --------------------------------------------------------------------------------- ITLA Capital Corp. 1 400 23,516 --------------------------------------------------------------------------------- Macatawa Bank Corp. 455 14,692 --------------------------------------------------------------------------------- MainSource Financial Group, Inc. 383 9,146 --------------------------------------------------------------------------------- NASB Financial, Inc. 1,100 43,956 --------------------------------------------------------------------------------- National Bankshares, Inc. 600 32,112 --------------------------------------------------------------------------------- NBT Bancorp, Inc. 2,500 64,300 --------------------------------------------------------------------------------- Net.B@nk, Inc. 9,100 94,731 --------------------------------------------------------------------------------- Oak Hill Financial, Inc. 500 19,395 --------------------------------------------------------------------------------- Old Second Bancorp, Inc. 316 10,074 --------------------------------------------------------------------------------- Oriental Financial Group, Inc. 2,090 59,168 --------------------------------------------------------------------------------- Pacific Capital Bancorp 18,910 642,751 --------------------------------------------------------------------------------- Parkvale Financial Corp. 400 11,516 --------------------------------------------------------------------------------- PennRock Financial Services Corp. 1,220 47,470 --------------------------------------------------------------------------------- PFF Bancorp, Inc. 5,940 275,200 --------------------------------------------------------------------------------- Provident Bankshares Corp. 3,251 118,239 --------------------------------------------------------------------------------- Provident Financial Holdings, Inc. 800 23,080 --------------------------------------------------------------------------------- R&G Financial Corp., Cl. B 11,800 458,784 12 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMMERCIAL BANKS Continued Republic Bancorp, Inc. 10,557 $ 161,311 --------------------------------------------------------------------------------- Republic Bancorp, Inc., Cl. A 3,560 91,492 --------------------------------------------------------------------------------- S&T Bancorp, Inc. 500 18,845 --------------------------------------------------------------------------------- Santander BanCorp 620 18,699 --------------------------------------------------------------------------------- Seacoast Banking Corp. of Florida 3,630 80,768 --------------------------------------------------------------------------------- Silicon Valley Bancshares 1 9,500 425,790 --------------------------------------------------------------------------------- Sky Financial Group, Inc. 600 17,202 --------------------------------------------------------------------------------- Sound Federal Bancorp, Inc. 300 4,875 --------------------------------------------------------------------------------- Southside Bancshares, Inc. 315 7,198 --------------------------------------------------------------------------------- Southwest Bancorp, Inc. 3,400 83,232 --------------------------------------------------------------------------------- State Bancorp, Inc. 1,162 31,955 --------------------------------------------------------------------------------- State Financial Services Corp. 6,400 192,640 --------------------------------------------------------------------------------- Sterling Bancorp 4,360 123,170 --------------------------------------------------------------------------------- Sterling Financial Corp. (Western US) 11,717 460,009 --------------------------------------------------------------------------------- Sun Bancorp, Inc. 1,196 29,876 --------------------------------------------------------------------------------- TCF Financial Corp. 1,600 51,424 --------------------------------------------------------------------------------- Texas Capital Bancshares, Inc. 1 800 17,296 --------------------------------------------------------------------------------- TierOne Corp. 3,800 94,430 --------------------------------------------------------------------------------- Union Bankshares Corp. 900 34,587 --------------------------------------------------------------------------------- United Bankshares, Inc. 1,800 68,670 --------------------------------------------------------------------------------- United Community Financial Corp. 1,300 14,560 --------------------------------------------------------------------------------- Univest Corp. of Pennsylvania 300 13,806 --------------------------------------------------------------------------------- Vineyard National Bancorp Co. 500 16,430 --------------------------------------------------------------------------------- Waypoint Financial Corp. 2,210 62,654 --------------------------------------------------------------------------------- Webster Financial Corp. 2,334 118,194 --------------------------------------------------------------------------------- WesBanco, Inc. 1,300 41,561 --------------------------------------------------------------------------------- WSFS Financial Corp. 4,200 253,344 -------------- 9,389,207 --------------------------------------------------------------------------------- CONSUMER FINANCE--0.3% Advance America Cash Advance Centers, Inc. 1 8,700 199,230 --------------------------------------------------------------------------------- ASTA Funding, Inc. 5,400 144,936 --------------------------------------------------------------------------------- MoneyGram International, Inc. 12,700 268,478 -------------- 612,644 --------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--1.4% Ace Cash Express, Inc. 1 600 17,796 --------------------------------------------------------------------------------- Advanta Corp., Cl. B 3,700 89,799 --------------------------------------------------------------------------------- Affiliated Managers Group, Inc. 1 8,500 575,790 --------------------------------------------------------------------------------- American Capital Strategies Ltd. 2,700 90,045 --------------------------------------------------------------------------------- AmeriCredit Corp. 1 1,900 46,455 --------------------------------------------------------------------------------- Archipelago Holdings, Inc. 1 1,400 29,372 --------------------------------------------------------------------------------- Cash America International, Inc. 5,700 169,461 --------------------------------------------------------------------------------- CompuCredit Corp. 1 10,600 289,804 --------------------------------------------------------------------------------- E*TRADE Financial Corp. 1 14,100 210,795 --------------------------------------------------------------------------------- First Albany Cos., Inc. 1,300 12,610 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES Continued First Cash Financial Services, Inc. 1 4,000 $ 106,840 --------------------------------------------------------------------------------- Gabelli Asset Management, Inc. 4,500 218,340 --------------------------------------------------------------------------------- Investment Technology Group, Inc. 1 4,400 88,000 --------------------------------------------------------------------------------- Knight Trading Group, Inc. 1 1,400 15,330 --------------------------------------------------------------------------------- MarketAxess Holdings, Inc. 1 1,200 20,412 --------------------------------------------------------------------------------- Medallion Financial Corp. 1,700 16,490 --------------------------------------------------------------------------------- Metris Cos., Inc. 1 11,400 145,350 --------------------------------------------------------------------------------- Piper Jaffray Cos., Inc. 3,600 172,620 --------------------------------------------------------------------------------- Providian Financial Corp. 1 6,800 111,996 --------------------------------------------------------------------------------- Raymond James Financial, Inc. 2,400 74,352 --------------------------------------------------------------------------------- Sanders Morris Harris Group, Inc. 4,100 73,021 --------------------------------------------------------------------------------- SEI Investments Co. 3,600 150,948 --------------------------------------------------------------------------------- United PanAm Financial Corp. 1 700 13,342 --------------------------------------------------------------------------------- WFS Financial, Inc. 3,300 167,574 --------------------------------------------------------------------------------- World Acceptance Corp. 1 3,400 93,534 -------------- 3,000,076 --------------------------------------------------------------------------------- INSURANCE--3.6% Affirmative Insurance Holdings, Inc. 6,800 114,512 --------------------------------------------------------------------------------- Alfa Corp. 4,400 66,814 --------------------------------------------------------------------------------- Allmerica Financial Corp. 1 6,000 196,980 --------------------------------------------------------------------------------- American Financial Group, Inc. 5,700 178,467 --------------------------------------------------------------------------------- American Physicians Capital, Inc. 1 1,800 64,836 --------------------------------------------------------------------------------- AmerUs Group Co. 10,900 493,770 --------------------------------------------------------------------------------- Arch Capital Group Ltd. 1 2,900 112,230 --------------------------------------------------------------------------------- Argonaut Group, Inc. 1 900 19,017 --------------------------------------------------------------------------------- Aspen Insurance Holdings Ltd. 2,600 63,752 --------------------------------------------------------------------------------- Baldwin & Lyons, Inc., Cl. B, Non-Vtg 600 16,074 --------------------------------------------------------------------------------- Commerce Group, Inc. (The) 4,000 244,160 --------------------------------------------------------------------------------- Danielson Holding Corp. 1 6,000 50,700 --------------------------------------------------------------------------------- Delphi Financial Group, Inc., Cl. A 7,900 364,585 --------------------------------------------------------------------------------- Direct General Corp. 2,200 70,620 --------------------------------------------------------------------------------- Donegal Group, Inc., Cl. A 3,900 89,427 --------------------------------------------------------------------------------- EMC Insurance Group, Inc. 300 6,492 --------------------------------------------------------------------------------- Fidelity National Financial, Inc. 79 3,608 --------------------------------------------------------------------------------- First American Corp. (The) 3,800 133,532 --------------------------------------------------------------------------------- FPIC Insurance Group, Inc. 1 5,000 176,900 --------------------------------------------------------------------------------- Great American Financial Resources, Inc. 1,300 22,581 --------------------------------------------------------------------------------- HCC Insurance Holdings, Inc. 2,100 69,552 --------------------------------------------------------------------------------- Horace Mann Educators Corp. 11,200 213,696 --------------------------------------------------------------------------------- Independence Holding Co. 540 9,963 --------------------------------------------------------------------------------- Infinity Property & Casualty Corp. 5,800 204,160 --------------------------------------------------------------------------------- IPC Holdings Ltd. 2,300 100,073 --------------------------------------------------------------------------------- LandAmerica Financial Group, Inc. 8,500 458,405 --------------------------------------------------------------------------------- Markel Corp. 1 100 36,400 13 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- INSURANCE Continued Meadowbrook Insurance Group, Inc. 1 3,400 $ 16,966 --------------------------------------------------------------------------------- Mercury General Corp. 1,300 77,896 --------------------------------------------------------------------------------- National Western Life Insurance Co., Cl. A 1 400 66,644 --------------------------------------------------------------------------------- Odyssey Re Holdings Corp. 9,400 236,974 --------------------------------------------------------------------------------- Ohio Casualty Corp. 1 18,100 420,101 --------------------------------------------------------------------------------- Old Republic International Corp. 5,700 144,210 --------------------------------------------------------------------------------- Penn-America Group, Inc. 2,200 33,220 --------------------------------------------------------------------------------- Philadelphia Consolidated Holding Co. 1 4,000 264,560 --------------------------------------------------------------------------------- Phoenix Cos., Inc. (The) 5,300 66,250 --------------------------------------------------------------------------------- PMA Capital Corp., Cl. A 1 4,500 46,575 --------------------------------------------------------------------------------- ProCentury Corp. 11,600 143,840 --------------------------------------------------------------------------------- Protective Life Corp. 2,800 119,532 --------------------------------------------------------------------------------- Pxre Group Ltd. 1,200 30,252 --------------------------------------------------------------------------------- Reinsurance Group of America, Inc. 1,500 72,675 --------------------------------------------------------------------------------- RLI Corp. 2,200 91,454 --------------------------------------------------------------------------------- Safety Insurance Group, Inc. 1,800 56,070 --------------------------------------------------------------------------------- Selective Insurance Group, Inc. 8,000 353,920 --------------------------------------------------------------------------------- StanCorp Financial Group, Inc. 4,600 379,500 --------------------------------------------------------------------------------- State Auto Financial Corp. 7,700 199,045 --------------------------------------------------------------------------------- Stewart Information Services Corp. 3,500 145,775 --------------------------------------------------------------------------------- Triad Guaranty, Inc. 1 500 30,240 --------------------------------------------------------------------------------- UICI 3,500 118,650 --------------------------------------------------------------------------------- United Fire & Casualty Co. 4,000 134,840 --------------------------------------------------------------------------------- Unitrin, Inc. 400 18,180 --------------------------------------------------------------------------------- Universal American Financial Corp. 1 29,200 451,724 --------------------------------------------------------------------------------- UnumProvident Corp. 6,200 111,228 --------------------------------------------------------------------------------- Vesta Insurance Group, Inc. 13,100 48,208 --------------------------------------------------------------------------------- Zenith National Insurance Corp. 4,300 214,312 -------------- 7,674,147 --------------------------------------------------------------------------------- REAL ESTATE--1.6% Acadia Realty Trust 1,100 17,930 --------------------------------------------------------------------------------- Agree Realty Corp. 4,600 145,774 --------------------------------------------------------------------------------- Alexandria Real Estate Equities, Inc. 500 37,210 --------------------------------------------------------------------------------- Arden Realty, Inc. 1,500 56,580 --------------------------------------------------------------------------------- Associated Estates Realty Corp. 1,100 11,242 --------------------------------------------------------------------------------- Brandywine Realty Trust 2,300 67,597 --------------------------------------------------------------------------------- Camden Property Trust 1,700 86,700 --------------------------------------------------------------------------------- Capital Automotive REIT 1,500 53,288 --------------------------------------------------------------------------------- Capstead Mortgage Corp. 1,100 11,594 --------------------------------------------------------------------------------- CarrAmerica Realty Corp. 1,100 36,300 --------------------------------------------------------------------------------- CB Richard Ellis Group, Inc., Cl. A 1 3,000 100,650 --------------------------------------------------------------------------------- CBL & Associates Properties, Inc. 800 61,080 --------------------------------------------------------------------------------- Colonial Properties Trust 800 31,416 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- REAL ESTATE Continued Consolidated-Tomoka Land Co. 500 $ 21,500 --------------------------------------------------------------------------------- Cornerstone Realty Income Trust, Inc. 600 5,988 --------------------------------------------------------------------------------- Corporate Office Properties Trust 1,100 32,285 --------------------------------------------------------------------------------- Correctional Properties Trust 1,700 49,096 --------------------------------------------------------------------------------- CRT Properties, Inc. 1,500 35,790 --------------------------------------------------------------------------------- Equity Inns, Inc. 9,200 108,008 --------------------------------------------------------------------------------- First Industrial Realty Trust, Inc. 1,900 77,387 --------------------------------------------------------------------------------- Friedman, Billings, Ramsey Group, Inc., Cl. A 5,300 102,767 --------------------------------------------------------------------------------- Glenborough Realty Trust, Inc. 800 17,024 --------------------------------------------------------------------------------- Health Care REIT, Inc. 3,000 114,450 --------------------------------------------------------------------------------- Healthcare Realty Trust, Inc. 1,500 61,050 --------------------------------------------------------------------------------- Heritage Property Investment Trust 500 16,045 --------------------------------------------------------------------------------- Highwoods Properties, Inc. 2,300 63,710 --------------------------------------------------------------------------------- Impac Mortgage Holdings, Inc. 1,500 34,005 --------------------------------------------------------------------------------- Jones Lang LaSalle, Inc. 1 7,000 261,870 --------------------------------------------------------------------------------- Kilroy Realty Corp. 1,300 55,575 --------------------------------------------------------------------------------- Lexington Corporate Properties Trust 2,700 60,966 --------------------------------------------------------------------------------- LTC Properties, Inc. 1,000 19,910 --------------------------------------------------------------------------------- Mack-Cali Realty Corp. 1,500 69,045 --------------------------------------------------------------------------------- Maguire Properties, Inc. 1,400 38,444 --------------------------------------------------------------------------------- Mid-America Apartment Communities, Inc. 1,500 61,830 --------------------------------------------------------------------------------- Mills Corp. 1,900 121,144 --------------------------------------------------------------------------------- Nationwide Health Properties, Inc. 3,800 90,250 --------------------------------------------------------------------------------- Novastar Financial, Inc. 1,500 74,250 --------------------------------------------------------------------------------- Omega Healthcare Investors, Inc. 1,100 12,980 --------------------------------------------------------------------------------- Pan Pacific Retail Properties, Inc. 1,300 81,510 --------------------------------------------------------------------------------- Pennsylvania Real Estate Investment Trust 1,900 81,320 --------------------------------------------------------------------------------- Prentiss Properties Trust 600 22,920 --------------------------------------------------------------------------------- PS Business Parks, Inc. 500 22,550 --------------------------------------------------------------------------------- Ramco-Gershenson Properties Trust 2,100 67,725 --------------------------------------------------------------------------------- Redwood Trust, Inc. 800 49,672 --------------------------------------------------------------------------------- Regency Centers Corp. 800 44,320 --------------------------------------------------------------------------------- Senior Housing Properties Trust 3,200 60,608 --------------------------------------------------------------------------------- Simon Property Group, Inc. 158 10,218 --------------------------------------------------------------------------------- SL Green Realty Corp. 1,100 66,605 --------------------------------------------------------------------------------- Spirit Finance Corp. 1 12,400 156,860 --------------------------------------------------------------------------------- Stratus Properties, Inc. 1 1,500 23,625 --------------------------------------------------------------------------------- Tanger Factory Outlet Centers, Inc. 4,800 127,008 --------------------------------------------------------------------------------- Town & Country Trust 900 24,867 --------------------------------------------------------------------------------- Trammell Crow Co. 1 3,300 59,763 --------------------------------------------------------------------------------- Trizec Properties, Inc. 2,300 43,516 --------------------------------------------------------------------------------- United Capital Corp. 1 400 9,060 --------------------------------------------------------------------------------- United Dominion Realty Trust, Inc. 1,100 27,280 14 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- REAL ESTATE Continued Ventas, Inc. 1,900 $ 52,079 -------------- 3,354,236 --------------------------------------------------------------------------------- THRIFTS & MORTGAGE FINANCE--0.5% Accredited Home Lenders Holding Co. 1 4,000 198,720 --------------------------------------------------------------------------------- Bank Mutual Corp. 8,636 105,100 --------------------------------------------------------------------------------- CharterMac 1,800 43,992 --------------------------------------------------------------------------------- Clifton Savings Bancorp, Inc. 2,200 26,730 --------------------------------------------------------------------------------- Commercial Capital Bancorp, Inc. 4,400 101,992 --------------------------------------------------------------------------------- Fremont General Corp. 8,900 224,102 --------------------------------------------------------------------------------- KBNT Bancorp, Inc. 1,400 23,660 --------------------------------------------------------------------------------- NewAlliance Bancshares, Inc. 5,900 90,270 --------------------------------------------------------------------------------- Radian Group, Inc. 3,900 207,636 -------------- 1,022,202 --------------------------------------------------------------------------------- HEALTH CARE--11.2% --------------------------------------------------------------------------------- BIOTECHNOLOGY--1.6% Abgenix, Inc. 1 12,800 132,352 --------------------------------------------------------------------------------- Affymetrix, Inc. 1 3,000 109,650 --------------------------------------------------------------------------------- Alexion Pharmaceuticals, Inc. 1 800 20,160 --------------------------------------------------------------------------------- Aphton Corp. 1 1,600 4,976 --------------------------------------------------------------------------------- Applera Corp./Applied Biosystems Group 9,300 194,463 --------------------------------------------------------------------------------- Array BioPharma, Inc. 1 20,400 194,208 --------------------------------------------------------------------------------- Bioenvision, Inc. 1 9,500 85,120 --------------------------------------------------------------------------------- Bone Care International, Inc. 1 7,700 214,445 --------------------------------------------------------------------------------- Caliper Life Sciences, Inc. 1 2,900 21,837 --------------------------------------------------------------------------------- Celgene Corp. 1 4,100 108,773 --------------------------------------------------------------------------------- Charles River Laboratories International, Inc. 1 1,144 52,635 --------------------------------------------------------------------------------- Corgentech, Inc. 1 1,700 14,076 --------------------------------------------------------------------------------- deCODE genetics, Inc. 1 2,800 21,868 --------------------------------------------------------------------------------- Durect Corp. 1 4,100 13,448 --------------------------------------------------------------------------------- Dusa Pharmaceuticals, Inc. 1 900 12,870 --------------------------------------------------------------------------------- Enzo Biochem, Inc. 3,000 58,410 --------------------------------------------------------------------------------- Gen-Probe, Inc. 1 2,600 117,546 --------------------------------------------------------------------------------- ID Biomedical Corp. 1 6,100 90,829 --------------------------------------------------------------------------------- ImmunoGen, Inc. 1 2,800 24,752 --------------------------------------------------------------------------------- Incyte Corp. 1 4,900 48,951 --------------------------------------------------------------------------------- Medarex, Inc. 1 10,100 108,878 --------------------------------------------------------------------------------- Medicines Co. (The) 1 7,600 218,880 --------------------------------------------------------------------------------- Millennium Pharmaceuticals, Inc. 1 4,700 56,964 --------------------------------------------------------------------------------- Myriad Genetics, Inc. 1 6,500 146,315 --------------------------------------------------------------------------------- NeoPharm, Inc. 1 1,500 18,765 --------------------------------------------------------------------------------- Northfield Laboratories, Inc. 1 3,400 76,670 --------------------------------------------------------------------------------- Onyx Pharmaceuticals, Inc. 1 4,500 145,755 --------------------------------------------------------------------------------- Orchid Biosciences, Inc. 1 3,600 41,400 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- BIOTECHNOLOGY Continued OSI Pharmaceuticals, Inc. 1 3,200 $ 239,520 --------------------------------------------------------------------------------- Regeneron Pharmaceuticals, Inc. 1 5,800 53,418 --------------------------------------------------------------------------------- Savient Pharmaceuticals, Inc. 1 2,700 7,317 --------------------------------------------------------------------------------- Techne Corp. 1 1,500 58,350 --------------------------------------------------------------------------------- Telik, Inc. 1 2,500 47,850 --------------------------------------------------------------------------------- Third Wave Technologies, Inc. 1 18,700 160,820 --------------------------------------------------------------------------------- Trimeris, Inc. 1 4,600 65,182 --------------------------------------------------------------------------------- United Therapeutics Corp. 1 5,400 243,810 --------------------------------------------------------------------------------- Vertex Pharmaceuticals, Inc. 1 14,500 153,265 -------------- 3,384,528 --------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--4.0% ABIOMED, Inc. 1 2,400 37,056 --------------------------------------------------------------------------------- Adeza Biomedical Corp. 1 2,400 42,120 --------------------------------------------------------------------------------- Align Technology, Inc. 1 10,700 115,025 --------------------------------------------------------------------------------- American Medical Systems Holdings, Inc. 1 7,500 313,575 --------------------------------------------------------------------------------- Anika Therapeutics, Inc. 1 5,300 48,495 --------------------------------------------------------------------------------- Arrow International, Inc. 9,000 278,910 --------------------------------------------------------------------------------- ArthroCare Corp. 1 5,200 166,712 --------------------------------------------------------------------------------- Aspect Medical Systems, Inc. 1 7,000 171,220 --------------------------------------------------------------------------------- Bausch & Lomb, Inc. 1,000 64,460 --------------------------------------------------------------------------------- Bioveris Corp. 1 400 2,924 --------------------------------------------------------------------------------- CNS, Inc. 2,900 36,395 --------------------------------------------------------------------------------- Conceptus, Inc. 1 1,500 12,173 --------------------------------------------------------------------------------- ConMed Corp. 1 7,100 201,782 --------------------------------------------------------------------------------- Conor Medsystems, Inc. 1 4,800 66,480 --------------------------------------------------------------------------------- Cytyc Corp. 1 1,400 38,598 --------------------------------------------------------------------------------- Dade Behring Holdings, Inc. 1 4,700 263,200 --------------------------------------------------------------------------------- Datascope Corp. 300 11,907 --------------------------------------------------------------------------------- Diagnostic Products Corp. 200 11,010 --------------------------------------------------------------------------------- DJ Orthopedics, Inc. 1 900 19,278 --------------------------------------------------------------------------------- Endologix, Inc. 1 2,400 16,392 --------------------------------------------------------------------------------- EPIX Pharmaceuticals, Inc. 1 10,200 182,682 --------------------------------------------------------------------------------- Exactech, Inc. 1 1,300 23,777 --------------------------------------------------------------------------------- Foxhollow Technologies, Inc. 1 700 17,213 --------------------------------------------------------------------------------- Haemonetics Corp. 1 9,000 325,890 --------------------------------------------------------------------------------- HealthTronics, Inc. 1 3,600 38,268 --------------------------------------------------------------------------------- Hologic, Inc. 1 8,900 244,483 --------------------------------------------------------------------------------- Hospira, Inc. 1 8,800 294,800 --------------------------------------------------------------------------------- Idexx Laboratories, Inc. 1 1,200 65,508 --------------------------------------------------------------------------------- Immucor, Inc. 1 3,075 72,293 --------------------------------------------------------------------------------- Inamed Corp. 1 2,450 154,963 --------------------------------------------------------------------------------- Kensey Nash Corp. 1 7,100 245,163 --------------------------------------------------------------------------------- Kyphon, Inc. 1 5,400 139,104 --------------------------------------------------------------------------------- Lifeline Systems, Inc. 1 2,500 64,400 15 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES Continued Matthews International Corp., Cl. A 8,600 $ 316,480 --------------------------------------------------------------------------------- Medical Action Industries, Inc. 1 2,100 41,370 --------------------------------------------------------------------------------- Meridian Bioscience, Inc. 5,600 97,384 --------------------------------------------------------------------------------- Millipore Corp. 1 300 14,943 --------------------------------------------------------------------------------- Mine Safety Applicances Co. 4,200 212,940 --------------------------------------------------------------------------------- Molecular Devices Corp. 1 7,300 146,730 --------------------------------------------------------------------------------- Occulogix, Inc. 1 800 8,224 --------------------------------------------------------------------------------- Ocular Sciences, Inc. 1 8,000 392,080 --------------------------------------------------------------------------------- OrthoLogic Corp. 1 7,000 43,750 --------------------------------------------------------------------------------- Palomar Medical Technologies, Inc. 1 6,700 174,669 --------------------------------------------------------------------------------- PerkinElmer, Inc. 9,300 209,157 --------------------------------------------------------------------------------- PolyMedica Corp. 8,600 320,694 --------------------------------------------------------------------------------- Possis Medical, Inc. 1 6,600 88,968 --------------------------------------------------------------------------------- Respironics, Inc. 1 1,600 86,976 --------------------------------------------------------------------------------- SonoSite, Inc. 1 3,900 132,405 --------------------------------------------------------------------------------- SurModics, Inc. 1 4,900 159,299 --------------------------------------------------------------------------------- Sybron Dental Specialties, Inc. 1 11,300 399,794 --------------------------------------------------------------------------------- Symmetry Medical, Inc. 1 4,000 84,200 --------------------------------------------------------------------------------- Thermo Electron Corp. 1 6,700 202,273 --------------------------------------------------------------------------------- TriPath Imaging, Inc. 1 2,800 25,116 --------------------------------------------------------------------------------- Urologix, Inc. 1 3,500 22,645 --------------------------------------------------------------------------------- Varian Medical Systems, Inc. 1 1,700 73,508 --------------------------------------------------------------------------------- Varian, Inc. 1 3,700 151,737 --------------------------------------------------------------------------------- Ventana Medical Systems, Inc. 1 6,100 390,339 --------------------------------------------------------------------------------- Viasys Healthcare, Inc. 1 2,400 45,600 --------------------------------------------------------------------------------- VISX, Inc. 1 18,900 488,943 --------------------------------------------------------------------------------- West Pharmaceutical Services, Inc. 4,000 100,120 --------------------------------------------------------------------------------- Wright Medical Group, Inc. 1 6,200 176,700 --------------------------------------------------------------------------------- Young Innovations, Inc. 550 18,552 -------------- 8,411,852 --------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--4.5% Alderwoods Group, Inc. 1 2,800 31,864 --------------------------------------------------------------------------------- Allscripts Healthcare Solutions, Inc. 1 15,400 164,318 --------------------------------------------------------------------------------- Amedisys, Inc. 1 6,500 210,535 --------------------------------------------------------------------------------- America Service Group, Inc. 1 3,350 89,680 --------------------------------------------------------------------------------- American Healthways, Inc. 1 800 26,432 --------------------------------------------------------------------------------- AMERIGROUP Corp. 1 1,100 83,226 --------------------------------------------------------------------------------- AMN Healthcare Services, Inc. 1 800 12,728 --------------------------------------------------------------------------------- AmSurg Corp. 1 1,600 47,264 --------------------------------------------------------------------------------- Andrx Corp. 1 2,700 58,941 --------------------------------------------------------------------------------- Beverly Enterprises, Inc. 1 18,700 171,105 --------------------------------------------------------------------------------- Bio-Reference Laboratories, Inc. 1 4,900 85,260 --------------------------------------------------------------------------------- Cantel Medical Corp. 1 700 26,194 --------------------------------------------------------------------------------- Centene Corp. 1 600 17,010 --------------------------------------------------------------------------------- Cerner Corp. 1 3,900 207,363 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES Continued Computer Programs & Systems, Inc. 400 $ 9,260 --------------------------------------------------------------------------------- CorVel Corp. 1 2,100 56,238 --------------------------------------------------------------------------------- Covance, Inc. 1 7,300 282,875 --------------------------------------------------------------------------------- Coventry Health Care, Inc. 1 2,800 148,624 --------------------------------------------------------------------------------- Cross Country Healthcare, Inc. 1 10,700 193,456 --------------------------------------------------------------------------------- DaVita, Inc. 1 2,800 110,684 --------------------------------------------------------------------------------- Dendrite International, Inc. 1 4,800 93,120 --------------------------------------------------------------------------------- Eclipsys Corp. 1 10,800 220,644 --------------------------------------------------------------------------------- Express Scripts, Inc. 1 300 22,932 --------------------------------------------------------------------------------- Genesis HealthCare Corp. 1 9,900 346,797 --------------------------------------------------------------------------------- Gentiva Health Services, Inc. 1 12,900 215,688 --------------------------------------------------------------------------------- HealthExtras, Inc. 1 12,300 200,490 --------------------------------------------------------------------------------- Humana, Inc. 1 5,400 160,326 --------------------------------------------------------------------------------- IDX Systems Corp. 1 4,800 165,408 --------------------------------------------------------------------------------- Kindred Healthcare, Inc. 1 5,100 152,745 --------------------------------------------------------------------------------- LCA-Vision, Inc. 12,100 283,019 --------------------------------------------------------------------------------- LifePoint Hospitals, Inc. 1 1,600 55,712 --------------------------------------------------------------------------------- Magellan Health Services, Inc. 1 5,600 191,296 --------------------------------------------------------------------------------- Matria Healthcare, Inc. 1 4,800 187,536 --------------------------------------------------------------------------------- MedCath Corp. 1 2,800 68,992 --------------------------------------------------------------------------------- Merge Technologies, Inc. 1 3,600 80,100 --------------------------------------------------------------------------------- National HealthCare Corp. 1,200 42,360 --------------------------------------------------------------------------------- National Medical Health Card Systems, Inc. 1 2,500 57,753 --------------------------------------------------------------------------------- Omnicell, Inc. 1 1,200 13,200 --------------------------------------------------------------------------------- Option Care, Inc. 14,200 244,098 --------------------------------------------------------------------------------- Owens & Minor, Inc. 16,900 476,073 --------------------------------------------------------------------------------- PacifiCare Health Systems, Inc. 1 3,700 209,124 --------------------------------------------------------------------------------- Parexel International Corp. 1 9,200 186,760 --------------------------------------------------------------------------------- PDI, Inc. 1 7,400 164,872 --------------------------------------------------------------------------------- Pediatrix Medical Group, Inc. 1 4,600 294,630 --------------------------------------------------------------------------------- Per-Se Technologies, Inc. 1 4,000 63,320 --------------------------------------------------------------------------------- Pharmaceutical Product Development, Inc. 1 1,900 78,451 --------------------------------------------------------------------------------- PRA International 1 2,600 64,428 --------------------------------------------------------------------------------- Province Healthcare Co. 1 8,800 196,680 --------------------------------------------------------------------------------- PSS World Medical, Inc. 1 8,600 107,629 --------------------------------------------------------------------------------- Psychiatric Solutions, Inc. 1 2,600 95,056 --------------------------------------------------------------------------------- RehabCare Group, Inc. 1 7,700 215,523 --------------------------------------------------------------------------------- Res-Care, Inc. 1 7,500 114,150 --------------------------------------------------------------------------------- Select Medical Corp. 14,500 255,200 --------------------------------------------------------------------------------- Service Corp. International 1 29,500 219,775 --------------------------------------------------------------------------------- SFBC International, Inc. 1 900 35,550 --------------------------------------------------------------------------------- Sierra Health Services, Inc. 1 9,400 518,034 --------------------------------------------------------------------------------- Stewart Enterprises, Inc. 1 50,100 350,199 --------------------------------------------------------------------------------- Sunrise Senior Living, Inc. 1 7,300 338,428 16 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES Continued United Surgical Partners International, Inc. 1 5,600 $ 233,520 --------------------------------------------------------------------------------- VCA Antech, Inc. 1 16,700 327,320 --------------------------------------------------------------------------------- Ventiv Health, Inc. 1 6,700 136,144 --------------------------------------------------------------------------------- VistaCare, Inc., Cl. A 1 1,600 26,608 --------------------------------------------------------------------------------- WellChoice, Inc. 1 2,000 106,800 -------------- 9,649,547 --------------------------------------------------------------------------------- PHARMACEUTICALS--1.1% Able Laboratories, Inc. 1 5,800 131,950 --------------------------------------------------------------------------------- Alpharma, Inc., Cl. A 6,200 105,090 --------------------------------------------------------------------------------- AtheroGenics, Inc. 1 7,700 181,412 --------------------------------------------------------------------------------- Barr Pharmaceuticals, Inc. 1 2,500 113,850 --------------------------------------------------------------------------------- Caraco Pharmaceutical Laboratories Ltd. 1 3,700 35,335 --------------------------------------------------------------------------------- Connetics Corp. 1 3,000 72,870 --------------------------------------------------------------------------------- DOV Pharmaceutical, Inc. 1 8,000 144,400 --------------------------------------------------------------------------------- Encysive Pharmaceuticals, Inc. 1 1,900 18,867 --------------------------------------------------------------------------------- Endo Pharmaceuticals Holdings, Inc. 1 3,700 77,774 --------------------------------------------------------------------------------- First Horizon Pharmaceutical Corp. 1 21,100 482,979 --------------------------------------------------------------------------------- Indevus Pharmaceuticals, Inc. 1 5,900 35,164 --------------------------------------------------------------------------------- InKine Pharmaceutical Co., Inc. 1 1,100 5,973 --------------------------------------------------------------------------------- Inspire Pharmaceuticals, Inc. 1 4,100 68,757 --------------------------------------------------------------------------------- Nabi Biopharmaceuticals, Inc. 1 15,500 227,075 --------------------------------------------------------------------------------- Noven Pharmaceuticals, Inc. 1 1,200 20,472 --------------------------------------------------------------------------------- Par Pharmaceutical Cos., Inc. 1 1,200 49,656 --------------------------------------------------------------------------------- Perrigo Co. 14,100 243,507 --------------------------------------------------------------------------------- Rigel Pharmaceuticals, Inc. 1 4,500 109,890 --------------------------------------------------------------------------------- Salix Pharmaceuticals Ltd. 1 8,200 144,238 --------------------------------------------------------------------------------- Seattle Genetics, Inc. 1 4,400 28,732 -------------- 2,297,991 --------------------------------------------------------------------------------- INDUSTRIALS--17.4% --------------------------------------------------------------------------------- AEROSPACE & DEFENSE--1.1% AAR Corp. 1 1,200 16,344 --------------------------------------------------------------------------------- Applied Signal Technology, Inc. 8,100 285,525 --------------------------------------------------------------------------------- Astronics Corp., Cl. B 1 650 3,088 --------------------------------------------------------------------------------- Aviall, Inc. 1 9,900 227,403 --------------------------------------------------------------------------------- BE Aerospace, Inc. 1 11,000 128,040 --------------------------------------------------------------------------------- EDO Corp. 7,400 234,950 --------------------------------------------------------------------------------- Engineered Support Systems, Inc. 550 32,571 --------------------------------------------------------------------------------- ESCO Technologies, Inc. 1 2,300 176,295 --------------------------------------------------------------------------------- Goodrich Corp. 2,100 68,544 --------------------------------------------------------------------------------- HEICO Corp., Cl. A 30 519 --------------------------------------------------------------------------------- Herley Industries, Inc. 1 600 12,204 --------------------------------------------------------------------------------- Innovative Solutions & Support, Inc. 1 8,400 280,224 --------------------------------------------------------------------------------- Moog, Inc., Cl. A 1 2,500 113,375 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- AEROSPACE & DEFENSE Continued Orbital Sciences Corp. 1 30,400 $ 359,632 --------------------------------------------------------------------------------- SI International, Inc. 1 5,000 153,800 --------------------------------------------------------------------------------- Teledyne Technologies, Inc. 1 1,700 50,031 --------------------------------------------------------------------------------- United Defense Industries, Inc. 1 3,400 160,650 -------------- 2,303,195 --------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS--0.7% ABX Air, Inc. 1 27,800 247,142 --------------------------------------------------------------------------------- Dynamex, Inc. 1 5,200 96,356 --------------------------------------------------------------------------------- EGL, Inc. 1 12,800 382,592 --------------------------------------------------------------------------------- Forward Air Corp. 1 11,000 491,700 --------------------------------------------------------------------------------- Hub Group, Inc., Cl. A 1 4,000 208,880 --------------------------------------------------------------------------------- Park-Ohio Holdings Corp. 1 800 20,720 -------------- 1,447,390 --------------------------------------------------------------------------------- AIRLINES--1.1% Alaska Air Group, Inc. 1 9,700 324,853 --------------------------------------------------------------------------------- America West Holdings Corp., Cl. B 1 23,400 153,972 --------------------------------------------------------------------------------- AMR Corp. 1 27,600 302,220 --------------------------------------------------------------------------------- Continental Airlines, Inc., Cl. B 1 31,900 431,926 --------------------------------------------------------------------------------- Delta Air Lines, Inc. 1 28,500 213,180 --------------------------------------------------------------------------------- ExpressJet Holdings, Inc. 1 21,700 279,496 --------------------------------------------------------------------------------- FLYi, Inc. 1 11,300 20,001 --------------------------------------------------------------------------------- Frontier Airlines, Inc. 1 13,700 156,317 --------------------------------------------------------------------------------- Hawaiian Holdings, Inc. 1 7,900 53,957 --------------------------------------------------------------------------------- Mesa Air Group, Inc. 1 12,800 101,632 --------------------------------------------------------------------------------- Northwest Airlines Corp., Cl. A 1 16,000 174,880 --------------------------------------------------------------------------------- Pinnacle Airlines Corp. 1 3,900 54,366 --------------------------------------------------------------------------------- Republic Airways Holdings, Inc. 1 1,500 19,905 --------------------------------------------------------------------------------- SkyWest, Inc. 6,500 130,390 -------------- 2,417,095 --------------------------------------------------------------------------------- BUILDING PRODUCTS--0.9% American Woodmark Corp. 1,100 48,048 --------------------------------------------------------------------------------- Apogee Enterprises, Inc. 11,500 154,215 --------------------------------------------------------------------------------- Beacon Roofing Supply, Inc. 1 3,800 75,468 --------------------------------------------------------------------------------- Crane Co. 5,800 167,272 --------------------------------------------------------------------------------- Jacuzzi Brands, Inc. 1 6,800 59,160 --------------------------------------------------------------------------------- Lennox International, Inc. 6,000 122,100 --------------------------------------------------------------------------------- NCI Building Systems, Inc. 1 7,700 288,750 --------------------------------------------------------------------------------- Simpson Manufacturing Co., Inc. 8,300 289,670 --------------------------------------------------------------------------------- Trex Co., Inc. 1 3,100 162,564 --------------------------------------------------------------------------------- Universal Forest Products, Inc. 7,600 329,840 --------------------------------------------------------------------------------- USG Corp. 1 4,800 193,296 --------------------------------------------------------------------------------- Watsco, Inc. 3,300 116,226 -------------- 2,006,609 17 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--5.0% ABM Industries, Inc. 12,700 $ 250,444 --------------------------------------------------------------------------------- Adesa, Inc. 8,200 174,004 --------------------------------------------------------------------------------- Administaff, Inc. 1 16,900 213,109 --------------------------------------------------------------------------------- Angelica Corp. 1,800 48,690 --------------------------------------------------------------------------------- Banta Corp. 6,100 273,036 --------------------------------------------------------------------------------- Brady Corp., Cl. A 3,800 237,766 --------------------------------------------------------------------------------- Bright Horizons Family Solutions, Inc. 1 4,500 291,420 --------------------------------------------------------------------------------- Brink's Co. (The) 9,500 375,440 --------------------------------------------------------------------------------- Central Parking Corp. 1,900 28,785 --------------------------------------------------------------------------------- Century Business Services, Inc. 1 1,800 7,848 --------------------------------------------------------------------------------- Clean Harbors, Inc. 1 1,000 15,080 --------------------------------------------------------------------------------- Coinstar, Inc. 1 2,600 69,758 --------------------------------------------------------------------------------- CompX International, Inc. 500 8,265 --------------------------------------------------------------------------------- Consolidated Graphics, Inc. 1 7,800 358,020 --------------------------------------------------------------------------------- Copart, Inc. 1 8,900 234,248 --------------------------------------------------------------------------------- Corporate Executive Board Co. 1,300 87,022 --------------------------------------------------------------------------------- CoStar Group, Inc. 1 1,900 87,742 --------------------------------------------------------------------------------- CPI Corp. 1,000 13,590 --------------------------------------------------------------------------------- DiamondCluster International, Inc. 1 12,700 181,991 --------------------------------------------------------------------------------- Dun & Bradstreet Corp. 1 3,500 208,775 --------------------------------------------------------------------------------- Duratek, Inc. 1 5,000 124,550 --------------------------------------------------------------------------------- Electro Rent Corp. 1,000 14,230 --------------------------------------------------------------------------------- Ennis, Inc. 6,300 121,275 --------------------------------------------------------------------------------- Equifax, Inc. 4,500 126,450 --------------------------------------------------------------------------------- Exponent, Inc. 1 5,100 140,199 --------------------------------------------------------------------------------- G&K Services, Inc., Cl. A 5,200 225,784 --------------------------------------------------------------------------------- General Binding Corp. 1 1,500 19,710 --------------------------------------------------------------------------------- Geo Group, Inc. (The) 1 3,300 87,714 --------------------------------------------------------------------------------- Gevity HR, Inc. 5,200 106,912 --------------------------------------------------------------------------------- Harland (John H.) Co. 6,500 234,650 --------------------------------------------------------------------------------- Healthcare Services Group, Inc. 8,850 184,434 --------------------------------------------------------------------------------- Heidrick & Struggles International, Inc. 1 14,100 483,207 --------------------------------------------------------------------------------- HNI Corp. 3,800 163,590 --------------------------------------------------------------------------------- Hudson Highland Group, Inc. 1 7,700 221,760 --------------------------------------------------------------------------------- Ikon Office Solutions, Inc. 17,100 197,676 --------------------------------------------------------------------------------- Imagistics International, Inc. 1 4,200 141,372 --------------------------------------------------------------------------------- Interpool, Inc. 1,400 33,600 --------------------------------------------------------------------------------- Intersections, Inc. 1 1,400 24,150 --------------------------------------------------------------------------------- ITT Educational Services, Inc. 1 2,200 104,610 --------------------------------------------------------------------------------- Jackson Hewitt Tax Service, Inc. 4,400 111,100 --------------------------------------------------------------------------------- Kelly Services, Inc., Cl. A 900 27,162 --------------------------------------------------------------------------------- Kforce, Inc. 1 4,500 49,950 --------------------------------------------------------------------------------- Knoll, Inc. 1 19,900 348,250 --------------------------------------------------------------------------------- Korn-Ferry International 1 18,900 392,175 --------------------------------------------------------------------------------- Labor Ready, Inc. 1 26,500 448,380 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES Continued Laureate Education, Inc. 1 300 $ 13,227 --------------------------------------------------------------------------------- McGrath RentCorp 1,800 78,498 --------------------------------------------------------------------------------- Miller (Herman), Inc. 2,000 55,260 --------------------------------------------------------------------------------- Mobile Mini, Inc. 1 600 19,824 --------------------------------------------------------------------------------- NCO Group, Inc. 1 700 18,095 --------------------------------------------------------------------------------- Portfolio Recovery Associates, Inc. 1 8,000 329,760 --------------------------------------------------------------------------------- Pre-Paid Legal Services, Inc. 1 1,000 37,550 --------------------------------------------------------------------------------- PRG-Schultz International, Inc. 1 3,800 19,114 --------------------------------------------------------------------------------- Resources Connection, Inc. 1 2,400 130,344 --------------------------------------------------------------------------------- Robert Half International, Inc. 3,900 114,777 --------------------------------------------------------------------------------- Rollins, Inc. 7,200 189,504 --------------------------------------------------------------------------------- Rush Enterprises, Inc., Cl. A 1 3,600 58,428 --------------------------------------------------------------------------------- Schawk, Inc. 1,100 19,998 --------------------------------------------------------------------------------- School Specialty, Inc. 1 4,000 154,240 --------------------------------------------------------------------------------- SITEL Corp. 1 12,400 30,504 --------------------------------------------------------------------------------- Sotheby's Holdings, Inc., Cl. A 1 15,200 276,032 --------------------------------------------------------------------------------- Spherion Corp. 1 11,700 98,280 --------------------------------------------------------------------------------- Standard Register Co. (The) 1,200 16,944 --------------------------------------------------------------------------------- Steelcase, Inc., Cl. A 9,300 128,712 --------------------------------------------------------------------------------- TeleTech Holdings, Inc. 1 17,400 168,606 --------------------------------------------------------------------------------- United Stationers, Inc. 1 7,500 346,500 --------------------------------------------------------------------------------- Universal Technical Institute, Inc. 1 1,900 72,428 --------------------------------------------------------------------------------- Viad Corp. 6,300 179,487 --------------------------------------------------------------------------------- Volt Information Sciences, Inc. 1 2,200 64,658 --------------------------------------------------------------------------------- Waste Connections, Inc. 1 7,700 263,725 --------------------------------------------------------------------------------- Waste Industries USA, Inc. 100 1,240 --------------------------------------------------------------------------------- Watson Wyatt & Co. Holdings 8,500 229,075 --------------------------------------------------------------------------------- West Corp. 1 3,400 112,574 -------------- 10,525,307 --------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--0.5% Comfort Systems USA, Inc. 1 12,800 98,304 --------------------------------------------------------------------------------- Dycom Industries, Inc. 1 4,700 143,444 --------------------------------------------------------------------------------- EMCOR Group, Inc. 1 1,100 49,698 --------------------------------------------------------------------------------- Granite Construction, Inc. 5,700 151,620 --------------------------------------------------------------------------------- Insituform Technologies, Inc., Cl. A 1 11,800 267,506 --------------------------------------------------------------------------------- Integrated Electrical Services, Inc. 1 5,900 28,556 --------------------------------------------------------------------------------- MasTec, Inc. 1 2,500 25,275 --------------------------------------------------------------------------------- McDermott International, Inc. 1 4,500 82,620 --------------------------------------------------------------------------------- Perini Corp. 1 4,600 76,774 --------------------------------------------------------------------------------- Shaw Group, Inc. (The) 1 7,000 124,950 --------------------------------------------------------------------------------- URS Corp. 1 3,200 102,720 -------------- 1,151,467 18 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT--1.2% Active Power, Inc. 1 3,400 $ 15,640 --------------------------------------------------------------------------------- Acuity Brands, Inc. 7,200 228,960 --------------------------------------------------------------------------------- American Power Conversion Corp. 7,400 158,360 --------------------------------------------------------------------------------- AMETEK, Inc. 600 21,402 --------------------------------------------------------------------------------- AMX Corp. 1 5,300 87,291 --------------------------------------------------------------------------------- Baldor Electric Co. 7,300 200,969 --------------------------------------------------------------------------------- Energy Conversion Devices, Inc. 1 10,500 202,860 --------------------------------------------------------------------------------- Evergreen Solar, Inc. 1 5,600 24,472 --------------------------------------------------------------------------------- Franklin Electric Co., Inc. 1,200 50,712 --------------------------------------------------------------------------------- Genlyte Group, Inc. (The) 1 6,300 539,784 --------------------------------------------------------------------------------- Hubbell, Inc., Cl. B 3,500 183,050 --------------------------------------------------------------------------------- II-VI, Inc. 1 5,700 242,193 --------------------------------------------------------------------------------- LSI Industries, Inc. 500 5,725 --------------------------------------------------------------------------------- Plug Power, Inc. 1 2,500 15,275 --------------------------------------------------------------------------------- Preformed Line Products Co. 500 14,490 --------------------------------------------------------------------------------- Tecumseh Products Co., Cl. A 300 14,340 --------------------------------------------------------------------------------- Thomas & Betts Corp. 1 9,700 298,275 --------------------------------------------------------------------------------- Vicor Corp. 4,500 58,995 --------------------------------------------------------------------------------- Woodward Governor Co. 1,800 128,898 -------------- 2,491,691 --------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--0.3% Alleghany Corp. 500 142,625 --------------------------------------------------------------------------------- Carlisle Cos., Inc. 1,100 71,412 --------------------------------------------------------------------------------- Raven Industries, Inc. 5,900 125,729 --------------------------------------------------------------------------------- Standex International Corp. 100 2,849 --------------------------------------------------------------------------------- United Industrial Corp. 9,600 371,904 -------------- 714,519 --------------------------------------------------------------------------------- MACHINERY--3.9% A.S.V., Inc. 1 3,500 167,650 --------------------------------------------------------------------------------- Actuant Corp., Cl. A 1 1,100 57,365 --------------------------------------------------------------------------------- Alamo Group, Inc. 700 19,012 --------------------------------------------------------------------------------- Albany International Corp., Cl. A 4,500 158,220 --------------------------------------------------------------------------------- Ampco-Pittsburgh Corp. 1,100 16,060 --------------------------------------------------------------------------------- Astec Industries, Inc. 1 6,900 118,749 --------------------------------------------------------------------------------- Bucyrus International, Inc., Cl. A 5,900 239,776 --------------------------------------------------------------------------------- Cascade Corp. 4,100 163,795 --------------------------------------------------------------------------------- Clarcor, Inc. 2,900 158,833 --------------------------------------------------------------------------------- Cummins, Inc. 2,300 192,717 --------------------------------------------------------------------------------- EnPro Industries, Inc. 1 4,300 127,151 --------------------------------------------------------------------------------- Federal Signal Corp. 6,600 116,556 --------------------------------------------------------------------------------- Flanders Corp. 1 5,600 53,760 --------------------------------------------------------------------------------- Flowserve Corp. 1 6,900 190,026 --------------------------------------------------------------------------------- Gardner Denver, Inc. 1 2,300 83,467 --------------------------------------------------------------------------------- Graco, Inc. 2,550 95,243 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- MACHINERY Continued Greenbrier Cos., Inc. 5,200 $ 176,020 --------------------------------------------------------------------------------- Harsco Corp. 3,000 167,220 --------------------------------------------------------------------------------- Hexcel Corp. 1 25,300 366,850 --------------------------------------------------------------------------------- Idex Corp. 1,600 64,800 --------------------------------------------------------------------------------- JLG Industries, Inc. 10,500 206,115 --------------------------------------------------------------------------------- Joy Global, Inc. 4,782 207,682 --------------------------------------------------------------------------------- Kadant, Inc. 1 3,100 63,550 --------------------------------------------------------------------------------- Kennametal, Inc. 8,000 398,160 --------------------------------------------------------------------------------- Lincoln Electric Holdings, Inc. 13,400 462,836 --------------------------------------------------------------------------------- Manitowoc Co., Inc. (The) 6,500 244,725 --------------------------------------------------------------------------------- Middleby Corp. (The) 2,500 126,800 --------------------------------------------------------------------------------- Mueller Industries, Inc. 12,900 415,380 --------------------------------------------------------------------------------- NACCO Industries, Inc., Cl. A 2,200 231,880 --------------------------------------------------------------------------------- Navistar International Corp. 1 4,300 189,114 --------------------------------------------------------------------------------- Nordson Corp. 8,200 328,574 --------------------------------------------------------------------------------- Oshkosh Truck Corp. 1,900 129,922 --------------------------------------------------------------------------------- Pall Corp. 4,100 118,695 --------------------------------------------------------------------------------- Penn Engineering & Manufacturing Corp. 2,500 45,250 --------------------------------------------------------------------------------- Reliance Steel & Aluminum Co. 9,600 374,016 --------------------------------------------------------------------------------- Robbins & Myers, Inc. 1,600 38,128 --------------------------------------------------------------------------------- SPX Corp. 4,500 180,270 --------------------------------------------------------------------------------- Stewart & Stevenson Services, Inc. 3,700 74,851 --------------------------------------------------------------------------------- Terex Corp. 1 5,700 271,605 --------------------------------------------------------------------------------- Thomas Industries, Inc. 1,500 59,880 --------------------------------------------------------------------------------- Timken Co. 5,500 143,110 --------------------------------------------------------------------------------- Titan International, Inc. 5,100 77,010 --------------------------------------------------------------------------------- Toro Co. (The) 7,800 634,530 --------------------------------------------------------------------------------- Wabash National Corp. 1 8,700 234,291 --------------------------------------------------------------------------------- Wabtec Corp. 8,400 179,088 -------------- 8,168,732 --------------------------------------------------------------------------------- MARINE--0.2% Alexander & Baldwin, Inc. 4,300 182,406 --------------------------------------------------------------------------------- Kirby Corp. 1 3,900 173,082 -------------- 355,488 --------------------------------------------------------------------------------- ROAD & RAIL--1.9% Amerco, Inc. 1 300 13,794 --------------------------------------------------------------------------------- Arkansas Best Corp. 11,500 516,235 --------------------------------------------------------------------------------- CNF Transportation, Inc. 6,300 315,630 --------------------------------------------------------------------------------- Florida East Coast Industries, Inc., Cl. A 2,500 112,750 --------------------------------------------------------------------------------- Genesee & Wyoming, Inc., Cl. A 1 11,450 322,089 --------------------------------------------------------------------------------- Heartland Express, Inc. 13,700 307,839 --------------------------------------------------------------------------------- Hunt (J.B.) Transport Services, Inc. 3,200 143,520 --------------------------------------------------------------------------------- Kansas City Southern 1 4,900 86,877 --------------------------------------------------------------------------------- Knight Transportation, Inc. 2,600 64,480 19 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- ROAD & RAIL Continued Laidlaw International, Inc. 1 14,800 $ 316,720 --------------------------------------------------------------------------------- Landstar System, Inc. 1 900 66,276 --------------------------------------------------------------------------------- Marten Transport Ltd. 1 1,550 35,232 --------------------------------------------------------------------------------- Mullen Transportation, Inc. 1,300 54,088 --------------------------------------------------------------------------------- Old Dominion Freight Line, Inc. 1 850 29,580 --------------------------------------------------------------------------------- Overnite Corp. 2,200 81,928 --------------------------------------------------------------------------------- Pacer International, Inc. 1 7,600 161,576 --------------------------------------------------------------------------------- RailAmerica, Inc. 1 1,300 16,965 --------------------------------------------------------------------------------- SCS Transportation, Inc. 1 7,600 177,612 --------------------------------------------------------------------------------- Swift Transportation Co., Inc. 1 23,200 498,336 --------------------------------------------------------------------------------- U.S. Xpress Enterprises, Inc., Cl. A 1 8,100 237,330 --------------------------------------------------------------------------------- USF Corp. 5,000 189,750 --------------------------------------------------------------------------------- Werner Enterprises, Inc. 14,800 335,072 -------------- 4,083,679 --------------------------------------------------------------------------------- TRADING COMPANIES & DISTRIBUTORS--0.5% Aceto Corp. 3,400 64,736 --------------------------------------------------------------------------------- Applied Industrial Technologies, Inc. 13,250 363,050 --------------------------------------------------------------------------------- Hughes Supply, Inc. 4,800 155,280 --------------------------------------------------------------------------------- Lawson Products, Inc. 500 25,215 --------------------------------------------------------------------------------- MSC Industrial Direct Co., Inc., Cl. A 2,900 104,342 --------------------------------------------------------------------------------- UAP Holding Corp. 1 15,500 267,685 --------------------------------------------------------------------------------- W.W. Grainger, Inc. 2,300 153,226 -------------- 1,133,534 --------------------------------------------------------------------------------- TRANSPORTATION INFRASTRUCTURE--0.1% Macquarie Infrastructure Co. Trust 1 7,000 205,450 --------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--21.1% --------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--2.9% 3Com Corp. 1 14,900 62,133 --------------------------------------------------------------------------------- ADTRAN, Inc. 7,100 135,894 --------------------------------------------------------------------------------- Airspan Networks, Inc. 1 5,000 27,150 --------------------------------------------------------------------------------- Anaren Microwave, Inc. 1 6,700 86,832 --------------------------------------------------------------------------------- Aspect Communications Corp. 1 15,400 171,556 --------------------------------------------------------------------------------- Audiovox Corp., Cl. A 1 3,900 61,542 --------------------------------------------------------------------------------- Bel Fuse, Inc. 200 6,758 --------------------------------------------------------------------------------- Black Box Corp. 7,100 340,942 --------------------------------------------------------------------------------- Brocade Communications Systems, Inc. 1 52,700 402,628 --------------------------------------------------------------------------------- Brooktrout, Inc. 1 3,000 36,030 --------------------------------------------------------------------------------- C-COR.net Corp. 1 5,200 48,360 --------------------------------------------------------------------------------- Carrier Access Corp. 1 2,000 21,360 --------------------------------------------------------------------------------- Ciena Corp. 1 58,600 195,724 --------------------------------------------------------------------------------- CommScope, Inc. 1 7,400 139,860 --------------------------------------------------------------------------------- Comtech Telecommunications Corp. 1 2,300 86,503 --------------------------------------------------------------------------------- Comverse Technology, Inc. 1 10,700 261,615 --------------------------------------------------------------------------------- Digi International, Inc. 1 17,100 293,949 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT Continued Ditech Communications Corp. 1 18,000 $ 269,100 --------------------------------------------------------------------------------- Eagle Broadband, Inc. 1 33,600 22,176 --------------------------------------------------------------------------------- Extreme Networks, Inc. 1 26,000 170,300 --------------------------------------------------------------------------------- F5 Networks, Inc. 1 3,000 146,160 --------------------------------------------------------------------------------- Finisar Corp. 1 46,400 105,792 --------------------------------------------------------------------------------- Foundry Networks, Inc. 1 3,000 39,480 --------------------------------------------------------------------------------- Harmonic, Inc. 1 15,600 130,104 --------------------------------------------------------------------------------- Harris Corp. 2,400 148,296 --------------------------------------------------------------------------------- Inter-Tel, Inc. 3,900 106,782 --------------------------------------------------------------------------------- InterDigital Communications Corp. 1 800 17,680 --------------------------------------------------------------------------------- McDATA Corp., Cl. A 1 10,700 63,772 --------------------------------------------------------------------------------- Mobility Electronics, Inc. 1 9,800 84,084 --------------------------------------------------------------------------------- MRV Communications, Inc. 1 13,100 48,077 --------------------------------------------------------------------------------- Netgear, Inc. 1 11,700 212,823 --------------------------------------------------------------------------------- NMS Communications Corp. 1 26,100 164,691 --------------------------------------------------------------------------------- Optical Communication Products, Inc. 1 400 1,000 --------------------------------------------------------------------------------- Packeteer, Inc. 1 13,200 190,740 --------------------------------------------------------------------------------- Paradyne Networks, Inc. 1 21,100 75,749 --------------------------------------------------------------------------------- Performance Technologies, Inc. 1 10,300 95,790 --------------------------------------------------------------------------------- Plantronics, Inc. 1,200 49,764 --------------------------------------------------------------------------------- Polycom, Inc. 1 10,400 242,528 --------------------------------------------------------------------------------- Powerwave Technologies, Inc. 1 18,400 156,032 --------------------------------------------------------------------------------- QLogic Corp. 1 1,700 62,441 --------------------------------------------------------------------------------- REMEC, Inc. 1 9,400 67,774 --------------------------------------------------------------------------------- Scientific-Atlanta, Inc. 2,900 95,729 --------------------------------------------------------------------------------- SeaChange International, Inc. 1 13,500 235,440 --------------------------------------------------------------------------------- Sonus Networks, Inc. 1 27,100 155,283 --------------------------------------------------------------------------------- SpectraLink Corp. 5,600 79,408 --------------------------------------------------------------------------------- Superior Essex, Inc. 1 2,200 41,349 --------------------------------------------------------------------------------- Sycamore Networks, Inc. 1 37,700 153,062 --------------------------------------------------------------------------------- Symmetricom, Inc. 1 31,100 301,981 --------------------------------------------------------------------------------- Tellabs, Inc. 1 14,400 123,696 --------------------------------------------------------------------------------- ViaSat, Inc. 1 500 12,135 -------------- 6,248,054 --------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--1.3% ActivCard Corp. 1 3,000 26,700 --------------------------------------------------------------------------------- Advanced Digital Information Corp. 1 4,200 42,084 --------------------------------------------------------------------------------- Avid Technology, Inc. 1 2,400 148,200 --------------------------------------------------------------------------------- Electronics for Imaging, Inc. 1 11,800 205,438 --------------------------------------------------------------------------------- Hutchinson Technology, Inc. 1 4,900 169,393 --------------------------------------------------------------------------------- InFocus Corp. 1 17,800 163,048 --------------------------------------------------------------------------------- Maxtor Corp. 1 33,700 178,610 --------------------------------------------------------------------------------- NCR Corp. 1 3,200 221,536 --------------------------------------------------------------------------------- Novatel Wireless, Inc. 1 8,500 164,730 --------------------------------------------------------------------------------- Overland Storage, Inc. 1 1,600 26,704 20 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS Continued PalmOne, Inc. 1 2,600 $ 82,030 --------------------------------------------------------------------------------- Pinnacle Systems, Inc. 1 23,100 140,910 --------------------------------------------------------------------------------- Presstek, Inc. 1 6,600 63,888 --------------------------------------------------------------------------------- Quantum Corp. 1 20,000 52,400 --------------------------------------------------------------------------------- Rimage Corp. 1 500 8,030 --------------------------------------------------------------------------------- SBS Technologies, Inc. 1 7,000 97,720 --------------------------------------------------------------------------------- Silicon Graphics, Inc. 1 87,100 150,683 --------------------------------------------------------------------------------- SimpleTech, Inc. 1 10,500 48,300 --------------------------------------------------------------------------------- Storage Technology Corp. 1 6,700 211,787 --------------------------------------------------------------------------------- Stratasys, Inc. 1 3,400 114,104 --------------------------------------------------------------------------------- Synaptics, Inc. 1 3,900 119,262 --------------------------------------------------------------------------------- Western Digital Corp. 1 17,100 185,364 --------------------------------------------------------------------------------- Xybernaut Corp. 1 21,200 26,076 -------------- 2,646,997 --------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5% Agilysys, Inc. 18,300 313,662 --------------------------------------------------------------------------------- Amphenol Corp., Cl. A 1 4,800 176,352 --------------------------------------------------------------------------------- Anixter International, Inc. 6,800 244,732 --------------------------------------------------------------------------------- AVX Corp. 13,100 165,060 --------------------------------------------------------------------------------- BEI Technologies, Inc. 8,000 247,040 --------------------------------------------------------------------------------- Belden CDT, Inc. 8,900 206,480 --------------------------------------------------------------------------------- Brightpoint, Inc. 1 15,200 297,008 --------------------------------------------------------------------------------- Cogent, Inc. 1 600 19,800 --------------------------------------------------------------------------------- Cognex Corp. 10,700 298,530 --------------------------------------------------------------------------------- Coherent, Inc. 1 4,800 146,112 --------------------------------------------------------------------------------- CTS Corp. 1,400 18,606 --------------------------------------------------------------------------------- CyberOptics Corp. 1 1,600 23,792 --------------------------------------------------------------------------------- Daktronics, Inc. 1 2,300 57,247 --------------------------------------------------------------------------------- Dionex Corp. 1 5,800 328,686 --------------------------------------------------------------------------------- Electro Scientific Industries, Inc. 1 11,700 231,192 --------------------------------------------------------------------------------- Excel Technology, Inc. 1 1,300 33,800 --------------------------------------------------------------------------------- GTSI Corp. 1 400 4,204 --------------------------------------------------------------------------------- Hypercom Corp. 1 18,400 108,928 --------------------------------------------------------------------------------- Identix, Inc. 1 30,000 221,400 --------------------------------------------------------------------------------- Ingram Micro, Inc., Cl. A 1 6,500 135,200 --------------------------------------------------------------------------------- Jabil Circuit, Inc. 1 4,800 122,784 --------------------------------------------------------------------------------- Keithley Instruments, Inc. 7,400 145,780 --------------------------------------------------------------------------------- Kemet Corp. 1 16,500 147,675 --------------------------------------------------------------------------------- Landauer, Inc. 200 9,140 --------------------------------------------------------------------------------- LeCroy Corp. 1 1,500 35,010 --------------------------------------------------------------------------------- Littlefuse, Inc. 1 6,800 232,288 --------------------------------------------------------------------------------- LoJack Corp. 1 5,500 66,715 --------------------------------------------------------------------------------- Maxwell Technologies, Inc. 1 1,500 15,210 --------------------------------------------------------------------------------- Measurement Specialties, Inc. 1 4,300 109,478 --------------------------------------------------------------------------------- Mettler-Toledo International, Inc. 1 2,900 148,799 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS Continued MTS Systems Corp. 6,300 $ 213,003 --------------------------------------------------------------------------------- Park Electrochemical Corp. 4,700 101,896 --------------------------------------------------------------------------------- Paxar Corp. 1 21,600 478,872 --------------------------------------------------------------------------------- PC Connection, Inc. 1 5,700 54,264 --------------------------------------------------------------------------------- Photon Dynamics, Inc. 1 5,800 140,824 --------------------------------------------------------------------------------- Planar Systems, Inc. 1 9,000 101,070 --------------------------------------------------------------------------------- Rofin-Sinar Technologies, Inc. 1 1,800 76,410 --------------------------------------------------------------------------------- Sanmina-SCI Corp. 1 15,900 134,673 --------------------------------------------------------------------------------- ScanSource, Inc. 1 3,200 198,912 --------------------------------------------------------------------------------- Solectron Corp. 1 1,800 9,594 --------------------------------------------------------------------------------- SpatiaLight, Inc. 1 6,800 60,860 --------------------------------------------------------------------------------- Symbol Technologies, Inc. 2,900 50,170 --------------------------------------------------------------------------------- Taser International, Inc. 1 9,000 284,310 --------------------------------------------------------------------------------- Tech Data Corp. 1 7,800 354,120 --------------------------------------------------------------------------------- Tektronix, Inc. 200 6,042 --------------------------------------------------------------------------------- Trimble Navigation Ltd. 1 8,450 279,188 --------------------------------------------------------------------------------- TTM Technologies, Inc. 1 8,100 95,580 --------------------------------------------------------------------------------- UNOVA, Inc. 1 6,900 174,501 --------------------------------------------------------------------------------- Veeco Instruments, Inc. 1 3,200 67,424 --------------------------------------------------------------------------------- Viisage Technology, Inc. 1 21,900 197,319 --------------------------------------------------------------------------------- Zygo Corp. 1 4,200 49,518 -------------- 7,439,260 --------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--2.3% Akamai Technologies, Inc. 1 5,700 74,271 --------------------------------------------------------------------------------- Aladdin Knowledge Systems Ltd. 1 1,500 37,125 --------------------------------------------------------------------------------- AsiaInfo Holdings, Inc. 1 13,600 81,056 --------------------------------------------------------------------------------- Chordiant Software, Inc. 1 19,700 44,916 --------------------------------------------------------------------------------- CMGI, Inc. 1 61,300 156,315 --------------------------------------------------------------------------------- Corillian Corp. 1 24,500 120,540 --------------------------------------------------------------------------------- Covansys Corp. 1 6,300 96,390 --------------------------------------------------------------------------------- CyberSource Corp. 1 17,000 121,550 --------------------------------------------------------------------------------- Digital River, Inc. 1 2,500 104,025 --------------------------------------------------------------------------------- DoubleClick, Inc. 1 31,800 247,404 --------------------------------------------------------------------------------- EarthLink, Inc. 1 49,900 574,848 --------------------------------------------------------------------------------- Embarcadero Technologies, Inc. 1 5,800 54,578 --------------------------------------------------------------------------------- HouseValues, Inc. 1 1,900 28,538 --------------------------------------------------------------------------------- InfoSpace, Inc. 1 6,100 290,055 --------------------------------------------------------------------------------- Internet Capital Group, Inc. 1 7,600 68,400 --------------------------------------------------------------------------------- Internet Security Systems, Inc. 1 11,400 265,050 --------------------------------------------------------------------------------- Interwoven, Inc. 1 15,400 167,552 --------------------------------------------------------------------------------- Ivillage, Inc. 1 23,200 143,376 --------------------------------------------------------------------------------- Keynote Systems, Inc. 1 3,000 41,760 --------------------------------------------------------------------------------- Lionbridge Technologies, Inc. 1 1,600 10,752 --------------------------------------------------------------------------------- LookSmart Ltd. 1 28,400 62,196 --------------------------------------------------------------------------------- MarketWatch, Inc. 1 700 12,600 21 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES Continued MatrixOne, Inc. 1 11,500 $ 75,325 --------------------------------------------------------------------------------- MicroStrategy, Inc., Cl. A 1 1,400 84,350 --------------------------------------------------------------------------------- NetRatings, Inc. 1 3,000 57,510 --------------------------------------------------------------------------------- OpenTV Corp. 1 9,600 36,864 --------------------------------------------------------------------------------- PEC Solutions, Inc. 1 2,000 28,340 --------------------------------------------------------------------------------- Retek, Inc. 1 18,800 115,620 --------------------------------------------------------------------------------- S1 Corp. 1 23,800 215,628 --------------------------------------------------------------------------------- Selectica, Inc. 1 3,400 12,172 --------------------------------------------------------------------------------- SonicWALL, Inc. 1 35,100 221,832 --------------------------------------------------------------------------------- SupportSoft, Inc. 1 8,900 59,274 --------------------------------------------------------------------------------- United Online, Inc. 1 31,300 360,889 --------------------------------------------------------------------------------- ValueClick, Inc. 1 21,900 291,927 --------------------------------------------------------------------------------- VeriSign, Inc. 1 3,700 124,024 --------------------------------------------------------------------------------- WebEx Communications, Inc. 1 500 11,890 --------------------------------------------------------------------------------- webMethods, Inc. 1 4,100 29,561 --------------------------------------------------------------------------------- Websense, Inc. 1 5,600 284,032 -------------- 4,812,535 --------------------------------------------------------------------------------- IT SERVICES--1.8% Acxiom Corp. 17,200 452,360 --------------------------------------------------------------------------------- Alliance Data Systems Corp. 1 1,800 85,464 --------------------------------------------------------------------------------- American Software, Inc. 3,100 18,693 --------------------------------------------------------------------------------- Answerthink, Inc. 1 10,800 50,328 --------------------------------------------------------------------------------- Anteon International Corp. 1 1,600 66,976 --------------------------------------------------------------------------------- Aquantive, Inc. 1 4,300 38,442 --------------------------------------------------------------------------------- BISYS Group, Inc. (The) 1 12,100 199,045 --------------------------------------------------------------------------------- CheckFree Corp. 1 6,700 255,136 --------------------------------------------------------------------------------- Convergys Corp. 1 8,800 131,912 --------------------------------------------------------------------------------- CSG Systems International, Inc. 1 14,000 261,800 --------------------------------------------------------------------------------- eFunds Corp. 1 15,100 362,551 --------------------------------------------------------------------------------- Euronet Worldwide, Inc. 1 4,100 106,682 --------------------------------------------------------------------------------- Information Resources, Inc. 1 3,500 3,535 --------------------------------------------------------------------------------- infoUSA, Inc. 1 18,500 207,015 --------------------------------------------------------------------------------- Integral Systems, Inc. 100 1,945 --------------------------------------------------------------------------------- iPayment Holdings, Inc. 1 2,500 123,800 --------------------------------------------------------------------------------- Keane, Inc. 1 1,600 23,520 --------------------------------------------------------------------------------- Lawson Software, Inc. 1 24,500 168,315 --------------------------------------------------------------------------------- Manhattan Associates, Inc. 1 200 4,776 --------------------------------------------------------------------------------- ManTech International Corp. 1 2,400 56,976 --------------------------------------------------------------------------------- MPS Group, Inc. 1 14,500 177,770 --------------------------------------------------------------------------------- NetScout Systems, Inc. 1 200 1,396 --------------------------------------------------------------------------------- Pegasus Solutions, Inc. 1 3,000 37,800 --------------------------------------------------------------------------------- Perot Systems Corp., Cl. A 1 3,100 49,693 --------------------------------------------------------------------------------- RightNow Technologies, Inc. 1 4,700 75,905 --------------------------------------------------------------------------------- Sabre Holdings Corp. 6,400 141,824 --------------------------------------------------------------------------------- Sapient Corp. 1 39,400 311,654 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- IT SERVICES Continued SRA International, Inc., Cl. A 1 1,800 $ 115,560 --------------------------------------------------------------------------------- SS&C Technologies, Inc. 8,300 171,395 --------------------------------------------------------------------------------- Startek, Inc. 4,400 125,180 --------------------------------------------------------------------------------- TNS, Inc. 1 900 19,665 -------------- 3,847,113 --------------------------------------------------------------------------------- OFFICE ELECTRONICS--0.0% TransAct Technologies, Inc. 1 3,750 80,100 --------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7% Actel Corp. 1 9,700 170,138 --------------------------------------------------------------------------------- ADE Corp. 1 4,500 84,240 --------------------------------------------------------------------------------- Advanced Energy Industries, Inc. 1 13,800 125,994 --------------------------------------------------------------------------------- Agere Systems, Inc., Cl. A 1 88,900 121,793 --------------------------------------------------------------------------------- Applied Micro Circuits Corp. 1 74,700 314,487 --------------------------------------------------------------------------------- Atheros Communications, Inc. 1 4,800 49,200 --------------------------------------------------------------------------------- Atmel Corp. 1 113,400 444,528 --------------------------------------------------------------------------------- ATMI, Inc. 1 11,900 268,107 --------------------------------------------------------------------------------- Axcelis Technologies, Inc. 1 30,500 247,965 --------------------------------------------------------------------------------- Cabot Microelectronics Corp. 1 6,800 272,340 --------------------------------------------------------------------------------- Cascade Microtech, Inc. 1 5,000 67,100 --------------------------------------------------------------------------------- Cirrus Logic, Inc. 1 31,100 171,361 --------------------------------------------------------------------------------- Cohu, Inc. 5,300 98,368 --------------------------------------------------------------------------------- Cree, Inc. 1 10,000 400,800 --------------------------------------------------------------------------------- Cymer, Inc. 1 3,700 109,298 --------------------------------------------------------------------------------- Cypress Semiconductor Corp. 1 6,900 80,937 --------------------------------------------------------------------------------- Diodes, Inc. 1 8,150 184,435 --------------------------------------------------------------------------------- DSP Group, Inc. 1 10,900 243,397 --------------------------------------------------------------------------------- Entegris, Inc. 1 8,100 80,595 --------------------------------------------------------------------------------- Exar Corp. 1 5,000 70,950 --------------------------------------------------------------------------------- Fairchild Semiconductor International, Inc., Cl. A 1 10,800 175,608 --------------------------------------------------------------------------------- FormFactor, Inc. 1 5,300 143,842 --------------------------------------------------------------------------------- Genesis Microchip, Inc. 1 1,300 21,086 --------------------------------------------------------------------------------- Helix Technology Corp. 11,100 193,029 --------------------------------------------------------------------------------- Integrated Circuit Systems, Inc. 1 7,300 152,716 --------------------------------------------------------------------------------- Integrated Device Technology, Inc. 1 24,100 278,596 --------------------------------------------------------------------------------- International Rectifier Corp. 1 800 35,656 --------------------------------------------------------------------------------- Intersil Corp., Cl. A 17,400 291,276 --------------------------------------------------------------------------------- Kopin Corp. 1 10,600 41,022 --------------------------------------------------------------------------------- Kulicke & Soffa Industries, Inc. 1 10,900 93,958 --------------------------------------------------------------------------------- Lam Research Corp. 1 5,100 147,441 --------------------------------------------------------------------------------- Lattice Semiconductor Corp. 1 29,100 165,870 --------------------------------------------------------------------------------- LSI Logic Corp. 1 39,000 213,720 --------------------------------------------------------------------------------- MEMC Electronic Materials, Inc. 1 11,600 153,700 --------------------------------------------------------------------------------- Micrel, Inc. 1 40,400 445,208 --------------------------------------------------------------------------------- Microsemi Corp. 1 26,500 460,040 22 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued Microtune, Inc. 1 24,900 $ 152,139 --------------------------------------------------------------------------------- Mindspeed Technologies, Inc. 1 7,900 21,962 --------------------------------------------------------------------------------- MIPS Technologies, Inc., Cl. A 1 12,000 118,200 --------------------------------------------------------------------------------- Monolithic System Technology, Inc. 1 1,000 6,230 --------------------------------------------------------------------------------- Mykrolis Corp. 1 16,400 232,388 --------------------------------------------------------------------------------- Nanometrics, Inc. 1 3,800 61,252 --------------------------------------------------------------------------------- OmniVision Technologies, Inc. 1 2,500 45,875 --------------------------------------------------------------------------------- PDF Solutions, Inc. 1 3,200 51,552 --------------------------------------------------------------------------------- Photronics, Inc. 1 13,600 224,400 --------------------------------------------------------------------------------- Pixelworks, Inc. 1 6,800 77,112 --------------------------------------------------------------------------------- PLX Technology, Inc. 1 4,700 48,880 --------------------------------------------------------------------------------- PMC-Sierra, Inc. 1 12,900 145,125 --------------------------------------------------------------------------------- Rambus, Inc. 1 7,200 165,600 --------------------------------------------------------------------------------- RF Micro Devices, Inc. 1 5,800 39,672 --------------------------------------------------------------------------------- Rudolph Technologies, Inc. 1 7,200 123,624 --------------------------------------------------------------------------------- Semtech Corp. 1 4,200 91,854 --------------------------------------------------------------------------------- Sigmatel, Inc. 1 4,900 174,097 --------------------------------------------------------------------------------- Silicon Image, Inc. 1 21,000 345,660 --------------------------------------------------------------------------------- Silicon Storage Technology, Inc. 1 39,700 236,215 --------------------------------------------------------------------------------- Siliconix, Inc. 1 200 7,298 --------------------------------------------------------------------------------- Skyworks Solutions, Inc. 1 13,300 125,419 --------------------------------------------------------------------------------- Standard Microsystems Corp. 1 3,400 60,622 --------------------------------------------------------------------------------- Supertex, Inc. 1 300 6,510 --------------------------------------------------------------------------------- Teradyne, Inc. 1 5,900 100,713 --------------------------------------------------------------------------------- Tessera Technologies, Inc. 1 4,800 178,608 --------------------------------------------------------------------------------- Trident Microsystems, Inc. 1 5,500 91,960 --------------------------------------------------------------------------------- Ultra Clean Holdings, Inc. 1 2,900 17,574 --------------------------------------------------------------------------------- Ultratech, Inc. 1 6,700 126,295 --------------------------------------------------------------------------------- Varian Semiconductor Equipment Associates, Inc. 1 2,100 77,385 --------------------------------------------------------------------------------- Virage Logic Corp. 1 6,200 115,134 -------------- 9,888,156 --------------------------------------------------------------------------------- SOFTWARE--4.6% Activision, Inc. 1 10,150 204,827 --------------------------------------------------------------------------------- Actuate Corp. 1 5,600 14,280 --------------------------------------------------------------------------------- Advent Software, Inc. 1 3,900 79,872 --------------------------------------------------------------------------------- Agile Software Corp. 1 4,300 35,131 --------------------------------------------------------------------------------- Amdocs Ltd. 1 2,300 60,375 --------------------------------------------------------------------------------- Ansoft Corp. 1 4,000 80,800 --------------------------------------------------------------------------------- Ansys, Inc. 1 15,600 500,136 --------------------------------------------------------------------------------- Ascential Software Corp. 1 6,300 102,753 --------------------------------------------------------------------------------- Aspen Technology, Inc. 1 5,700 35,397 --------------------------------------------------------------------------------- Autodesk, Inc. 2,600 98,670 --------------------------------------------------------------------------------- BEA Systems, Inc. 1 14,000 124,040 --------------------------------------------------------------------------------- Blackbaud, Inc. 1 600 8,784 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- SOFTWARE Continued BMC Software, Inc. 1 10,500 $ 195,300 --------------------------------------------------------------------------------- Borland Software Corp. 1 22,100 258,128 --------------------------------------------------------------------------------- Cadence Design Systems, Inc. 1 2,000 27,620 --------------------------------------------------------------------------------- Catapult Communications Corp. 1 6,300 152,208 --------------------------------------------------------------------------------- CCC Information Services Group, Inc. 1 400 8,884 --------------------------------------------------------------------------------- Cognos, Inc. 1 2,700 118,962 --------------------------------------------------------------------------------- Compuware Corp. 1 21,100 136,517 --------------------------------------------------------------------------------- Concur Technologies, Inc. 1 600 5,346 --------------------------------------------------------------------------------- E.piphany, Inc. 1 8,500 41,055 --------------------------------------------------------------------------------- Entrust Technologies, Inc. 1 21,400 81,106 --------------------------------------------------------------------------------- ePlus, inc. 1 1,700 20,077 --------------------------------------------------------------------------------- FactSet Research Systems, Inc. 4,900 286,356 --------------------------------------------------------------------------------- Fair Isaac Corp. 4,500 165,060 --------------------------------------------------------------------------------- FileNet Corp. 1 6,500 167,440 --------------------------------------------------------------------------------- Hyperion Solutions Corp. 1 2,300 107,226 --------------------------------------------------------------------------------- Informatica Corp. 1 17,600 142,912 --------------------------------------------------------------------------------- InterVoice-Brite, Inc. 1 12,400 165,540 --------------------------------------------------------------------------------- JDA Software Group, Inc. 1 1,400 19,068 --------------------------------------------------------------------------------- Kronos, Inc. 1 6,150 314,450 --------------------------------------------------------------------------------- Macromedia, Inc. 1 5,100 158,712 --------------------------------------------------------------------------------- Macrovision Corp. 1 8,700 223,764 --------------------------------------------------------------------------------- Manugistics Group, Inc. 1 15,100 43,337 --------------------------------------------------------------------------------- McAfee, Inc. 1 7,900 228,547 --------------------------------------------------------------------------------- Micromuse, Inc. 1 16,500 91,575 --------------------------------------------------------------------------------- MICROS Systems, Inc. 1 1,500 117,090 --------------------------------------------------------------------------------- Midway Games, Inc. 1 6,400 67,200 --------------------------------------------------------------------------------- Mobius Management Systems, Inc. 1 4,000 29,016 --------------------------------------------------------------------------------- MRO Software, Inc. 1 5,600 72,912 --------------------------------------------------------------------------------- MSC.Software Corp. 1 600 6,282 --------------------------------------------------------------------------------- NetIQ Corp. 1 11,400 139,194 --------------------------------------------------------------------------------- Open Solutions, Inc. 1 600 15,576 --------------------------------------------------------------------------------- OPNET Technologies, Inc. 1 1,500 12,630 --------------------------------------------------------------------------------- PalmSource, Inc. 1 4,500 57,330 --------------------------------------------------------------------------------- Parametric Technology Corp. 1 93,700 551,893 --------------------------------------------------------------------------------- Pervasive Software, Inc. 1 200 970 --------------------------------------------------------------------------------- Progress Software Corp. 1 1,600 37,360 --------------------------------------------------------------------------------- Quality Systems, Inc. 1 3,000 179,400 --------------------------------------------------------------------------------- Quest Software, Inc. 1 2,200 35,090 --------------------------------------------------------------------------------- RSA Security, Inc. 1 17,900 359,074 --------------------------------------------------------------------------------- Siebel Systems, Inc. 1 7,400 77,700 --------------------------------------------------------------------------------- SoftBrands, Inc. 1 1,900 4,180 --------------------------------------------------------------------------------- Sonic Solutions, Inc. 1 6,200 139,128 --------------------------------------------------------------------------------- Sybase, Inc. 1 27,800 554,610 --------------------------------------------------------------------------------- Synopsys, Inc. 1 7,700 151,074 --------------------------------------------------------------------------------- Synplicity, Inc. 1 1,100 6,512 23 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- SOFTWARE Continued Take-Two Interactive Software, Inc. 1 10,500 $ 365,295 --------------------------------------------------------------------------------- THQ, Inc. 1 16,400 376,216 --------------------------------------------------------------------------------- TIBCO Software, Inc. 1 43,500 580,290 --------------------------------------------------------------------------------- Transaction Systems Architects, Inc., Cl. A 1 5,600 111,160 --------------------------------------------------------------------------------- Ulticom, Inc. 1 11,100 177,933 --------------------------------------------------------------------------------- Verint Systems, Inc. 1 2,700 98,091 --------------------------------------------------------------------------------- Verity, Inc. 1 10,900 143,008 --------------------------------------------------------------------------------- Wind River Systems, Inc. 1 35,700 483,735 --------------------------------------------------------------------------------- Witness Systems, Inc. 1 15,300 267,138 -------------- 9,721,342 --------------------------------------------------------------------------------- MATERIALS--7.0% --------------------------------------------------------------------------------- CHEMICALS--2.4% Agrium, Inc. 6,500 109,525 --------------------------------------------------------------------------------- Albemarle Corp. 3,400 131,614 --------------------------------------------------------------------------------- American Vanguard Corp. 800 29,424 --------------------------------------------------------------------------------- Arch Chemicals, Inc. 7,000 201,460 --------------------------------------------------------------------------------- Cabot Corp. 10,700 413,876 --------------------------------------------------------------------------------- Cambrex Corp. 2,500 67,750 --------------------------------------------------------------------------------- Compass Minerals International, Inc. 12,100 293,183 --------------------------------------------------------------------------------- Crompton Corp. 17,100 201,780 --------------------------------------------------------------------------------- Cytec Industries, Inc. 2,500 128,550 --------------------------------------------------------------------------------- Eastman Chemical Co. 2,800 161,644 --------------------------------------------------------------------------------- Engelhard Corp. 2,300 70,541 --------------------------------------------------------------------------------- FMC Corp. 1 11,100 536,130 --------------------------------------------------------------------------------- Fuller (H.B.) Co. 3,000 85,530 --------------------------------------------------------------------------------- Georgia Gulf Corp. 9,400 468,120 --------------------------------------------------------------------------------- Great Lakes Chemical Corp. 8,700 247,863 --------------------------------------------------------------------------------- Hercules, Inc. 1 1,500 22,275 --------------------------------------------------------------------------------- MacDermid, Inc. 11,000 397,100 --------------------------------------------------------------------------------- Material Sciences Corp. 1 400 7,196 --------------------------------------------------------------------------------- Minerals Technologies, Inc. 1,500 100,050 --------------------------------------------------------------------------------- Mosaic Co. (The) 1 4,900 79,968 --------------------------------------------------------------------------------- OM Group, Inc. 1 6,300 204,246 --------------------------------------------------------------------------------- Omnova Solutions, Inc. 1 3,300 18,546 --------------------------------------------------------------------------------- PolyOne Corp. 1 13,900 125,934 --------------------------------------------------------------------------------- Schulman (A.), Inc. 4,200 89,922 --------------------------------------------------------------------------------- Scotts Co. (The), Cl. A 1 2,800 205,856 --------------------------------------------------------------------------------- Stepan Co. 1,400 34,104 --------------------------------------------------------------------------------- Terra Industries, Inc. 1 36,100 320,568 --------------------------------------------------------------------------------- Valspar Corp. (The) 600 30,006 --------------------------------------------------------------------------------- W.R. Grace & Co. 1 15,200 206,872 --------------------------------------------------------------------------------- Westlake Chemical Corp. 5,100 170,340 -------------- 5,159,973 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- CONSTRUCTION MATERIALS--0.6% AMCOL International Corp. 4,900 $ 98,441 --------------------------------------------------------------------------------- Eagle Materials, Inc. 5,600 483,560 --------------------------------------------------------------------------------- Eagle Materials, Inc., Cl. B 100 8,430 --------------------------------------------------------------------------------- Florida Rock Industries, Inc. 1,400 83,342 --------------------------------------------------------------------------------- Martin Marietta Materials, Inc. 4,700 252,202 --------------------------------------------------------------------------------- Texas Industries, Inc. 3,100 193,378 --------------------------------------------------------------------------------- Vulcan Materials Co. 2,400 131,064 -------------- 1,250,417 --------------------------------------------------------------------------------- CONTAINERS & PACKAGING--1.3% AptarGroup, Inc. 3,500 184,730 --------------------------------------------------------------------------------- Ball Corp. 1,800 79,164 --------------------------------------------------------------------------------- Bemis Co., Inc. 900 26,181 --------------------------------------------------------------------------------- Caraustar Industries, Inc. 1 4,600 77,372 --------------------------------------------------------------------------------- Crown Holdings, Inc. 1 31,900 438,306 --------------------------------------------------------------------------------- Graphic Packaging Corp. 1 8,900 64,080 --------------------------------------------------------------------------------- Greif, Inc., Cl. A 8,000 448,000 --------------------------------------------------------------------------------- Longview Fibre Co. 6,700 121,538 --------------------------------------------------------------------------------- Owens-Illinois, Inc. 1 15,700 355,605 --------------------------------------------------------------------------------- Packaging Corp. of America 1,600 37,680 --------------------------------------------------------------------------------- Packaging Dynamics Corp. 760 10,944 --------------------------------------------------------------------------------- Pactiv Corp. 1 2,000 50,580 --------------------------------------------------------------------------------- Rock-Tenn Co., Cl. A 5,700 86,412 --------------------------------------------------------------------------------- Silgan Holdings, Inc. 9,700 591,312 --------------------------------------------------------------------------------- Smurfit-Stone Container Corp. 4,200 78,456 -------------- 2,650,360 --------------------------------------------------------------------------------- METALS & MINING--1.9% AK Steel Holding Corp. 1 40,900 591,823 --------------------------------------------------------------------------------- Aleris International, Inc. 1 3,300 55,836 --------------------------------------------------------------------------------- Amerigo Resources Ltd. 1 16,000 25,773 --------------------------------------------------------------------------------- Brush Engineered Materials, Inc. 1 5,300 98,050 --------------------------------------------------------------------------------- Carpenter Technology Corp. 5,800 339,068 --------------------------------------------------------------------------------- Castle (A.M.) & Co. 1 3,800 45,372 --------------------------------------------------------------------------------- Cleveland-Cliffs, Inc. 2,200 228,492 --------------------------------------------------------------------------------- Commercial Metals Co. 3,400 171,904 --------------------------------------------------------------------------------- Dynatec Corp. 1 73,900 67,846 --------------------------------------------------------------------------------- FNX Mining Co., Inc. 1 17,200 74,361 --------------------------------------------------------------------------------- Foundation Coal Holdings, Inc. 1 3,500 80,710 --------------------------------------------------------------------------------- Goldcorp, Inc. 1,500 22,610 --------------------------------------------------------------------------------- Inmet Mining Corp. 1 8,800 158,204 --------------------------------------------------------------------------------- Massey Energy Co. 3,200 111,840 --------------------------------------------------------------------------------- Meridian Gold, Inc. 1 900 17,081 --------------------------------------------------------------------------------- Metal Management, Inc. 8,500 228,395 --------------------------------------------------------------------------------- Olympic Steel, Inc. 1 8,700 230,637 --------------------------------------------------------------------------------- Oregon Steel Mills, Inc. 1 8,500 172,465 24 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- METALS & MINING Continued Quanex Corp. 500 $ 34,285 --------------------------------------------------------------------------------- Roanoke Electric Steel Corp. 500 10,336 --------------------------------------------------------------------------------- RTI International Metals, Inc. 1 2,900 59,566 --------------------------------------------------------------------------------- Ryerson Tull, Inc. 11,700 184,275 --------------------------------------------------------------------------------- Southern Peru Copper Corp. 3,400 160,514 --------------------------------------------------------------------------------- Steel Dynamics, Inc. 2,400 90,912 --------------------------------------------------------------------------------- Steel Technologies, Inc. 3,900 107,289 --------------------------------------------------------------------------------- Stillwater Mining Co. 1 9,400 105,844 --------------------------------------------------------------------------------- Titanium Metals Corp. 1 2,800 67,592 --------------------------------------------------------------------------------- United States Steel Corp. 2,800 143,500 --------------------------------------------------------------------------------- Wheaton River Minerals Ltd. 1 16,100 52,406 --------------------------------------------------------------------------------- Wheeling-Pittsburg Corp. 1 2,300 88,642 --------------------------------------------------------------------------------- Worthington Industries, Inc. 11,800 231,044 -------------- 4,056,672 --------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--0.8% Bowater, Inc. 2,500 109,925 --------------------------------------------------------------------------------- Buckeye Technologies, Inc. 1 5,300 68,953 --------------------------------------------------------------------------------- Deltic Timber Corp. 400 16,980 --------------------------------------------------------------------------------- Glatfelter 11,800 180,304 --------------------------------------------------------------------------------- Louisiana-Pacific Corp. 9,000 240,660 --------------------------------------------------------------------------------- Neenah Paper, Inc. 1 5,900 192,340 --------------------------------------------------------------------------------- Pope & Talbot, Inc. 12,300 210,453 --------------------------------------------------------------------------------- Potlatch Corp. 10,300 520,974 --------------------------------------------------------------------------------- Wausau-Mosinee Paper Corp. 8,500 151,810 -------------- 1,692,399 --------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--1.0% --------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--0.3% Alaska Communications Systems Group, Inc. 1 5,000 43,150 --------------------------------------------------------------------------------- Arbinet Holdings, Inc. 1 3,600 89,460 --------------------------------------------------------------------------------- CenturyTel, Inc. 4,800 170,256 --------------------------------------------------------------------------------- Commonwealth Telephone Enterprises, Inc. 1 100 4,966 --------------------------------------------------------------------------------- Crown Castle International Corp. 1 3,200 53,248 --------------------------------------------------------------------------------- CT Communications, Inc. 3,400 41,820 --------------------------------------------------------------------------------- D&E Communications, Inc. 300 3,615 --------------------------------------------------------------------------------- Iowa Telecommunications Services, Inc. 1 6,700 144,519 --------------------------------------------------------------------------------- North Pittsburgh Systems, Inc. 5,200 128,596 --------------------------------------------------------------------------------- Shenandoah Telecommunications Co. 600 17,970 --------------------------------------------------------------------------------- Time Warner Telecom, Inc., Cl. A 1 1,500 6,540 -------------- 704,140 VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--0.7% @Road, Inc. 1 9,000 $ 62,190 --------------------------------------------------------------------------------- AirGate PCS, Inc. 1 1,400 49,840 --------------------------------------------------------------------------------- Alamosa Holdings, Inc. 1 15,600 194,532 --------------------------------------------------------------------------------- Boston Communications Group, Inc. 1 1,800 16,632 --------------------------------------------------------------------------------- InPhonic, Inc. 1 3,000 82,440 --------------------------------------------------------------------------------- Nextel Partners, Inc., Cl. A 1 6,400 125,056 --------------------------------------------------------------------------------- Price Communications Corp. 3,000 55,770 --------------------------------------------------------------------------------- SBA Communications Corp. 1 15,600 144,768 --------------------------------------------------------------------------------- Telephone & Data Systems, Inc. 1,400 107,730 --------------------------------------------------------------------------------- UbiquiTel, Inc. 1 52,100 370,952 --------------------------------------------------------------------------------- United States Cellular Corp. 1 2,000 89,520 --------------------------------------------------------------------------------- USA Mobility, Inc. 1 5,400 190,674 -------------- 1,490,104 --------------------------------------------------------------------------------- UTILITIES--1.6% --------------------------------------------------------------------------------- ELECTRIC UTILITIES--1.2% ALLETE, Inc. 5,100 187,425 --------------------------------------------------------------------------------- Aquila, Inc. 1 38,200 140,958 --------------------------------------------------------------------------------- Calpine Corp. 1 27,900 109,926 --------------------------------------------------------------------------------- Canadian Hydro Developers, Inc. 1 14,000 39,611 --------------------------------------------------------------------------------- CH Energy Group, Inc. 6,600 317,130 --------------------------------------------------------------------------------- CMS Energy Corp. 1 42,200 440,990 --------------------------------------------------------------------------------- Duquesne Light Holdings, Inc. 100 1,885 --------------------------------------------------------------------------------- El Paso Electric Co. 1 5,100 96,594 --------------------------------------------------------------------------------- Green Mountain Power Corp. 1,000 28,830 --------------------------------------------------------------------------------- IDACORP, Inc. 13,100 400,467 --------------------------------------------------------------------------------- Northeast Utilities Co. 4,800 90,480 --------------------------------------------------------------------------------- NRG Energy, Inc. 1 1,300 46,865 --------------------------------------------------------------------------------- Ormat Technologies, Inc. 1 17,400 283,272 --------------------------------------------------------------------------------- PNM Resources, Inc. 10,100 255,429 --------------------------------------------------------------------------------- Reliant Energy, Inc. 1 2,700 36,855 -------------- 2,476,717 --------------------------------------------------------------------------------- GAS UTILITIES--0.3% Atmos Energy Corp. 7,400 202,390 --------------------------------------------------------------------------------- Chesapeake Utilities Corp. 1,300 34,710 --------------------------------------------------------------------------------- Energen Corp. 2,200 129,690 --------------------------------------------------------------------------------- Laclede Group, Inc. (The) 600 18,690 --------------------------------------------------------------------------------- New Jersey Resources Corp. 1,000 43,340 --------------------------------------------------------------------------------- Nicor, Inc. 1,500 55,410 --------------------------------------------------------------------------------- ONEOK, Inc. 1,800 51,156 --------------------------------------------------------------------------------- Southwest Gas Corp. 2,300 58,420 --------------------------------------------------------------------------------- WGL Holdings, Inc. 200 6,168 -------------- 599,974 25 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 --------------------------------------------------------------------------------- MULTI-UTILITIES & UNREGULATED POWER--0. 1% Dynegy, Inc. 1 8,500 $ 39,270 --------------------------------------------------------------------------------- Energy East Corp. 1,200 32,000 --------------------------------------------------------------------------------- Sierra Pacific Resources 1 15,100 158,550 -------------- 229,820 -------------- Total Common Stocks (Cost $173,806,959) 208,999,882 --------------------------------------------------------------------------------- PREFERRED STOCKS--0.0% --------------------------------------------------------------------------------- Simon Property Group Inc., 6% Cv., Non-Vtg (Cost $3,212) 60 3,553 PRINCIPAL AMOUNT --------------------------------------------------------------------------------- NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0% --------------------------------------------------------------------------------- Mueller Industries, Inc., 6% Sub. Nts., 11/1/14 (Cost $51,000) $ 51,000 50,235 --------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--2.7% --------------------------------------------------------------------------------- Undivided interest of 0.39% in joint repurchase agreement (Principal Amount/Value $1,443,703,000, with a maturity value of $1,443,962,867) with UBS Warburg LLC, 2.16%, dated 12/31/04, to be repurchased at $5,672,021 on 1/3/05, collateralized by Federal National Mortgage Assn., 5%--6%, 4/1/34--10/1/34, with a value of $1,474,609,071 (Cost $5,671,000) 5,671,000 5,671,000 --------------------------------------------------------------------------------- Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $179,532,171) 214,724,670 --------------------------------------------------------------------------------- INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--20.3% --------------------------------------------------------------------------------- ASSET-BACKED FLOATING NOTES--0.7% Whitehawk CDO Funding Corp., 2.56%, 3/15/05 4 1,500,000 1,500,000 --------------------------------------------------------------------------------- MASTER FLOATING NOTES--0.8% Bear Stearns, 2.493%, 1/3/05 4 250,000 250,000 --------------------------------------------------------------------------------- Merrill Lynch Mortgage Capital, 2.413%, 1/3/05 4 1,500,000 1,500,000 -------------- 1,750,000 PRINCIPAL VALUE AMOUNT SEE NOTE 1 --------------------------------------------------------------------------------- MEDIUM-TERM FLOATING NOTES--0.3% Sigma Finance, Inc., 2.502% Medium Term Nts., 1/25/054 $ 654,709 $ 654,709 --------------------------------------------------------------------------------- REPURCHASE AGREEMENTS--18.5% Undivided interest of 1.40% in joint repurchase agreement (Principal Amount/Value $2,800,000,000, with a maturity value of $2,800,550,669) with Nomura Securities, 2.36%, dated 12/31/04, to be repurchased at $39,316,193 on 1/3/05, collateralized by U.S. Government Mortgage Agencies, 2.58%-7.50%, 1/15/08-10/15/44, with a value of $2,908,566,289 4 39,308,462 39,308,462 -------------- Total Investments Purchased with Cash Collateral from Securities Loaned (Cost $43,213,171) 43,213,171 --------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $222,745,342) 121.5% $ 257,937,841 --------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (21.5) (45,690,682) ------------------------------ NET ASSETS 100.0% $ 212,247,159 ============================== FOOTNOTES TO STATEMENT OF INVESTMENTS 1. Non-income producing security. 2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $55,314 or 0.03% of the Fund's net assets as of December 31, 2004. 3. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2004 was $108,569, which represents 0.05% of the Fund's net assets, all of which is considered restricted. See Note 6 of Notes to Financial Statements. 4. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of Notes to Financial Statements. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 26 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF ASSETS AND LIABILITIES December 31, 2004 -------------------------------------------------------------------------------- ------------------------------------------------------------------------------------------------------------------------------ ASSETS ------------------------------------------------------------------------------------------------------------------------------ Investments, at value (including securities loaned of $42,237,021) (cost $222,745,342) --see accompanying statement of investments $ 257,937,841 ------------------------------------------------------------------------------------------------------------------------------ Cash 541,763 ------------------------------------------------------------------------------------------------------------------------------ Receivables and other assets: Investments sold 4,003,790 Shares of beneficial interest sold 378,981 Interest and dividends 100,357 Other 3,053 -------------- Total assets 262,965,785 ------------------------------------------------------------------------------------------------------------------------------ LIABILITIES ------------------------------------------------------------------------------------------------------------------------------ Return of collateral for securities loaned 43,213,171 ------------------------------------------------------------------------------------------------------------------------------ Payables and other liabilities: Investments purchased 6,775,389 Shares of beneficial interest redeemed 579,239 Distribution and service plan fees 95,006 Shareholder communications 18,272 Trustees' compensation 4,860 Transfer and shareholder servicing agent fees 1,723 Other 30,966 -------------- Total liabilities 50,718,626 ------------------------------------------------------------------------------------------------------------------------------ NET ASSETS $ 212,247,159 ============== ------------------------------------------------------------------------------------------------------------------------------ COMPOSITION OF NET ASSETS ------------------------------------------------------------------------------------------------------------------------------ Par value of shares of beneficial interest $ 13,275 ------------------------------------------------------------------------------------------------------------------------------ Additional paid-in capital 171,354,624 ------------------------------------------------------------------------------------------------------------------------------ Accumulated net investment loss (52,556) ------------------------------------------------------------------------------------------------------------------------------ Accumulated net realized gain on investments and foreign currency transactions 5,739,256 ------------------------------------------------------------------------------------------------------------------------------ Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 35,192,560 -------------- NET ASSETS $ 212,247,159 ============== ------------------------------------------------------------------------------------------------------------------------------ NET ASSET VALUE PER SHARE ------------------------------------------------------------------------------------------------------------------------------ Non-Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $38,635,539 and 2,406,937 shares of beneficial interest outstanding) $ 16.05 ------------------------------------------------------------------------------------------------------------------------------ Service Shares: Net asset value, redemption price per share and offering price per share (based on net assets of $173,611,620 and 10,868,312 shares of beneficial interest outstanding) $ 15.97 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS 27 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENT OF OPERATIONS For the Year Ended December 31, 2004 -------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------- INVESTMENT INCOME ---------------------------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $2,509) $ 1,144,958 ---------------------------------------------------------------------------------------- Portfolio lending fees 100,675 ---------------------------------------------------------------------------------------- Interest 64,642 -------------- Total investment income 1,310,275 ---------------------------------------------------------------------------------------- EXPENSES ---------------------------------------------------------------------------------------- Management fees 1,070,988 ---------------------------------------------------------------------------------------- Distribution and service plan fees--Service shares 279,935 ---------------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Non-Service shares 10,029 Service shares 10,136 ---------------------------------------------------------------------------------------- Shareholder communications: Non-Service shares 4,565 Service shares 19,063 ---------------------------------------------------------------------------------------- Trustees' compensation 7,102 ---------------------------------------------------------------------------------------- Custodian fees and expenses 2,542 ---------------------------------------------------------------------------------------- Other 41,355 -------------- Total expenses 1,445,715 Less reduction to custodian expenses (805) -------------- Net expenses 1,444,910 ---------------------------------------------------------------------------------------- NET INVESTMENT LOSS (134,635) ---------------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN ---------------------------------------------------------------------------------------- Net realized gain on: Investments 9,552,785 Foreign currency transactions 26,819 -------------- Net realized gain 9,579,604 ---------------------------------------------------------------------------------------- Net change in unrealized appreciation on: Investments 19,928,773 Translation of assets and liabilities denominated in foreign currencies 175,318 -------------- Net change in unrealized appreciation 20,104,091 ---------------------------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 29,549,060 ============== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 28 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA STATEMENTS OF CHANGES IN NET ASSETS -------------------------------------------------------------------------------- YEAR ENDED DECEMBER 31, 2004 2003 ------------------------------------------------------------------------------------------------------------------------------ OPERATIONS ------------------------------------------------------------------------------------------------------------------------------ Net investment loss $ (134,635) $ (168,501) ------------------------------------------------------------------------------------------------------------------------------ Net realized gain 9,579,604 2,703,929 ------------------------------------------------------------------------------------------------------------------------------ Net change in unrealized appreciation 20,104,091 15,038,979 ----------------------------- Net increase in net assets resulting from operations 29,549,060 17,574,407 ------------------------------------------------------------------------------------------------------------------------------ BENEFICIAL INTEREST TRANSACTIONS ------------------------------------------------------------------------------------------------------------------------------ Net increase in net assets resulting from beneficial interest transactions: Non-Service shares 5,097,638 536,751 Service shares 87,389,394 46,411,899 ------------------------------------------------------------------------------------------------------------------------------ NET ASSETS ------------------------------------------------------------------------------------------------------------------------------ Total increase 122,036,092 64,523,057 ------------------------------------------------------------------------------------------------------------------------------ Beginning of period 90,211,067 25,688,010 ----------------------------- End of period (including accumulated net investment loss of $52,556 and $32,616, respectively) $ 212,247,159 $ 90,211,067 ============================= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 29 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA FINANCIAL HIGHLIGHTS -------------------------------------------------------------------------------- NON-SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 2000 ---------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ---------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 13.44 $ 9.31 $ 11.05 $ 11.09 $ 14.07 ---------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income (loss) .01 1 (.03) (.01) -- 2 (.03) Net realized and unrealized gain (loss) 2.60 4.16 (1.73) (.04) (2.35) ------------------------------------------------------ Total from investment operations 2.61 4.13 (1.74) (.04) (2.38) ---------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Distributions from net realized gain -- -- -- -- (.60) ---------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 16.05 $ 13.44 $ 9.31 $ 11.05 $ 11.09 ====================================================== ---------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 3 19.42% 44.36% (15.75)% (0.36)% (18.34)% ---------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ---------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 38,636 $ 27,551 $ 19,577 $ 18,514 $ 14,599 ---------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 30,871 $ 20,271 $ 20,505 $ 15,307 $ 12,576 ---------------------------------------------------------------------------------------------------------- Ratios to average net assets: 4 Net investment income (loss) 0.06% (0.30)% (0.09)% (0.01)% (0.29)% Total expenses 0.83% 1.01% 1.00% 1.05% 1.37% Expenses after payments and waivers and reduction to custodian expenses N/A 5 N/A 5 N/A 5 N/A 5 1.35% ---------------------------------------------------------------------------------------------------------- Portfolio turnover rate 147% 130% 121% 213% 162% 1. Per share amounts calculated based on the average shares outstanding during the period. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 4. Annualized for periods of less than one full year. 5. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 30 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA SERVICE SHARES YEAR ENDED DECEMBER 31, 2004 2003 2002 2001 1 -------------------------------------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA -------------------------------------------------------------------------------------------------------------------------- Net asset value, beginning of period $ 13.40 $ 9.29 $ 11.05 $ 10.61 -------------------------------------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income (loss) (.02) 2 (.02) (.01) -- 3 Net realized and unrealized gain (loss) 2.59 4.13 (1.75) .44 ------------------------------------------------ Total from investment operations 2.57 4.11 (1.76) .44 -------------------------------------------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Distributions from net realized gain -- -- -- -- -------------------------------------------------------------------------------------------------------------------------- Net asset value, end of period $ 15.97 $ 13.40 $ 9.29 $ 11.05 ================================================ -------------------------------------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE 4 19.18% 44.24% (15.93)% 4.15% -------------------------------------------------------------------------------------------------------------------------- -------------------------------------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA -------------------------------------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $ 173,612 $ 62,660 $ 6,111 $ 108 -------------------------------------------------------------------------------------------------------------------------- Average net assets (in thousands) $ 112,279 $ 25,018 $ 2,228 $ 26 -------------------------------------------------------------------------------------------------------------------------- Ratios to average net assets: 5 Net investment loss (0.14)% (0.43)% (0.26)% (0.34)% Total expenses 1.06% 1.23% 1.21% 1.19% Expenses after payments and waivers and reduction to custodian expenses N/A 6 N/A 6 1.19% N/A 6 -------------------------------------------------------------------------------------------------------------------------- Portfolio turnover rate 147% 130% 121% 213% 1. For the period from July 16, 2001 (inception of offering) to December 31, 2001. 2. Per share amounts calculated based on the average shares outstanding during the period. 3. Less than $0.005 per share. 4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 5. Annualized for periods of less than one full year. 6. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 31 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. 32 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED ACCUMULATED OTHER INVESTMENTS NET INVESTMENT LONG-TERM LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3,4 TAX PURPOSES -------------------------------------------------------------------------- $ -- $ 5,832,268 $ 15,991 $ 35,066,036 1. The Fund had $1,241 of post-October foreign currency losses which were deferred. 2. The Fund had $14,750 of post-October passive foreign investment company losses which were deferred. 3. During the fiscal year ended December 31, 2004, the Fund utilized $3,233,886 of capital loss carryforward to offset capital gains realized in that fiscal year. 4. During the fiscal year ended December 31, 2003, the Fund utilized $2,435,654 of capital loss carryforward to offset capital gains realized in that fiscal year. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Fund were unaffected by the reclassifications. REDUCTION TO REDUCTION TO ACCUMULATED ACCUMULATED NET INCREASE TO NET INVESTMENT REALIZED GAIN PAID-IN CAPITAL LOSS ON INVESTMENTS 5 ---------------------------------------------------- $ 491,766 $ 114,695 $ 606,461 5. $599,308, all of which was long-term capital gain, was distributed in connection with Fund share redemptions. No distributions were paid during the years ended December 31, 2004 and December 31, 2003. 33 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1.SIGNIFICANT ACCOUNTING POLICIES Continued The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss. Federal tax cost of securities $ 222,871,866 ============== Gross unrealized appreciation $ 36,927,077 Gross unrealized depreciation (1,861,041) -------------- Net unrealized appreciation $ 35,066,036 ============== -------------------------------------------------------------------------------- TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan. -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 34 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED AUGUST 31, 2004 YEAR ENDED AUGUST 31, 2003 SHARES AMOUNT SHARES AMOUNT -------------------------------------------------------------------------------------- NON-SERVICE SHARES Sold 989,664 $ 13,869,116 826,676 $ 9,370,135 Redeemed (632,898) (8,771,478) (879,995) (8,833,384) --------------------------------------------------------- Net increase (decrease) 356,766 $ 5,097,638 (53,319) $ 536,751 ========================================================= ----------------------------------------------------------------------------------- SERVICE SHARES Sold 7,817,367 $ 110,026,860 4,910,616 $ 56,495,920 Redeemed (1,624,349) (22,637,466) (892,849) (10,084,021) --------------------------------------------------------- Net increase 6,193,018 $ 87,389,394 4,017,767 $ 46,411,899 ========================================================= -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2004, were $297,239,226 and $206,565,862, respectively. -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. -------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. -------------------------------------------------------------------------------- TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2004, the Fund paid $20,106 to OFS for services to the Fund. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. -------------------------------------------------------------------------------- PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. 35 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 5. FOREIGN CURRENCY CONTRACTS A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. As of December 31, 2004, the Fund had no outstanding foreign currency contracts. -------------------------------------------------------------------------------- 6. ILLIQUID OR RESTRICTED SECURITIES As of December 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Information concerning restricted securities is as follows: UNREALIZED ACQUISITION VALUATION AS OF APPRECIATION SECURITY DATES COST DECEMBER 31, 2004 (DEPRECIATION) ------------------------------------------------------------------------------------ Lightning Energy Ltd. 11/8/04 $ 53,664 $ 49,293 $ (4,371) ProspEx Resources Ltd. 11/17/04 9,233 9,605 372 Tusk Energy Corp. 11/15/04 38,148 49,671 11,523 -------------------------------------------------------------------------------- 7. SECURITIES LENDING The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Fund had on loan securities valued at $42,237,021. Cash of $43,213,171 was received as collateral for the loans, all of which was invested in approved instruments. 36 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA -------------------------------------------------------------------------------- 8. LITIGATION A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.